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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2014 through March 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer Fundamental
                                Growth Fund

--------------------------------------------------------------------------------
                                Annual Report | March 31, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:
                                Class A     PIGFX
                                Class C     FUNCX
                                Class K     PFGKX
                                Class R     PFGRX
                                Class Y     FUNYX
                                Class Z     PFGZX

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          23

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       42

Trustees, Officers and Service Providers                                      44

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 1

President's Letter

Dear Shareowner,

As mid-year approaches, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 3

Portfolio Management Discussion | 3/31/15

The domestic equity markets generated healthy overall results during the 12-month period ended March 31, 2015, but the solid returns of the major market benchmarks masked a series of significant and sometimes deep corrections in some market sectors, most notably energy, over the final months of the period. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson, a senior vice president and a portfolio manager at Pioneer, and Mr. Cloonan, a senior vice president and a portfolio manager at Pioneer, are responsible for day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended March 31, 2015?

A Pioneer Fundamental Growth Fund's Class A shares returned 17.60% at net asset value during the 12-month period ended March 31, 2015, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 16.09%. During the same period, the average return of the 702 mutual funds in Lipper's Large Cap Growth Funds category was 14.54%, and the average return of the 1,714 mutual funds in Morningstar's Large Growth Funds category was 13.30%.

Q How would you describe the investment environment for equities during the 12-month period ended March 31, 2015?

A U.S. equity markets produced broad gains in most stock groups, despite periodic bouts with volatility that affected different sectors at different times. The overall rally in stock prices was driven by growing investor confidence in the general domestic economic backdrop, which featured improving growth trends, increasing employment, a strengthening housing industry, rising consumer spending and low levels of inflation. Some market sectors, however, were buffeted by a series of rolling corrections over the 12-month period, most notably when energy stocks fell sharply late in 2014 and early in 2015 as global prices for crude oil plummeted. Earlier in the period, some biotechnology, information technology and consumer discretionary stocks were hit hard by corrections, which were followed by a later sell-off in the industrials sector. Moreover, the general market suffered

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 through a sharp, but short-lived correction between September and October 2014, possibly brought on by fears about the contagious effects of suddenly lower oil prices and by the withdrawal of some monetary stimulus from the U.S. economy with the end of the U.S. Federal Reserve System's (the Fed's) quantitative easing program. By the end of the period, however, the market had snapped back and share prices, by and large, had regained the ground they had lost in the wake of the September/October correction.

Q Which of your investment decisions or individual portfolio holdings had the greatest effects on the Fund's benchmark-relative performance during the 12-month period ended March 31, 2015

A Good sector allocation decisions, especially the portfolio's significant overweight to health care, a sector which outperformed, and an underweight to energy stocks, combined with successful security selection results, helped the Fund to outperform relative to the Russell Index benchmark during the period.

     Security selection in the consumer discretionary sector was a particularly strong contributor to the Fund's benchmark-relative performance during the period, led by solid results from the portfolio's position in home-improvement chain Home Depot. Home Depot is a particularly well-managed company which is disciplined in its allocation of capital, and thus was able to take advantage of the improvement in the housing industry over the period. Another holding in the consumer discretionary sector which made a solid contribution to the Fund's benchmark-relative returns was discount retail chain Ross Stores. The company had strong comparable-store sales trends and benefited from the uptick in consumer spending during the period. Also in consumer discretionary, the Fund's positions in two media firms were standout performers during the period: Disney and Time Warner. Both companies successfully added revenue from expanded distribution of their programming and their strong pricing power, while Disney also benefited from its diversification, particularly its theme park business, which produced strong results as the economy continued to improve and travel and consumer spending increased.

     The Fund also saw good benchmark-relative performance from holdings in health care, a sector which we overweighted during the period. Two of the top performers for the Fund in the sector were companies involved in mergers: Covidien, a health care products company acquired by Medtronic;

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 5 and Allergan, a pharmaceutical firm acquired by Actavis. (Actavis currently plans to change the name of the combined company back to Allergan.) Another portfolio investment in health care that produced strong results for the Fund during the period was Celgene, a pharmaceutical and biotechnology company with improving prospects.

     There were some disappointing security selection results, however, in the information technology and industrials sectors during the period. In the information technology sector, the Fund's positions in Xilinx, a semiconductor company, and EMC, a specialist in storage technology, underperformed. We sold the position in Xilinx, which had deteriorating growth trends, but retained the investment in EMC, as we saw continuing longer-term potential in the company despite recent sluggishness in corporate technology investment spending. In the industrials sector, the most notable detractors from the Fund's benchmark-relative returns during the period were holdings of Precision Castparts and United Technologies. Precision Castparts, which we continue to view as a well-managed, disciplined company, recently had problems getting some key production equipment back on line after scheduled maintenance. The company also was affected by de-stocking decisions by one of its major customers. We still think Precision Castpart's recent problems are temporary, however, and continue to hold the position in the Fund's portfolio. United Technologies had underperformed during the first part of the Fund's fiscal year, but its stock had begun to regain value as of the end of the period following the appointment of a new company chief executive, who has placed a new emphasis on execution of the company's business plan while reviewing the value of all company assets.

Q What changes did you make to the portfolio during the 12-month period ended March 31, 2015?

A During the 12-month period we sold the Fund's shares of the following companies: Procter & Gamble, the consumer products firm; tobacco company Philip Morris International; W.W. Grainger, a distributor of maintenance and operating supplies to the industrial market; Occidental Petroleum, which we think will continue to be negatively affected by low oil prices; and semiconductor company Xilinx, which we mentioned earlier.

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

     Positions added to the Fund's portfolio during the period were:
     International Flavors and Fragrances, a supplier to the food, personal care and cosmetic industries; Johnson & Johnson, the diversified health care company; tobacco company Lorillard; and auto parts supplier O'Reilly Automotive.

Q Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2015?

A    No, the Fund did not invest in any derivatives during the period.

Q    What is your investment outlook?

A We continue to see a favorable growth outlook for the U.S. economy, helped by relatively stable financial conditions, including little inflationary pressure, which should allow the Fed to avoid tightening monetary policy significantly. Our outlook for corporate earnings growth is more mixed, however, as economic sluggishness in some key foreign markets and a strong U.S. dollar has begun to affect the profits of domestic corporations with significant exposures to overseas markets. Also, the collapse of crude oil prices is having a substantial negative impact on the energy industry, even though lower gasoline and fuel prices are benefiting consumer spending and helping the profit margins of industries that are significant energy consumers.

     We believe we may see even more volatility in the U.S. equity market due to the confluence of several factors. First, even as the Fed starts to tighten monetary policy at home, many foreign central banks are becoming more accommodative in their monetary policies. The result has been the continued strengthening of the U.S. dollar, which is creating an imbalance in currency markets. In addition, the commodities markets -- particularly the oil and gas markets -- are becoming even more imbalanced and are creating significant price volatility.

     We believe the Fund is well positioned for a more volatile market environment, especially because of our continued focus on investing in what we believe are higher-quality, large-cap growth companies with strong balance sheets and the ability to generate sustained, high returns on incremental capital. We think those qualities can be especially timely during periods of any economic or market stress.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 7

Please refer to the Schedule of Investments on pages 19-22 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Portfolio Summary | 3/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                           98%
International Common Stocks                                                   2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     25.7%
Health Care                                                                19.6%
Consumer Discretionary                                                     17.3%
Consumer Staples                                                           13.6%
Industrials                                                                11.7%
Materials                                                                   5.3%
Energy                                                                      3.6%
Financials                                                                  3.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Apple, Inc.                                                          5.98%
--------------------------------------------------------------------------------
 2.   Microsoft Corp.                                                      4.63
--------------------------------------------------------------------------------
 3.   MasterCard, Inc.                                                     4.34
--------------------------------------------------------------------------------
 4.   CVS Health Corp.                                                     4.14
--------------------------------------------------------------------------------
 5.   The Home Depot, Inc.                                                 4.12
--------------------------------------------------------------------------------
 6.   The Walt Disney Co.                                                  3.74
--------------------------------------------------------------------------------
 7.   Celgene Corp.                                                        3.72
--------------------------------------------------------------------------------
 8.   Thermo Fisher Scientific, Inc.                                       3.65
--------------------------------------------------------------------------------
 9.   Gilead Sciences, Inc.                                                3.60
--------------------------------------------------------------------------------
10.   3M Co.                                                               3.55
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 9

Prices and Distributions | 3/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      3/31/15                          3/31/14
--------------------------------------------------------------------------------
           A                        $19.06                           $16.66
--------------------------------------------------------------------------------
           C                        $17.81                           $15.66
--------------------------------------------------------------------------------
           K                        $19.05                           $16.64
--------------------------------------------------------------------------------
           R                        $18.86                           $16.50
--------------------------------------------------------------------------------
           Y                        $19.20                           $16.77
--------------------------------------------------------------------------------
           Z                        $19.03                           $16.64
--------------------------------------------------------------------------------

Distributions per Share: 4/1/14-3/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.0481              $0.0054              $0.4662
--------------------------------------------------------------------------------
           C             $    --              $0.0054              $0.4662
--------------------------------------------------------------------------------
           K             $0.1175              $0.0054              $0.4662
--------------------------------------------------------------------------------
           R             $    --              $0.0054              $0.4662
--------------------------------------------------------------------------------
           Y             $0.0998              $0.0054              $0.4662
--------------------------------------------------------------------------------
           Z             $0.0842              $0.0054              $0.4662
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-16.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
             Net         Public           Russell
             Asset       Offering         1000
             Value       Price            Growth
Period       (NAV)       (POP)            Index
--------------------------------------------------------------------------------
10 Years      9.40%       8.75%            9.36%
5 Years      14.82       13.46            15.63
1 Year       17.60       10.81            16.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
             Gross       Net
--------------------------------------------------------------------------------
             1.13%       1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fundamental   Russell 1000
                       Growth Fund           Growth Index
3/31/2005              $ 9,425               $10,000
3/31/2006              $10,470               $11,314
3/31/2007              $11,036               $12,113
3/31/2008              $11,299               $12,022
3/31/2009              $ 8,255               $ 7,901
3/31/2010              $11,598               $11,831
3/31/2011              $12,900               $13,991
3/31/2012              $14,815               $15,533
3/31/2013              $16,243               $17,100
3/31/2014              $19,680               $21,071
3/31/2015              $23,144               $24,461

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 11

Performance Update | 3/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                          Russell
                                          1000
             If          If               Growth
Period       Held        Redeemed         Index
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005    8.29%       8.29%            9.36%
5 Years      13.96       13.96            15.63
1 Year       16.81       16.81            16.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fundamental   Russell 1000
                       Growth Fund           Growth Index
12/31/2005             $10,000               $ 10,000
3/31/2006              $10,369               $ 10,309
3/31/2007              $10,836               $ 11,037
3/31/2008              $11,000               $ 10,954
3/31/2009              $ 7,974               $  7,199
3/31/2010              $11,108               $ 10,780
3/31/2011              $12,255               $ 12,748
3/31/2012              $13,968               $ 14,154
3/31/2013              $15,193               $ 15,581
3/31/2014              $18,276               $ 19,199
3/31/2015              $21,348               $ 22,288

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 Years      9.50%       9.36%
5 Years      15.03       15.63
1 Year       18.11       16.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fundamental   Russell 1000
                       Growth Fund           Growth Index
3/31/2005              $10,000               $10,000
3/31/2006              $11,110               $11,314
3/31/2007              $11,711               $12,113
3/31/2008              $11,991               $12,022
3/31/2009              $ 8,760               $ 7,901
3/31/2010              $12,307               $11,831
3/31/2011              $13,689               $13,991
3/31/2012              $15,721               $15,533
3/31/2013              $17,259               $17,100
3/31/2014              $20,989               $21,071
3/31/2015              $24,790               $24,461

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 13

Performance Update | 3/31/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 Years      9.31%       9.36%
5 Years      14.62       15.63
1 Year       17.23       16.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fundamental   Russell 1000
                       Growth Fund           Growth Index
3/31/2005              $10,000               $10,000
3/31/2006              $11,110               $11,314
3/31/2007              $11,711               $12,113
3/31/2008              $11,991               $12,022
3/31/2009              $ 8,760               $ 7,901
3/31/2010              $12,307               $11,831
3/31/2011              $13,689               $13,991
3/31/2012              $15,721               $15,533
3/31/2013              $17,186               $17,100
3/31/2014              $20,767               $21,071
3/31/2015              $24,345               $24,461

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 Years      9.64%       9.36%
5 Years      15.23       15.63
1 Year       17.98       16.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Fundamental   Russell 1000
                       Growth Fund           Growth Index
3/31/2005              $ 5,000,000           $ 5,000,000
3/31/2006              $ 5,555,025           $ 5,657,150
3/31/2007              $ 5,855,502           $ 6,056,413
3/31/2008              $ 5,995,350           $ 6,011,095
3/31/2009              $ 4,379,849           $ 3,950,250
3/31/2010              $ 6,175,263           $ 5,915,555
3/31/2011              $ 6,906,168           $ 6,995,467
3/31/2012              $ 7,961,977           $ 7,766,676
3/31/2013              $ 8,757,477           $ 8,550,130
3/31/2014              $10,635,168           $10,535,364
3/31/2015              $12,547,583           $12,230,363

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 15

Performance Update | 3/31/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 Years      9.47%       9.36%
5 Years      14.96       15.63
1 Year       17.78       16.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
             Gross       Net
--------------------------------------------------------------------------------
             0.99%       0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Fundamental   Russell 1000
                       Growth Fund           Growth Index
3/31/2005              $10,000               $10,000
3/31/2006              $11,110               $11,314
3/31/2007              $11,711               $12,113
3/31/2008              $11,991               $12,022
3/31/2009              $ 8,760               $ 7,901
3/31/2010              $12,307               $11,831
3/31/2011              $13,689               $13,991
3/31/2012              $15,721               $15,533
3/31/2013              $17,279               $17,100
3/31/2014              $20,979               $21,071
3/31/2015              $24,710               $24,461

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 2, 2012, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2012, would have been higher than that shown. For the period beginning April 2, 2012, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2014 through March 31, 2015.

---------------------------------------------------------------------------------------------
Share Class                 A           C          K           R            Y           Z
---------------------------------------------------------------------------------------------
Beginning Account      $1,000.00    $1,000.00  $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 10/1/14
---------------------------------------------------------------------------------------------
Ending Account         $1,089.09    $1,085.59  $1,091.89    $1,087.28   $1,091.30   $1,090.05
Value (after expenses)
on 3/31/15
---------------------------------------------------------------------------------------------
Expenses Paid          $   5.68     $   9.31   $    3.60    $    7.29   $    4.17   $    4.69
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.79%, 0.69%, 1.40%, 0.80% and 0.90% for Class A, Class C, Class K, Class
     R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2014 through March 31, 2015.

---------------------------------------------------------------------------------------------
Share Class               A           C            K           R            Y           Z
---------------------------------------------------------------------------------------------
Beginning Account      $1,000.00    $1,000.00  $1,000.00    $1,000.00   $1,000.00   $1,000.00
Value on 10/1/14
---------------------------------------------------------------------------------------------
Ending Account         $1,019.50    $1,016.01  $1,021.49    $1,017.95   $1,020.94   $1,020.44
Value (after expenses)
on 3/31/15
---------------------------------------------------------------------------------------------
Expenses Paid          $    5.49    $    9.00  $    3.48    $    7.04   $    4.03   $    4.53
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.79%, 0.69%, 1.40%, 0.80% and 0.90% for Class A, Class C, Class K, Class
     R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Schedule of Investments | 3/31/15

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                COMMON STOCKS -- 97.3%
                ENERGY -- 3.5%
                Oil & Gas Equipment & Services -- 2.4%
      717,352   Schlumberger, Ltd.                                     $   59,855,851
-------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 1.1%
      906,860   Cabot Oil & Gas Corp.                                  $   26,779,576
                                                                       --------------
                Total Energy                                           $   86,635,427
-------------------------------------------------------------------------------------
                MATERIALS -- 5.2%
                Fertilizers & Agricultural Chemicals -- 1.1%
      249,020   Monsanto Co.                                           $   28,024,711
-------------------------------------------------------------------------------------
                Industrial Gases -- 0.8%
      158,343   Praxair, Inc.                                          $   19,118,334
-------------------------------------------------------------------------------------
                Specialty Chemicals -- 3.3%
      411,008   Ecolab, Inc.                                           $   47,011,095
      278,622   International Flavors & Fragrances, Inc.                   32,710,223
                                                                       --------------
                                                                       $   79,721,318
                                                                       --------------
                Total Materials                                        $  126,864,363
-------------------------------------------------------------------------------------
                CAPITAL GOODS -- 9.8%
                Aerospace & Defense -- 5.0%
      230,852   Precision Castparts Corp.                              $   48,478,920
      625,529   United Technologies Corp.                                  73,311,999
                                                                       --------------
                                                                       $  121,790,919
-------------------------------------------------------------------------------------
                Industrial Conglomerates -- 3.4%
      511,087   3M Co.                                                 $   84,303,801
-------------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 1.4%
      246,220   Cummins, Inc.                                          $   34,135,941
                                                                       --------------
                Total Capital Goods                                    $  240,230,661
-------------------------------------------------------------------------------------
                TRANSPORTATION -- 1.6%
                Air Freight & Logistics -- 1.6%
      408,304   United Parcel Service, Inc. (Class B)                  $   39,580,990
                                                                       --------------
                Total Transportation                                   $   39,580,990
-------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 3.3%
                Restaurants -- 3.3%
      840,764   Starbucks Corp.                                        $   79,620,351
                                                                       --------------
                Total Consumer Services                                $   79,620,351
-------------------------------------------------------------------------------------
                MEDIA -- 6.2%
                Movies & Entertainment -- 6.2%
      848,217   The Walt Disney Co.                                    $   88,969,481
      730,966   Time Warner, Inc.                                          61,722,769
                                                                       --------------
                                                                       $  150,692,250
                                                                       --------------
                Total Media                                            $  150,692,250
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 19

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                RETAILING -- 7.4%
                Apparel Retail -- 2.9%
      675,203   Ross Stores, Inc.                                      $   71,139,388
-------------------------------------------------------------------------------------
                Home Improvement Retail -- 4.0%
      861,845   The Home Depot, Inc.                                   $   97,914,210
-------------------------------------------------------------------------------------
                Automotive Retail -- 0.5%
       56,407   O'Reilly Automotive, Inc.*                             $   12,197,450
                                                                       --------------
                Total Retailing                                        $  181,251,048
-------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 4.0%
                Drug Retail -- 4.0%
      954,902   CVS Health Corp.                                       $   98,555,435
                                                                       --------------
                Total Food & Staples Retailing                         $   98,555,435
-------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 5.6%
                Soft Drinks -- 2.9%
      738,283   PepsiCo., Inc.                                         $   70,594,620
-------------------------------------------------------------------------------------
                Tobacco -- 2.7%
    1,012,687   Lorillard, Inc.                                        $   66,179,095
                                                                       --------------
                Total Food, Beverage & Tobacco                         $  136,773,715
-------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 3.6%
                Household Products -- 2.2%
      777,101   Colgate-Palmolive Co.                                  $   53,884,183
-------------------------------------------------------------------------------------
                Personal Products -- 1.4%
      415,365   The Estee Lauder Companies, Inc.                       $   34,541,753
                                                                       --------------
                Total Household & Personal Products                    $   88,425,936
-------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 4.5%
                Health Care Equipment -- 2.1%
      668,390   Medtronic PLC                                          $   52,127,736
-------------------------------------------------------------------------------------
                Health Care Services -- 2.4%
      659,433   Express Scripts Holding Co.*                           $   57,219,001
                                                                       --------------
                Total Health Care Equipment & Services                 $  109,346,737
-------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                SCIENCES -- 14.7%
                Biotechnology -- 7.8%
      767,031   Celgene Corp.*                                         $   88,423,335
      872,574   Gilead Sciences, Inc.*                                     85,625,687
      145,857   Vertex Pharmaceuticals, Inc.*                              17,206,750
                                                                       --------------
                                                                       $  191,255,772
-------------------------------------------------------------------------------------
                Pharmaceuticals -- 3.3%
      155,891   Actavis plc*                                           $   46,396,279
      343,306   Johnson & Johnson                                          34,536,584
                                                                       --------------
                                                                       $   80,932,863
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

-------------------------------------------------------------------------------------
Shares                                                                 Value
-------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 3.6%
      646,313   Thermo Fisher Scientific, Inc.                         $   86,825,688
                                                                       --------------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $  359,014,323
-------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 2.8%
                Specialized Finance -- 2.8%
      291,322   Intercontinental Exchange, Inc.                        $   67,956,683
                                                                       --------------
                Total Diversified Financials                           $   67,956,683
-------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 13.4%
                Internet Software & Services -- 4.7%
      107,078   Google, Inc. (Class A)*                                $   59,396,167
       99,908   Google, Inc. (Class C)                                     54,749,584
                                                                       --------------
                                                                       $  114,145,751
-------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 4.2%
    1,193,635   MasterCard, Inc.                                       $  103,118,128
-------------------------------------------------------------------------------------
                Systems Software -- 4.5%
    2,707,746   Microsoft Corp.                                        $  110,083,414
                                                                       --------------
                Total Software & Services                              $  327,347,293
-------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 10.5%
                Communications Equipment -- 2.6%
      916,882   Qualcomm, Inc.                                         $   63,576,598
-------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 7.9%
    1,142,666   Apple, Inc.                                            $  142,181,930
    1,968,865   EMC Corp.                                                  50,324,189
                                                                       --------------
                                                                       $  192,506,119
                                                                       --------------
                Total Technology Hardware & Equipment                  $  256,082,717
-------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
                Semiconductors -- 1.2%
      470,033   Analog Devices, Inc.                                   $   29,612,079
                                                                       --------------
                Total Semiconductors & Semiconductor Equipment         $   29,612,079
-------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,744,001,574)                                  $2,377,990,008
-------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 97.3%
                (Cost $1,744,001,574) (a)                              $2,377,990,008
-------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 2.7%                     $   66,744,271
-------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $2,444,734,279
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 21

*    Non-income producing security.

(a) At March 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,745,580,020 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                $644,838,116
     Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                 (12,428,128)
                                                                               ------------
     Net unrealized appreciation                                               $632,409,988
                                                                               ============


Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2015 aggregated $663,349,585 and $225,266,966, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of March 31, 2015, in valuing the Fund's investments:

-------------------------------------------------------------------------------------
                    Level 1               Level 2        Level 3       Total
-------------------------------------------------------------------------------------
Common Stocks       $2,377,990,008        $ --           $ --          $2,377,990,008
-------------------------------------------------------------------------------------
Total               $2,377,990,008        $ --           $ --          $2,377,990,008
=====================================================================================

During the year ended March 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Statement of Assets and Liabilities | 3/31/15

ASSETS:
  Investment in securities (cost $1,744,001,574)                             $2,377,990,008
  Cash                                                                          145,795,919
  Receivables --
     Fund shares sold                                                            17,488,093
     Dividends                                                                    1,350,755
  Prepaid expenses                                                                   57,351
-------------------------------------------------------------------------------------------
        Total assets                                                         $2,542,682,126
-------------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                        $   92,431,233
      Fund shares repurchased                                                     4,607,165
   Due to affiliates                                                                729,509
   Accrued expenses                                                                 179,940
-------------------------------------------------------------------------------------------
         Total liabilities                                                   $   97,947,847
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $1,711,028,019
  Undistributed net investment income                                             2,791,211
  Accumulated net realized gain on investments                                   96,926,615
  Net unrealized appreciation on investments                                    633,988,434
-------------------------------------------------------------------------------------------
        Total net assets                                                     $2,444,734,279
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $796,688,884/41,801,930 shares)                         $        19.06
   Class C (based on $246,593,053/13,848,392 shares)                         $        17.81
   Class K (based on $97,062,588/5,095,375 shares)                           $        19.05
   Class R (based on $37,284,676/1,976,694 shares)                           $        18.86
   Class Y (based on $1,263,593,661/65,827,014 shares)                       $        19.20
   Class Z (based on $3,511,417/184,479 shares)                              $        19.03
MAXIMUM OFFERING PRICE:
   Class A ($19.06 (divided by) 94.25%)                                      $        20.22
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 23

Statement of Operations

For the Year Ended 3/31/15

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld $16)                     $29,191,656
   Interest                                                               17,277
-----------------------------------------------------------------------------------------------
         Total investment income                                                   $ 29,208,933
===============================================================================================
EXPENSES:
  Management fees                                                   $12,414,980
  Transfer agent fees
     Class A                                                             228,760
     Class B*                                                              5,574
     Class C                                                              36,451
     Class K                                                               2,230
     Class R                                                              13,503
     Class Y                                                               7,048
     Class Z                                                               1,265
  Distribution fees
     Class A                                                           1,740,860
     Class B*                                                             18,113
     Class C                                                           1,997,526
     Class R                                                             201,873
  Shareholder communications expense                                   2,586,063
  Administrative reimbursements                                          573,845
  Custodian fees                                                          25,603
  Registration fees                                                      215,688
  Professional fees                                                      100,279
  Printing expense                                                        51,717
  Fees and expenses of nonaffiliated Trustees                             81,303
  Miscellaneous                                                           72,690
-----------------------------------------------------------------------------------------------
     Total operating expenses                                                      $ 20,375,371
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                        (292,219)
-----------------------------------------------------------------------------------------------
     Net operating expenses                                                        $ 20,083,152
-----------------------------------------------------------------------------------------------
         Net investment income                                                     $  9,125,781
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                 $125,298,386
  Change in net unrealized appreciation on investments                             $181,601,642
-----------------------------------------------------------------------------------------------
  Net gain on investments                                                          $306,900,028
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $316,025,809
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                3/31/15            3/31/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $    9,125,781     $    7,369,044
Net realized gain on investments                                   125,298,386         57,722,432
Change in net unrealized appreciation on investments               181,601,642        204,361,102
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $  316,025,809     $  269,452,578
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.05 and $0.06 per share, respectively)         $   (1,878,797)    $   (2,482,445)
      Class K ($0.12 and $0.11 per share, respectively)               (269,640)          (146,526)
      Class R ($0.00 and $0.08 per share, respectively)                     --           (173,280)
      Class Y ($0.10 and $0.09 per share, respectively)             (5,956,917)        (3,986,805)
      Class Z ($0.08 and $0.10 per share, respectively)                (11,941)            (8,022)
Net realized gain:
      Class A ($0.47 and $0.62 per share, respectively)            (17,853,702)       (23,244,470)
      Class B ($0.00 and $0.62 per share, respectively)*                    --           (129,871)
      Class C ($0.47 and $0.62 per share, respectively)             (5,512,482)        (6,228,073)
      Class K ($0.47 and $0.62 per share, respectively)             (1,078,395)          (113,809)
      Class R ($0.47 and $0.62 per share, respectively)               (835,064)        (1,283,428)
      Class Y ($0.47 and $0.62 per share, respectively)            (26,141,183)       (27,940,201)
      Class Z ($0.47 and $0.62 per share, respectively)                (65,055)           (45,158)
-------------------------------------------------------------------------------------------------
          Total distributions to shareowners                    $  (59,603,176)    $  (65,782,088)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  991,290,489     $  923,358,524
Reinvestment of distributions                                       52,453,024         57,739,778
Cost of shares repurchased                                        (593,937,145)      (536,288,335)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                $  449,806,368     $  444,809,967
-------------------------------------------------------------------------------------------------
      Net increase in net assets                                $  706,229,001     $  648,480,457
NET ASSETS:
Beginning of year                                                1,738,505,278      1,090,024,821
-------------------------------------------------------------------------------------------------
End of year                                                     $2,444,734,279     $1,738,505,278
-------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    2,791,211     $    1,782,725
=================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 25

-----------------------------------------------------------------------------------------------
                                  '15 Shares     '15 Amount        '14 Shares     '14 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                        15,036,362    $ 274,201,233      22,110,498    $ 346,917,913
Reinvestment of distributions         937,391       17,489,419       1,445,202       23,486,413
Less shares repurchased           (12,861,620)    (231,236,932)    (15,339,964)    (246,637,720)
-----------------------------------------------------------------------------------------------
      Net increase                  3,112,133    $  60,453,720       8,215,736    $ 123,766,606
===============================================================================================
Class B*
Shares sold or exchanged               36,067    $     587,911          56,558    $     831,773
Reinvestment of distributions              --               --           7,658          115,401
Less shares repurchased              (237,960)      (4,042,482)        (95,005)      (1,394,313)
-----------------------------------------------------------------------------------------------
      Net decrease                   (201,893)   $  (3,454,571)        (30,789)   $    (447,139)
===============================================================================================
Class C
Shares sold                         4,493,019    $  77,274,336       5,540,882    $  81,669,738
Reinvestment of distributions         246,472        4,293,542         316,242        4,816,358
Less shares repurchased            (2,038,629)     (34,334,848)     (1,298,988)     (19,542,874)
-----------------------------------------------------------------------------------------------
      Net increase                  2,700,862    $  47,233,030       4,558,136    $  66,943,222
===============================================================================================
Class K
Shares sold                         3,621,619    $  67,520,968       1,986,520    $  32,284,562
Reinvestment of distributions          72,149        1,348,035          15,892          260,335
Less shares repurchased              (491,338)      (8,895,211)       (110,215)      (1,803,586)
-----------------------------------------------------------------------------------------------
      Net increase                  3,202,430    $  59,973,792       1,892,197    $  30,741,311
===============================================================================================
Class R
Shares sold                         1,235,064    $  22,131,079       2,505,292    $  39,892,360
Reinvestment of distributions          38,654          712,401          81,110        1,308,812
Less shares repurchased            (1,763,621)     (31,500,220)       (290,813)      (4,679,817)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)        (489,903)   $  (8,656,740)      2,295,589    $  36,521,355
===============================================================================================
Class Y
Shares sold                        29,577,154    $ 547,481,140      26,560,882    $ 420,549,032
Reinvestment of distributions       1,516,299       28,532,632       1,691,243       27,699,278
Less shares repurchased           (15,515,618)    (283,571,107)    (16,761,997)    (262,173,534)
-----------------------------------------------------------------------------------------------
      Net increase                 15,577,835    $ 292,442,665      11,490,128    $ 186,074,776
===============================================================================================
Class Z
Shares sold                           115,242    $   2,093,822          78,674    $   1,213,146
Reinvestment of distributions           4,127           76,995           3,266           53,181
Less shares repurchased               (19,275)        (356,345)         (3,510)         (56,491)
-----------------------------------------------------------------------------------------------
      Net increase                    100,094    $   1,814,472          78,430    $   1,209,836
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year        Year       Year
                                                                      Ended       Ended       Ended       Ended      Ended
                                                                      3/31/15     3/31/14     3/31/13     3/31/12    3/31/11
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $  16.66    $  14.33    $  13.23    $  11.86   $  10.96
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.06    $   0.06    $   0.07    $   0.02   $   0.03
   Net realized and unrealized gain (loss) on investments                 2.86        2.95        1.20        1.68       1.17
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   2.92    $   3.01    $   1.27    $   1.70   $   1.20
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.05)   $  (0.06)   $  (0.06)   $  (0.03)  $  (0.02)
   Net realized gain                                                     (0.47)      (0.62)      (0.11)      (0.30)     (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.52)   $  (0.68)   $  (0.17)   $  (0.33)  $  (0.30)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   2.40    $   2.33    $   1.10    $   1.37   $   0.90
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  19.06    $  16.66    $  14.33    $  13.23   $  11.86
===============================================================================================================================
Total return*                                                            17.60%      21.16%       9.64%      14.84%     11.23%
Ratio of net expenses plus interest expense to average net assets         1.09%       1.08%       1.09%       1.19%      1.25%
Ratio of net investment income (loss) to average net assets               0.38%       0.46%       0.54%       0.28%      0.25%
Portfolio turnover rate                                                     12%         21%         28%         16%        18%
Net assets, end of period (in thousands)                              $796,689    $644,527    $436,682    $346,987   $123,305
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets             1.13%       1.13%       1.20%       1.19%      1.28%
   Net investment income (loss) to average net assets                     0.34%       0.41%       0.43%       0.28%      0.22%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 27

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year         Year        Year
                                                                   Ended        Ended        Ended        Ended       Ended
                                                                   3/31/15      3/31/14      3/31/13      3/31/12     3/31/11
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  15.66     $  13.55     $ 12.57      $ 11.34     $ 10.56
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  (0.03)    $  (0.04)    $ (0.02)(a)  $ (0.04)    $ (0.05)(a)
   Net realized and unrealized gain (loss) on investments              2.65         2.77        1.12         1.57        1.11
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   2.62     $   2.73     $  1.10      $  1.53     $  1.06
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $     --     $    --      $ (0.01)     $    --     $    --
   Net realized gain                                                  (0.47)      (0.62)       (0.11)       (0.30)      (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.47)    $  (0.62)    $ (0.12)     $ (0.30)    $ (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   2.15     $   2.11     $  0.98      $  1.23     $  0.78
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.81     $  15.66     $ 13.55      $ 12.57     $ 11.34
===================================================================================================================================
Total return*                                                         16.81%       20.29%       8.77%       13.98%      10.33%
Ratio of net expenses plus interest expense to average net assets      1.79%        1.83%       1.91%        1.96%       2.03%
Ratio of net investment income (loss) to average net assets           (0.32)%      (0.28)%     (0.23)%      (0.50)%     (0.52)%
Portfolio turnover rate                                                  12%          21%         28%          16%         18%
Net assets, end of period (in thousands)                           $246,593     $174,565     $89,299      $33,880     $15,149
===================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------
                                                     Year        Year
                                                     Ended       Ended       12/20/12 to
                                                     3/31/15     3/31/14     3/31/13
--------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                 $ 16.64     $ 14.30     $13.37
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $  0.16     $  0.06     $ 0.03
  Net realized and unrealized gain (loss)
     on investments                                     2.84        3.01       1.00
--------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                              $  3.00     $  3.07     $ 1.03
--------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                              $ (0.12)    $ (0.11)    $(0.10)
  Net realized gain                                    (0.47)      (0.62)        --
--------------------------------------------------------------------------------------------
Total distributions                                  $ (0.59)    $ (0.73)    $(0.10)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  2.41     $  2.34     $ 0.93
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 19.05     $ 16.64     $14.30
============================================================================================
Total return*                                          18.11%      21.61%      7.77%(a)(b)
Ratio of net expenses plus interest expense
  to average net assets                                 0.69%       0.71%      0.77%**
Ratio of net investment income (loss) to
  average net assets                                    0.81%       0.85%      0.77%**
Portfolio turnover rate                                   12%         21%        28%
Net assets, end of period (in thousands)             $97,063     $31,501     $   11
============================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 29

-----------------------------------------------------------------------------------------
                                                 Year           Year
                                                 Ended          Ended     4/2/12 to
                                                 3/31/15        3/31/14   3/31/13
-----------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period             $ 16.50        $ 14.25   $13.34
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $ (0.00)(a)    $  0.01   $ 0.06
  Net realized and unrealized gain (loss)
     on investments                                 2.83           2.94     1.05
-----------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                          $  2.83        $  2.95   $ 1.11
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $    --        $ (0.08)  $(0.09)
  Net realized gain                                (0.47)         (0.62)   (0.11)
-----------------------------------------------------------------------------------------
Total distributions                              $ (0.47)       $ (0.70)  $(0.20)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  2.36        $  2.25   $ 0.91
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $ 18.86        $ 16.50   $14.25
=========================================================================================
Total return*                                      17.23%         20.84%    8.42%(b)(c)
Ratio of net expenses plus interest expense
  to average net assets                             1.40%          1.39%    1.40%**
Ratio of net investment income (loss) to
  average net assets                                0.05%          0.18%    0.27%**
Portfolio turnover rate                               12%            21%      28%
Net assets, end of period (in thousands)         $37,285        $40,703   $2,437
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses plus interest expense to
     average net assets                               1.52%        1.39%     1.45%**
  Net investment income (loss) to average
     net assets                                      (0.07)%       0.18%     0.21%**
=========================================================================================

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(c)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year       Year          Year       Year
                                                                   Ended        Ended      Ended         Ended      Ended
                                                                   3/31/15      3/31/14    3/31/13       3/31/12    3/31/11
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $    16.77   $  14.41   $  13.30      $  11.91   $  10.99
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $     0.10   $   0.10   $   0.10      $   0.07   $   0.08
   Net realized and unrealized gain (loss) on investments                2.90       2.97       1.22          1.69       1.19
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $     3.00   $   3.07   $   1.32      $   1.76   $   1.27
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $    (0.10)  $  (0.09)  $  (0.10)     $  (0.07)  $  (0.07)
   Net realized gain                                                    (0.47)     (0.62)     (0.11)        (0.30)     (0.28)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $    (0.57)  $  (0.71)  $  (0.21)     $  (0.37)  $  (0.35)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $     2.43   $   2.36   $   1.11      $   1.39   $   0.92
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $    19.20   $  16.77   $  14.41      $  13.30   $  11.91
==============================================================================================================================
Total return*                                                           17.98%     21.44%      9.99%(a)     15.29%     11.84%
Ratio of net expenses plus interest expense to average net assets        0.80%      0.82%      0.81%         0.78%      0.78%
Ratio of net investment income (loss) to average net assets              0.68%      0.72%      0.85%         0.67%      0.72%
Portfolio turnover rate                                                    12%        21%        28%           16%        18%
Net assets, end of period (in thousands)                           $1,263,594   $842,680   $558,383      $403,490   $226,409
==============================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 31

--------------------------------------------------------------------------------------------
                                                     Year        Year
                                                     Ended       Ended       4/2/12 to
                                                     3/31/15     3/31/14     3/31/13
--------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                 $16.64      $14.32      $13.34
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $ 0.11      $ 0.06      $ 0.05
  Net realized and unrealized gain (loss)
     on investments                                    2.83        2.98        1.14
--------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                              $ 2.94      $ 3.04      $ 1.19
--------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                              $(0.08)     $(0.10)     $(0.10)
  Net realized gain                                   (0.47)      (0.62)      (0.11)
--------------------------------------------------------------------------------------------
Total distributions                                  $(0.55)     $(0.72)     $(0.21)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $ 2.39      $ 2.32      $ 0.98
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $19.03      $16.64      $14.32
============================================================================================
Total return*                                         17.78%      21.41%       9.00%(a)(b)
Ratio of net expenses plus interest expense to
  average net assets                                   0.90%       0.90%       0.90%**
Ratio of net investment income (loss) to
  average net assets                                   0.58%       0.68%       0.73%**
Portfolio turnover rate                                  12%         21%         28%
Net assets, end of period (in thousands)             $3,511      $1,404      $   85
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses plus interest expense to
     average net assets                                0.95%       0.99%       1.04%**
  Net investment income (loss) to average
     net assets                                        0.53%       0.59%       0.59%**
============================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.99%.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Notes to Financial Statements | 3/31/15

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on April 7, 2009. Class R and Class Z shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 33

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair valued methods approved by the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At March 31, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions paid during the year ended March 31, 2015 and March 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                      2015              2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $ 8,706,828        $ 6,910,930
     Long-term capital gain                        50,896,348         58,871,158
     ---------------------------------------------------------------------------
          Total                                   $59,603,176        $65,782,088
     ===========================================================================

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 35

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  4,329,640
     Undistributed long-term capital gain                             96,966,632
     Net unrealized appreciation                                     632,409,988
     ---------------------------------------------------------------------------
          Total                                                     $733,706,260
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD) is the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $173,105 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. During the year ended March 31, 2015, the Fund had no open repurchase agreements.

2.   Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 2.15%, 1.40%, 0.83% and 0.90% of the average daily net assets attributable to Class A, Class C, Class R, Class Y and Class Z shares, respectively. Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2016, except for Class C shares, which is in effect through August 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $171,599 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2015.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 37

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $1,129,849
 Class B                                                                   3,628
 Class C                                                                 180,044
 Class K                                                                   1,570
 Class R                                                                 122,823
 Class Y                                                               1,143,377
 Class Z                                                                   4,772
--------------------------------------------------------------------------------
   Total                                                              $2,586,063
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $507,022 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2015.

4.   Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $50,888 in distribution fees payable to PFD at March 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2015, CDSCs in the amount of $48,274 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2015, the Fund's expenses were not reduced under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 11, 2015, the facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2015 the Fund had no borrowings under the credit facility.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 39

7.   Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8.   Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

9.   Subsequent Events

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fundamental Growth Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust X), as of March 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2014, and the financial highlights for the years ended March 31, 2014, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund as of March 31, 2015, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 22, 2015

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

ADDITIONAL INFORMATION (unaudited)

For the year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 -         Director, Broadridge Financial
Chairman of the Board       Serves until a        present); Chairman (2008 - 2013) and Chief       Solutions, Inc. (investor
and Trustee                 successor trustee is  Executive Officer (2008 - 2012), Quadriserv,     communications and securities
                            elected or earlier    Inc. (technology products for securities         processing provider for
                            retirement or         lending industry); and Senior Executive Vice     financial services industry)
                            removal.              President, The Bank of New York (financial and   (2009 - present); Director,
                                                  securities services) (1986 - 2004)               Quadriserv, Inc. (2005 - 2013);
                                                                                                   and Commissioner, New Jersey
                                                                                                   State Civil Service Commission
                                                                                                   (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors  Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -    Trust (publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief          REIT) 2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.        present); Director (of The
                            retirement or         (privately-held research and consulting          Swiss Helvetia Fund, Inc.
                            removal.              company) (2010); Executive Vice President and    (closed-end fund) (2010 -
                                                  Chief Financial Officer, I-trax, Inc. (publicly  present); Director of Oxford
                                                  traded health care services company) (2004 -     Analytica, Inc. (2008 -
                                                  2007); and Executive Vice President and Chief    present); and Director of
                                                  Financial Officer, Pedestal Inc. (internet-based Enterprise Community
                                                  mortgage trading company) (2000 - 2002);         Investment, Inc.
                                                  Private consultant (1995 - 1997), Managing       (privately-held affordable
                                                  Director, Lehman Brothers (investment banking    housing finance company) (1985 -
                                                  firm) (1992 - 1995); and Executive, The World    2010)
                                                  Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)   Trustee since 2008.   William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)     Funds Investment Trust and
                            successor trustee is                                                   Mellon Institutional Funds
                            elected or earlier                                                     Master Portfolio (oversaw 17
                            retirement or                                                          portfolios in fund complex)
                            removal.                                                               (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 45

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)   Trustee since 2002.   Founding Director, Vice President and Corporate  None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - present);
                            retirement or         and Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)    Trustee since 2002.   President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                     Serves until a        Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                            successor trustee is  (1981 - present)                                 investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)      Trustee since 2014.   Consultant (investment company services) (2012   None
Trustee                     Serves until a        - present); Executive Vice President, BNY
                            successor trustee is  Mellon (financial and investment company
                            elected or earlier    services) (1969 - 2012); Director, BNY
                            retirement or         International Financing Corp. (financial
                            removal.              services) (2002 - 2012); and Director, Mellon
                                                  Overseas Investment Corp. (financial services)
                                                  (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*     Trustee since 2014.  Director and Executive Vice President (since      None
Trustee                     Serves until a       2008) and Chief Investment Officer, U.S. (since
                            successor trustee    2010) of PIM-USA; Executive Vice President of
                            is elected or        Pioneer (since 2008); Executive Vice President
                            earlier retirement   of Pioneer Institutional Asset Management, Inc.
                            or removal.          (since 2009); and Portfolio Manager of Pioneer
                                                 (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 47

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (58)**       Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds        None
Advisory Trustee              since 2014.           (healthcare workers union pension funds) (2001
                                                    - present); Vice President - International
                                                    Investments Group, American International
                                                    Group, Inc. (insurance company) (1993 - 2001);
                                                    Vice President Corporate Finance and Treasury
                                                    Group, Citibank, N.A.(1980 - 1986 and 1990 -
                                                    1993); Vice President - Asset/Liability
                                                    Management Group, Federal Farm Funding
                                                    Corporation (government-sponsored issuer of
                                                    debt securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton, Inc.
                                                    (investment bank) (1987 - 1988); and Mortgage
                                                    Strategies Group, Drexel Burnham Lambert, Ltd.
                                                    (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**    Ms. Monchak is a non-voting advisory trustee.

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves    Chair, Director, CEO and President of Pioneer     None
President and Chief           at the discretion of  Investment Management-USA (since September
Executive Officer             the Board.            2014); Chair, Director, CEO and President of
                                                    Pioneer Investment Management, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Pioneer Funds Distributor, Inc.
                                                    (since September 2014); Chair, Director, CEO
                                                    and President of Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO of
                                                    International, Eaton Vance Management (2005 -
                                                    2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2003. Serves    Vice President and Associate General Counsel of   None
Secretary and Chief           at the discretion of  Pioneer since January 2008; Secretary and Chief
Legal Officer                 the Board.            Legal Officer of all of the Pioneer Funds since
                                                    June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010;
                                                    and Vice President and Senior Counsel of
                                                    Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves    Fund Governance Director of Pioneer since         None
Assistant Secretary           at the discretion of  December 2006 and Assistant Secretary of all
                              the Board.            the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves    Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary           at the discretion of  Assistant Secretary of all the Pioneer Funds
                              the Board.            since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves    Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief           at the discretion of  Treasurer of all of the Pioneer Funds since
Financial and                 the Board.            March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                                  March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2002. Serves    Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer           at the discretion of  Assistant Treasurer of all of the Pioneer
                              the Board.            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2002. Serves    Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer           at the discretion of  Pioneer; and Assistant Treasurer of all of the
                              the Board.            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves    Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer           at the discretion of  Pioneer since November 2008; Assistant
                              the Board.            Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves    Chief Compliance Officer of Pioneer and of all  None
Chief Compliance Officer      at the discretion of  the Pioneer Funds since March 2010; Chief
                              the Board.            Compliance Officer of Pioneer Institutional
                                                    Asset Management, Inc. since January 2012;
                                                    Chief Compliance Officer of Vanderbilt Capital
                                                    Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer
                                                    since October 2005; and Senior Compliance
                                                    Officer for Columbia Management Advisers, Inc.
                                                    from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2006. Serves    Director - Transfer Agency Compliance of        None
Anti-Money Laundering         at the discretion of  Pioneer and Anti-Money Laundering Officer of
Officer                       the Board.            all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/15 51

                           This page for your notes.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19341-09-0515

                        Pioneer Dynamic
                        Credit Fund

--------------------------------------------------------------------------------
                        Annual Report | March 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     RCRAX
                        Class C     RCRCX
                        Class Y     RCRYX
                        Class Z     ARCZX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         65

Notes to Financial Statements                                                73

Report of Independent Registered Public Accounting Firm                      87

Trustees, Officers and Service Providers                                     89

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 1

President's Letter

Dear Shareowner,

As mid-year approaches, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 3

Portfolio Management Discussion | 3/31/15

Although overall evidence pointed to a strengthening domestic economy during the 12-month period ended March 31, 2015, securities exposed to credit risk reacted negatively to a sharp decline in oil prices, reports of economic slowing overseas, and disappointing U.S. economic data in the first quarter of 2015. In the following interview, Michael Temple, Andrew Feltus, and Chin Liu discuss the factors that influenced the performance of Pioneer Dynamic Credit Fund during the 12-month period ended March 31, 2015. Mr. Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Liu, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12 months ended March 31, 2015?

A Pioneer Dynamic Credit Fund's Class A shares returned -0.71% at net asset value during the 12 months ended March 31, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.23%. During the same period, the average return of the 209 mutual funds in Lipper's Alternative Credit Focus Funds category was 0.59%, and the average return of the 378 mutual funds in Morningstar's Non-Traditional Bond Funds category was 0.91%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended March 31, 2015?

A The market for more credit-sensitive fixed-income investments weakened and became more volatile as the period progressed. Credit-sensitive debt, including U.S. high-yield corporate bonds, performed relatively well early in the period, which began in April 2014. During that time, investors' confidence in the underlying strength of the U.S. economy was increasing as employment numbers steadily improved and corporate profits grew strongly. Later in the Fund's fiscal year, however, a series of events - including the dramatic drop in world oil prices, slowing economic growth overseas and a decline in market interest rates domestically - subsequently led to falling confidence in more credit-sensitive debt.

4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

    Declining intermediate- to longer-term rates, meanwhile, gave solid support to the performance of higher-quality, more interest-rate sensitive securities. Longer-maturity U.S. Treasuries and government bonds performed particularly well, outperforming nearly all other asset classes in the fixed-income market for the 12-month period.

    While many studies pointed to a strengthening domestic economy over most of the period, some economic reports that tracked trends in the first calendar quarter of 2015, the final three months of the 12-month period, seemed to suggest that the economy might not be growing as fast as had been expected. In fact, after period end, reported U.S. gross domestic product (GDP) for the first quarter of the year came in basically flat. While some observers believed the disappointing data early in 2015 might be the result of a severe winter, many other investors feared the U.S. economy was becoming more sluggish and subsequently moderated their expectations of an early interest-rate hike by the Federal Reserve System (the Fed). Longer-term interest rates continued to fall, leading to further price appreciation among longer-maturity, higher-quality bonds in particular. The strength of the U.S. dollar in world currency markets also encouraged foreign investors to invest in the United States, putting further downward pressure on domestic interest rates.

    Meanwhile, higher-yielding, credit-sensitive debt faced new challenges. Economic weakness in Europe and Japan and slowing growth in China raised questions about the "contagion effect" that such problems overseas could have on the U.S. economy. Political volatility in the Middle East and Eastern Europe only added to investors' uncertainties about allocating money to risky asset classes.

    The final factor unsettling the capital markets in general and the U.S. high-yield markets in particular during the period was the precipitous decline in the price of crude oil. The West Texas Intermediate crude price peaked at $107.26/barrel in June 2014, at which point it began a long descent to a low of $43.46/barrel in mid-March 2015, before ending the Fund's fiscal year at $47.50/barrel on March 31, 2015 - an overall decline of 56%. While many of the end results of plummeting oil prices - including lower home heating costs and automobile gasoline prices - were beneficial for consumers, the effects on many companies in the energy industry were quite negative. Because debt securities of energy companies typically account for roughly 16% of the value of all high-yield corporate bonds issued in the United States, the performance of the high-yield bond market was significantly affected by the oil-price decline.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 5

Q Which of your investment decisions had the greatest effects, either positive or negative, on the Fund's performance during the 12-month period ended March 31, 2015?

A The Fund's positions in investment-grade corporate bonds and event-linked ("catastrophe") bonds issued by property-and-casualty insurers both had positive effects on benchmark-relative results; however, the Fund underperformed the BofA ML Index over the 12-month period primarily because of the portfolio's relatively heavy exposure to higher-yielding securities in the energy sector, which turned in poor performance as a result of the drop in crude oil prices. The Fund's relatively short duration also detracted from results during a period that featured declining interest rates. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) Using U.S. Treasury futures, we kept the portfolio's effective duration within the two- to three-year range for much of the 12-month period, ending at 2.82 years on March 31, 2015.

    In response to the market developments, we did upgrade the overall quality of the portfolio's securities during the period, but we did not lengthen duration as we continued to believe the time was approaching when interest rates would start rising, which would penalize longer-duration investments.

Q How did the Fund's hedging strategy and the use of derivative securities affect performance during the 12-month period ended March 31, 2015?

A In a market environment that was highly volatile, the Fund's dynamic hedging strategy held back results. The Fund's positions in Standard & Poor's 500 futures contracts (which are used to gauge the strength of the domestic equity market), in volatility contracts (which are based on investors' expectations for the direction and intensity of equity market trends), and credit derivatives (which allow investors to go long or short the credit markets), all detracted from performance. The contracts work most effectively when equity and credit markets demonstrate obvious trends, either positive or negative. Near the end of the 12-month period, however, neither equity nor credit markets, while volatile, moved on a clear trend line, thus hampering the effectiveness of our dynamic hedging strategies.

    The use of Treasury futures to maintain the Fund's relatively short duration also tended to detract from results during a period in which interest rates declined and bond prices, by and large, appreciated.

Q What were some of the portfolio's individual investments that influenced the Fund's performance during the 12-month period ended March 31, 2015?

A In managing the Pioneer Dynamic Credit Fund, we typically place high premiums on risk management as well as bottom-up security analysis and selection. The Fund saw good results during the period from investments in

6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 convertible bonds, which accounted for roughly 3% of invested assets as of March 31, 2015. Two convertible securities that performed particularly well for the Fund were bonds of Salix Pharmaceuticals, a specialty drug company, and Cubist, a biotechnology company. Other strong performers for the Fund during the period included catastrophe bonds issued by Residential Re-Insurance.

    On the other hand, as we mentioned earlier, the Fund's holdings of bonds in the energy sector - which were hit hard by the sharp declines in world oil prices - were among the worst performers over the period. Two particularly disappointing positions in energy were the bonds of exploration-and-production companies Energy XXI and Swift Energy.

Q What factors affected the Fund's income-generation, or yield, for share-holders during the 12-month period ended March 31, 2015?

A The Fund's yield remained relatively stable during the 12 months, though it did decrease slightly over the full period. The risk-averse nature of our investment strategy in managing the Fund's portfolio did have the effect of holding back income earned over the fiscal year ended March 31, 2015, as we were reluctant to increase either credit risk or interest-rate risk as a way to reach for more yield. Specifically, the Fund's relatively short duration, especially in a low-interest environment, limited income earned, as did our decision to upgrade the overall credit quality of the portfolio's investments.

Q   What is your investment outlook?

A The fundamentals of domestic corporations remain solid, and the overall quality of credit-sensitive securities - including high-yield corporate bonds - appears to be good. Furthermore, in a strengthening domestic economy, we expect corporate profits to continue to be healthy, at least in the short- to medium-term, as overall cash flows of U.S. corporations have continued to be strong. While disappointing economic growth trends overseas and rising political risks in some parts of the world are a source of concern, we think the U.S. economy is strong enough to continue to grow, despite the weaker GDP data in the first quarter of this year. We think the Fed is likely to begin to raise short-term interest rates sometime during 2015, but we think that announcement is likely to come later in the year.

    While the backdrop for investing in credit-sensitive sectors remains benign, valuations in the credit sectors have tightened as their yield advantages over higher-quality debt have diminished. As a result, investors are being paid less than they were a year ago to take on credit risk. Consequently, we have upgraded the overall quality of the Fund's investments and reduced exposure to riskier credits, including high-yield corporates, as we have become more cautious with security selection.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 7

    As of March 31, 2015, U.S. corporate bonds, most of which were in the high-yield category (though the number of high-yield issues was down from six months ago), represented the largest allocation in the Fund's portfolio, while senior, secured loans represented the second-largest allocation. Collateralized mortgage obligations and international corporate bonds were also among the larger allocations in the Fund's portfolio at period end.

Please refer to the Schedule of Investments on pages 18-64 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluc-tuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 9

Portfolio Summary | 3/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                      36.1%
Senior Secured Loans                                      19.9%
Collateralized Mortgage Obligations                       14.3%
International Corporate Bonds                             13.8%
U.S. Government Securities                                 5.3%
Asset Backed Securities                                    3.9%
Convertible Corporate Bonds                                2.8%
U.S. Preferred Stocks                                      1.9%
Convertible Preferred Stocks                               0.9%
Temporary Cash Investment                                  0.6%
Foreign Government Bonds                                   0.4%
International Preferred Stocks                             0.1%
Municipal Bonds                                            0.0%*
International Common Stocks                                0.0%*
U.S. Common Stocks                                         0.0%*

* Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

   1. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                            3.22%
---------------------------------------------------------------------------------------------
   2. Fannie Mae, 3.5%, 5/1/44                                                          1.22
---------------------------------------------------------------------------------------------
   3. Ensco Plc, 5.75%, 10/1/44                                                         0.76
---------------------------------------------------------------------------------------------
   4. AT&T, Inc., 3.9%, 3/11/24                                                         0.72
---------------------------------------------------------------------------------------------
   5. Amgen, Inc., 5.375%, 5/15/43                                                      0.59
---------------------------------------------------------------------------------------------
   6. Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38    0.53
---------------------------------------------------------------------------------------------
   7. Verizon Communications, Inc., 4.15%, 3/15/24                                      0.53
---------------------------------------------------------------------------------------------
   8. JPMorgan Chase & Co., Floating Rate Note, 8/29/49                                 0.51
---------------------------------------------------------------------------------------------
   9. CD 2005-CD1 Commercial Mortgage Trust, Floating Rate Note, 7/15/44                0.50
---------------------------------------------------------------------------------------------
  10. Morgan Stanley, Floating Rate Note (Perpetual)                                    0.49
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Prices and Distributions | 3/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      3/31/15                     3/31/14
--------------------------------------------------------------------------------
          A                         $9.54                       $ 9.94
--------------------------------------------------------------------------------
          C                         $9.51                       $ 9.92
--------------------------------------------------------------------------------
          Y                         $9.58                       $ 9.98
--------------------------------------------------------------------------------
          Z                         $9.47                       $10.00
--------------------------------------------------------------------------------

Distributions per Share: 4/1/14-3/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term            Long-Term
        Class         Dividends          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A            $0.3307               $ --                 $ --
--------------------------------------------------------------------------------
          C            $0.2552               $ --                 $ --
--------------------------------------------------------------------------------
          Y            $0.3576               $ --                 $ --
--------------------------------------------------------------------------------
          Z            $0.3333               $ --                 $ --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 11

Performance Update | 3/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                                    BofA ML
                        Net          Public         U.S. Dollar
                        Asset        Offering       3-Month
                        Value        Price          LIBOR
Period                  (NAV)        (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                3.19%        1.99%         0.32%
1 Year                  -0.71        -5.19          0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.19%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Dynamic         BofA ML U.S. Dollar
                                    Credit Fund             3-Month LIBOR Index
4/30/2011                           $ 9,550                 $10,000
3/31/2012                           $ 9,587                 $10,032
3/31/2013                           $10,569                 $10,075
3/31/2014                           $10,880                 $10,103
3/31/2015                           $10,803                 $10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                                    BofA ML
                                                    U.S. Dollar
                                                    3-Month
                        If           If             LIBOR
Period                  Held         Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                2.36%        2.36%         0.32%
1 Year                  -1.58        -1.58          0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Dynamic         BofA ML U.S. Dollar
                                    Credit Fund             3-Month LIBOR Index
4/30/2011                           $10,000                 $10,000
3/31/2012                           $ 9,953                 $10,032
3/31/2013                           $10,893                 $10,075
3/31/2014                           $11,132                 $10,103
3/31/2015                           $10,957                 $10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 13

Performance Update | 3/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                     BofA ML
                        Net          U.S. Dollar
                        Asset        3-Month
                        Value        LIBOR
Period                  (NAV)        Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                3.60%       0.32%
1 Year                  -0.43        0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                        Gross        Net
--------------------------------------------------------------------------------
                        0.97%        0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                    Pioneer Dynamic         BofA ML U.S. Dollar
                                    Credit Fund             3-Month LIBOR Index
4/30/2011                           $5,000,000              $5,000,000
3/31/2012                           $5,047,246              $5,016,143
3/31/2013                           $5,586,945              $5,037,507
3/31/2014                           $5,768,187              $5,051,252
3/31/2015                           $5,743,143              $5,063,025

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                     BofA ML
                        Net          U.S. Dollar
                        Asset        3-Month
                        Value        LIBOR
Period                  (NAV)        Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                3.03%       0.32%
1 Year                  -2.00        0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Dynamic         BofA ML U.S. Dollar
                                    Credit Fund             3-Month LIBOR Index
4/30/2011                           $10,000                 $10,000
3/31/2012                           $10,038                 $10,032
3/31/2013                           $11,065                 $10,075
3/31/2014                           $11,462                 $10,103
3/31/2015                           $11,243                 $10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 1, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 1, 2013, would have been higher than that shown. For the period beginning April 1, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from October 1, 2014, through March 31, 2015.

-----------------------------------------------------------------------------------
Share Class                         A             C             Y             Z
-----------------------------------------------------------------------------------
Beginning Account               $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 10/1/14
-----------------------------------------------------------------------------------
Ending Account Value            $  985.90     $  982.04     $  987.41     $  972.13
(after expenses) on 3/31/15
-----------------------------------------------------------------------------------
Expenses Paid                   $    5.64     $    9.39     $    4.21     $    5.70
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.90%, 0.85% and 1.16% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2014, through March 31, 2015.

-----------------------------------------------------------------------------------
Share Class                         A             C             Y             Z
-----------------------------------------------------------------------------------
Beginning Account               $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 10/1/14
-----------------------------------------------------------------------------------
Ending Account Value            $1,019.25     $1,015.46     $1,020.69     $1,019.15
(after expenses) on 3/31/15
-----------------------------------------------------------------------------------
Expenses Paid                   $    5.74     $    9.55     $    4.28     $    5.84
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.90%, 0.85% and 1.16% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 17

Schedule of Investments | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 CONVERTIBLE CORPORATE
                                 BONDS -- 2.6%
                                 ENERGY -- 0.2%
                                 Oil & Gas Exploration &
                                 Production -- 0.2%
       1,520,000                 Energy & Exploration Partners, Inc., 8.0%,
                                 7/1/19 (144A)                                     $       562,400
         845,000                 Energy XXI, Ltd., 3.0%, 12/15/18                          240,859
                                                                                   ---------------
                                                                                   $       803,259
                                                                                   ---------------
                                 Total Energy                                      $       803,259
--------------------------------------------------------------------------------------------------
                                 MATERIALS -- 0.1%
                                 Diversified Metals & Mining -- 0.1%
         117,320                 Mirabela Nickel, Ltd., 9.5%, 6/24/19
                                 (144A) (0.0% cash, 9.5% PIK) (PIK)                $        83,297
         385,000                 RTI International Metals, Inc., 1.625%,
                                 10/15/19                                                  442,750
                                                                                   ---------------
                                                                                   $       526,047
--------------------------------------------------------------------------------------------------
                                 Steel -- 0.0%+
EURO      67,741                 New World Resources NV, 4.0%,
                                 10/7/20 (144A) (4.0% cash, 8.0%
                                 PIK) (PIK) (d)                                    $        18,194
                                                                                   ---------------
                                 Total Materials                                   $       544,241
--------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.4%
                                 Electrical Components & Equipment -- 0.4%
       1,342,000                 General Cable Corp., 4.5%, 11/15/29 (Step)        $     1,064,374
       1,345,000                 SolarCity Corp., 1.625%, 11/1/19 (144A)                 1,190,325
                                                                                   ---------------
                                                                                   $     2,254,699
                                                                                   ---------------
                                 Total Capital Goods                               $     2,254,699
--------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES &
                                 APPAREL -- 0.3%
                                 Homebuilding -- 0.3%
         700,000                 KB Home, 1.375%, 2/1/19                           $       669,375
       1,000,000                 The Ryland Group, Inc., 0.25%, 6/1/19                     973,750
                                                                                   ---------------
                                                                                   $     1,643,125
                                                                                   ---------------
                                 Total Consumer Durables & Apparel                 $     1,643,125
--------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT &
                                 SERVICES -- 0.1%
                                 Health Care Equipment -- 0.1%
        622,000                  NuVasive, Inc., 2.75%, 7/1/17                     $       776,722
                                                                                   ---------------
                                 Total Health Care Equipment & Services            $       776,722
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 0.5%
                                 Biotechnology -- 0.5%
         545,000                 Cepheid, 1.25%, 2/1/21                            $       605,291
         750,000                 Corsicanto, Ltd., 3.5%, 1/15/32                           798,750
         670,000                 Emergent Biosolutions, Inc., 2.875%, 1/15/21              774,269
         593,000                 PDL BioPharma, Inc., 4.0%, 2/1/18                         567,427
                                                                                   ---------------
                                                                                   $     2,745,737
                                                                                   ---------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                     $     2,745,737
--------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.2%
                                 Data Processing &
                                 Outsourced Services -- 0.2%
       1,000,000                 Cardtronics, Inc., 1.0%, 12/1/20                  $       989,375
                                                                                   ---------------
                                 Total Software & Services                         $       989,375
--------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE &
                                 EQUIPMENT -- 0.2%
                                 Communications Equipment -- 0.2%
       1,265,000                 Finisar Corp., 0.5%, 12/15/33                     $     1,296,625
                                                                                   ---------------
                                 Total Technology Hardware & Equipment             $     1,296,625
--------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.2%
                                 Semiconductors -- 0.2%
       1,455,000                 JinkoSolar Holding Co., Ltd., 4.0%,
                                 2/1/19 (144A)                                     $     1,355,878
                                                                                   ---------------
                                 Total Semiconductors &
                                 Semiconductor Equipment                           $     1,355,878
--------------------------------------------------------------------------------------------------
                                 UTILITIES -- 0.4%
                                 Independent Power Producers &
                                 Energy Traders -- 0.4%
       2,000,000                 SunPower Corp., 0.875%, 6/1/21 (144A)             $     1,932,500
                                                                                   ---------------
                                 Total Utilities                                   $     1,932,500
--------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $16,346,719)                                $    14,342,161
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 2.3%
                                 BANKS -- 0.6%
                                 Diversified Banks -- 0.5%
          41,128   7.88          Citigroup Capital XIII, Floating Rate Note,
                                 10/30/40                                          $     1,090,715
          63,000   7.12          Citigroup, Inc., Floating Rate Note (Perpetual)         1,741,320
           9,700   6.00          US Bancorp, Floating Rate Note (Perpetual)                264,907
                                                                                   ---------------
                                                                                   $     3,096,942
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 19

--------------------------------------------------------------------------------------------------
                   Floating
                   Rate (b)
Shares             (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.1%
          14,900   6.62          Fifth Third Bancorp, Floating Rate
                                 Note (Perpetual)                                  $       420,925
                                                                                   ---------------
                                 Total Banks                                       $     3,517,867
--------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.8%
                                 Consumer Finance -- 0.3%
             800                 Ally Financial, Inc., 7.0% (Perpetual) (144A)     $       821,125
          27,750   8.12          GMAC Capital Trust I, Floating Rate Note,
                                 2/15/40                                                   728,438
                                                                                   ---------------
                                                                                   $     1,549,563
--------------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.5%
          18,000   7.12          Morgan Stanley, Floating Rate Note (Perpetual)    $       512,460
          96,200   6.38          Morgan Stanley, Floating Rate Note (Perpetual)          2,505,048
                                                                                   ---------------
                                                                                   $     3,017,508
                                                                                   ---------------
                                 Total Diversified Financials                      $     4,567,071
--------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.7%
                                 Property & Casualty Insurance -- 0.3%
          25,000   5.95          Aspen Insurance Holdings, Ltd.,
                                 Floating Rate Note (Perpetual)                    $       642,000
          30,000                 The Hanover Insurance Group, Inc.,
                                 6.35%, 3/30/53                                            753,900
                                                                                   ---------------
                                                                                   $     1,395,900
--------------------------------------------------------------------------------------------------
                                 Reinsurance -- 0.4%
           2,500                 Lorenz Re, Ltd., (Perpetual)* (c) (g)             $       314,500
       2,000,000                 Pangaea Re, 7/1/18 (c) (g)                              2,180,400
                                                                                   ---------------
                                                                                   $     2,494,900
                                                                                   ---------------
                                 Total Insurance                                   $     3,890,800
--------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.1%
                                 Diversified REIT -- 0.1%
             400                 Firstar Realty LLC, 8.875% (Perpetual) (144A)     $       507,875
                                                                                   ---------------
                                 Total Real Estate                                 $       507,875
--------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 0.0%+
                                 Integrated Telecommunication
                                 Services -- 0.0%+
           4,400                 Qwest Corp., 7.375%, 6/1/51                       $       115,632
                                                                                   ---------------
                                 Total Telecommunication Services                  $       115,632
--------------------------------------------------------------------------------------------------
                                 UTILITIES -- 0.1%
                                 Electric Utilities -- 0.1%
          25,000                 PPL Capital Funding, Inc., 5.9%, 4/30/73          $       638,500
                                                                                   ---------------
                                 Total Utilities                                   $       638,500
--------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $12,611,526)                                $    13,237,745
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
                   Rate (b)
Shares             (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 CONVERTIBLE PREFERRED
                                 STOCKS -- 0.8%
                                 ENERGY -- 0.2%
                                 Oil & Gas Exploration &
                                 Production -- 0.2%
          14,300                 Penn Virginia Corp., 6.0% (Perpetual) (144A)      $       870,727
           7,500                 SandRidge Energy, Inc., 7.0% (Perpetual)                  289,688
                                                                                   ---------------
                                                                                   $     1,160,415
                                                                                   ---------------
                                 Total Energy                                      $     1,160,415
--------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.2%
                                 Home Furnishings -- 0.2%
          13,100                 Sealy Corp., 8.0%, 7/15/16
                                 (4.0% cash, 4.0% PIK) (PIK)                       $     1,112,452
                                                                                   ---------------
                                 Total Consumer Durables & Apparel                 $     1,112,452
--------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 0.2%
                                 Packaged Foods & Meats -- 0.2%
          11,800                 Post Holdings, Inc., 2.5% (Perpetual) (144A)      $     1,098,875
                                                                                   ---------------
                                 Total Food, Beverage & Tobacco                    $     1,098,875
--------------------------------------------------------------------------------------------------
                                 BANKS -- 0.2%
                                 Diversified Banks -- 0.2%
           1,050                 Wells Fargo & Co., 7.5% (Perpetual)               $     1,284,150
                                                                                   ---------------
                                 Total Banks                                       $     1,284,150
--------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED
                                 STOCKS
                                 (Cost $5,482,938)                                 $     4,655,892
--------------------------------------------------------------------------------------------------
                                 COMMON STOCKS -- 0.0%+
                                 MATERIALS -- 0.0%+
                                 Diversified Metals & Mining -- 0.0%+
         922,916                 Mirabela Nickel, Ltd.*                            $        98,353
                                                                                   ---------------
                                 Total Materials                                   $        98,353
--------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 0.0%+
                                 Industrial Machinery -- 0.0%+
           3,071                 Liberty Tire Recycling LLC (d)                    $            31
                                                                                   ---------------
                                 Total Capital Goods                               $            31
--------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                 Diversified Support Services -- 0.0%+
               4                 IAP Worldwide Services, Inc.*                     $         2,696
                                                                                   ---------------
                                 Total Commercial Services & Supplies              $         2,696
--------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS
                                 (Cost $25,698)                                    $       101,080
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 21

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 3.7%
                                 CONSUMER SERVICES -- 0.2%
                                 Hotels, Resorts & Cruise Lines -- 0.2%
         252,250                 Westgate Resorts 2012-2 LLC, 9.0%,
                                 1/21/25 (144A)                                    $       255,933
         669,313                 Westgate Resorts 2014-1 LLC, 5.5%,
                                 12/20/26 (144A)                                           670,197
                                                                                   ---------------
                                                                                   $       926,130
                                                                                   ---------------
                                 Total Consumer Services                           $       926,130
--------------------------------------------------------------------------------------------------
                                 BANKS -- 3.1%
                                 Thrifts & Mortgage Finance -- 3.1%
         500,000   0.98          ACA CLO 2006-2, Ltd., Floating Rate
                                 Note, 1/20/21 (144A)                              $       492,399
         459,123   1.97          Bayview Commercial Asset Trust 2004-1,
                                 Floating Rate Note, 4/25/34 (144A)                        416,382
          54,375                 Bayview Financial Mortgage Pass-Through
                                 Trust 2007-B, 6.407%, 8/28/37 (Step)                       54,158
         356,804   3.72          Bayview Opportunity Master Fund IIa Trust
                                 2014-20NPL, Floating Rate Note,
                                 8/28/44 (144A)                                            357,035
       1,564,156   3.72          Bayview Opportunity Master Fund Trust
                                 2014-15RPL, Floating Rate Note,
                                 10/28/19 (144A)                                         1,562,407
         254,428                 Bayview Opportunity Master Fund Trust IIIa
                                 2014-12RPL, 3.6225%, 7/28/19
                                 (Step) (144A)                                             253,588
         303,080                 CAM Mortgage Trust 2014-1, 5.5%,
                                 12/15/53 (Step) (144A)                                    303,280
         278,259   0.34          Countrywide Asset-Backed Certificates,
                                 Floating Rate Note, 6/25/34 (144A)                        269,269
           7,155   4.46          CWABS Asset-Backed Certificates Trust
                                 2005-4, Floating Rate Note, 9/27/32                         7,146
         702,174   3.10          Drug Royalty II LP 2, Floating Rate Note,
                                 7/15/23 (144A)                                            713,052
         700,000                 Flagship Credit Auto Trust 2013-1,
                                 5.38%, 7/15/20 (144A)                                     727,105
         251,504   7.78          GE Mortgage Services LLC, Floating Rate
                                 Note, 3/25/27                                             249,345
       1,077,658                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                  1,073,078
         400,000                 HLSS Servicer Advance Receivables
                                 Trust, 4.4584%, 1/15/48 (144A)                            394,879
         221,654                 Icon Brand Holdings LLC, 4.352%,
                                 1/25/43 (144A)                                            225,200
         358,317                 Leaf Receivables Funding 8 LLC, 5.5%,
                                 9/15/20 (144A)                                            362,831
         613,186   1.67          MortgageIT Trust 2005-1, Floating Rate
                                 Note, 2/25/35                                             547,047

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
         394,497   1.97          MortgageIT Trust 2005-1, Floating Rate
                                 Note, 2/25/35                                     $       335,197
       1,360,000                 Nations Equipment Finance Funding I LLC,
                                 5.5%, 5/20/21 (144A)                                    1,376,184
       1,422,573                 Nations Equipment Finance Funding II LLC,
                                 5.227%, 9/20/19 (144A)                                  1,433,863
         750,000                 Navitas Equipment Receivables LLC 2013-1,
                                 5.82%, 6/15/19                                            754,032
         710,500                 Navitas Equipment Receivables LLC 2015-1,
                                 5.75%, 5/17/21 (144A)                                     710,494
         600,000   4.68          NCF Dealer Floorplan Master Trust, Floating
                                 Rate Note, 10/20/20 (144A)                                589,363
         257,295                 Orange Lake Timeshare Trust 2012-A,
                                 4.87%, 3/10/27 (144A)                                     268,443
       1,250,000                 Progreso Receivables Funding I LLC, 4.0%,
                                 7/9/18 (144A)                                           1,257,812
         500,000                 Progreso Receivables Funding II LLC, 6.0%,
                                 7/8/19 (144A)                                             507,500
         254,104                 RASC Series 2003-KS5 Trust, 4.46%,
                                 7/25/33 (Step)                                            251,738
         228,094   6.55          Security National Mortgage Loan Trust
                                 2007-1, Floating Rate Note, 4/25/37 (144A)                230,842
       1,200,000   3.42          Silver Bay Realty 2014-1 Trust, Floating
                                 Rate Note, 9/18/31 (144A)                               1,199,014
         450,000                 SNAAC Auto Receivables Trust 2013-1,
                                 4.56%, 4/15/20 (144A)                                     464,584
         193,679                 STORE Master Funding LLC, 4.16%,
                                 3/20/43 (144A)                                            199,591
         150,000                 United Auto Credit Securitization Trust
                                 2013-1, 4.4%, 4/15/19 (144A)                              151,145
                                                                                   ---------------
                                                                                   $    17,738,003
                                                                                   ---------------
                                 Total Banks                                       $    17,738,003
--------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.4%
                                 Other Diversified Financial Services -- 0.4%
       1,099,877                 AXIS Equipment Finance Receivables II LLC,
                                 4.94%, 7/20/18 (144A)                             $     1,112,877
         249,972                 AXIS Equipment Finance Receivables II LLC,
                                 6.41%, 10/22/18 (144A)                                    254,017
          18,021                 Mid-State Capital Trust 2010-1, 7.0%,
                                 12/15/45 (144A)                                            19,382
         174,406                 Sierra Timeshare 2011-3 Receivables
                                 Funding LLC, 9.31%, 7/20/28 (144A)                        187,073

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 23

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Other Diversified Financial
                                 Services -- (continued)
         500,000                 Springleaf Funding Trust 2013-A, 5.0%,
                                 9/15/21 (144A)                                    $       500,158
                                                                                   ---------------
                                                                                   $     2,073,507
                                                                                   ---------------
                                 Total Diversified Financials                      $     2,073,507
--------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $20,633,295)                                $    20,737,640
--------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 12.9%
                                 MATERIALS -- 0.0%+
                                 Forest Products -- 0.0%+
          30,000                 TimberStar Trust I, 7.5296%, 10/15/36 (144A)      $        30,915
                                                                                   ---------------
                                 Total Materials                                   $        30,915
--------------------------------------------------------------------------------------------------
                                 BANKS -- 11.8%
                                 Thrifts & Mortgage Finance -- 11.8%
         350,000                 A10 Securitization 2013-1 LLC, 4.7%,
                                 11/17/25 (144A)                                   $       350,259
         139,000                 A10 Securitization 2013-1 LLC, 6.41%,
                                 11/17/25 (144A)                                           139,079
       1,400,000   3.57          ACRE Commercial Mortgage Trust 2014-FL2,
                                 Floating Rate Note, 8/15/31 (144A)                      1,388,681
       1,250,000   5.99          Banc of America Commercial Mortgage
                                 Trust 2007-5, Floating Rate Note, 2/10/51               1,277,834
         139,760   5.72          Banc of America Merrill Lynch Commercial
                                 Mortgage, Inc., REMICS, Floating Rate Note,
                                 9/10/47 (144A)                                            140,816
          71,632                 Banc of America Mortgage Trust 2004-2,
                                 5.5%, 3/25/34                                              58,413
       1,178,731   1.17          Bayview Commercial Asset Trust 2004-3,
                                 Floating Rate Note, 1/25/35 (144A)                      1,084,718
         156,389   2.06          Bear Stearns ALT-A Trust 2003-3, Floating
                                 Rate Note, 10/25/33                                       144,024
         500,000   5.22          Bear Stearns Commercial Mortgage
                                 Securities Trust 2004-TOP16, Floating
                                 Rate Note, 2/13/46 (144A)                                 523,214
         100,000   5.21          Bear Stearns Commercial Mortgage
                                 Securities Trust 2005-PWR7, Floating
                                 Rate Note, 2/11/41                                        100,017
       1,500,000   5.14          Bear Stearns Commercial Mortgage
                                 Securities Trust 2005-TOP20, Floating
                                 Rate Note, 10/12/42                                     1,502,007
       2,642,507                 Bear Stearns Commercial Mortgage
                                 Securities Trust 2006-PWR14,
                                 5.273%, 12/11/38                                        2,692,366

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage
                                 Finance -- (continued)
       2,000,000   5.71          Bear Stearns Commercial Mortgage
                                 Securities Trust 2007-PWR16, Floating
                                 Rate Note, 6/11/40                                $     2,053,876
         400,000   4.45          CAM Mortgage Trust 2014-2, Floating
                                 Rate Note, 5/15/48 (144A)                                 401,396
         500,000   2.76          Carefree Portfolio Trust 2014-CARE,
                                 Floating Rate Note, 11/15/29 (144A)                       462,465
       2,500,000   5.23          CD 2005-CD1 Commercial Mortgage
                                 Trust, Floating Rate Note, 7/15/44                      2,510,180
          53,774   5.74          CHL Mortgage Pass-Through Trust
                                 2002-32, Floating Rate Note, 1/25/33                       55,004
         300,000   5.77          Citigroup Commercial Mortgage Trust
                                 2006-C4, Floating Rate Note, 3/17/49                      310,563
          53,352                 Citigroup Mortgage Loan Trust, Inc.,
                                 6.75%, 9/25/34                                             58,648
         494,947   0.67          CNL Commercial Mortgage Loan Trust
                                 2003-1, Floating Rate Note, 5/15/31
                                 (144A)                                                    450,287
         715,000   5.76          COBALT CMBS Commercial Mortgage
                                 Trust 2007-C3, Floating Rate Note,
                                 5/15/46                                                   679,416
         220,000   5.76          COBALT CMBS Commercial Mortgage
                                 Trust 2007-C3, Floating Rate Note,
                                 5/15/46                                                   195,907
       1,200,000   5.57          COBALT Commercial Mortgage Trust
                                 2007-C2, Floating Rate Note, 4/15/47
                                 (144A)                                                  1,227,162
       2,000,000                 COMM 2006-C8 Mortgage Trust,
                                 5.377%, 12/10/46                                        2,038,162
         100,000   4.86          COMM 2012-CCRE2 Mortgage Trust,
                                 Floating Rate Note, 8/17/45 (144A)                        102,205
         303,000   4.58          COMM 2012-CCRE4 Mortgage Trust,
                                 Floating Rate Note, 10/17/45 (144A)                       304,633
       1,400,000   4.50          COMM 2013-FL3 Mortgage Trust,
                                 Floating Rate Note, 10/13/28                            1,400,602
       1,400,000   3.68          COMM 2014-KYO Mortgage Trust,
                                 Floating Rate Note, 6/11/27 (144A)                      1,396,525
       1,600,000   6.06          Commercial Mortgage Trust 2007-GG11,
                                 Floating Rate Note, 12/10/49                            1,695,811
         100,000   5.14          Credit Suisse First Boston Mortgage
                                 Securities Corp., Floating Rate Note,
                                 10/15/39 (144A)                                           103,390
         421,161   5.45          Credit Suisse First Boston Mortgage
                                 Securities Corp., Floating Rate Note,
                                 6/25/33                                                   322,994

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 25

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage
                                 Finance -- (continued)
       1,150,000   5.10          Credit Suisse First Boston Mortgage
                                 Securities Corp., Floating Rate Note,
                                 8/15/38                                           $     1,157,467
       1,400,000   5.10          Credit Suisse First Boston Mortgage
                                 Securities Corp., Floating Rate Note,
                                 8/15/38                                                 1,297,527
       2,000,000   3.27          CSMC Trust 2014-SURF, Floating Rate
                                 Note, 2/15/29 (144A)                                    1,997,664
         113,538   5.46          DBUBS 2011-LC2 Mortgage Trust,
                                 Floating Rate Note, 7/12/44 (144A)                        128,011
         530,000   3.62          EQTY 2014-INNS Mortgage Trust,
                                 Floating Rate Note, 5/8/31 (144A)                         528,696
         277,838   4.92          EQTY 2014-MZ Mezzanine Trust, Floating
                                 Rate Note, 5/9/19 (144A)                                  276,051
         820,000                 GAHR Commericial Mortgage Trust
                                 2015-NRF, 3.38216%, 12/15/19 (144A)                       783,093
         350,000   5.15          GE Capital Commercial Mortgage Corp.,
                                 Floating Rate Note, 7/10/45 (144A)                        351,817
         402,259                 Global Mortgage Securitization, Ltd.,
                                 5.25%, 11/25/32 (144A)                                    374,009
         192,584                 Global Mortgage Securitization, Ltd.,
                                 5.25%, 11/25/32 (144A)                                    156,715
         720,656                 Global Mortgage Securitization, Ltd.,
                                 5.25%, 4/25/32 (144A)                                     687,185
         146,960                 Global Mortgage Securitization, Ltd.,
                                 5.25%, 4/25/32 (144A)                                     112,305
         570,000   5.00          GMAT 2013-1 Trust, Floating Rate Note,
                                 8/25/53                                                   543,432
         890,000   4.94          GS Mortgage Securities Corp., II Series
                                 2005-GG4, Floating Rate Note, 7/10/39                     882,326
       1,000,000                 GS Mortgage Securities Trust 14-NEW,
                                 3.79%, 1/10/31 (144A)                                     979,130
         700,000   5.52          GS Mortgage Securities Trust 2006-GG6,
                                 Floating Rate Note, 4/10/38                               715,494
       1,000,000   5.55          GS Mortgage Securities Trust 2006-GG6,
                                 Floating Rate Note, 4/10/38                             1,003,603
         705,000   3.18          GS Mortgage Securities Trust 2014-GSFL,
                                 Floating Rate Note, 7/15/31 (144A)                        702,772
         173,236                 Homeowner Assistance Program Reverse
                                 Mortgage Loan Trust 2013-RM1, 4.0%,
                                 5/26/53 (144A)                                            170,049
       1,400,000                 JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2006-CIBC16, 5.623%,
                                 5/12/45                                                 1,428,857
       1,400,000   5.84          JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2006-LDP7 REMICS,
                                 Floating Rate Note, 4/15/45                             1,402,514

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage
                                 Finance -- (continued)
       1,725,000   6.01          JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2007-LDP12, Floating
                                 Rate Note, 2/15/51                                $     1,761,623
       1,850,000   6.40          JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2014-CBM MZ, Floating
                                 Rate Note, 10/15/19 (144A)                              1,853,300
       1,100,000   3.67          JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2014-FBLU REMICS,
                                 Floating Rate Note, 12/15/28 (144A)                     1,100,040
       1,530,000   3.77          JP Morgan Chase Commercial Mortgage
                                 Securities Trust 2014-INN, Floating Rate
                                 Note, 6/15/29 (144A)                                    1,528,156
         160,119   2.55          JP Morgan Mortgage Trust 2005-A7,
                                 Floating Rate Note, 7/25/35                               147,269
         835,465   4.25          La Hipotecaria Panamanian Mortgage
                                 Trust 2007-1, Floating Rate Note,
                                 12/23/36 (144A)                                           818,756
         103,119   3.16          MASTR Adjustable Rate Mortgages Trust,
                                 Floating Rate Note, 1/25/35                                99,161
          94,621                 MASTR Alternative Loan Trust 2004-6,
                                 6.0%, 7/25/34                                              96,309
         227,171                 Merrill Lynch Mortgage Investors Trust
                                 Series 2006-AF1, 5.75%, 8/25/36                           176,903
       1,400,000   5.48          ML-CFC Commercial Mortgage Trust
                                 2006-3, Floating Rate Note, 7/12/46                     1,431,604
       2,000,000                 ML-CFC Commercial Mortgage Trust
                                 2006-4, 5.239%, 12/12/49                                2,019,860
       1,800,000   5.57          Morgan Stanley Capital I Trust
                                 2007-TOP25, Floating Rate Note,
                                 11/12/49                                                1,852,585
           7,463   7.26          Morgan Stanley Capital I, Inc., Floating
                                 Rate Note, 7/15/32 (144A)                                   7,539
       1,500,000   5.17          NorthStar 2013-1, Floating Rate Note,
                                 8/27/29 (144A)                                          1,515,000
       1,000,000                 ORES 2014-LV3 LLC, 6.0%, 3/27/24                        1,000,000
         115,981                 RCMC LLC, 5.62346%, 12/17/18 (144A)                       118,947
       1,330,358   1.48          RESI Finance LP 2003-D, Floating Rate
                                 Note, 12/10/35 (144A)                                   1,116,829
         200,000   5.30          Springleaf Mortgage Loan Trust 2012-3,
                                 Floating Rate Note, 12/26/59 (144A)                       206,007
         250,000   5.58          Springleaf Mortgage Loan Trust 2013-1,
                                 Floating Rate Note, 6/25/58 (144A)                        257,912
          61,084   2.47          Structured Adjustable Rate Mortgage
                                 Loan Trust, Floating Rate Note, 7/25/34                    60,988

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 27

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage
                                 Finance -- (continued)
         120,109   1.68          Structured Asset Mortgage Investments
                                 Trust 2003-AR1, Floating Rate Note,
                                 10/19/33                                          $       110,971
         747,099                 Vericrest Opportunity Loan Transferee
                                 2014-NPL4 LLC, 4.0%, 4/27/54 (Step)
                                 (144A)                                                    740,599
       1,600,000   5.36          Wachovia Bank Commercial Mortgage
                                 Trust Series 2005-C22, Floating Rate
                                 Note, 12/15/44                                          1,616,269
         304,000   5.66          Wachovia Bank Commercial Mortgage
                                 Trust Series 2006-C24, Floating Rate
                                 Note, 3/15/45                                             309,195
       1,500,000   5.63          Wachovia Bank Commercial Mortgage
                                 Trust Series 2006-C28, Floating Rate
                                 Note, 10/15/48                                          1,539,032
       1,813,000   5.95          Wachovia Bank Commercial Mortgage
                                 Trust Series 2007-C34, Floating Rate
                                 Note, 5/15/46                                           1,911,295
         100,000                 Wells Fargo Commercial Mortgage Trust
                                 2010-C1, 4.0%, 11/18/43 (144A)                             95,119
       1,500,000   3.67          Wells Fargo Commercial Mortgage Trust
                                 2014-TISH, Floating Rate Note,
                                 1/15/27 (144A)                                          1,481,836
          50,000   5.25          WFRBS Commercial Mortgage Trust
                                 2011-C4, Floating Rate Note, 6/17/44
                                 (144A)                                                     54,493
         200,000   4.36          WFRBS Commercial Mortgage Trust
                                 2013-C12, Floating Rate Note, 3/17/48
                                 (144A)                                                    197,391
                                                                                   ---------------
                                                                                   $    66,074,359
                                                                                   ---------------
                                 Total Banks                                       $    66,074,359
--------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.9%
                                 Other Diversified Financial Services -- 0.9%
       1,300,000   5.17          Del Coronado Trust 2013-DEL MZ,
                                 Floating Rate Note, 3/15/18 (144A)                $     1,303,250
         614,448   0.87          GE Business Loan Trust 2005-1, Floating
                                 Rate Note, 6/15/33 (144A)                                 576,849
       1,872,384   2.92          Hilton USA Trust 2013-HLF, Floating Rate
                                 Note, 11/5/30 (144A)                                    1,876,134
         712,025                 Monty Parent Issuer 1 LLC, 4.25%,
                                 11/20/28 (144A)                                           711,977
         257,239                 Rialto Capital Management LLC, 2.85%,
                                 5/15/24 (144A)                                            257,319
                                                                                   ---------------
                                                                                   $     4,725,529
                                                                                   ---------------
                                 Total Diversified Financials                      $     4,725,529
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 GOVERNMENT -- 0.2%
         175,000   4.04          Federal Home Loan Mortgage Corp.,
                                 Floating Rate Note, 5/25/45 (144A)                $       179,891
       1,000,000   3.49          FREMF Mortgage Trust 2013-K28,
                                 Floating Rate Note, 6/25/46 (144A)                        987,387
                                                                                   ---------------
                                                                                   $     1,167,278
                                                                                   ---------------
                                 Total Government                                  $     1,167,278
--------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE
                                 OBLIGATIONS
                                 (Cost $70,954,912)                                $    71,998,081
--------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 44.8%
                                 ENERGY -- 5.2%
                                 Oil & Gas Drilling -- 0.9%
       3,950,000                 Ensco Plc, 5.75%, 10/1/44                         $     3,825,650
       1,960,000                 Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)               1,136,800
                                                                                   ---------------
                                                                                   $     4,962,450
--------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- 0.1%
         330,000                 Calfrac Holdings LP, 7.5%, 12/1/20 (144A)         $       292,875
         355,000                 Key Energy Services, Inc., 6.75%, 3/1/21                  228,975
                                                                                   ---------------
                                                                                   $       521,850
--------------------------------------------------------------------------------------------------
                                 Integrated Oil & Gas -- 0.1%
         470,000                 American Energy-Permian Basin LLC,
                                 7.375%, 11/1/21 (144A)                            $       357,200
--------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration &
                                 Production -- 2.1%
       1,000,000                 Approach Resources, Inc., 7.0%, 6/15/21           $       895,000
         980,000                 Bonanza Creek Energy, Inc., 5.75%, 2/1/23                 901,600
         345,000                 Bonanza Creek Energy, Inc., 6.75%, 4/15/21                335,512
       1,200,000                 Comstock Resources, Inc., 7.75%, 4/1/19                   504,000
         910,000                 Denbury Resources, Inc., 4.625%, 7/15/23                  780,325
       1,190,000                 Gulfport Energy Corp., 7.75%, 11/1/20                   1,219,750
         595,000                 Halcon Resources Corp., 8.875%, 5/15/21                   413,525
       1,300,000                 Legacy Reserves LP, 6.625%, 12/1/21                     1,027,000
       1,090,000                 Memorial Production Partners LP,
                                 6.875%, 8/1/22 (144A)                                     964,650
         770,000                 Memorial Production Partners LP,
                                 7.625%, 5/1/21                                            700,700
          18,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                     17,550
         600,000                 Penn Virginia Corp., 7.25%, 4/15/19                       543,000
         430,000                 Penn Virginia Corp., 8.5%, 5/1/20                         404,200
         515,000                 Rosetta Resources, Inc., 5.625%, 5/1/21                   484,100
         665,000                 Rosetta Resources, Inc., 5.875%, 6/1/22                   626,762

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 29

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration &
                                 Production -- (continued)
       1,075,000                 RSP Permian, Inc., 6.625%, 10/1/22
                                 (144A)                                            $     1,080,375
       1,435,000                 Swift Energy Co., 7.875%, 3/1/22                          574,000
         420,000                 Talos Production LLC, 9.75%, 2/15/18
                                 (144A)                                                    294,000
                                                                                   ---------------
                                                                                   $    11,766,049
--------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 0.2%
       1,000,000                 Murphy Oil USA, Inc., 6.0%, 8/15/23               $     1,072,500
--------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage &
                                 Transportation -- 1.7%
       1,750,000                 Buckeye Partners LP, 4.15%, 7/1/23                $     1,730,757
         373,000                 Copano Energy LLC, 7.125%, 4/1/21                         402,654
       1,550,000   5.85          DCP Midstream LLC, Floating Rate Note,
                                 5/21/43 (144A)                                          1,116,000
       1,005,000                 Gibson Energy, Inc., 6.75%, 7/15/21
                                 (144A)                                                  1,025,100
NOK    2,000,000   6.63          Golar LNG Partners LP, Floating Rate
                                 Note, 10/12/17                                            253,193
       1,450,000                 ONEOK, Inc., 6.875%, 9/30/28                            1,672,285
         425,000                 Penn Virginia Resource Partners LP,
                                 6.5%, 5/15/21                                             447,312
       1,000,000                 Sabine Pass Liquefaction LLC, 5.625%,
                                 2/1/21                                                  1,006,560
       1,500,000                 Sunoco Logistics Partners Operations LP,
                                 3.45%, 1/15/23                                          1,475,878
         555,000                 Targa Resources Partners LP, 4.25%,
                                 11/15/23                                                  534,188
                                                                                   ---------------
                                                                                   $     9,663,927
--------------------------------------------------------------------------------------------------
                                 Coal & Consumable Fuels -- 0.1%
         250,000                 James River Coal Co., 7.875%, 4/1/19 (e)          $           625
         650,000                 Murray Energy Corp., 8.625%,
                                 6/15/21 (144A)                                            679,250
                                                                                   ---------------
                                                                                   $       679,875
                                                                                   ---------------
                                 Total Energy                                      $    29,023,851
--------------------------------------------------------------------------------------------------
                                 MATERIALS -- 2.1%
                                 Commodity Chemicals -- 0.5%
       1,405,000                 Axiall Corp., 4.875%, 5/15/23                     $     1,394,462
         700,000                 Hexion, Inc., 8.875%, 2/1/18                              617,750
         550,000                 Rain CII Carbon LLC, 8.25%, 1/15/21
                                 (144A)                                                    512,875
                                                                                   ---------------
                                                                                   $     2,525,087
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Specialty Chemicals -- 0.1%
         600,000                 INEOS Group Holdings SA, 5.875%,
                                 2/15/19 (144A)                                    $       593,250
--------------------------------------------------------------------------------------------------
                                 Construction Materials -- 0.0%+
         860,000                 OAS Finance, Ltd., 8.0%, 7/2/21
                                 (144A) (e)                                        $       122,550
--------------------------------------------------------------------------------------------------
                                 Metal & Glass Containers -- 0.4%
         678,498                 Ardagh Finance Holdings SA, 8.625%,
                                 (0.00% Cash, 8.625% PIK) 6/15/19
                                 (144A) (PIK)                                      $       706,914
         200,000                 Beverage Packaging Holdings Luxembourg
                                 II SA, 5.625%, 12/15/16 (144A)                            200,750
         300,000                 Beverage Packaging Holdings Luxembourg
                                 II SA, 6.0%, 6/15/17 (144A)                               300,750
         425,000                 Reynolds Group Issuer, Inc., 8.25%,
                                 2/15/21                                                   454,750
         330,000                 Reynolds Group Issuer, Inc., 9.875%,
                                 8/15/19                                                   353,100
                                                                                   ---------------
                                                                                   $     2,016,264
--------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.1%
         485,000                 AEP Industries, Inc., 8.25%, 4/15/19              $       498,338
--------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.1%
         400,000                 Ausdrill Finance Pty, Ltd., 6.875%,
                                 11/1/19 (144A)                                    $       302,000
         500,000                 MMC Norilsk Nickel OJSC via MMC
                                 Finance, Ltd., 5.55%, 10/28/20 (144A)                     478,815
                                                                                   ---------------
                                                                                   $       780,815
--------------------------------------------------------------------------------------------------
                                 Steel -- 0.6%
         200,000                 Glencore Funding LLC, 4.125%, 5/30/23
                                 (144A)                                            $       203,679
         400,000                 Metalloinvest Finance, Ltd., 5.625%,
                                 4/17/20 (144A)                                            358,800
EURO      38,709   0.00          New World Resources NV, Floating Rate
                                 Note, 10/7/20 (f)                                          16,219
EURO      29,032   0.00          New World Resources NV, Floating Rate
                                 Note, 10/7/20 (f)                                           4,990
       1,940,000                 Reliance Steel & Aluminum Co., 4.5%,
                                 4/15/23                                                 1,959,823
         930,000                 Steel Dynamics, Inc., 5.125%, 10/1/21
                                 (144A)                                                    935,812
                                                                                   ---------------
                                                                                   $     3,479,323
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 31

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Paper Products -- 0.3%
       1,110,000                 Resolute Forest Products, Inc., 5.875%,
                                 5/15/23                                           $     1,066,710
         630,000                 Unifrax I LLC, 7.5%, 2/15/19 (144A)                       633,150
                                                                                   ---------------
                                                                                   $     1,699,860
                                                                                   ---------------
                                 Total Materials                                   $    11,715,487
--------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 2.3%
                                 Building Products -- 0.4%
       1,000,000                 Gibraltar Industries, Inc., 6.25%, 2/1/21         $     1,015,000
       1,375,000                 Griffon Corp., 5.25%, 3/1/22                            1,356,575
                                                                                   ---------------
                                                                                   $     2,371,575
--------------------------------------------------------------------------------------------------
                                 Construction & Engineering -- 0.6%
         635,000                 AECOM, 5.75%, 10/15/22 (144A)                     $       657,225
         635,000                 AECOM, 5.875%, 10/15/24 (144A)                            666,750
       1,205,000                 Amsted Industries, Inc., 5.0%, 3/15/22
                                 (144A)                                                  1,212,531
         500,000                 Empresas ICA SAB de CV, 8.9%,
                                 2/4/21 (144A)                                             433,750
         800,000                 OAS Investments GmbH, 8.25%,
                                 10/19/19 (144A) (e)                                       118,000
                                                                                   ---------------
                                                                                   $     3,088,256
--------------------------------------------------------------------------------------------------
                                 Industrial Conglomerates -- 0.2%
         475,000                 Constellation Enterprises LLC, 10.625%,
                                 2/1/16 (144A)                                     $       427,500
         450,000                 Magnesita Finance, Ltd., 8.625%
                                 (Perpetual) (144A)                                        351,000
         400,000                 Turkiye Sise ve Cam Fabrikalari AS, 4.25%,
                                 5/9/20 (144A)                                             388,000
                                                                                   ---------------
                                                                                   $     1,166,500
--------------------------------------------------------------------------------------------------
                                 Construction & Farm Machinery &
                                 Heavy Trucks -- 0.3%
         400,000                 Commercial Vehicle Group, Inc., 7.875%,
                                 4/15/19                                           $       415,000
         350,000                 Cummins, Inc., 5.65%, 3/1/98                              411,312
         575,000                 Navistar International Corp., 8.25%,
                                 11/1/21                                                   559,188
                                                                                   ---------------
                                                                                   $     1,385,500
--------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 0.5%
         750,000                 Cleaver-Brooks, Inc., 8.75%, 12/15/19
                                 (144A)                                            $       765,000
       1,235,000                 EnPro Industries, Inc., 5.875%, 9/15/22
                                 (144A)                                                  1,287,488
          79,000                 Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                 (144A) (11.0% cash, 0.0% PIK) (PIK) (d)                    71,890

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- (continued)
         798,000                 Xerium Technologies, Inc., 8.875%, 6/15/18        $       823,935
                                                                                   ---------------
                                                                                   $     2,948,313
--------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.3%
         600,000                 Aircastle, Ltd., 6.25%, 12/1/19                   $       659,628
       1,220,000                 Avis Budget Car Rental LLC, 5.5%, 4/1/23                1,255,075
                                                                                   ---------------
                                                                                   $     1,914,703
                                                                                   ---------------
                                 Total Capital Goods                               $    12,874,847
--------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES &
                                 SUPPLIES -- 0.9%
                                 Commercial Printing -- 0.2%
       1,210,000                 Cenveo Corp., 6.0%, 8/1/19 (144A)                 $     1,134,375
--------------------------------------------------------------------------------------------------
                                 Environmental & Facilities
                                 Services -- 0.4%
       1,130,000                 Covanta Holding Corp., 5.875%, 3/1/24             $     1,169,550
         865,000                 Safway Group Holding LLC, 7.0%,
                                 5/15/18 (144A)                                            856,350
                                                                                   ---------------
                                                                                   $     2,025,900
--------------------------------------------------------------------------------------------------
                                 Diversified Support Services -- 0.3%
         930,000                 Allegion US Holding Co., Inc., 5.75%,
                                 10/1/21                                           $       971,850
         805,000                 Transfield Services, Ltd., 8.375%,
                                 5/15/20 (144A)                                            857,325
                                                                                   ---------------
                                                                                   $     1,829,175
                                                                                   ---------------
                                 Total Commercial Services & Supplies              $     4,989,450
--------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 2.0%
                                 Airlines -- 1.4%
         476,153                 Air Canada 2013-1 Class A Pass Through
                                 Trust, 4.125%, 11/15/26 (144A)                    $       501,151
         500,000                 Air Canada 2013-1 Class C Pass Through
                                 Trust, 6.625%, 5/15/18 (144A)                             523,475
       1,550,000                 American Airlines 2014-1 Class B Pass
                                 Through Trust, 4.375%, 10/1/22                          1,602,312
           7,919                 Continental Airlines 1997-4 Class B
                                 Pass Through Trust, 6.9%, 1/2/17                            8,221
          49,861                 Continental Airlines 2001-1 Class B
                                 Pass Through Trust, 7.373%, 12/15/15                       51,322
         400,000                 Delta Air Lines 2010-1 Class B Pass
                                 Through Trust, 6.375%, 1/2/16 (144A)                      412,240
         900,000                 Delta Air Lines 2010-2 Class B Pass
                                 Through Trust, 6.75%, 11/23/15 (144A)                     927,270
         540,000                 Guanay Finance, Ltd., 6.0%, 12/15/20
                                 (144A)                                                    565,650

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 33

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Airlines -- (continued)
         101,609                 Hawaiian Airlines 2013-1 Class A Pass
                                 Through Certificates, 3.9%, 1/15/26               $       103,388
       1,350,000                 Intrepid Aviation Group Holdings LLC,
                                 6.875%, 2/15/19 (144A)                                  1,235,250
       1,475,000                 United Continental Holdings, Inc., 6.0%,
                                 7/15/26                                                 1,475,000
         388,352                 US Airways 2013-1 Class A Pass Through
                                 Trust, 3.95%, 5/15/27                                     402,915
         197,831                 US Airways 2013-1 Class B Pass Through
                                 Trust, 5.375%, 11/15/21                                   206,239
                                                                                   ---------------
                                                                                   $     8,014,433
--------------------------------------------------------------------------------------------------
                                 Marine -- 0.1%
         600,000                 Navios South American Logistics, Inc.,
                                 7.25%, 5/1/22 (144A)                              $       582,000
--------------------------------------------------------------------------------------------------
                                 Railroads -- 0.2%
         350,000                 Far East Capital, Ltd., SA, 8.0%, 5/2/18
                                 (144A)                                            $       126,000
       1,070,000                 Florida East Coast Holdings Corp., 6.75%,
                                 5/1/19 (144A)                                           1,078,025
                                                                                   ---------------
                                                                                   $     1,204,025
--------------------------------------------------------------------------------------------------
                                 Trucking -- 0.3%
       1,000,000                 Jack Cooper Holdings Corp., 9.25%,
                                 6/1/20 (144A)                                     $     1,032,500
         325,000                 Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)                  316,296
                                                                                   ---------------
                                                                                   $     1,348,796
--------------------------------------------------------------------------------------------------
                                 Airport Services -- 0.0%+
         167,440                 Aeropuertos Argentina 2000 SA, 10.75%,
                                 12/1/20 (144A)                                    $       175,645
                                                                                   ---------------
                                 Total Transportation                              $    11,324,899
--------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 0.7%
                                 Auto Parts & Equipment -- 0.5%
       1,215,000                 Gestamp Funding Luxembourg SA,
                                 5.625%, 5/31/20 (144A)                            $     1,254,488
         400,000                 International Automotive Components
                                 Group SA, 9.125%, 6/1/18 (144A)                           406,500
         481,000                 Pittsburgh Glass Works LLC, 8.0%,
                                 11/15/18 (144A)                                           508,658
         950,000                 Stackpole International Intermediate,
                                 7.75%, 10/15/21 (144A)                                    940,500
                                                                                   ---------------
                                                                                   $     3,110,146
--------------------------------------------------------------------------------------------------
                                 Automobile Manufacturers -- 0.2%
         950,000                 Geely Automobile Holdings, Ltd., 5.25%,
                                 10/6/19 (144A)                                    $       979,450
                                                                                   ---------------
                                 Total Automobiles & Components                    $     4,089,596
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES &
                                 APPAREL -- 1.0%
                                 Homebuilding -- 0.8%
         765,000                 DR Horton, Inc., 5.75%, 8/15/23                   $       828,112
         500,000                 KB Home, Inc., 7.0%, 12/15/21                             508,750
         200,000                 KB Home, Inc., 8.0%, 3/15/20                              216,000
       1,175,000                 Lennar Corp., 4.5%, 6/15/19                             1,213,188
         890,000                 MDC Holdings, Inc., 5.5%, 1/15/24                         867,750
       1,000,000                 Standard Pacific Corp., 6.25%, 12/15/21                 1,060,000
          95,000                 The Ryland Group, Inc., 5.375%, 10/1/22                    94,762
                                                                                   ---------------
                                                                                   $     4,788,562
--------------------------------------------------------------------------------------------------
                                 Household Appliances -- 0.1%
         400,000                 Arcelik AS, 5.0%, 4/3/23 (144A)                   $       381,800
--------------------------------------------------------------------------------------------------
                                 Textiles -- 0.1%
         400,000                 Springs Industries, Inc., 6.25%, 6/1/21           $       395,000
                                                                                   ---------------
                                 Total Consumer Durables & Apparel                 $     5,565,362
--------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 0.3%
                                 Casinos & Gaming -- 0.1%
         800,000                 Scientific Games International, Inc.,
                                 10.0%, 12/1/22 (144A)                             $       748,000
--------------------------------------------------------------------------------------------------
                                 Specialized Consumer Services -- 0.2%
       1,135,000                 Sotheby's, 5.25%, 10/1/22 (144A)                  $     1,115,138
                                                                                   ---------------
                                 Total Consumer Services                           $     1,863,138
--------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.9%
                                 Broadcasting -- 0.3%
         600,000                 CCO Holdings LLC, 6.625%, 1/31/22                 $       641,250
         825,000                 Quebecor Media, Inc., 5.75%, 1/15/23                      849,750
                                                                                   ---------------
                                                                                   $     1,491,000
--------------------------------------------------------------------------------------------------
                                 Cable & Satellite -- 0.4%
         475,000                 CCO Holdings LLC, 5.75%, 9/1/23                   $       496,375
         250,000                 Intelsat Jackson Holdings SA, 7.25%,
                                 4/1/19                                                    259,125
         850,000                 Numericable-SFR SAS, 6.0%, 5/15/22
                                 (144A)                                                    860,625
         830,000                 Sirius XM Radio, Inc., 4.625%, 5/15/23
                                 (144A)                                                    798,875
                                                                                   ---------------
                                                                                   $     2,415,000
--------------------------------------------------------------------------------------------------
                                 Publishing -- 0.2%
       1,120,000                 Gannett Co., Inc., 6.375%, 10/15/23               $     1,215,200
         100,000                 MPL 2 Acquisition Canco, Inc., 9.875%,
                                 8/15/18 (144A)                                            106,375
                                                                                   ---------------
                                                                                   $     1,321,575
                                                                                   ---------------
                                 Total Media                                       $     5,227,575
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 35

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 RETAILING -- 1.0%
                                 Distributors -- 0.0%+
         250,000                 LKQ Corp., 4.75%, 5/15/23                         $       245,000
--------------------------------------------------------------------------------------------------
                                 Department Stores -- 0.1%
         525,000                 Grupo Famsa SAB de CV, 7.25%, 6/1/20
                                 (144A)                                            $       480,270
--------------------------------------------------------------------------------------------------
                                 Apparel Retail -- 0.1%
         750,000                 Brown Shoe Co., Inc., 7.125%, 5/15/19             $       779,062
--------------------------------------------------------------------------------------------------
                                 Computer & Electronics Retail -- 0.2%
         930,000                 Rent-A-Center, Inc., 6.625%, 11/15/20             $       874,200
--------------------------------------------------------------------------------------------------
                                 Specialty Stores -- 0.4%
         985,000                 Outerwall, Inc., 5.875%, 6/15/21 (144A)           $       888,962
         435,000                 Outerwall, Inc., 6.0%, 3/15/19                            421,950
         600,000                 Radio Systems Corp., 8.375%, 11/1/19
                                 (144A)                                                    646,500
                                                                                   ---------------
                                                                                   $     1,957,412
--------------------------------------------------------------------------------------------------
                                 Automotive Retail -- 0.2%
       1,325,000                 CST Brands, Inc., 5.0%, 5/1/23                    $     1,351,500
                                                                                   ---------------
                                                                                   $     1,351,500
                                                                                   ---------------
                                 Total Retailing                                   $     5,687,444
--------------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 0.4%
                                 Food Retail -- 0.4%
       1,150,000                 C&S Group Enterprises LLC, 5.375%,
                                 7/15/22 (144A)                                    $     1,124,125
       1,060,000                 Darling Ingredients, Inc., 5.375%, 1/15/22              1,067,950
                                                                                   ---------------
                                                                                   $     2,192,075
                                                                                   ---------------
                                 Total Food & Staples Retailing                    $     2,192,075
--------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 1.1%
                                 Distillers & Vintners -- 0.1%
         470,000                 Constellation Brands, Inc., 3.75%, 5/1/21         $       480,575
--------------------------------------------------------------------------------------------------
                                 Agricultural Products -- 0.1%
         800,000                 Southern States Cooperative, Inc., 10.0%,
                                 8/15/21 (144A)                                    $       756,000
--------------------------------------------------------------------------------------------------
                                 Packaged Foods & Meats -- 0.8%
          75,000                 Agrokor dd, 8.875%, 2/1/20 (144A)                 $        81,916
         400,000                 B&G Foods, Inc., 4.625%, 6/1/21                           399,500
         428,000                 Chiquita Brands International, Inc.,
                                 7.875%, 2/1/21                                            468,660
         400,000                 Dole Food Co., Inc., 7.25%, 5/1/19
                                 (144A)                                                    406,000

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Packaged Foods & Meats -- (continued)
         300,000                 FAGE Dairy Industry SA, 9.875%,
                                 2/1/20 (144A)                                     $       315,750
       1,105,000                 Marfrig Holding Europe BV, 6.875%,
                                 6/24/19 (144A)                                            939,250
         200,000                 Marfrig Holding Europe BV, 8.375%,
                                 5/9/18 (144A)                                             189,000
         100,000                 Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                 (144A)                                                     94,500
         500,000                 MHP SA, 8.25%, 4/2/20 (144A)                              326,950
         400,000                 Minerva Luxembourg SA, 7.75%,
                                 1/31/23 (144A)                                            394,000
         550,000                 Post Holdings, Inc., 7.375%, 2/15/22                      569,250
                                                                                   ---------------
                                                                                   $     4,184,776
--------------------------------------------------------------------------------------------------
                                 Tobacco -- 0.1%
         800,000                 Alliance One International, Inc., 9.875%,
                                 7/15/21                                           $       704,000
                                                                                   ---------------
                                 Total Food, Beverage & Tobacco                    $     6,125,351
--------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                                 Health Care Equipment -- 0.0%+
         142,000                 Physio-Control International, Inc.,
                                 9.875%, 1/15/19 (144A)                            $       150,875
--------------------------------------------------------------------------------------------------
                                 Health Care Supplies -- 0.2%
         100,000                 ConvaTec Healthcare E SA, 10.5%,
                                 12/15/18 (144A)                                   $       105,600
       1,080,000                 Halyard Health, Inc., 6.25%, 10/15/22
                                 (144A)                                                  1,131,300
         100,000                 Immucor, Inc., 11.125%, 8/15/19                           107,375
                                                                                   ---------------
                                                                                   $     1,344,275
--------------------------------------------------------------------------------------------------
                                 Health Care Distributors -- 0.3%
       1,500,000                 McKesson Corp., 4.883%, 3/15/44                   $     1,721,415
--------------------------------------------------------------------------------------------------
                                 Health Care Services -- 0.5%
       1,125,000                 Catamaran Corp., 4.75%, 3/15/21                   $     1,250,156
       1,360,000                 DaVita HealthCare Partners, Inc.,
                                 5.125%, 7/15/24                                         1,387,200
                                                                                   ---------------
                                                                                   $     2,637,356
--------------------------------------------------------------------------------------------------
                                 Health Care Facilities -- 1.0%
         545,000                 Amsurg Corp., 5.625%, 7/15/22                     $       557,262
         200,000                 Capella Healthcare, Inc., 9.25%, 7/1/17                   207,125
       1,495,000                 CHS, 6.875%, 2/1/22                                     1,597,781
       1,075,000                 CHS, Inc., 8.0%, 11/15/19                               1,142,188
         400,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                  403,500
       1,480,000                 Tenet Healthcare Corp., 4.375%, 10/1/21                 1,446,700

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 37

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Health Care Facilities -- (continued)
         265,000                 Tenet Healthcare Corp., 4.5%, 4/1/21              $       259,700
                                                                                   ---------------
                                                                                   $     5,614,256
--------------------------------------------------------------------------------------------------
                                 Managed Health Care -- 0.4%
       1,815,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20      $     1,905,750
--------------------------------------------------------------------------------------------------
                                 Health Care Technology -- 0.0%+
         175,000                 MedAssets, Inc., 8.0%, 11/15/18                   $       182,438
                                                                                   ---------------
                                 Total Health Care Equipment & Services            $    13,556,365
--------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 1.1%
                                 Biotechnology -- 0.7%
       2,500,000                 Amgen, Inc., 5.375%, 5/15/43                      $     2,982,658
         600,000                 Lantheus Medical Imaging, Inc., 9.75%, 5/15/17            588,000
                                                                                   ---------------
                                                                                   $     3,570,658
--------------------------------------------------------------------------------------------------
                                 Pharmaceuticals -- 0.4%
         875,000                 Endo Finance LLC, 5.375%, 1/15/23 (144A)          $       872,812
         705,000                 JLL, 7.5%, 2/1/22 (144A)                                  733,200
         755,000                 Salix Pharmaceuticals, Ltd., 6.25%, 1/15/21
                                 (144A)                                                    837,106
                                                                                   ---------------
                                                                                   $     2,443,118
                                                                                   ---------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                     $     6,013,776
--------------------------------------------------------------------------------------------------
                                 BANKS -- 2.9%
                                 Diversified Banks -- 2.0%
         800,000   6.38          Banco Santander SA, Floating Rate Note
                                 (Perpetual)                                       $       789,802
         625,000                 Bank of America Corp., 6.11%, 1/29/37                     761,057
         575,000   6.50          Bank of America Corp., Floating Rate Note,
                                 10/23/49                                                  608,062
         925,000   6.25          Bank of America Corp., Floating Rate Note,
                                 9/29/49                                                   942,344
         640,000   5.95          Citigroup, Inc., Floating Rate Note (Perpetual)           648,000
       1,500,000   5.90          Citigroup, Inc., Floating Rate Note (Perpetual)         1,511,250
         700,000                 CorpGroup Banking SA, 6.75%, 3/15/23 (144A)               693,295
       1,900,000   6.62          Credit Agricole SA, Floating Rate Note,
                                 12/31/64 (144A)                                         1,904,750
         525,000                 Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)              623,576
         500,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)               589,424
         200,000                 Merrill Lynch & Co., Inc., 7.75%, 5/14/38                 288,014
         425,000   4.00          Oversea-Chinese Banking Corp., Ltd., Floating
                                 Rate Note, 10/15/24 (144A)                                442,960

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Diversified Banks -- (continued)
         300,000                 VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                 10/17/22 (144A)                                   $       248,448
       1,150,000   5.88          Wells Fargo & Co., Floating Rate Note
                                 (Perpetual)                                             1,216,125
                                                                                   ---------------
                                                                                   $    11,267,107
--------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.4%
         250,000                 HSBC Bank USA NA New York NY, 6.0%, 8/9/17        $       274,365
       1,200,000   4.48          The PNC Financial Services Group, Inc., Floating
                                 Rate Note (Perpetual)                                   1,202,400
         750,000   6.75          The PNC Financial Services Group, Inc., Floating
                                 Rate Note (Perpetual)                                     834,375
                                                                                   ---------------
                                                                                   $     2,311,140
--------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- 0.5%
       1,450,000                 Ocwen Financial Corp., 6.625%, 5/15/19
                                 (144A)                                            $     1,254,250
       1,425,000                 Provident Funding Associates LP, 6.75%,
                                 6/15/21 (144A)                                          1,357,312
                                                                                   ---------------
                                                                                   $     2,611,562
                                                                                   ---------------
                                 Total Banks                                       $    16,189,809
--------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 4.1%
                                 Other Diversified Financial Services -- 1.5%
       1,665,000                 Carlyle Holdings II Finance LLC, 5.625%,
                                 3/30/43 (144A)                                    $     1,886,900
       1,000,000                 Fixed Income Trust Series 2013-A, 10/15/97
                                 (Step) (144A) (c)(d)                                      734,782
       1,500,000   7.12          General Electric Capital Corp., Floating Rate
                                 Note (Perpetual)                                        1,760,625
       2,360,000   6.75          JPMorgan Chase & Co., Floating Rate Note,
                                 8/29/49                                                 2,560,600
         500,000                 SUAM Finance BV, 4.875%, 4/17/24 (144A)                   517,500
       1,030,000                 Summit Midstream Holdings LLC, 7.5%, 7/1/21             1,071,200
         100,000   0.00          Tiers Trust, Floating Rate Note, 10/15/97
                                 (144A) (d)                                                 92,555
                                                                                   ---------------
                                                                                   $     8,624,162
--------------------------------------------------------------------------------------------------
                                 Multi-Sector Holdings -- 0.1%
         250,000                 Fidelity National Financial, Inc., 5.5%, 9/1/22   $       272,822
--------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.7%
         500,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)     $       543,790
       1,375,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                     1,361,250
         720,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                     691,200
         725,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                     703,250
         700,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                 721,000
                                                                                   ---------------
                                                                                   $     4,020,490
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 39

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 0.2%
          66,670                 Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)          $        69,570
       1,035,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                     734,850
                                                                                   ---------------
                                                                                   $       804,420
--------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 1.1%
         915,000                 Affiliated Managers Group, Inc., 4.25%,
                                 2/15/24                                           $       976,971
         300,000                 Blackstone Holdings Finance Co., LLC, 5.0%,
                                 6/15/44 (144A)                                            325,334
         750,000                 Blackstone Holdings Finance Co., LLC, 6.25%,
                                 8/15/42 (144A)                                            958,325
         500,000                 JBS Investment Management, Ltd., 7.25%,
                                 4/3/24 (144A)                                             510,000
       1,500,000                 KKR Group Finance Co., II LLC, 5.5%, 2/1/43
                                 (144A)                                                  1,602,030
       1,250,000                 Legg Mason, Inc., 3.95%, 7/15/24                        1,304,326
         500,000                 Legg Mason, Inc., 5.625%, 1/15/44                         592,191
         100,000                 Neuberger Berman Group LLC, 5.625%,
                                 3/15/20 (144A)                                            104,250
                                                                                   ---------------
                                                                                   $     6,373,427
--------------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.5%
         750,000                 Morgan Stanley, 4.1%, 5/22/23                     $       780,533
         250,000                 Morgan Stanley, 4.875%, 11/1/22                           273,040
         300,000                 The Goldman Sachs Group, Inc., 6.45%, 5/1/36              375,141
         225,000                 The Goldman Sachs Group, Inc., 6.75%, 10/1/37             295,437
       1,050,000                 UBS AG, 7.625%, 8/17/22                                 1,273,521
                                                                                   ---------------
                                                                                   $     2,997,672
                                                                                   ---------------
                                 Total Diversified Financials                      $    23,092,993
--------------------------------------------------------------------------------------------------
                                 INSURANCE -- 8.0%
                                 Insurance Brokers -- 0.3%
         700,000                 Ironshore Holdings US, Inc., 8.5%, 5/15/20
                                 (144A)                                            $       850,051
GBP      340,000                 Towergate Finance Plc, 8.5%, 2/15/18
                                 (144A) (e)                                                492,145
                                                                                   ---------------
                                                                                   $     1,342,196
--------------------------------------------------------------------------------------------------
                                 Life & Health Insurance -- 0.6%
         650,000                 CNO Financial Group, Inc., 6.375%, 10/1/20
                                 (144A)                                            $       685,750
         500,000                 Fidelity & Guaranty Life Holdings, Inc., 6.375%,
                                 4/1/21 (144A)                                             525,000
       1,500,000   5.88          Prudential Financial, Inc., Floating Rate Note,
                                 9/15/42                                                 1,629,375
         615,000   5.65          Voya Financial, Inc., Floating Rate Note, 5/15/53         642,675
                                                                                   ---------------
                                                                                   $     3,482,800
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Reinsurance -- 7.1%
       2,501,147                 Altair Re, Variable Rate Notes, 6/30/16 (g)       $     1,796,574
         600,000                 Altair Re, Variable Rate Notes, 6/30/17 (g)               608,880
         600,000                 Arlington Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 8/1/15 (g)                           669,540
         250,000    3.45         Atlas IX Capital, Ltd., Floating Rate Note,
                                 1/17/19 (Cat Bond) (144A)                                 255,875
         500,000                 Bersick Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Note, 1/22/16 (g)                           508,900
         750,000    4.28         Blue Danube II, Ltd., Floating Rate Note,
                                 5/23/18 (Cat Bond) (144A)                                 750,225
         650,000   10.75         Blue Danube, Ltd., Floating Rate Note, 4/10/15
                                 (Cat Bond) (144A)                                         650,065
       1,000,000    6.87         Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                 (Cat Bond) (144A)                                       1,032,000
       1,200,000                 Carnoustie Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 2/19/16 (g)                        1,256,760
         250,000    4.28         Citrus Re, Ltd., Floating Rate Note, 4/18/17
                                 (Cat Bond) (144A)                                         245,875
         350,000    3.78         Citrus Re, Ltd., Floating Rate Note, 4/24/17
                                 (Cat Bond) (144A)                                         343,175
         713,104                 Clarendon Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 7/14/15 (g)                          701,837
         250,000    9.01         East Lane Re V, Ltd., Floating Rate Note,
                                 3/16/16 (Cat Bond) (144A)                                 260,650
       1,000,000    5.01         Embarcadero Reinsurance, Ltd., Floating Rate
                                 Note, 2/7/17 (Cat Bond) (144A)                          1,003,500
       1,050,525                 Exeter Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 1/7/16 (g)                         1,054,622
       1,050,000                 Fairfield Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 2/2/16 (g)                           981,750
       1,000,000    7.40         Galileo Re, Ltd., Floating Rate Note, 1/9/19
                                 (Cat Bond) (144A)                                       1,024,700
         600,000    6.70         Gator Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                                 Bond) (144A)                                              554,220
       1,100,000                 Gloucester Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 6/12/15 (g)                        1,076,900
         250,000    2.22         Golden State Re II, Ltd., Floating Rate Note,
                                 1/8/19 (Cat Bond) (144A)                                  248,975
       2,100,000                 Gullane Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 1/22/17 (g)                        2,177,280
         294,350                 Hereford Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 1/7/16 (g)                           295,616
         350,000    4.15         Kilimanjaro Re, Ltd., Floating Rate Note,
                                 4/30/18 (Cat Bond) (144A)                                 351,470

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 41

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                 Reinsurance -- (continued)
         650,000    4.77         Kilimanjaro Re, Ltd., Floating Rate Note,
                                 4/30/18 (Cat Bond) (144A)                         $       657,930
         250,000                 Lorenz Re, Ltd., 3/31/18 (c) (g)                          250,000
         500,000    2.02         Merna Re V, Ltd., Floating Rate Note, 4/7/17
                                 (Cat Bond) (144A)                                         498,100
         533,600                 Muirfield Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 1/12/16 (g)                          535,147
         500,000   11.83         Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                 Rate Note, 11/10/16 (Cat Bond) (144A)                     520,950
       2,000,000                 Pangaea Re, Series 2015-1, Principal at Risk
                                 Notes, 2/1/19 (g)                                       2,084,800
       1,004,200                 PI-1, Series E -- 2014 (Kane SAC Ltd.), Variable
                                 Rate Notes, 6/12/15 (g)                                 1,051,598
       1,503,871                 PI-4, Series C -- 2014, (Kane SAC Ltd.), Variable
                                 Rate Notes, 7/7/16 (g)                                  1,505,826
         700,000                 Prestwick Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 7/1/16 (g)                           707,700
         750,000    7.50         Queen Street IV Capital, Ltd., Floating Rate Note,
                                 4/9/15 (Cat Bond) (144A)                                  748,125
       1,000,000    8.50         Queen Street V Re, Ltd., Floating Rate Note,
                                 4/9/15 (Cat Bond) (144A)                                  997,600
         600,000    8.76         Residential Reinsurance 2011, Ltd., Floating
                                 Rate Note, 12/6/16 (Cat Bond) (144A)                      606,720
       1,250,000    9.01         Residential Reinsurance 2011, Ltd., Floating
                                 Rate Note, 6/6/15 (Cat Bond) (144A)                     1,264,250
         800,000    4.51         Residential Reinsurance 2012, Ltd., Floating
                                 Rate Note, 12/6/16 (Cat Bond) (144A)                      816,800
         500,000   10.01         Residential Reinsurance 2012, Ltd., Floating
                                 Rate Note, 6/6/16 (Cat Bond) (144A)                       532,350
         250,000   20.01         Residential Reinsurance 2013, Ltd., Floating
                                 Rate Note, 12/6/19 (Cat Bond) (144A)                      253,850
       1,000,000    3.54         Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                 (Cat Bond) (144A)                                         992,400
           1,433                 Sector Re V, Ltd., 12/1/18 (144A) (c) (g)                  17,304
         500,000                 Sector Re V, Ltd., 12/1/19 (144A) (c) (g)                 512,150
         700,000                 Sector Re V, Ltd., 3/30/19 (144A) (c) (g)                 873,390
         400,000                 Silverton Re, Ltd., 9/16/16 (144A) (c) (g)                 25,520
         800,000                 Silverton Re, Ltd., 9/18/17 (144A) (c) (g)                841,280
       1,335,000    7.51         Sirius International Group, Ltd., Floating Rate Note
                                 (Perpetual) (144A)                                      1,406,756
       1,200,000                 St. Andrews Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 1/22/16 (g)                        1,215,600
         550,600                 Troon Segregated Account (Kane SAC Ltd.),
                                 Variable Rate Notes, 1/12/16 (g)                          551,756

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                 Reinsurance -- (continued)
       2,000,000                 Versutus Ltd., Series 2015-A, Variable Rate Notes,
                                 12/31/2017 (g)                                      $     2,052,000
         250,000   2.76          Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                                 (Cat Bond) (144A)                                           254,150
         250,000   2.52          Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                 (Cat Bond) (144A)                                           253,950
                                                                                     ---------------
                                                                                     $    39,877,391
                                                                                     ---------------
                                 Total Insurance                                     $    44,702,387
----------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.5%
                                 Diversified REIT -- 0.1%
         400,000                 Trust F, 5.25%, 12/15/24 (144A)                     $       430,000
----------------------------------------------------------------------------------------------------
                                 Office REIT -- 0.2%
         155,000                 Corporate Office Properties LP, 3.6%, 5/15/23       $       150,432
       1,000,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21              1,032,500
                                                                                     ---------------
                                                                                     $     1,182,932
----------------------------------------------------------------------------------------------------
                                 Specialized REIT -- 0.2%
       1,129,903                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                 (12.0% cash, 0.0% PIK) (PIK)                        $     1,062,109
                                                                                     ---------------
                                 Total Real Estate                                   $     2,675,041
----------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.6%
                                 Internet Software & Services -- 0.4%
       1,150,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)              $     1,135,625
         705,000                 j2 Global, Inc., 8.0%, 8/1/20                               761,400
         335,000                 VeriSign, Inc., 4.625%, 5/1/23                              334,162
                                                                                     ---------------
                                                                                     $     2,231,187
----------------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced Services -- 0.2%
       1,000,000                 Cardtronics, Inc., 5.125%, 8/1/22 (144A)            $       987,500
----------------------------------------------------------------------------------------------------
                                 Application Software -- 0.0%+
         200,000                 Igloo Holdings Corp., 8.25%, 12/15/17 (8.25%
                                 Cash, 9.00% PIK) (144A) (PIK)                       $       202,000
                                                                                     ---------------
                                 Total Software & Services                           $     3,420,687
----------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
                                 Communications Equipment -- 0.2%
         800,000                 Brocade Communications Systems, Inc., 4.625%,
                                 1/15/23                                             $       798,000
----------------------------------------------------------------------------------------------------
                                 Computer Storage & Peripherals -- 0.7%
         685,000                 NCR Corp., 5.0%, 7/15/22                            $       691,850
       1,160,000                 NCR Corp., 6.375%, 12/15/23                               1,235,400
       1,100,000                 Seagate HDD Cayman, 4.75%, 1/1/25 (144A)                  1,139,041
         885,000                 Seagate HDD Cayman, 4.75%, 6/1/23                           930,166
                                                                                     ---------------
                                                                                     $     3,996,457
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 43

----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                 Electronic Equipment Manufacturers -- 0.4%
         950,000                 Viasystems, Inc., 7.875%, 5/1/19 (144A)             $       999,875
       1,105,000                 Zebra Technologies Corp., 7.25%, 10/15/22
                                 (144A)                                                    1,190,638
                                                                                     ---------------
                                                                                     $     2,190,513
----------------------------------------------------------------------------------------------------
                                 Electronic Components -- 0.3%
EURO     300,000                 Belden, Inc., 5.5%, 4/15/23 (144A)                  $       345,269
       1,360,000                 Belden, Inc., 5.5%, 9/1/22 (144A)                         1,394,000
                                                                                     ---------------
                                                                                     $     1,739,269
----------------------------------------------------------------------------------------------------
                                 Electronic Manufacturing Services -- 0.2%
         585,000                 Flextronics International, Ltd., 4.625%, 2/15/20    $       613,519
         695,000                 Flextronics International, Ltd., 5.0%, 2/15/23              728,012
                                                                                     ---------------
                                                                                     $     1,341,531
                                                                                     ---------------
                                 Total Technology Hardware & Equipment               $    10,065,770
----------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS &
                                 SEMICONDUCTOR EQUIPMENT -- 0.4%
                                 Semiconductor Equipment -- 0.2%
       1,000,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                 $     1,042,500
----------------------------------------------------------------------------------------------------
                                 Semiconductors -- 0.2%
         595,000                 Advanced Micro Devices, Inc., 6.75%, 3/1/19         $       577,150
         445,000                 Advanced Micro Devices, Inc., 7.5%, 8/15/22                 426,088
                                                                                     ---------------
                                                                                     $     1,003,238
                                                                                     ---------------
                                 Total Semiconductors &
                                 Semiconductor Equipment                             $     2,045,738
----------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 3.4%
                                 Integrated Telecommunication Services -- 2.3%
       3,500,000                 AT&T, Inc., 3.9%, 3/11/24                           $     3,662,820
         150,000                 CenturyLink, Inc., 7.6%, 9/15/39                            153,656
       1,300,000                 CenturyLink, Inc., 7.65%, 3/15/42                         1,329,250
         200,000                 Frontier Communications Corp., 6.25%, 9/15/21               200,500
         250,000                 Frontier Communications Corp., 7.625%,
                                 4/15/24                                                     260,312
         500,000                 Frontier Communications Corp., 8.75%, 4/15/22               555,000
         200,000                 Frontier Communications Corp., 9.0%, 8/15/31                214,000
         500,000                 GTP Acquisition Partners I LLC, 7.628%, 6/15/41
                                 (144A)                                                      506,250
         200,000                 Ooredoo International Finance, Ltd., 3.875%,
                                 1/31/28 (144A)                                              197,019
       2,500,000                 Verizon Communications, Inc., 4.15%, 3/15/24              2,685,548
         576,000                 Verizon Communications, Inc., 5.012%, 8/21/54               597,652
         576,000                 Verizon Communications, Inc., 6.55%, 9/15/43                750,044

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                 Integrated Telecommunication
                                 Services -- (continued)
         450,000                 Virgin Media Secured Finance Plc, 5.375%,
                                 4/15/21 (144A)                                      $       471,938
       1,305,000                 Windstream Corp., 7.5%, 6/1/22                            1,259,325
                                                                                     ---------------
                                                                                     $    12,843,314
----------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 1.1%
       1,300,000                 Altice Financing SA, 6.5%, 1/15/22 (144A)           $     1,334,125
       1,225,000                 Sprint Corp., 7.125%, 6/15/24                             1,194,375
         400,000                 T-Mobile USA, Inc., 6.0%, 3/1/23                            409,876
         490,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                         515,725
       1,500,000                 T-Mobile USA, Inc., 6.625%, 4/1/23                        1,569,375
         300,000                 Unison Ground Lease Funding LLC, 5.78%,
                                 3/16/43 (144A)                                              301,575
         200,000                 VimpelCom Holdings BV, 7.5043%, 3/1/22
                                 (144A)                                                      189,750
         400,000                 WCP Issuer LLC, 6.657%, 8/15/20 (144A)                      425,592
                                                                                     ---------------
                                                                                     $     5,940,393
                                                                                     ---------------
                                 Total Telecommunication Services                    $    18,783,707
----------------------------------------------------------------------------------------------------
                                 UTILITIES -- 1.7%
                                 Electric Utilities -- 1.0%
       1,000,000   5.25          Electricite de France SA, Floating Rate Note
                                 (Perpetual) (144A)                                  $     1,043,500
         150,000                 Enel Finance International NV, 5.125%,
                                 10/7/19 (144A)                                              167,779
       1,190,000   8.13          Enel S.p.A., Floating Rate Note, 9/24/73 (144A)           1,432,134
         900,000                 Israel Electric Corp., Ltd., 5.625%, 6/21/18
                                 (144A)                                                      957,092
       1,880,000                 RJS Power Holdings LLC, 5.125%, 7/15/19
                                 (144A)                                                    1,851,800
          75,000   6.25          Southern California Edison Co., Floating Rate
                                 Note (Perpetual)                                             84,000
                                                                                     ---------------
                                                                                     $     5,536,305
----------------------------------------------------------------------------------------------------
                                 Gas Utilities -- 0.0%+
         300,000                 Transportadora de Gas del Peru SA, 4.25%,
                                 4/30/28 (144A)                                      $       298,410
----------------------------------------------------------------------------------------------------
                                 Independent Power Producers &
                                 Energy Traders -- 0.7%
         100,000                 Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)           $       103,250
       1,000,000                 Instituto Costarricense de Electricidad, 6.375%,
                                 5/15/43 (144A)                                              843,750
       1,050,000                 InterGen NV, 7.0%, 6/30/23 (144A)                         1,015,875
         500,000                 NRG Energy, Inc., 6.25%, 5/1/24                             503,750
         900,000                 NRG Energy, Inc., 7.625%, 1/15/18                           991,125


The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 45

----------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                 Independent Power Producers &
                                 Energy Traders -- (continued)
         200,000                 NRG Energy, Inc., 8.25%, 9/1/20                     $       211,750
                                                                                     ---------------
                                                                                     $     3,669,500
                                                                                     ---------------
                                 Total Utilities                                     $     9,504,215
----------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $253,546,103)                                 $   250,729,563
----------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 4.9%
       5,855,613                 Fannie Mae, 3.5%, 5/1/44                            $     6,156,351
       1,195,956                 Fannie Mae, 4.0%, 5/1/44                                  1,278,621
         478,844                 Fannie Mae, 4.0%, 9/1/43                                    517,887
       1,097,067                 Fannie Mae, 4.5%, 9/1/39                                  1,198,991
         821,142                 Fannie Mae, 4.5%, 9/1/40                                    899,524
         814,219                 Federal Home Loan Mortgage Corp., 4.5%,
                                 6/1/41                                                      890,025
      16,338,550                 U.S. Treasury Inflation Indexed Bonds, 0.125%,
                                 7/15/24                                                  16,332,169
                                                                                     ---------------
                                                                                     $    27,273,568
----------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND
                                 AGENCY OBLIGATIONS
                                 (Cost $26,498,856)                                  $    27,273,568
----------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 0.4%
       1,700,000                 Commonwealth of the Bahamas, 5.75%,
                                 1/16/24 (144A)                                      $     1,808,375
         405,000                 Kenya Government International Bond, 5.875%,
                                 6/24/19 (144A)                                              416,846
                                                                                     ---------------
                                                                                     $     2,225,221
----------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $2,102,372)                                   $     2,225,221
----------------------------------------------------------------------------------------------------
                                 SENIOR FLOATING RATE LOAN
                                 INTERESTS -- 18.0%**
                                 ENERGY -- 1.1%
                                 Oil & Gas Drilling -- 0.2%
         709,423   6.00          Drillships Financing Holding, Inc., Tranche B-1
                                 Term Loan, 3/31/21                                  $       543,418
         126,704   5.75          Offshore Group Investment, Ltd., Term Loan,
                                 3/28/19                                                      72,538
         205,927   4.50          Pacific Drilling SA, Term Loan, 6/3/18                      171,589
         288,550   3.75          Paragon Offshore Finance, Term Loan, 7/16/21                196,249
                                                                                     ---------------
                                                                                     $       983,794
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- 0.3%
       1,846,407   8.38          Fieldwood Energy LLC, Closing Date Loan
                                 (Second Lien), 9/30/20                                $     1,358,841
         246,869   3.88          Fieldwood Energy LLC, Closing Date Loan,
                                 9/25/18                                                       231,440
                                                                                       ---------------
                                                                                       $     1,590,281
------------------------------------------------------------------------------------------------------
                                 Integrated Oil & Gas -- 0.3%
       1,079,323   5.25          ExGen Renewables I LLC, Term Loan, 2/5/21             $     1,090,116
          22,861   4.50          Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16                  22,804
         839,375   4.00          Seadrill Operating LP, Initial Term Loan, 2/14/21             669,177
                                                                                       ---------------
                                                                                       $     1,782,097
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 0.0%+
         176,667   3.50          EP Energy LLC, Tranche B-3 Loan, 5/24/18              $       170,778
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 0.3%
         426,480   6.50          Green Plains Renewable Energy, Inc., Tranche B
                                 Term Loan (First Lien), 6/3/20                        $       411,554
       1,086,107   4.25          Pilot Travel Centers LLC, Initial Tranche B,
                                 9/30/21                                                     1,096,968
                                                                                       ---------------
                                                                                       $     1,508,522
------------------------------------------------------------------------------------------------------
                                 Coal & Consumable Fuels -- 0.0%+
         249,073   5.50          Foresight Energy LLC, Term Loan, 8/21/20              $       246,271
                                                                                       ---------------
                                 Total Energy                                          $     6,281,743
------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 1.7%
                                 Commodity Chemicals -- 0.3%
         367,000   5.25          Citadel Plastics Holdings, Inc., Initial Loan (First
                                 Lien), 11/4/20                                        $       367,918
         573,563   4.75          Eco Services Operations, Initial Term Loan,
                                 10/8/21                                                       577,147
         740,625   5.00          Nexeo Solutions LLC, Term Loan B3, 9/9/17                     722,572
                                                                                       ---------------
                                                                                       $     1,667,637
------------------------------------------------------------------------------------------------------
                                 Diversified Chemicals -- 0.1%
         245,625   3.75          Tata Chemicals North America, Inc., Term Loan,
                                 8/7/20                                                $       245,471
         265,133   5.00          Univar, Term B Loan, 2/14/17                                  265,195
                                                                                       ---------------
                                                                                       $       510,666
------------------------------------------------------------------------------------------------------
                                 Specialty Chemicals -- 0.5%
       1,432,087   4.50          MacDermid, Inc., Tranche B Term Loan (First
                                 Lien), 6/7/20                                         $     1,439,886
         684,250   4.00          PQ Corp., 2014 Term Loan, 8/7/17                              682,617
         172,350   2.75          WR Grace & Co-Conn, Delayed Draw Term
                                 Loan, 1/23/21                                                 172,612
         478,953   2.75          WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                   479,680
                                                                                       ---------------
                                                                                       $     2,774,795
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 47

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Metal & Glass Containers -- 0.1%
         648,375   4.00          Crown Americas LLC, Term Loan B, 10/22/21             $       655,416
------------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.1%
         202,339   8.00          Caraustar Industries, Inc., Term Loan, 5/1/19         $       202,086
          29,625   5.25          Coveris Holdings SA, USD Term Loan, 4/14/19                    29,829
         179,907   4.75          Kleopatra Acquisition Corp., Term B-1 Loan,
                                 12/21/16                                                      181,068
         247,500   4.25          Multi Packaging Solutions, Inc., Initial Dollar
                                 Tranche B Term, 9/30/20                                       246,675
                                                                                       ---------------
                                                                                       $       659,658
------------------------------------------------------------------------------------------------------
                                 Aluminum -- 0.1%
         543,125   5.50          TurboCombustor Technology, Inc., Initial Term
                                 Loan, 10/18/20                                        $       544,483
------------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.0%+
         221,762   3.75          Fortescue Metals Group, Ltd., Bank Loan,
                                 6/30/19                                               $       201,091
------------------------------------------------------------------------------------------------------
                                 Steel -- 0.1%
         348,250   7.50          Essar Steel Algoma, Inc., Initial Term Loan,
                                 8/9/19                                                $       334,610
         390,993   4.75          JMC Steel Group, Inc., Term Loan, 4/1/17                      390,178
                                                                                       ---------------
                                                                                       $       724,788
------------------------------------------------------------------------------------------------------
                                 Paper Products -- 0.4%
         985,000   5.75          Appvion, Inc., Term Commitment, 6/28/19               $       922,206
       1,091,750   6.50          Wausau Paper, Inc., 1st Lien Term Loan B,
                                 7/20/20                                                     1,099,938
                                                                                       ---------------
                                                                                       $     2,022,144
                                                                                       ---------------
                                 Total Materials                                       $     9,760,678
------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 1.3%
                                 Metal & Glass Containers -- 0.1%
         329,489   5.50          Pro Mach Group, Inc., Dollar Term Loan,
                                 10/22/21                                              $       332,321
------------------------------------------------------------------------------------------------------
                                 Aerospace & Defense -- 0.3%
         687,677   4.00          Accudyne Industries Borrower SCA, Refinancing
                                 Term Loan, 12/13/19                                   $       654,153
         690,657   3.75          DigitalGlobe, Inc., Term Loan, 1/25/20                        692,553
          65,805   6.25          DynCorp International, Inc., Term Loan, 7/7/16                 65,476
         210,871   5.75          The SI Organization, Inc., Term Loan (First Lien),
                                 11/19/19                                                      212,255
          14,052   5.75          Vencore, Inc (The SI Organization, Inc.), Delayed
                                 Draw, 11/23/19                                                 14,144
                                                                                       ---------------
                                                                                       $     1,638,581
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Building Products -- 0.3%
         493,750   5.50          Armacell International GmbH, Term Loan B (First
                                 Lien), 7/2/20                                         $       494,984
         470,249   4.25          NCI Building Systems, Inc., Tranche B Term Loan,
                                 6/24/19                                                       470,249
         197,500   5.25          Norcraft Cos. Inc., Initial Loan, 11/12/20                    198,241
         317,100   4.25          Unifrax Corp., New Term B Loan, 12/31/19                      316,783
                                                                                       ---------------
                                                                                       $     1,480,257
------------------------------------------------------------------------------------------------------
                                 Construction & Engineering -- 0.1%
         419,415   6.75          International Equipment Solutions LLC, Initial
                                 Loan, 8/16/19                                         $       420,725
------------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.0%+
         205,097   5.25          Pelican Products, Inc., Term Loan (First Lien),
                                 4/8/20                                                $       204,649
          48,288   6.00          WireCo WorldGroup, Inc., Term Loan, 2/15/17                    48,288
                                                                                       ---------------
                                                                                       $       252,937
------------------------------------------------------------------------------------------------------
                                 Construction & Farm Machinery &
                                 Heavy Trucks -- 0.0%+
         120,000   5.75          Navistar, Inc., Tranche B Term Loan, 8/17/17          $       120,725
         110,501   3.50          Terex Corp., U.S. Term Loan, 8/13/21                          110,847
                                                                                       ---------------
                                                                                       $       231,572
------------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 0.5%
         381,492   4.25          Gardner Denver, Inc., Initial Dollar Term Loan,
                                 7/30/20                                               $       362,823
       1,362,500   6.00          NN, Inc., Term Loan, 8/27/21                                1,368,461
         475,000   4.25          Schaeffler AG, Facility B-USD, 5/15/20                        478,933
         660,961   5.25          Tank Holding Corp., Initial Term Loan, 7/9/19                 664,266
                                                                                       ---------------
                                                                                       $     2,874,483
------------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.0%+
         165,030   3.75          WESCO Distribution, Inc., Tranche B-1 Loan,
                                 12/12/19                                              $       165,512
                                                                                       ---------------
                                 Total Capital Goods                                   $     7,396,388
------------------------------------------------------------------------------------------------------
                                 COMMERCIAL SERVICES & SUPPLIES -- 1.0%
                                 Environmental & Facilities Services -- 0.7%
         442,085   3.00          Progressive Waste Solutions, Ltd., Term B Loan,
                                 10/31/19                                              $       444,296
         491,250   5.50          Wastequip LLC, Term Loan, 8/9/19                              491,557
         690,677   4.00          WCA Waste Corp., Term Loan, 3/23/18                           686,648
       1,910,920   5.00          Wheelabrator, Term B Loan, 10/15/21                         1,934,806
          84,291   5.00          Wheelabrator, Term C Loan, 10/15/21                            85,345
                                                                                       ---------------
                                                                                       $     3,642,652
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 49

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Diversified Support Services -- 0.0%+
          28,547   6.36          IAP Worldwide Services, Inc., Term Loan,
                                 7/18/19                                               $        26,549
------------------------------------------------------------------------------------------------------
                                 Security & Alarm Services -- 0.2%
          52,277   4.00          Garda World Security Corp., Term B Delayed
                                 Draw Loan, 11/8/20                                    $        52,125
         204,356   4.00          Garda World Security Corp., Term B Loan,
                                 11/1/20                                                       203,760
         554,266   4.25          Monitronics International, Inc., Term B Loan,
                                 3/23/18                                                       555,565
         494,915   4.25          Protection One, Inc., Term Loan (2012), 3/21/19               495,636
                                                                                       ---------------
                                                                                       $     1,307,086
------------------------------------------------------------------------------------------------------
                                 Human Resource & Employment
                                 Services -- 0.1%
         367,182   3.50          On Assignment, Inc., Initial Term B Loan,
                                 5/15/20                                               $       367,335
                                                                                       ---------------
                                 Total Commercial Services & Supplies                  $     5,343,622
------------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 0.7%
                                 Air Freight & Logistics -- 0.2%
         247,399   5.00          Air Medical Group Holdings, Inc., B-1 Term
                                 Loan, 6/30/18                                         $       247,863
         171,938   6.75          Ozburn-Hessey Holding Co., LLC, Term Loan,
                                 5/23/19                                                       172,797
         694,724   5.25          Syncreon Group BV, Term Loan, 9/26/20                         668,671
                                                                                       ---------------
                                                                                       $     1,089,331
------------------------------------------------------------------------------------------------------
                                 Airlines -- 0.3%
         343,875   3.75          American Airlines, Inc., Class B Term Loan,
                                 6/27/19                                               $       344,366
         175,000   4.25          American Airlines, Inc., Class B Term, 10/10/21               176,458
         171,063   3.25          Delta Air Lines, Inc., 2014 Term B-1 Loan,
                                 10/18/18                                                      171,246
         245,000   3.50          United Airlines, Inc., Class B Term Loan, 4/1/19              244,388
         612,563   3.50          US Airways, Inc., Tranche B-1 Term Loan
                                 (Consenting), 5/23/19                                         611,907
         525,937   3.00          US Airways, Inc., Tranche B-2 Term Loan
                                 (Consenting), 11/23/16                                        525,499
                                                                                       ---------------
                                                                                       $     2,073,864
------------------------------------------------------------------------------------------------------
                                 Marine -- 0.1%
         216,581   6.00          Floatel International AB, Tranche B Term Loan
                                 (First Lien), 5/22/20                                 $       160,270
         374,860   5.25          Navios Maritime Partners LP, Term Loan, 6/27/18               378,140
                                                                                       ---------------
                                                                                       $       538,410
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Trucking -- 0.1%
         223,313   5.50          Aegis Toxicology Corp., Tranche B Term Loan
                                 (First Lien), 2/20/21                                 $       224,708
         168,282   3.75          Swift Transportation Co., LLC, Tranche B Term
                                 Loan (First Lien), 6/9/21                                     169,018
                                                                                       ---------------
                                                                                       $       393,726
                                                                                       ---------------
                                 Total Transportation                                  $     4,095,331
------------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 1.5%
                                 Auto Parts & Equipment -- 1.0%
         554,669   3.50          Allison Transmission, Inc., Term B-3 Loan,
                                 8/23/19                                               $       555,593
         645,125   4.00          Cooper Standard Intermediate Holdco 2 LLC,
                                 Term Loan, 3/28/21                                            644,561
       1,712,063   5.50          Henniges Automotive Holdings, Inc., Tranche B
                                 Term Loan (First Lien), 6/11/21                             1,729,183
       1,738,064   4.25          MPG Holdco I, Inc., Initial Term Loan, 10/20/21             1,749,077
         126,457   4.25          TI Group Automotive Systems LLC, Term Loan
                                 Facility, 7/1/21                                              126,562
         871,801   4.00          Tower Automotive Holdings USA LLC, Refinancing
                                 Term Loan, 4/23/20                                            872,619
                                                                                       ---------------
                                                                                       $     5,677,595
------------------------------------------------------------------------------------------------------
                                 Automobile Manufacturers -- 0.5%
       2,004,750   3.25          Chrysler Group LLC, Tranche B Term Loan,
                                 12/29/18                                              $     2,004,333
         572,125   6.00          Crown Group LLC, Term Loan (First Lien),
                                 9/30/20                                                       568,907
                                                                                       ---------------
                                                                                       $     2,573,240
                                                                                       ---------------
                                 Total Automobiles & Components                        $     8,250,835
------------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.1%
                                 Home Furnishings -- 0.0%+
         100,046   3.50          Tempur Sealy International, Inc., New Term B
                                 Loan, 3/18/20                                         $       100,275
------------------------------------------------------------------------------------------------------
                                 Housewares & Specialties -- 0.0%+
         185,571   5.50          World Kitchen LLC, U.S. Term Loan, 3/4/19             $       185,803
------------------------------------------------------------------------------------------------------
                                 Leisure Products -- 0.1%
         400,857   4.00          Bombardier Recreational Products, Inc., Term B
                                 Loan, 1/30/19                                         $       400,941
                                                                                       ---------------
                                 Total Consumer Durables & Apparel                     $       687,019
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 51

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 1.1%
                                 Casinos & Gaming -- 0.4%
         227,316   4.25          CityCenter Holdings LLC, Term B Loan,
                                 10/16/20                                              $       228,500
         263,925   3.50          MGM Resorts International, Term B Loan,
                                 12/20/19                                                      263,458
       1,620,938   6.00          Scientific Games, Initial Term B-2, 10/1/21                 1,626,791
                                                                                       ---------------
                                                                                       $     2,118,749
------------------------------------------------------------------------------------------------------
                                 Leisure Facilities -- 0.1%
         411,255   5.50          L.A. Fitness International, LLC, Tranche B Term
                                 Loan (First Lien), 4/25/20                            $       384,524
         245,603   3.50          Six Flags Theme Parks, Inc., Tranche B Term Loan,
                                 12/20/18                                                      247,036
                                                                                       ---------------
                                                                                       $       631,560
------------------------------------------------------------------------------------------------------
                                 Restaurants -- 0.4%
         361,777   4.50          Burger King Worldwide, Inc., Term Loan B,
                                 9/24/21                                               $       365,814
         419,813   4.00          Landry's, Inc., B Term Loan, 4/24/18                          421,125
         560,467   4.00          NPC International, Inc., Term Loan, 12/28/18                  552,761
         745,047   3.25          Wendy's International, Inc., Term B Loan, 5/15/19             745,978
                                                                                       ---------------
                                                                                       $     2,085,678
------------------------------------------------------------------------------------------------------
                                 Education Services -- 0.2%
         787,223   4.00          Bright Horizons Family Solutions, Inc., Term B
                                 Loan, 1/14/20                                         $       790,012
         540,740   5.00          Laureate Education, Inc., New Series 2018
                                 Extended Term Loan, 6/16/18                                   510,999
                                                                                       ---------------
                                                                                       $     1,301,011
                                                                                       ---------------
                                 Total Consumer Services                               $     6,136,998
------------------------------------------------------------------------------------------------------
                                 MEDIA -- 1.7%
                                 Advertising -- 0.2%
         961,651   6.75          Affinion Group, Inc., Tranche B Term Loan,
                                 4/30/18                                               $       914,169
         195,623   4.50          Crossmark Holdings, Inc., Term Loan (First Lien),
                                 12/20/19                                                      188,287
                                                                                       ---------------
                                                                                       $     1,102,456
------------------------------------------------------------------------------------------------------
                                 Broadcasting -- 0.2%
         498,306   3.75          Gray Television, Inc., Term Loan (First Lien),
                                 6/10/21                                               $       498,555
         234,902   3.25          Quebecor Media, Inc., Facility B-1 Tranche,
                                 8/17/20                                                       232,333
         500,000   4.00          Tribune Co., Tranche B Term Loan (First Lien),
                                 11/20/20                                                      501,062
                                                                                       ---------------
                                                                                       $     1,231,950
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Cable & Satellite -- 0.8%
         371,467    3.50         Cequel Communications LLC, Term Loan,
                                 2/14/19                                               $       372,453
         491,250    3.00         Charter Communications Operating LLC, Term F
                                 Loan, 1/1/21                                                  489,984
         390,000    4.25         Charter Communications Operating LLC, Term G
                                 Loan, 9/10/21                                                 393,626
         289,851    3.75         Intelsat Jackson Holdings SA, Tranche B-2 Term
                                 Loan, 6/30/19                                                 289,090
         603,043    3.50         Telesat Canada, U.S. Term B Loan, 3/28/19                     602,661
         675,299    3.50         Virgin Media Investment Holdings, Ltd., New
                                 Term B Loan, 2/6/20                                           675,346
         587,872    3.50         Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                584,750
         554,681    3.50         Ziggo BV, Tranche B-1 Term Loan (First Lien),
                                 1/15/22                                                       551,734
         357,447    3.39         Ziggo BV, Tranche B-2 Term Loan (First Lien),
                                 1/15/22                                                       355,548
                                                                                       ---------------
                                                                                       $     4,315,192
------------------------------------------------------------------------------------------------------
                                 Movies & Entertainment -- 0.2%
         421,580    3.50         Live Nation Entertainment, Inc., Term B-1 Loan,
                                 8/17/20                                               $       420,614
         202,743    3.75         Rovi Solutions Corp., Term B Loan, 7/2/21                     202,236
         294,750    3.50         Seminole Hard Rock Entertainment, Inc., New
                                 Term Loan B, 5/14/20                                          293,829
                                                                                       ---------------
                                                                                       $       916,679
------------------------------------------------------------------------------------------------------
                                 Publishing -- 0.3%
         107,369    4.25         Houghton Mifflin Harcourt Publishers, Inc., Term
                                 Loan, 5/22/18                                         $       107,012
          39,209    4.75         Interactive Data Corp., Tranche B Term Loan
                                 (First Lien), 4/24/21                                          39,448
       1,876,250    6.25         McGraw-Hill School Education Holdings llc,
                                 Term B Loan, 12/18/19                                       1,883,873
                                                                                       ---------------
                                                                                       $     2,030,333
                                                                                       ---------------
                                 Total Media                                           $     9,596,610
------------------------------------------------------------------------------------------------------
                                 RETAILING -- 0.4%
                                 Computer & Electronics Retail -- 0.0%+
             304   14.75         Targus Group International, Inc., Term Loan,
                                 5/24/16                                               $           246
------------------------------------------------------------------------------------------------------
                                 Home Improvement Retail -- 0.1%
         637,368    4.50         Apex Tool Group LLC, Term Loan, 2/1/20                $       626,812
------------------------------------------------------------------------------------------------------
                                 Automotive Retail -- 0.3%
       1,395,625    5.75         CWGS Group LLC, Term Loan, 2/20/20                    $     1,409,146
                                                                                       ---------------
                                 Total Retailing                                       $     2,036,204
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 53

------------------------------------------------------------------------------------------------------
                   Floating
                   Rate (b)
Shares             (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 0.3%
                                 Food Distributors -- 0.1%
         245,823   4.25          Del Monte Foods Consumer Products, Inc., Term
                                 Loan (First Lien), 11/26/20                           $       234,351
------------------------------------------------------------------------------------------------------
                                 Food Retail -- 0.2%
         894,254   5.38          Albertsons LLC, Term B-2 Loan, 3/21/19                $       900,821
         398,000   4.75          New Albertson's, Inc., Term Loan (First Lien),
                                 6/24/21                                                       399,492
                                                                                       ---------------
                                                                                       $     1,300,313
                                                                                       ---------------
                                 Total Food & Staples Retailing                        $     1,534,664
------------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 0.4%
                                 Packaged Foods & Meats -- 0.4%
         262,050   3.25          HJ Heinz Co., Term B2 Loan, 3/27/20                   $       262,557
         673,200   6.75          Hostess Brands, Inc., Term B Loan, 2/25/20                    687,506
         172,960   3.00          Pinnacle Foods Finance LLC, New Term Loan G,
                                 4/29/20                                                       172,512
         945,250   4.50          Shearer's Foods, LLC, Term Loan (First Lien),
                                 6/19/21                                                       943,478
                                                                                       ---------------
                                                                                       $     2,066,053
                                                                                       ---------------
                                 Total Food, Beverage & Tobacco                        $     2,066,053
------------------------------------------------------------------------------------------------------
                                 HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                                 Household Products -- 0.2%
         232,502   4.50          Polarpak, Inc., USD Term Loan (U.S. Borrower
                                 Portion), 6/7/20                                      $       231,631
         643,966   4.02          SRAM LLC, Term Loan (First Lien), 4/10/20                     643,966
                                                                                       ---------------
                                                                                       $       875,597
------------------------------------------------------------------------------------------------------
                                 Personal Products -- 0.4%
         594,000   4.25          Atrium Innovations, Inc., Term Loan, 1/29/21          $       584,348
         750,000   3.50          NBTY, Inc., Term B-2 Loan, 10/1/17                            741,328
         236,699   4.12          Prestige Brands, Inc., Term B-1 Loan, 1/31/19                 237,661
         916,667   4.50          Prestige Brands, Inc., Term B-2 Loan, 8/18/21                 921,479
                                                                                       ---------------
                                                                                       $     2,484,816
                                                                                       ---------------
                                 Total Household & Personal Products                   $     3,360,413
------------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                 Health Care Equipment -- 0.3%
         915,750   4.50          Accellent, Inc., Initial Term Loan (First Lien),
                                 2/21/21                                               $       911,028
         247,026   3.25          Hologic, Inc., Refinancing Tranche B Term Loan,
                                 8/1/19                                                        247,586
         390,204   4.50          Kinetic Concepts, Inc., Term DTL-E1 loan,
                `                5/4/18                                                        392,155
                                                                                       ---------------
                                                                                       $     1,550,769
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Health Care Supplies -- 0.2%
         498,750   4.00          Halyard Health, Inc., Term Loan, 11/1/21              $       504,441
         440,365   5.00          Immucor, Inc., Term B-2 Loan, 8/19/18                         442,705
                                                                                       ---------------
                                                                                       $       947,146
------------------------------------------------------------------------------------------------------
                                 Health Care Services -- 0.5%
         292,369   6.50          BioScrip, Inc., Term Loan, 7/31/20                    $       290,541
         487,281   6.50          BioScrip, Inc., Initial Term B Loan, 7/31/20                  484,236
          63,023   3.50          DaVita HealthCare Partners, Inc., Tranche B Loan
                                 (First Lien), 6/19/21                                          63,253
         293,143   4.00          Envision Healthcare Corp., Initial Term Loan,
                                 5/25/18                                                       294,472
         132,691   7.75          inVentiv Health, Inc., Term B-3 Loan, 5/15/18                 132,801
          86,479   8.00          Rural-Metro Operating Co., Term Loan, 6/30/18                  79,993
         989,899   4.50          Truven Health Analytics, Inc., New Tranche B Term
                                 Loan, 6/6/19                                                  990,196
         740,111   4.25          US Renal Care, Inc., Tranche B-2 Term Loan (First
                                 Lien), 7/3/19                                                 742,193
                                                                                       ---------------
                                                                                       $     3,077,685
------------------------------------------------------------------------------------------------------
                                 Health Care Facilities -- 0.3%
         343,752   4.25          CHS, 2021 Term D Loan, 1/27/21                        $       345,829
         488,819   4.25          Kindred Healthcare, Inc., Tranche B Loan (First
                                 Lien), 4/10/21                                                491,772
         344,030   6.00          RegionalCare Hospital Partners, Inc., Term Loan
                                 (First Lien), 4/21/19                                         345,750
          20,527   3.75          Select Medical Corp., Series E Tranche B Term
                                 Loan, 6/1/18                                                   20,552
         491,250   6.75          Steward Health Care System LLC, Term Loan,
                                 4/10/20                                                       490,476
                                                                                       ---------------
                                                                                       $     1,694,379
------------------------------------------------------------------------------------------------------
                                 Managed Health Care -- 0.0%+
          24,833   9.75          MMM Holdings, Inc., Term Loan, 10/9/17                $        22,039
          18,053   9.75          MSO of Puerto Rico, Inc., MSO Term Loan,
                                 12/12/17                                                       16,022
                                                                                       ---------------
                                                                                       $        38,061
------------------------------------------------------------------------------------------------------
                                 Health Care Technology -- 0.2%
          92,917   4.00          ConvaTec, Inc., Dollar Term Loan, 12/22/16            $        93,322
         773,937   3.75          Emdeon, Inc., Term B-2 Loan, 11/2/18                          776,356
         323,000   4.00          MedAssets, Inc., Term B Loan, 12/13/19                        322,596
                                                                                       ---------------
                                                                                       $     1,192,274
                                                                                       ---------------
                                 Total Health Care Equipment & Services                $     8,500,314
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 55

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 0.7%
                                 Biotechnology -- 0.1%
         686,184   3.50          Alkermes, Inc., 2019 Term Loan, 9/25/19               $       687,899
------------------------------------------------------------------------------------------------------
                                 Pharmaceuticals -- 0.6%
         690,119   4.50          Akorn, Inc., Term Loan B, 11/13/20                    $       693,570
         443,087   5.00          Generic Drug Holdings, Inc., Closing Date Term
                                 Loan, 8/16/20                                                 441,056
          99,000   3.18          Grifols Worldwide Operations USA, Inc., U.S.
                                 Tranche B Term Loam, 4/1/21                                    99,019
         336,350   3.25          Jazz Pharmaceuticals, Inc., Tranche 2 Term Loan,
                                 6/12/18                                                       337,682
         446,625   4.25          JLL, Initial Dollar Term Loan, 1/23/21                        445,229
         164,063   5.50          Salix Pharmaceuticals, Inc., Term Loan,
                                 12/17/19                                                      164,237
         298,478   3.03          Valeant Pharmaceuticals International, Inc.,
                                 Series C-2 Tranche B Term Loan, 12/11/19                      298,685
         728,520   3.50          Valeant Pharmaceuticals International, Inc.,
                                 Series E1 Tranche B Term Loan, 8/5/20                         729,203
                                                                                       ---------------
                                                                                       $     3,208,681
                                                                                       ---------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                         $     3,896,580
------------------------------------------------------------------------------------------------------
                                 BANKS -- 0.1%
                                 Thrifts & Mortgage Finance -- 0.1%
         760,728   5.00          Ocwen Financial Corp., Initial Term Loan,
                                 1/15/18                                               $       742,503
                                                                                       ---------------
                                 Total Banks                                           $       742,503
------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.5%
                                 Other Diversified Financial Services -- 0.3%
         715,577   4.50          Fly Funding II S.a.r.l., Term Loan, 8/9/18            $       719,155
         319,687   6.00          Harland Clarke Holdings Corp., Tranche B-4 Term
                                 Loan, 8/17/19                                                 321,286
         712,313   5.00          Livingston International, Inc., Initial Term B-1
                                 Loan (First Lien), 4/18/19                                    705,858
          78,745   5.25          WorldPay, Facility B2A Term Loan, 8/6/17                       79,254
                                                                                       ---------------
                                                                                       $     1,825,553
------------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.2%
         914,119   4.25          Mirror BidCo Corp., New Incremental Term Loan,
                                 12/18/19                                              $       913,166
                                                                                       ---------------
                                 Total Diversified Financials                          $     2,738,719
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.2%
                                 Life & Health Insurance -- 0.0%+
          91,720   3.75          CNO Financial Group, Inc., Tranche B2 Term
                                 Loan, 9/4/18                                          $        92,004
------------------------------------------------------------------------------------------------------
                                 Multi-line Insurance -- 0.1%
         488,540   5.00          Alliant Holdings I, Inc., Initial Term Loan,
                                 12/20/19                                              $       489,049
------------------------------------------------------------------------------------------------------
                                 Property & Casualty Insurance -- 0.1%
         786,323   5.75          Confie Seguros Holding II Co., Term B Loan
                                 (First Lien), 11/9/18                                 $       784,685
                                                                                       ---------------
                                 Total Insurance                                       $     1,365,738
------------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.4%
                                 Retail REIT -- 0.3%
       1,658,357   5.50          DTZ U.S. Borrower, LLC, Initial Term Loan,
                                 10/28/21                                              $     1,671,486
------------------------------------------------------------------------------------------------------
                                 Real Estate Services -- 0.1%
       1,132,347   4.50          Altisource Solutions S.a.r.l., Term B Loan,
                                 12/9/20                                               $       832,275
                                                                                       ---------------
                                 Total Real Estate                                     $     2,503,761
------------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 1.2%
                                 Internet Software & Services -- 0.1%
         327,113   3.75          Vantiv LLC, Term B Loan, 6/12/21                      $       328,950
------------------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- 0.3%
         124,031   3.75          Booz Allen Hamilton, Inc., Refinance Tranche B,
                                 7/31/19                                               $       124,780
       1,273,600   5.75          Evergreen Skills Lux S.a.r.l., Initial Term Loan
                                 (First Lien), 4/23/21                                       1,260,546
         113,850   4.50          PSAV Presentation Services, Tranche B Term
                                 Loan (First Lien), 1/24/21                                    113,850
                                                                                       ---------------
                                                                                       $     1,499,176
------------------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced
                                 Services -- 0.2%
         500,000   3.67          First Data Corp., 2018 New Dollar Term Loan,
                                 3/24/18                                               $       500,364
         319,193   3.50          Genpact International, Inc., Term Loan, 8/30/19               320,231
                                                                                       ---------------
                                                                                       $       820,595
------------------------------------------------------------------------------------------------------
                                 Application Software -- 0.3%
         220,388   4.29          Applied Systems, Inc., Initial Term Loan (First
                                 Lien), 1/15/21                                        $       220,746
         589,902   4.50          Epiq Systems, Inc., Term Loan, 8/27/20                        591,377
          76,767   8.50          Expert Global Solutions, Inc., Term B Advance
                                 (First Lien), 4/3/18                                           76,839
         214,995   3.75          Informatica, Tranche B-5 Term Loan (First
                                 Lien), 6/3/20                                                 213,402

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 57

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Application Software -- (continued)
         282,750   7.50          Serena Software, Inc., Term Loan, 4/10/20             $       283,869
         368,872   3.50          Verint Systems, Inc., Tranche B-2 Term Loan
                                 (First Lien), 9/6/19                                          369,103
          94,831   4.25          Vertafore, Inc., Term Loan (2013), 10/3/19                     94,979
                                                                                       ---------------
                                                                                       $     1,850,315
------------------------------------------------------------------------------------------------------
                                 Systems Software -- 0.2%
       1,246,875   5.75          AVG Technologies NV, Term Loan, 10/15/20              $     1,246,096
------------------------------------------------------------------------------------------------------
                                 Home Entertainment Software -- 0.1%
         683,824   5.25          Micro Focus International, Term Loan B,
                                 10/7/21                                               $       685,675
                                                                                       ---------------
                                 Total Software & Services                             $     6,430,807
------------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                 Communications Equipment -- 0.1%
         104,470   2.83          Commscope, Inc., Tranche 3 Term Loan, 1/21/17         $       104,339
         156,705   3.25          Commscope, Inc., Tranche 4 Term Loan, 1/14/18                 156,736
                                                                                       ---------------
                                                                                       $       261,075
------------------------------------------------------------------------------------------------------
                                 Electronic Equipment Manufacturers -- 0.0%+
         242,434   4.50          Sensus USA, Inc., Term Loan (First Lien), 5/9/17      $       242,738
------------------------------------------------------------------------------------------------------
                                 Electronic Components -- 0.2%
         399,000   6.25          FCI -- Fidji Luxembourg Bc4 S.a.r.l. , Term Loan,
                                 12/19/20                                              $       400,247
         632,400   3.25          Generac Power Systems, Inc., Term Loan B,
                                 5/31/20                                                       631,741
                                                                                       ---------------
                                                                                       $     1,031,988
                                                                                       ---------------
                                 Total Technology Hardware & Equipment                 $     1,535,801
------------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS &
                                 SEMICONDUCTOR EQUIPMENT -- 0.1%
                                 Semiconductors -- 0.1%
         259,055   3.75          Avago Technologies Ltd., Tranche B Term Loan
                                 (First Lien), 4/16/21                                 $       259,913
         175,289   3.25          Microsemi Corp., Term Loan (First Lien), 3/14/21              175,377
                                                                                       ---------------
                                                                                       $       435,290
                                                                                       ---------------
                                 Total Semiconductors &
                                 Semiconductor Equipment                               $       435,290
------------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 0.6%
                                 Integrated Telecommunication Services -- 0.4%
       1,000,000   4.50          Level 3 Financing, Inc., Tranche B 2022,
                                 1/31/22                                               $     1,006,518
         492,995   4.75          Securus Technologies Holdings, Inc., Initial Term
                                 Loan (First Lien), 4/30/20                                    487,448

The accompanying notes are an integral part of these financial statements.

58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 Integrated Telecommunication
                                 Services -- (continued)
         366,334   3.25          West Corp., B-10 Term Loan (First Lien),
                                 6/30/18                                               $       366,105
         195,990   3.50          Windstream Corp., Tranche B-4 Term Loan,
                                 1/8/20                                                        196,112
                                                                                       ---------------
                                                                                       $     2,056,183
------------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 0.2%
         650,503   3.00          Crown Castle International Corp., Tranche B-2
                                 Term Loan (First Lien), 1/31/21                       $       649,853
         239,957   4.00          Syniverse Holdings, Inc., Initial Term Loan,
                                 4/23/19                                                       227,559
         484,761   4.00          Syniverse Holdings, Inc., Tranche B Term Loan,
                                 4/23/19                                                       459,715
                                                                                       ---------------
                                                                                       $     1,337,127
                                                                                       ---------------
                                 Total Telecommunication Services                      $     3,393,310
------------------------------------------------------------------------------------------------------
                                 UTILITIES -- 0.5%
                                 Electric Utilities -- 0.3%
       1,416,712   4.75          Atlantic Power LP, Term Loan, 2/20/21                 $     1,425,566
         525,638   3.00          Calpine Construction Finance Co. LP, Term B-1
                                 Loan, 5/3/20                                                  519,478
                                                                                       ---------------
                                                                                       $     1,945,044
------------------------------------------------------------------------------------------------------
                                 Independent Power Producers &
                                 Energy Traders -- 0.2%
         439,239   4.00          Calpine Corp., Term Loan, 9/27/19                     $       441,003
         302,308   4.00          Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                  303,198
         216,810   3.75          NSG Holdings LLC, New Term Loan, 12/11/19                     216,539
                                                                                       ---------------
                                                                                       $       960,740
                                                                                       ---------------
                                 Total Utilities                                       $     2,905,784
------------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE
                                 LOAN INTERESTS
                                 (Cost $102,173,068)                                   $   100,995,165
------------------------------------------------------------------------------------------------------
                                 TEMPORARY CASH INVESTMENT -- 0.0%+
                                 Commercial Paper -- 0.0%+
         230,000                 Prudential Funding LLC, 4/1/15 (c)                    $       229,999
------------------------------------------------------------------------------------------------------
                                 TOTAL TEMPORARY CASH INVESTMENT
                                 (Cost $230,000)                                       $       229,999
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 59

------------------------------------------------------------------------------------------------------
                   Floating
                   Rate (b)
Shares             (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                                 PURCHASED CALL OPTIONS -- 0.0%+
             500                 Chicago Board Options Exchange Market
                                 Volatility Index @ 16.00, 4/15/15                     $        61,250
             500                 Chicago Board Options Exchange Market
                                 Volatility Index @ 17.00, 4/15/15                              45,000
------------------------------------------------------------------------------------------------------
                                 TOTAL PURCHASED CALL OPTIONS
                                 (Cost $145,550)                                       $       106,250
------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 90.4%
                                 (Cost $510,751,037) (a)                               $   506,632,365
------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- 9.6%                    $    53,924,998
------------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                            $   560,557,363
======================================================================================================

*            Non-income producing security.

+            Rounds to less than 0.1%.

REIT         Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual)  Security with no stated maturity date.

REMICS       Real Estate Mortgage Investment Conduits.

(PIK)        Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2015, the value of these securities amounted to $167,446,721 or 29.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $512,390,998 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                            $ 11,521,280

               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                             (17,279,913)
                                                                                       ------------
               Net unrealized depreciation                                             $ (5,758,633)
                                                                                       ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(e)           Security is in default and is non-income producing.

(f)           Rate to be determined.

(g) Security is valued based on a formula approved by the Valuation Committee of the Board of Trustees. At March 31, 2015, the aggregate value of these securities amounted to $25,847,630, or 4.6% of total net assets.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2015 aggregated $541,968,454 and $580,799,701, respectively.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EURO           Euro.
GBP            British Pound Sterling
NOK            Norwegian Krone.

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION

------------------------------------------------------------------------------------------------------
                                                                           Premiums       Net
Notional                         Obligation                  Expiration    Paid           Unrealized
Principal ($)     Counterparty   Entity/Index       Coupon   Date          (Received)     Depreciation
------------------------------------------------------------------------------------------------------
  (101,714,200)   Chicago        Markit CDX North   5.00%    12/20/19      $(6,315,680)   $(2,083,874)
                  Mercentile     America High
                  Exchange       Yield Index
======================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                                                           Premiums    Unrealized
Notional                            Obligation                   Credit      Expiration    Paid        Appreciation
Principal ($)(1)  Counterparty      Entity/Index        Coupon   Rating(2)   Date          (Received)  (Depreciation)
-------------------------------------------------------------------------------------------------------------------
        250,000   J.P. Morgan       American Axle &     5.00%    B+          12/20/17      $ (7,500)   $  39,434
                  Securities LLC    Manufacturing Co.,
      2,000,000   Morgan            Diamond Offshore    1.00%    A-          12/20/19       (74,553)    (111,667)
                  Stanley Capital   Drilling Co.
                  Services LLC
-------------------------------------------------------------------------------------------------------------------
                                                                                           $(82,053)   $ (72,233)
===================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 61

The following is a summary of the inputs used as of March 31, 2015, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                      Level 1           Level 2          Level 3         Total
------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
   Materials
      Steel                           $           --    $          --    $     18,194    $      18,194
   All Other Convertible
      Corporate Bonds                             --       14,323,967              --       14,323,967
Preferred Stocks
   Diversified Financials
      Consumer Finance                       728,438          821,125              --        1,549,563
   Insurance
      Reinsurance                                 --               --       2,494,900        2,494,900
   Real Estate
      Diversified REIT                            --          507,875              --          507,875
All Other Preferred Stocks                 8,685,407               --              --        8,685,407
Convertible Preferred Stocks
   Energy
      Oil & Gas Exploration
         & Production                             --        1,160,415              --        1,160,415
   Consumer Durables & Apparel
      Home Furnishings                            --        1,112,452              --        1,112,452
   Food, Beverage & Tobacco
      Packaged Foods & Meats                      --        1,098,875              --        1,098,875
All Other Convertible
   Preferred Stocks                        1,284,150               --              --        1,284,150
Common Stocks
   Capital Goods
      Industrial Machinery                        --               --              31               31
   Commercial Services
      & Supplies
      Diversified Support Services                --            2,696              --            2,696
   All Other Common Stock                     98,353               --              --           98,353
Asset Backed Securities                           --       20,737,640              --       20,737,640
Collateralized Mortgage Obligations               --       71,998,081              --       71,998,081
Corporate Bonds
   Materials
      Steel                                       --        3,458,114          21,209        3,479,323
   Capital Goods
      Industrial Machinery                        --        2,876,423          71,890        2,948,313
   Diversified Financials
      Other Diversified
         Financial Services                       --        7,796,825         827,337        8,624,162

The accompanying notes are an integral part of these financial statements.

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                                      Level 1           Level 2          Level 3         Total
------------------------------------------------------------------------------------------------------
  Insurance
    Reinsurance                       $        --       $ 16,524,661     $23,352,730     $ 39,877,391
  All Other Corporate Bonds                    --        195,800,374              --      195,800,374
U.S. Government and
  Agency Obligations                           --         27,273,568              --       27,273,568
Foreign Government Bonds                       --          2,225,221              --        2,225,221
Senior Floating Rate
  Loan Interests                               --        100,995,165              --      100,995,165
Purchased Call Options                    106,250                 --              --          106,250
Commercial Paper                               --            229,999              --          229,999
------------------------------------------------------------------------------------------------------
Total                                 $10,902,598       $468,943,476     $26,786,291     $506,632,365
======================================================================================================
Other Financial Instruments
Net unrealized depreciation
  on swap contracts                   $        --       $ (2,156,107)    $        --     $ (2,156,107)
Net unrealized depreciation
  on futures contracts                   (349,068)                --              --         (349,068)
Net unrealized appreciation
  on forward foreign
  currency contracts                           --            107,784              --          107,784
------------------------------------------------------------------------------------------------------
Total                                 $  (349,068)      $ (2,048,323)    $        --     $ (2,397,391)
======================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------
                                   Convertible
                                   Corporate       Preferred        Common    Corporate
                                   Bonds           Stocks           Stocks    Bonds           Total
----------------------------------------------------------------------------------------------------------
Balance as of 3/31/14              $     --        $        --      $--       $ 8,017,529     $ 8,017,529
Realized gain (loss)(1)                  --             50,915       --             2,877          53,792
Change in unrealized
   appreciation (depreciation)(2)   (23,202)             6,729       --            34,446          17,973
Purchases                            41,396          3,594,400       31        21,908,987      25,544,814
Sales                                    --         (2,274,761)      --        (4,573,056)     (6,847,817)
Transfers in and out of
   Level 3*                              --                 --       --                --              --
Transfers in and out of
   Level 3 categories                    --          1,117,617       --        (1,117,617)             --
----------------------------------------------------------------------------------------------------------
Balance as of 3/31/15              $ 18,194        $ 2,494,900      $31       $24,273,166     $26,786,291
==========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended March 31, 2015, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation)
      of investments still held as of 3/31/15                           $17,973
                                                                        =======

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 63

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at March 31, 2015. These amounts exclude valuations provided by a broker.


                                 Fair Value           Valuation             Unobservable               Value/
Asset Type                        3/31/15            Technique(s)              Input                   Range
================================================================================================================
Convertible Corporate Bonds      $ 18,194               Market
                                                     Comparables          Yield-to-Worst(2)            25-30%
----------------------------------------------------------------------------------------------------------------
Common Stocks                    $     31               Market
                                                     Comparables         EBITDA Multiples(1)        5.5x to 6.5x
----------------------------------------------------------------------------------------------------------------
Corporate Bonds                  $920,436              Market            EBITDA Multiples(1)        5.5x to 6.5x
                                                     Comparables          Yield Premium(2)           0.90%-1.05%
----------------------------------------------------------------------------------------------------------------
                                                      Discounted          Present Value of
                                                      Cash Flow        Contingent Cash Flows(1)        15-80%
----------------------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of March 31, 2015.

-----------------------------------------------------------------------------------------------
                                   Level 1         Level 2           Level 3       Total
-----------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value       $      --       $1,256,852        $ --          $1,256,852
Futures collateral                        --        1,100,219          --           1,100,219
Swap collateral                           --        4,770,699          --           4,770,699
Liabilities:
Variation margin for centrally
  cleared swap contracts                  --         (117,522)         --            (117,522)
Variation margin for
  futures contracts                 (132,541)              --          --            (132,541)
-----------------------------------------------------------------------------------------------
Total:                             $(132,541)      $7,010,248        $ --          $6,877,707
===============================================================================================

The accompanying notes are an integral part of these financial statements.

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Statement of Assets and Liabilities | 3/31/15

ASSETS:
  Investment in securities (cost $510,751,037)                              $506,632,365
  Cash                                                                        43,623,400
  Foreign currencies, at value (cost $1,254,735)                               1,256,852
  Futures collateral                                                           1,100,219
  Swap collateral                                                              4,770,699
  Receivables --
     Investment securities sold                                                9,149,845
     Fund shares sold                                                          1,385,055
     Interest                                                                  4,621,937
     Dividends                                                                    67,145
     Due from Pioneer Investment Management, Inc.                                 69,944
  Net unrealized appreciation on forward foreign currency contracts              107,784
  Other assets                                                                    58,189
-----------------------------------------------------------------------------------------
         Total assets                                                       $572,843,434
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                        $    337,293
     Fund shares repurchased                                                   2,084,288
     Dividends                                                                   247,626
  Variation margin on futures contracts                                          132,541
  Variation margin on centrally cleared swap contracts                           117,522
  Net unrealized depreciation on futures contracts                               349,068
  Net unrealized depreciation on swap contracts                                2,156,107
  Swap contracts, premiums received                                            6,397,733
  Due to affiliates                                                              228,966
  Accrued expenses                                                               234,927
-----------------------------------------------------------------------------------------
         Total liabilities                                                  $ 12,286,071
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $592,393,142
  Undistributed net investment income                                            162,978
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                      (25,482,382)
  Net unrealized depreciation on investments                                  (4,118,672)
  Net unrealized appreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies          107,472
  Net unrealized depreciation on swap contracts                               (2,156,107)
  Net unrealized depreciation on futures contracts                              (349,068)
-----------------------------------------------------------------------------------------
         Total net assets                                                   $560,557,363
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $92,376,068/9,688,073 shares)                           $       9.54
  Class C (based on $70,792,768/7,444,955 shares)                           $       9.51
  Class Y (based on $397,203,395/41,482,817 shares)                         $       9.58
  Class Z (based on $185,132/19,551 shares)                                 $       9.47
MAXIMUM OFFERING PRICE:
  Class A ($9.54 (divided by) 95.50%)                                       $       9.99
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 65

Statement of Operations

For the Year Ended 3/31/15

INVESTMENT INCOME:
  Interest                                                        $ 34,025,358
  Dividends                                                          1,473,459
----------------------------------------------------------------------------------------------
          Total investment income                                                $ 35,498,817
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $  5,030,423
  Transfer agent fees and expenses
     Class A                                                            12,077
     Class C                                                             6,860
     Class Y                                                             2,877
     Class Z                                                             3,751
  Distribution fees
     Class A                                                           374,939
     Class C                                                           897,393
  Shareholder communications expense                                   732,094
  Administrative reimbursement                                         218,174
  Custodian fees                                                        95,856
  Registration fees                                                    144,115
  Professional fees                                                     73,541
  Printing expense                                                      64,238
  Fees and expenses of nonaffiliated Trustees                           24,613
  Pricing expense                                                       18,990
  Miscellaneous                                                        195,483
----------------------------------------------------------------------------------------------
     Total expenses                                                              $  7,895,424
     Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                 (380,394)
----------------------------------------------------------------------------------------------
     Net expenses                                                                $  7,515,030
----------------------------------------------------------------------------------------------
         Net investment income                                                   $ 27,983,787
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                  $ (5,125,366)
     Swap contracts                                                 (9,633,590)
     Futures contracts                                              (6,753,498)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               878,227  $(20,634,227)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                  $(15,448,951)
     Futures contracts                                              (1,528,585)
     Swap contracts                                                   (889,001)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               98,632   $(17,767,905)
----------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, swap contracts
     and foreign currency transactions                                           $(38,402,132)
----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                           $(10,418,345)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 3/31/15            3/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $  27,983,787      $  17,694,609
Net realized loss on investments, futures contracts, swap
  contracts and foreign currency transactions                      (20,634,227)        (9,083,981)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, and
  foreign currency transactions                                    (17,767,905)         6,943,180
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $ (10,418,345)     $  15,553,808
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.33 and $0.37 per share, respectively)         $  (4,962,455)     $  (3,450,197)
       Class C ($0.26 and $0.29 per share, respectively)            (2,322,800)        (1,949,895)
       Class Y ($0.36 and $0.40 per share, respectively)           (17,280,907)       (10,168,409)
       Class Z ($0.33 and $0.37 per share, respectively)               (55,741)           (74,879)
Tax return of capital:
       Class A ($0.00 and $0.02 per share, respectively)                    --           (305,551)
       Class C ($0.00 and $0.02 per share, respectively)                    --           (190,382)
       Class Y ($0.00 and $0.02 per share, respectively)                    --           (781,222)
       Class Z ($0.00 and $0.02 per share, respectively)                    --             (8,734)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                     $ (24,621,903)     $ (16,929,269)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 479,298,606      $ 627,290,109
Reinvestment of distributions                                       20,074,632         13,444,737
Cost of shares repurchased                                        (555,768,538)      (194,409,128)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $ (56,395,300)     $ 446,325,718
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $ (91,435,548)     $ 444,950,257
NET ASSETS:
Beginning of year                                                  651,992,911        207,042,654
--------------------------------------------------------------------------------------------------
End of year                                                      $ 560,557,363      $ 651,992,911
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                              $     162,978      $    (155,961)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 67

------------------------------------------------------------------------------------------------
                               '15 Shares      '15 Amount          '14 Shares     '14 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                     10,733,797     $ 106,058,161       16,335,778     $ 161,889,972
Reinvestment of
   distributions                   469,156         4,575,600          354,467         3,501,961
Less shares repurchased        (17,713,478)     (172,921,032)      (5,195,274)      (51,276,481)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)           (6,510,525)    $ (62,287,271)      11,494,971     $ 114,115,452
================================================================================================
Class C
Shares sold                      2,714,172     $  26,737,821        8,324,431     $  82,614,669
Reinvestment of
   distributions                   207,145         2,006,684          188,284         1,853,554
Less shares repurchased         (4,701,719)      (45,380,077)      (2,161,739)      (21,337,903)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)           (1,780,402)    $ (16,635,572)       6,350,976     $  63,130,320
================================================================================================
Class Y
Shares sold                     34,889,481     $ 345,939,487       38,058,425     $ 378,604,997
Reinvestment of
   distributions                 1,377,859        13,442,959          807,578         8,006,201
Less shares repurchased        (34,372,056)     (332,894,266)     (12,281,130)     (121,615,457)
------------------------------------------------------------------------------------------------
      Net increase               1,895,284     $  26,488,180       26,584,873     $ 264,995,741
================================================================================================
Class Z*
Shares sold                         56,381     $     563,137          425,812     $   4,180,471
Reinvestment of
   distributions                     4,946            49,389            8,369            83,021
Less shares repurchased           (457,902)       (4,573,163)         (18,055)         (179,287)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)             (396,575)    $  (3,960,637)         416,126     $   4,084,205
================================================================================================

* Class Z shares commenced operations on April 1, 2013.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                       Year        Year        Year
                                                                       Ended       Ended       Ended      4/29/11
                                                                       3/31/15     3/31/14     3/31/13    to 3/31/12
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $  9.94     $  10.04    $  9.63    $10.00
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $  0.40     $   0.41    $  0.51    $ 0.39
   Net realized and unrealized gain (loss) on investments                (0.47)       (0.12)      0.45     (0.36)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ (0.07)    $   0.29    $  0.96    $ 0.03
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                               $ (0.33)    $  (0.37)   $ (0.55)   $(0.40)
   Tax return of capital                                                    --        (0.02)        --        --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.33)    $  (0.39)   $ (0.55)   $(0.40)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.40)    $  (0.09)   $  0.41    $(0.37)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.54     $   9.94    $ 10.04    $ 9.63
====================================================================================================================
Total return*                                                            (0.71)%       2.95%     10.24%     0.38%(a)
Ratio of net expenses plus interest expense to average net assets         1.14%        1.19%      1.20%     1.20%**
Ratio of net investment income (loss) to average net assets               3.76%        3.89%      5.05%     4.87%**
Portfolio turnover rate                                                     81%          95%        30%       17%
Net assets, end of period (in thousands)                               $92,376     $161,097    $47,233    $7,365
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   1.14%        1.19%      1.48%     1.66%**
   Net investment income (loss) to average net assets                     3.76%        3.89%      4.77%     4.41%**
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Not Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 69

-------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year       Year
                                                                      Ended       Ended      Ended      4/29/11
                                                                      3/31/15     3/31/14    3/31/13    to 3/31/12
-------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  9.92     $ 10.02    $  9.61    $10.00
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $  0.31     $  0.34    $  0.44    $ 0.34
   Net realized and unrealized gain (loss) on investments               (0.46)      (0.13)      0.45     (0.40)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ (0.15)    $  0.21    $  0.89    $(0.06)
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $ (0.26)    $ (0.29)   $ (0.48)   $(0.33)
   Tax return of capital                                                   --       (0.02)        --        --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (0.26)    $ (0.31)   $ (0.48)   $(0.33)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.41)    $ (0.10)   $  0.41    $(0.39)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.51     $  9.92    $ 10.02    $ 9.61
===================================================================================================================
Total return*                                                           (1.58)%      2.19%      9.44%    (0.47)%(a)
Ratio of net expenses plus interest expense to average net assets        1.90%       1.93%      1.95%     1.98%**
Ratio of net investment income (loss) to average net assets              3.04%       3.18%      4.29%     4.07%**
Portfolio turnover rate                                                    81%         95%        30%       17%
Net assets, end of period (in thousands)                              $70,793     $91,491    $28,796    $4,501
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  1.90%       1.93%      2.23%     2.46%**
   Net investment income (loss) to average net assets                    3.04%       3.18%      4.01%     3.59%**
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Not Annualized.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

---------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year        Year
                                                                     Ended        Ended       Ended       4/29/11
                                                                     3/31/15      3/31/14     3/31/13     to 3/31/12
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $   9.98     $  10.08    $   9.66    $ 10.00
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                      $   0.41     $   0.44    $   0.55    $  0.42
   Net realized and unrealized gain (loss) on investments               (0.45)       (0.12)       0.45      (0.34)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  (0.04)    $   0.32    $   1.00    $  0.08
---------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                             $  (0.36)    $  (0.40)   $  (0.58)   $ (0.42)
   Tax return of capital                                                   --        (0.02)         --         --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $  (0.36)    $  (0.42)   $  (0.58)   $ (0.42)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  (0.40)    $  (0.10)   $   0.42    $ (0.34)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   9.58     $   9.98    $  10.08    $  9.66
=====================================================================================================================
Total return*                                                           (0.43)%       3.24%      10.69%      0.95%(a)
Ratio of net expenses plus interest expense to average net assets        0.85%        0.85%       0.85%      0.85%**
Ratio of net investment income (loss) to average net assets              4.10%        4.24%       5.52%      5.48%**
Portfolio turnover rate                                                    81%          95%         30%        17%
Net assets, end of period (in thousands)                             $397,203     $395,245    $131,013    $41,606
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  0.93%        0.97%       1.21%      1.30%**
   Net investment income (loss) to average net assets                    4.02%        4.12%       5.16%      5.03%**
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Not Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 71

--------------------------------------------------------------------------------------
                                                              Year Ended    4/1/13
                                                              3/31/15       to 3/31/14
--------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                          $10.00       $10.04
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ 1.09       $ 0.42
  Net realized and unrealized gain (loss) on investments       (1.29)       (0.07)
-------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $(0.20)      $ 0.35
-------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                       $(0.33)      $(0.37)
  Tax return of capital                                           --        (0.02)
-------------------------------------------------------------------------------------
Total distributions                                           $(0.33)      $(0.39)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $(0.53)      $(0.04)
-------------------------------------------------------------------------------------
Net asset value, end of period                                $ 9.47       $10.00
=====================================================================================
Total return*                                                  (2.00)%       3.69%(a)
Ratio of net expenses plus interest expense to
  average net assets                                            1.16%        1.17%**
Ratio of net investment income (loss) to average
  net assets                                                    3.57%        3.95%**
Portfolio turnover rate                                           81%          95%
Net assets, end of period (in thousands)                      $  185       $4,161
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          1.16%        1.17%**
  Net investment income (loss) to average net assets            3.57%        3.95%**
=====================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) Not Annualized.

The accompanying notes are an integral part of these financial statements.

72 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Notes to Financial Statements | 3/31/15

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (formerly known as Pioneer Absolute Return Credit
Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares commenced operations on April 29, 2011. Class Z shares commenced operations on April 1, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 73

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

   Securities or senior loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

   Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

74 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

   At March 31, 2015, there were seven securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker dealers) representing 0.2% of net assets. The value of these four fair valued securities is $938,661.

B. Investment Income and Transactions

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 75 at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.
   As of March 31, 2015, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

   At March 31, 2015, the Fund reclassified $3,042,945 to increase undistributed net investment income and $3,042,945 to decrease accumulated net realized loss on investments, foreign currency transactions, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

   At March 31, 2015, the Fund was permitted to carry forward indefinitely $15,232,427 of short-term losses and $10,637,888 in long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

   The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

   --------------------------------------------------------------------------------
                                                          2015                 2014
   --------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                 $24,621,903          $15,643,380
   Return of capital                                        --            1,285,889
   --------------------------------------------------------------------------------
      Total                                        $24,621,903          $16,929,269
   ================================================================================

76 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

   The following shows components of distributable earnings on a federal income tax basis at March 31, 2015.

   ---------------------------------------------------------------------------------
                                                                               2015
   ---------------------------------------------------------------------------------
   Undistributed ordinary income                                       $    299,325
   Capital loss carryforward                                            (25,870,315)
   Dividend Payable                                                        (247,626)
   Unrealized depreciation                                               (6,017,163)
   ---------------------------------------------------------------------------------
      Total                                                            $(31,835,779)
   =================================================================================

   The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency, option and futures contracts, and adjustments relating to interest accruals on preferred stock and defaulted bonds.

F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $25,096 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2015.

G. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 77

H. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I. Futures Contracts

   The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2015 was $1,100,219. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended March 31, 2015 was $140,491,289.

   At March 31, 2015, open futures contracts were as follows:

   ----------------------------------------------------------------------------------------
                              Number of                                      Unrealized
                              Contracts       Settlement                     Appreciation
   Type                       Long/(Short)    Month         Value            (Depreciation)
   ----------------------------------------------------------------------------------------
   CBOE VIX Future                (50)         5/15         $   (891,250)    $ 111,250
   CBOE VIX Future                (50)         6/15             (916,250)      (27,692)
   S&P 500 EMINI Future           (46)         6/15           (4,739,840)       12,765
   U.S. 5 Year Note (CBT)        (653)         6/15          (78,497,743)     (540,023)
   U.S. Ultra Bond (CBT)           86          6/15           14,609,250       140,422
   U.S. 10 Year Note (CBT)        (50)         6/15           (6,445,312)      (45,790)
   ----------------------------------------------------------------------------------------
      Total                                                 $(76,881,145)    $(349,068)
   ----------------------------------------------------------------------------------------

CBOE  Chicago Board Options Exchange

78 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

J. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. During the year ended March 31, 2015, the Fund had no open repurchase agreement.

K. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

   When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

   Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 79

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

   Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

   Open credit default swap contracts at March 31, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended March 31, 2015 was $7,836,357.

L. Purchased Options

   The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with

80 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended March 31, 2015 was $389,260. Purchase options outstanding at period end are listed at the end of the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended March 31, 2015 are reflected on the Statement of Operations. This expense limitation is in effect through August 1, 2016 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $44,331 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $117,400
Class C                                                                   67,290
Class Y                                                                  543,971
Class Z                                                                    3,433
--------------------------------------------------------------------------------
   Total                                                                $732,094
================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 81

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $174,354 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,281 in distribution fees payable to PFD at March 31, 2015.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2015, CDSCs in the amount of $112,400 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2015 was $6,084,505.

82 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

As of March 31, 2015, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------------
                              Quantity/
                              Shares                                                  Net
Currency                      Purchased/                    Settlement   US $ Value   Unrealized
Description    Counterparty   (Sold)         Book Value     Date         at 3/31/15   Appreciation
--------------------------------------------------------------------------------------------------
EUR            Bank of        $  (718,448)   $  (816,897)   4/20/15        (772,051)  $ 44,846
 (European     New York
 Euro)
GBP (British   Citibank NA     (1,046,366)    (1,615,705)   6/3/15       (1,552,767)    62,938
 Pound         New York
 Sterling)
--------------------------------------------------------------------------------------------------
Total                                                                                 $107,784
==================================================================================================

7. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2015.

---------------------------------------------------------------------------------------------------------
Assets:
                                  Gross           Net
                                  Amounts         Amounts of        Gross Amounts Not Offset
                                  Offset          Assets              in the Statement of
                                  in the          Presented         Assets and Liabilities
                   Gross          Statement       in the          ---------------------------
                   Amounts of     of Assets       Statement of                    Cash
                   Recognized     and             Assets and      Financial       Collateral     Net
Description        Assets         Liabilities     Liabilities     Instruments     Received       Amount
---------------------------------------------------------------------------------------------------------
Swap contracts     $39,434        $(39,434)       $ --            $ --            $ --           $ --
---------------------------------------------------------------------------------------------------------
                   $39,434        $(39,434)       $ --            $ --            $ --           $ --
=========================================================================================================

---------------------------------------------------------------------------------------------------------
Liabilities:
                                  Gross           Net
                                  Amounts         Amounts of          Gross Amounts Not Offset
                                  Offset          Liabilities           in the Statement of
                                  in the          Presented            Assets and Liabilities
                   Gross          Statement       in the          ------------------------------
                   Amounts of     of Assets       Statement of                    Cash
                   Recognized     and             Assets and      Financial       Collateral     Net
Description        Liabilities    Liabilities     Liabilities     Instruments     Pledged*       Amount
---------------------------------------------------------------------------------------------------------
Swap contracts     $2,195,541     $(39,434)       $2,156,107      $ --            $(2,156,107)   $ --
---------------------------------------------------------------------------------------------------------
                   $2,195,541     $(39,434)       $2,156,107      $ --            $(2,156,107)   $ --
---------------------------------------------------------------------------------------------------------

* The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 83

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2015 were as follows:

--------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments          Asset Derivatives 2015           Liabilities Derivatives 2015
Under Accounting             ---------------------------------------------------------------
Standards Codification       Balance Sheet                    Balance Sheet
(ASC) 815                    Location            Value        Location            Value
--------------------------------------------------------------------------------------------
Forward foreign currency     Net unrealized      $107,784     Net unrealized      $       --
 contracts                   appreciation on                  depreciation on
                             forward foreign                  forward foreign
                             currency contracts               currency contracts
Futures contracts            Net unrealized      $     --     Net unrealized      $  349,068
                             appreciation on                  depreciation on
                             futures contracts                futures contracts
Swap contracts               Net unrealized      $     --     Net unrealized      $2,156,107
                             appreciation on                  depreciation on
                             swap contracts                   swap contracts
--------------------------------------------------------------------------------------------
   Total                                         $107,784                         $2,505,175
============================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2015 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                               Realized         Appreciation or
Hedging Instruments      Location of Gain                      Gain (Loss)      (Depreciation)
Under Accounting         or (Loss) on                          on Derivatives   on Derivatives
Standards Codification   Derivatives Recognized                Recognized       Recognized
(ASC) 815                in Income                             in Income        in Income
-----------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain (loss) on forward   $   981,107
 Exchange Contracts      foreign currency contracts
Forward Foreign          Change in unrealized appreciation                      $   101,287
 Exchange Contracts      (depreciation) on forward foreign
                         currency contracts
Futures Contracts        Net realized gain (loss) on           $(6,753,498)
                         futures contracts
Futures Contracts        Change in unrealized depreciation                      $(1,528,585)
                         on futures contracts
Swap contracts           Net realized gain (loss) on swap      $(9,633,590)
                         contracts
Swap contracts           Change in unrealized appreciation                      $  (889,001)
                         (depreciation) on swap contracts

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the

84 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 11, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2015, the Fund had no borrowings under the credit facility.

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 85

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

86 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Dynamic Credit Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Dynamic Credit Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust X), as of March 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2014, and the financial highlights for the years ended March 31, 2014, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund as of March 31, 2015, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 22, 2015

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 87

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 62.56%.

88 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 89

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)        Trustee since 2011.   Private investor (2004 - 2008 and 2013 -         Director, Broadridge Financial
Chairman of the Board       Serves until a        present); Chairman (2008 - 2013) and Chief       Solutions, Inc. (investor
and Trustee                 successor trustee is  Executive Officer (2008 - 2012), Quadriserv,     communications and securities
                            elected or earlier    Inc. (technology products for securities         processing provider for
                            retirement or         lending industry); and Senior Executive Vice     financial services industry)
                            removal.              President, The Bank of New York (financial and   (2009 - present); Director,
                                                  securities services) (1986 - 2004)               Quadriserv, Inc. (2005 - 2013);
                                                                                                   and Commissioner, New Jersey
                                                                                                   State Civil Service Commission
                                                                                                   (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)          Trustee since 2011.   Managing Partner, Federal City Capital Advisors  Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -    Trust (publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief          REIT) 2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.        present); Director (of The
                            retirement or         (privately-held research and consulting          Swiss Helvetia Fund, Inc.
                            removal.              company) (2010); Executive Vice President and    (closed-end fund) (2010 -
                                                  Chief Financial Officer, I-trax, Inc. (publicly  present); Director of Oxford
                                                  traded health care services company) (2004 -     Analytica, Inc. (2008 -
                                                  2007); and Executive Vice President and Chief    present); and Director of
                                                  Financial Officer, Pedestal Inc. (internet-based Enterprise Community
                                                  mortgage trading company) (2000 - 2002);         Investment, Inc.
                                                  Private consultant (1995 - 1997), Managing       (privately-held affordable
                                                  Director, Lehman Brothers (investment banking    housing finance company) (1985 -
                                                  firm) (1992 - 1995); and Executive, The World    2010)
                                                  Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)   Trustee since 2011.   William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)     Funds Investment Trust and
                            successor trustee is                                                   Mellon Institutional Funds
                            elected or earlier                                                     Master Portfolio (oversaw 17
                            retirement or                                                          portfolios in fund complex)
                            removal.                                                               (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

90 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)   Trustee since 2011.   Founding Director, Vice President and Corporate  None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - present);
                            retirement or         and Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)    Trustee since 2011.   President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                     Serves until a        Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                            successor trustee is  (1981 - present)                                 investment company) (2004 -
                            elected or earlier                                                     present); and Member, Board of
                            retirement or                                                          Governors, Investment Company
                            removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)      Trustee since 2014.   Consultant (investment company services) (2012   None
Trustee                     Serves until a        - present); Executive Vice President, BNY
                            successor trustee is  Mellon (financial and investment company
                            elected or earlier    services) (1969 - 2012); Director, BNY
                            retirement or         International Financing Corp. (financial
                            removal.              services) (2002 - 2012); and Director, Mellon
                                                  Overseas Investment Corp. (financial services)
                                                  (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 91

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*     Trustee since 2014.  Director and Executive Vice President (since      None
Trustee                     Serves until a       2008) and Chief Investment Officer, U.S. (since
                            successor trustee    2010) of PIM-USA; Executive Vice President of
                            is elected or        Pioneer (since 2008); Executive Vice President
                            earlier retirement   of Pioneer Institutional Asset Management, Inc.
                            or removal.          (since 2009); and Portfolio Manager of Pioneer
                                                 (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

92 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (58)**       Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds        None
Advisory Trustee              since 2014.           (healthcare workers union pension funds) (2001
                                                    - present); Vice President - International
                                                    Investments Group, American International
                                                    Group, Inc. (insurance company) (1993 - 2001);
                                                    Vice President Corporate Finance and Treasury
                                                    Group, Citibank, N.A.(1980 - 1986 and 1990 -
                                                    1993); Vice President - Asset/Liability
                                                    Management Group, Federal Farm Funding
                                                    Corporation (government-sponsored issuer of
                                                    debt securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton, Inc.
                                                    (investment bank) (1987 - 1988); and Mortgage
                                                    Strategies Group, Drexel Burnham Lambert, Ltd.
                                                    (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**    Ms. Monchak is a non-voting advisory trustee.


                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 93

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves    Chair, Director, CEO and President of Pioneer     None
President and Chief           at the discretion of  Investment Management-USA (since September
Executive Officer             the Board.            2014); Chair, Director, CEO and President of
                                                    Pioneer Investment Management, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Pioneer Funds Distributor, Inc.
                                                    (since September 2014); Chair, Director, CEO
                                                    and President of Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan
                                                    Stanley Investment Management (2010 - 2013);
                                                    and Director of Institutional Business, CEO of
                                                    International, Eaton Vance Management (2005 -
                                                    2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2011. Serves    Vice President and Associate General Counsel of   None
Secretary and Chief           at the discretion of  Pioneer since January 2008; Secretary and Chief
Legal Officer                 the Board.            Legal Officer of all of the Pioneer Funds since
                                                    June 2010; Assistant Secretary of all of the
                                                    Pioneer Funds from September 2003 to May 2010;
                                                    and Vice President and Senior Counsel of
                                                    Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2011. Serves    Fund Governance Director of Pioneer since         None
Assistant Secretary           at the discretion of  December 2006 and Assistant Secretary of all
                              the Board.            the Pioneer Funds since June 2010; Manager -
                                                    Fund Governance of Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2011. Serves    Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary           at the discretion of  Assistant Secretary of all the Pioneer Funds
                              the Board.            since June 2010; and Counsel of Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2011. Serves    Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief           at the discretion of  Treasurer of all of the Pioneer Funds since
Financial and                 the Board.            March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                                  March 2004 to February 2008; and Assistant
                                                    Treasurer of all of the Pioneer Funds from
                                                    March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

94 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2011. Serves    Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer           at the discretion of  Assistant Treasurer of all of the Pioneer
                              the Board.            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2011. Serves    Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer           at the discretion of  Pioneer; and Assistant Treasurer of all of the
                              the Board.            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2011. Serves    Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer           at the discretion of  Pioneer since November 2008; Assistant
                              the Board.            Treasurer of all of the Pioneer Funds since
                                                    January 2009; and Client Service Manager -
                                                    Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2011. Serves    Chief Compliance Officer of Pioneer and of all  None
Chief Compliance Officer      at the discretion of  the Pioneer Funds since March 2010; Chief
                              the Board.            Compliance Officer of Pioneer Institutional
                                                    Asset Management, Inc. since January 2012;
                                                    Chief Compliance Officer of Vanderbilt Capital
                                                    Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer
                                                    since October 2005; and Senior Compliance
                                                    Officer for Columbia Management Advisers, Inc.
                                                    from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2011. Serves    Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer at the discretion of  Pioneer and Anti-Money Laundering Officer of
                              the Board.            all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 95

                           This page for your notes.

96 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

                           This page for your notes.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 97

                           This page for your notes.

98 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

                           This page for your notes.

Pioneer Dynamic Credit Fund | Annual Report | 3/31/15 99

                           This page for your notes.

100 Pioneer Dynamic Credit Fund | Annual Report | 3/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 25667-03-0515

                                Pioneer Multi-Asset
                                Ultrashort Income Fund

--------------------------------------------------------------------------------
                                Annual Report | March 31, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     MAFRX
                                Class C     MCFRX
                                Class C2    MAUCX
                                Class K     MAUKX
                                Class Y     MYFRX
                                Class Z     MAUZX

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          98

Notes to Financial Statements                                                108

Report of Independent Registered Public Accounting Firm                      117

Trustees, Officers and Service Providers                                     119

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 1

President's Letter

Dear Shareowner,

As mid-year approaches, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 3

Portfolio Management Discussion | 3/31/15

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2015. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2015?

A Harsh winters in both 2014 and 2015 created considerable distortion in the early and latter parts of the period, but the trend over much of the 12 months was moving in the direction of incremental strengthening in the U.S. economy. As a result, speculation over the timing and pacing of the Federal Reserve System's (the Fed's) potential interest-rate tightening cycle was an ongoing theme in the fixed-income markets.

     After a very cold winter in 2014, the early part of the 12-month period (spring 2014) saw interest rates hovering within a fairly narrow range as markets attempted to assess the extent to which the winter weather explained a weaker U.S. data flow for the first quarter of 2014. At the same time, Russia's aggression against the Ukraine put investors on edge, with the biggest effect felt in the emerging markets debt asset class.

     As the period progressed, long-term interest rates began to drift downward, reflecting in part a comfort level on the part of market participants that the anticipated Fed interest-rate hikes would be gradual and measured in view of continued below-target readouts on inflation. Concerns over growth rates in key non-U.S. economies, including those of China, Europe and Japan, contributed to a benign outlook for U.S. inflation. Heightened geopolitical uncertainty stemming from the ongoing Russian-Ukrainian conflict, the rise of the ISIS group in Iraq and Syria, and a flare-up of Israeli-Palestinian tensions also helped keep U.S. rates low by contributing to a preference on the part of international investors for U.S. dollar-based assets.

     Late 2014 saw a sharp decline in prices for energy and other commodities as oil prices tumbled, further marginalizing inflation as a concern. While lower energy costs and signs of resurgence in the employment situation appeared to put the U.S. recovery on increasingly sound footing, Treasury yields continued to trend lower as the 12-month period drew to a close. Treasury yields declined substantially, in fact, over the 12 months ended

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

     March 31, 2015, as rates on Treasuries with maturities of more than two years fell along the yield curve. Specifically, the two-year yield went from 0.44% to 0.56%, but the five-year yield went from 1.75% to 1.37%, the 10-year yield fell from 2.49% to 1.94%, and the 30-year yield tumbled from 3.20% to 2.54%. While the period saw some widening of credit spreads, prices of shorter-maturity credits generally held up well, supported in part by relatively light Treasury and agency issuance. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q    How did the Fund perform in this environment?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.54% at net asset value during the 12-month period ended March 31, 2015, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month USD LIBOR Index (the BofA ML Index), returned 0.23%. During the same period, the average return of the 116 mutual funds in Lipper's Ultrashort Obligations Funds category was 0.40%, and the average return of the 152 mutual funds in Morningstar's Ultrashort Bond category was 0.33%.

Q Can you review your principal strategies in managing the Fund during the 12-month period ended March 31, 2015?

A During the period we continued to maintain a portfolio which seeks to provide higher income than cash or money market accounts, while also seeking to provide protection to shareholders' principal against a rise in market interest rates. Our strategy entailed investing the Fund's assets in a wide range of mostly high-quality, floating rate securities as well as fixed-rate instruments with very short remaining maturities. At period end, well over 90% of the Fund's invested assets were allocated either to floating-rate issues with interest rates tied to a short-term reference rate such as LIBOR (London InterBank Offered Rate), or fixed-rate issues with less than one year remaining to maturity.

     Unlike many other floating-rate vehicles, the Fund's investments are typically focused primarily on investment-grade asset classes. At the same time, we did seek to have the Fund's performance benefit from credit spreads - or the incremental yield available from issues that trade at a yield premium to Treasuries - during the period. In doing so, we sought at all times to maintain the portfolio's broadly diversified* exposure to a number of different spread sectors.

     During the period, our biggest increases in the portfolio's exposures were to commercial mortgage-backed securities (CMBS), structured product credit cards, and asset-backed securities (ABS). Meanwhile, we decreased the Fund's exposures to agency mortgage-backed securities (MBS), short-term

* Diversification does not assure a profit nor protect against loss in a declining market.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 5 municipals and agency mortgages. We also deployed more cash during the period, primarily into the portfolio's middle-tier liquidity basket (mainly CMBS and ABS).

Q How did your investment strategies affect the Fund's performance during the 12-month period ended March 31, 2015?

A The income generated by the Fund's credit exposures generally added to benchmark-relative performance during the 12-month period. The portfolio's weighting to securitized sectors, including CMBS and ABS, helped performance, as fundamentals in those asset classes remained strong and the securities provided the Fund with incremental income. Within ABS, we emphasized owning credit card-backed receivables in the portfolio, as their fundamentals have been supported by consumers' restraint in borrowing, and de-emphasized subprime auto loans in light of some deterioration in underwriting standards in that area of the ABS sector. The Fund's position in event-linked, or "catastrophe" bonds, also added to the Fund's relative returns during the period. These "cat" bonds are sponsored by insurance companies looking to mitigate the risk of having to pay claims after a natural disaster, and have a very low correlation to other areas of the bond market.

     The Fund's allocation to investment-grade corporates also added to performance during the period, as the sector continued to be supported by generally strong profitability and cash-rich balance sheets among U.S. corporations. Our focus in the portfolio among investment-grade corporates has been on two-to-three year floating-rate issues within the financials sector. We have also purchased fixed-rate issues with maturities of 15 months or less, with a focus on U.S. bank issuers, which we have found compelling because of their strengthened capital structures and lower earnings volatility in the wake of reforms spurred by the financial crisis.

     While our focus in the portfolio normally is on investment-grade sectors, we also include below-investment-grade asset categories where we believe the incremental income may provide an attractive tradeoff between risk and reward for the Fund. In that vein, a modest position in floating-rate leveraged bank loans was a leading contributor to the Fund's returns during the period, based on the attractive coupon income offered by the asset class.

     The Fund's net asset value (NAV) remained relatively stable over the 12-month period, ranging between $10.07 and $10.01, but a modest decline in the NAV in the second half of the Fund's fiscal year was due principally to the effects of the sharp decline in oil prices on the energy sector. Those effects led to some weakness in the Fund's bank loans position, even while the overall allocation to bank loans aided performance.

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

     As always, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we continued to maintain significant liquidity in the portfolio during the period to help reduce fluctuations in the Fund's NAV. With a relatively flat money market yield curve, we have been focusing on purchasing very short-term issues with maturities between one-day and one-week in order to maintain the requisite liquidity in the Fund's portfolio.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the 12-month period ended March 31, 2015?

A The Fund's distributions remained steady throughout the period and increased slightly, on average, over the full 12 months. The Fund's portfolio was invested principally in short-term, fixed-income instruments across a broad range of spread sectors, which traded at a yield advantage versus U.S. Treasuries.

Q Did you use any derivative strategies in managing the Fund during the 12-month period ended March 31, 2015?

A    No. The Fund had no derivatives exposure during the period.

Q    What is your assessment of the current investment climate for the Fund?

A With continued modest economic growth and low inflation in the United States, we continue to expect a backdrop that should be sufficient to support fundamentals in the credit-sensitive sectors of the fixed-income market. While we have recently been through a lengthy market period where credit sectors have been in favor, in recent quarters, spreads versus Treasuries have become somewhat more attractive and we are seeking to selectively add to the Fund's credit exposure. In all cases, we are being careful not to assume any risk for which we believe the Fund is not adequately compensated. The portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, and in that vein, the Fund's investment-grade corporate and CMBS allocations increased moderately as of period end, while the leveraged bank loan and MBS exposures in the portfolio decreased slightly.

     We will be watching closely to see if recently enacted money market fund guidelines result in valuation opportunities within the short-term spread sectors as certain money market funds shift into government-backed assets in order to be able to provide shareholders with a constant $1.00 NAV. In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles as well as significant protection against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 7

Please refer to the Schedule of Investments on pages 20-96 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 9

Portfolio Summary | 3/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        31.7%
Asset Backed Securities                                                    26.5%
U.S. Corporate Bonds                                                       20.3%
International Corporate Bonds                                               9.7%
Senior Secured Loans                                                        7.7%
U.S. Government Securities                                                  2.9%
Temporary Cash Investment                                                   0.7%
Foreign Government Bonds                                                    0.5%
Preferred Stock                                                             0.0%*

*    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   U.S. Treasury Notes, Floating Rate Note, Floating Rate Note, 10/31/16                   0.80%
---------------------------------------------------------------------------------------------------
 2.   Citibank Credit Card Issuance Trust, Floating Rate Note, 4/24/17                        0.70
---------------------------------------------------------------------------------------------------
 3.   Federal National Mortgage Association, Floating Rate Note, 2/25/38                      0.58
---------------------------------------------------------------------------------------------------
 4.   U.S. Treasury Notes, Floating Rate Note, 7/31/16                                        0.54
---------------------------------------------------------------------------------------------------
 5.   World Financial Network Credit Card Master Trust, Floating Rate Note, 12/16/19          0.41
---------------------------------------------------------------------------------------------------
 6.   Federal Farm Credit Banks, Floating Rate Note, 6/20/16                                  0.40
---------------------------------------------------------------------------------------------------
 7.   Federal Home Loan Banks, Floating Rate Note, 10/1/15                                    0.40
---------------------------------------------------------------------------------------------------
 8.   Citibank Credit Card Issuance Trust, Floating Rate Note, 2/7/18                         0.40
---------------------------------------------------------------------------------------------------
 9.   Chase Issuance Trust, Floating Rate Note, 8/15/17                                       0.37
---------------------------------------------------------------------------------------------------
10.   American Express Credit Account Master Trust, Floating Rate Note, 3/15/18               0.36
---------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Prices and Distributions | 3/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       3/31/15                         3/31/14
--------------------------------------------------------------------------------
          A                           $10.00                          $10.07
--------------------------------------------------------------------------------
          C                           $ 9.99                          $10.05
--------------------------------------------------------------------------------
          C2                          $ 9.99                          $10.05
--------------------------------------------------------------------------------
          K                           $10.01                          $10.07
--------------------------------------------------------------------------------
          Y                           $10.01                          $10.07
--------------------------------------------------------------------------------
          Z                           $ 9.95                          $10.05
--------------------------------------------------------------------------------

Distributions per Share: 4/1/14-3/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Short-Term         Long-Term
         Class             Dividends        Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A                 $0.1247             $  --             $  --
--------------------------------------------------------------------------------
          C                 $0.0937             $  --             $  --
--------------------------------------------------------------------------------
          C2                $0.0929             $  --             $  --
--------------------------------------------------------------------------------
          K                 $0.1435             $  --             $  --
--------------------------------------------------------------------------------
          Y                 $0.1395             $  --             $  --
--------------------------------------------------------------------------------
          Z                 $0.1298             $  --             $  --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 11

Performance Update | 3/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                        BofA ML
                 Net        Public      U.S. Dollar
                 Asset      Offering    3-Month
                 Value      Price       LIBOR
Period           (NAV)      (POP)       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.30%       0.63%      0.32%
1 Year           0.54       -1.99       0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset       BofA ML U.S. Dollar
                            Ultrashort Income Fund    3-Month LIBOR Index
4/30/2011                   $  9,750                  $ 10,000
3/31/2012                   $  9,891                  $ 10,032
3/31/2013                   $ 10,103                  $ 10,075
3/31/2014                   $ 10,196                  $ 10,103
3/31/2015                   $ 10,252                  $ 10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                        BofA ML
                                        U.S. Dollar
                                        3-Month
                 If         If          LIBOR
Period           Held       Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        0.84%      0.84%       0.32%
1 Year           0.34       0.34        0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset       BofA ML U.S. Dollar
                            Ultrashort Income Fund    3-Month LIBOR Index
4/30/2011                   $ 10,000                  $ 10,000
3/31/2012                   $ 10,082                  $ 10,032
3/31/2013                   $ 10,243                  $ 10,075
3/31/2014                   $ 10,298                  $ 10,103
3/31/2015                   $ 10,333                  $ 10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares purchased prior to July 1, 2012, and held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 13

Performance Update | 3/31/15                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                        BofA ML
                                        U.S. Dollar
                                        3-Month
                 If         If          LIBOR
Period           Held       Redeemed    Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        0.83%      0.83%       0.32%
1 Year           0.33       0.33        0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.99%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset       BofA ML U.S. Dollar
                            Ultrashort Income Fund    3-Month LIBOR Index
4/30/2011                   $ 10,000                  $ 10,000
3/31/2012                   $ 10,082                  $ 10,032
3/31/2013                   $ 10,243                  $ 10,075
3/31/2014                   $ 10,297                  $ 10,103
3/31/2015                   $ 10,331                  $ 10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                            BofA ML
                 Net        U.S. Dollar
                 Asset      3-Month
                 Value      LIBOR
Period           (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.45%      0.32%
1 Year           0.83       0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset       BofA ML U.S. Dollar
                            Ultrashort Income Fund    3-Month LIBOR Index
4/30/2011                   $ 10,000                  $ 10,000
3/31/2012                   $ 10,148                  $ 10,032
3/31/2013                   $ 10,372                  $ 10,075
3/31/2014                   $ 10,493                  $ 10,103
3/31/2015                   $ 10,580                  $ 10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 15

Performance Update | 3/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                            BofA ML
                 Net        U.S. Dollar
                 Asset      3-Month
                 Value      LIBOR
Period           (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)          1.51%        0.32%
1 Year             0.79         0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.54%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Multi-Asset       BofA ML U.S. Dollar
                            Ultrashort Income Fund    3-Month LIBOR Index
4/30/2011                   $ 5,000,000               $ 5,000,000
3/31/2012                   $ 5,089,498               $ 5,016,143
3/31/2013                   $ 5,208,889               $ 5,037,507
3/31/2014                   $ 5,260,398               $ 5,051,252
3/31/2015                   $ 5,302,158               $ 5,063,025

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Performance Update | 3/31/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.


Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                            BofA ML
                 Net        U.S. Dollar
                 Asset      3-Month
                 Value      LIBOR
Period           (NAV)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)          1.25%        0.32%
1 Year             0.30         0.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2014)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset       BofA ML U.S. Dollar
                            Ultrashort Income Fund    3-Month LIBOR Index
4/30/2011                   $ 10,000                  $ 10,000
3/31/2012                   $ 10,148                  $ 10,032
3/31/2013                   $ 10,365                  $ 10,075
3/31/2014                   $ 10,470                  $ 10,103
3/31/2015                   $ 10,501                  $ 10,126

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the commencement of operations of Class Z shares on April 1, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 1, 2013, would have been higher than that shown. For the period beginning April 1, 2013, the actual performance of Class Z shares is reflected.

Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort
Income Fund

Based on actual returns from October 1, 2014, through March 31, 2015.

----------------------------------------------------------------------------------------------------
Share Class                       A            C          C2          K            Y          Z
----------------------------------------------------------------------------------------------------
Beginning Account Value
on 10/1/14                    $1,000.00    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
----------------------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 3/31/15                    $1,002.19    $1,000.80   $1,000.70   $1,003.18   $1,002.99     $999.40
----------------------------------------------------------------------------------------------------
Expenses Paid During
Period*                           $3.14        $4.69       $4.74       $2.05       $2.55       $3.69
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.63%, 0.94%, 0.95%, 0.41% 0.51%, and 0.74% for class A, Class C, Class C2, Class
     K, Class Y, and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2014, through March 31, 2015.

----------------------------------------------------------------------------------------------------
Share Class                      A            C            C2          K          Y           Z
----------------------------------------------------------------------------------------------------
Beginning Account Value
on 10/1/14                    $1,000.00    $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
----------------------------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 3/31/15                    $1,021.79    $1,020.24   $1,020.19   $1,022.89   $1,022.39   $1,021.24
----------------------------------------------------------------------------------------------------
Expenses Paid During
Period*                           $3.18        $4.73       $4.78       $2.07       $2.57       $3.73
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.63%, 0.94%, 0.95%, 0.41% 0.51%, and 0.74% for class A, Class C, Class C2, Class
     K, Class Y, and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 19

Schedule of Investments | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             PREFERRED STOCK -- 0.1%
                             INSURANCE -- 0.1%
                             Reinsurance -- 0.1%
 2,300,000                   Pangaea Re, 7/1/18 (c) (e)                           $    2,507,460
------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost $2,305,611)                                    $    2,507,460
------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 27.1%
                             TRANSPORTATION -- 0.1%
                             Trucking -- 0.1%
 1,100,000          0.57     Hertz Fleet Lease Funding LP, Floating
                             Rate Note, 4/10/28 (144A)                            $    1,098,639
------------------------------------------------------------------------------------------------
                             Marine Ports & Services -- 0.0%+
   964,762                   Global Container Assets 2013-1, Ltd.,
                             2.2%, 11/5/28 (144A)                                 $      963,529
                                                                                  --------------
                             Total Transportation                                 $    2,062,168
------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.0%+
                             Homebuilding -- 0.0%+
 1,079,939          1.05     Manufactured Housing Contract Trust
                             Pass-Through Certificates Series 2001-1,
                             Floating Rate Note, 4/20/32                          $    1,073,291
                                                                                  --------------
                             Total Consumer Durables & Apparel                    $    1,073,291
------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.1%
                             Hotels, Resorts & Cruise Lines -- 0.1%
   378,376                   Westgate Resorts 2012-2 LLC, 9.0%,
                             1/21/25 (144A)                                       $      383,900
 1,337,251                   Westgate Resorts 2012-A LLC, 3.75%,
                             8/20/25 (144A)                                            1,345,561
   117,409                   Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                  117,492
 1,494,552                   Westgate Resorts LLC, 9.5%,
                             2/20/25 (144A)                                            1,533,694
                                                                                  --------------
                                                                                  $    3,380,647
                                                                                  --------------
                             Total Consumer Services                              $    3,380,647
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                             Health Care Distributors -- 0.3%
 3,000,000          1.68     NCF Dealer Floorplan Master Trust,
                             Floating Rate Note, 10/20/20 (144A)                  $    2,999,997
 2,500,000                   Oscar US Funding Trust 2014-1,
                             1.0%, 8/15/17 (144A)                                      2,498,275
 1,600,000          0.87     Oscar US Funding Trust II, Floating Rate
                             Note, 2/15/18 (144A)                                      1,600,000
                                                                                  --------------
                                                                                  $    7,098,272
                                                                                  --------------
                             Total Health Care Equipment
                             & Services                                           $    7,098,272
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             BANKS -- 14.6%
                             Diversified Banks -- 0.0%+
    93,206          0.56     KeyCorp Student Loan Trust 2004-A,
                             Floating Rate Note, 10/28/41                         $       89,596
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 14.6%
 1,414,721          0.40     321 Henderson Receivables I LLC,
                             Floating Rate Note, 11/15/40 (144A)                  $    1,378,839
 3,726,221          0.37     321 Henderson Receivables I LLC,
                             Floating Rate Note, 12/15/41 (144A)                       3,649,796
   737,571          0.52     321 Henderson Receivables I LLC,
                             Floating Rate Note, 9/15/45 (144A)                          729,247
 3,800,096          0.37     321 Henderson Receivables II LLC,
                             Floating Rate Note, 9/15/41 (144A)                        3,694,294
    12,828          2.95     ABFC 2003-WMC1 Trust, Floating Rate
                             Note, 3/25/33                                                12,701
   779,204          0.79     ABFC 2005-WF1 Trust, Floating Rate
                             Note, 12/25/34                                              776,073
 3,250,000          0.98     ACA CLO 2006-2, Ltd., Floating Rate
                             Note, 1/20/21 (144A)                                      3,200,594
 1,329,404          0.49     ACAS CLO 2007-1, Ltd., Floating Rate
                             Note, 4/20/21                                             1,320,008
 1,110,000          0.57     Accredited Mortgage Loan Trust 2005-2,
                             Floating Rate Note, 7/25/35                               1,089,459
   103,681          6.50     ACE Securities Corp., Manufactured
                             Housing Trust Series 2003-MH1, Floating
                             Rate Note, 8/15/30 (144A)                                   104,201
 1,500,000          1.25     ACIS CLO 2014-4, Ltd., Floating Rate
                             Note, 5/1/26 (144A)                                       1,498,128
    80,826          0.71     Aegis Asset Backed Securities Trust
                             2004-6, Floating Rate Note, 3/25/35                          80,805
   549,954          1.27     Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Certificates Series 2004-3,
                             Floating Rate Note, 9/25/34                                 542,990
 1,604,390          1.13     Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Certificates Series 2004-2,
                             Floating Rate Note, 6/25/34                               1,589,910
   851,055          1.27     Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Certificates Series 2004-4,
                             Floating Rate Note, 10/25/34                                842,016
   399,495          0.54     Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Certificates Series 2005-4,
                             Floating Rate Note, 10/25/35                                393,093
   578,037          0.39     Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Certificates
                             Series 2005-R10, Floating Rate Note, 12/25/35               576,509

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 21

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
    67,945          0.60     Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Certificates
                             Series 2005-R5, Floating Rate Note, 7/25/35          $       67,803
   501,457          0.50     Ameriquest Mortgage Securities, Inc.,
                             Asset Backed Pass-Through Certificates
                             Series 2005-R11, Floating Rate Note, 1/25/36                491,670
   338,742          3.92     Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Certificates
                             Series 03-AR3, Floating Rate Note, 6/25/33                  346,931
 2,967,038          0.78     Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Certificates
                             Series 2004-R11, Floating Rate Note, 11/25/34             2,952,239
 1,268,631          0.85     Ameriquest Mortgage Securities, Inc.,
                             Asset-Backed Pass-Through Certificates
                             Series 2005-R1, Floating Rate Note, 3/25/35               1,263,532
 1,000,000          1.70     Apidos Quattro CDO, Floating Rate Note,
                             1/20/19 (144A)                                              989,425
   288,417          0.72     ARI Fleet Lease Trust 2012-A, Floating
                             Rate Note, 3/15/20 (144A)                                   288,362
   266,047          0.47     ARI Fleet Lease Trust 2012-B, Floating
                             Rate Note, 1/15/21 (144A)                                   265,566
   974,347                   ARI Fleet Lease Trust 2013-A, 0.7%,
                             12/15/15 (144A)                                             974,485
   600,000                   ARI Fleet Lease Trust 2013-A, 0.92%,
                             7/15/21 (144A)                                              600,680
 2,763,065                   ARI Fleet Lease Trust 2014-A, 0.81%,
                             11/15/22 (144A)                                           2,762,452
   512,099          0.85     Asset Backed Securities Corp., Home Equity Loan
                             Trust Series 2005-HE2, Floating Rate Note, 2/25/35          510,943
   486,732          0.88     Asset Backed Securities Corp., Home Equity Loan
                             Trust Series 2005-HE3, Floating Rate Note, 4/25/35          480,433
 1,095,441          0.37     Asset Backed Securities Corp., Home Equity Loan
                             Trust Series AEG 2006-HE1, Floating Rate
                             Note, 1/25/36                                             1,044,120
   232,573          0.85     Asset Backed Securities Corp., Home
                             Equity Loan Trust Series NC 2005-HE4,
                             Floating Rate Note, 5/25/35                                 232,573
 1,275,325          0.68     Asset Backed Securities Corp., Home
                             Equity Loan Trust Series OOMC
                             2005-HE6, Floating Rate Note, 7/25/35                     1,266,028
 1,235,212          0.79     Asset-Backed Pass-Through Certificates
                             Series 2004-R2, Floating Rate Note, 4/25/34               1,213,678
 1,850,000                   Bank of The West Auto Trust 2014-1,
                             0.69%, 7/17/17 (144A)                                     1,850,186
 1,100,000          0.53     Barclays Dryrock Issuance Trust, Floating
                             Rate Note, 12/16/19                                       1,098,581

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,800,000          0.51     Barclays Dryrock Issuance Trust, Floating
                             Rate Note, 3/16/20                                   $    1,797,971
   200,000          0.51     Barclays Dryrock Issuance Trust, Floating
                             Rate Note, 7/16/18                                          200,065
    51,461                   Bayview Financial Acquisition Trust,
                             6.205%, 5/28/37 (Step)                                       54,306
   206,993          0.80     Bayview Financial Acquisition Trust,
                             Floating Rate Note, 5/28/44                                 206,824
 1,387,500          0.85     Bayview Financial Mortgage Pass-Through
                             Trust 2004-A, Floating Rate Note, 2/28/44                 1,380,077
 3,596,091          0.68     Bayview Financial Mortgage Pass-Through
                             Trust 2005-C, Floating Rate Note, 6/28/44                 3,569,325
   287,858          0.53     Bayview Financial Mortgage Pass-Through
                             Trust 2006-A, Floating Rate Note, 2/28/41                   287,316
    68,472          0.48     Bayview Financial Mortgage Pass-Through
                             Trust 2006-A, Floating Rate Note, 2/28/41                    68,239
   987,506          0.48     Bayview Financial Mortgage Pass-Through
                             Trust 2006-B, Floating Rate Note, 4/28/36                   968,764
   772,030          0.45     Bayview Financial Mortgage Pass-Through
                             Trust 2006-B, Floating Rate Note, 4/28/36                   757,377
 1,543,719          0.63     Bayview Financial Mortgage Pass-Through Trust
                             Series 2005-B, Floating Rate Note, 4/28/39                1,528,722
 1,147,978          3.72     Bayview Opportunity Master Fund IIa
                             Trust 2014-20NPL, Floating Rate Note,
                             8/28/44 (144A)                                            1,148,721
 1,246,699                   Bayview Opportunity Master Fund Trust
                             IIIa 2014-12RPL, 3.6225%, 7/28/19
                             (Step) (144A)                                             1,242,580
   704,200          1.06     Bear Stearns Asset Backed Securities I
                             Trust 2004-HE11, Floating Rate Note, 12/25/34               702,776
 1,957,420          0.67     Bear Stearns Asset Backed Securities I
                             Trust 2005-FR1, Floating Rate Note, 6/25/35               1,945,542
 1,101,018          0.94     Bear Stearns Asset Backed Securities I
                             Trust 2005-HE9, Floating Rate Note, 10/25/35              1,092,862
 1,106,115          1.37     Bear Stearns Asset Backed Securities
                             Trust 2004-2, Floating Rate Note, 8/25/34                 1,107,401
   151,337          0.74     Bear Stearns Asset Backed Securities
                             Trust 2004-SD3, Floating Rate Note, 9/25/34                 148,641
    84,046          0.57     Bear Stearns Asset Backed Securities
                             Trust 2005-SD1, Floating Rate Note, 8/25/43                  82,836
 1,626,801          0.64     Bear Stearns Asset Backed Securities
                             Trust 2005-SD2, Floating Rate Note, 3/25/35               1,616,890
   629,562          0.57     Bear Stearns Asset Backed Securities
                             Trust 2005-SD2, Floating Rate Note, 3/25/35                 624,353

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 23

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   888,044          0.45     Bear Stearns Asset Backed Securities
                             Trust 2006-1, Floating Rate Note, 2/25/36            $      885,278
   213,914          0.92     Bear Stearns Asset Backed Securities
                             Trust, Floating Rate Note, 2/25/35                          213,823
   939,680          1.17     Bear Stearns Structured Products Trust
                             2007-EMX1, Floating Rate Note, 3/25/37 (144A)               919,847
 2,017,714          1.97     Carlyle High Yield Partners VII, Ltd.,
                             Floating Rate Note, 9/30/19 (144A)                        2,015,244
 2,602,481          0.91     Carrington Mortgage Loan Trust Series
                             2005-NC1, Floating Rate Note, 2/26/35                     2,601,312
    39,673          0.57     Carrington Mortgage Loan Trust Series
                             2005-NC4, Floating Rate Note, 9/25/35                        39,355
 1,939,578          0.35     Carrington Mortgage Loan Trust Series 2006-OPT1,
                             Floating Rate Note, 12/25/35                              1,877,921
 1,744,917                   CCG Receivables Trust 2014-1, 1.06%,
                             11/14/21 (144A)                                           1,745,257
   328,847                   CCG Receivables Truste 2013-1, 1.05%,
                             4/14/20 (144A)                                              329,244
 3,250,000          1.48     Cent CLO 16 LP, Floating Rate Note,
                             8/1/24 (144A)                                             3,248,732
   372,006          3.65     Centex Home Equity Loan Trust 2003-A,
                             Floating Rate Note, 3/25/33                                 371,438
 2,500,000                   CIT Equipment Collateral 2014-VT1,
                             0.86%, 5/22/17 (144A)                                     2,498,989
 2,089,636          0.37     Citigroup Mortgage Loan Trust 2006-SHL1,
                             Floating Rate Note, 11/27/45 (144A)                       2,020,741
 1,724,666          1.00     Citigroup Mortgage Loan Trust Series
                             2004-OPT1 Asset Backed Pass-Through
                             Certifi, Floating Rate Note, 10/25/34                     1,722,408
   233,696          1.19     Citigroup Mortgage Loan Trust, Inc.,
                             Floating Rate Note, 11/25/34                                218,464
 2,896,491          0.92     Citigroup Mortgage Loan Trust, Inc.,
                             Floating Rate Note, 5/25/35 (144A)                        2,815,920
     5,419                   Conseco Financial Corp., 7.05%, 1/15/19                       5,544
 2,386,157                   Consumer Credit Origination Loan Trust
                             2015-1, 2.82%, 3/15/21 (144A)                             2,386,125
 2,218,876          1.01     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 10/25/34                              2,212,180
   260,209          0.76     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 11/25/35                                257,261
 1,656,429          1.07     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 3/25/35                               1,643,085
   263,536          0.94     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 5/25/35                                 262,973
   203,446          0.99     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 5/25/35                                 202,952

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   168,495          0.85     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 6/25/33 (144A)                   $      162,383
    37,632          1.07     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 6/25/33 (144A)                           36,073
   129,317          0.66     Countrywide Asset-Backed Certificates,
                             Floating Rate Note, 9/25/35                                 129,047
 1,208,065                   Credit Acceptance Auto Loan Trust
                             2012-2, 1.52%, 3/16/20 (144A)                             1,210,767
 2,000,000                   Credit Acceptance Auto Loan Trust
                             2012-2, 2.21%, 9/15/20 (144A)                             2,011,826
 1,000,000                   Credit Acceptance Auto Loan Trust
                             2013-1, 1.21%, 10/15/20 (144A)                            1,000,657
   156,169          0.44     Credit Suisse Mortgage Capital Certificates,
                             Floating Rate Note, 10/27/36 (144A)                         153,458
   613,918          0.83     Credit-Based Asset Servicing and Securitization LLC,
                             Floating Rate Note, 7/25/34                                 612,354
 4,500,000          0.47     Credit-Based Asset Servicing and Securitization LLC,
                             Floating Rate Note, 7/25/36                               4,436,100
 1,070,565          1.22     CWABS Asset-Backed Certificates Trust
                             2004-7, Floating Rate Note, 12/25/34                      1,064,499
   109,499          5.15     CWABS Asset-Backed Certificates Trust
                             2005-1, Floating Rate Note, 2/25/33                         109,916
     5,274          0.43     CWABS Master Trust Series 2003-D
                             Subtrust, Floating Rate Note, 6/15/29                         5,270
       826                   Delta Funding Home Equity Loan Trust
                             1997-2, 7.04%, 6/25/27                                          840
    58,652                   Direct Capital Funding V LLC, 1.673%,
                             12/20/17 (144A)                                              58,705
 1,732,029          3.10     Drug Royalty II LP 2, Floating Rate Note,
                             7/15/23 (144A)                                            1,758,862
 1,950,084                   DT Auto Owner Trust 2015-1, 1.06%,
                             9/17/18 (144A)                                            1,948,947
 1,947,452          1.07     Ellington Loan Acquisition Trust 2007-1,
                             Floating Rate Note, 5/26/37 (144A)                        1,915,609
   293,109          1.07     Ellington Loan Acquisition Trust 2007-2,
                             Floating Rate Note, 5/26/37 (144A)                          291,073
   659,334          0.64     Encore Credit Receivables Trust 2005-3,
                             Floating Rate Note, 10/25/35                                658,372
    26,450                   EquiVantage Home Equity Loan Trust
                             1997-1, 8.05%, 3/25/28 (Step)                                26,468
    29,302                   Exeter Automobile Receivables Trust
                             2012-2, 1.3%, 6/15/17 (144A)                                 29,310
 1,000,000                   Exeter Automobile Receivables Trust
                             2012-2, 3.06%, 7/16/18 (144A)                             1,001,719
   794,128                   Exeter Automobile Receivables Trust
                             2014-2, 1.06%, 8/15/18                                      792,131

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 25

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,700,000                   Exeter Automobile Receivables Trust
                             2015-1, 1.6%, 6/17/19 (144A)                         $    1,697,979
   534,676          1.90     Fieldstone Mortgage Investment Trust
                             Series 2004-5, Floating Rate Note, 2/25/35                  527,903
   474,480          1.25     Fieldstone Mortgage Investment Trust
                             Series 2005-1, Floating Rate Note, 3/25/35                  474,750
 1,851,122          0.68     First Franklin Mortgage Loan Trust
                             2005-FFH3, Floating Rate Note, 9/25/35                    1,840,267
   303,194          0.43     First Franklin Mortgage Loan Trust
                             Series 2005-FF12, Floating Rate Note, 11/25/36              298,855
    72,805          0.57     First NLC Trust 2005-2, Floating Rate Note, 9/25/35          72,563
 2,500,000          0.52     Firstmac Mortgage Funding Trust Series 1A-2014,
                             Floating Rate Note, 6/26/15 (144A)                        2,499,878
   807,222          0.63     Flagstar Home Equity Loan Trust 2005-1, Floating
                             Rate Note, 6/25/18 (144A)                                   803,703
   979,672          0.51     Foothill CLO, Ltd., Floating Rate Note,
                             2/22/21 (144A)                                              974,399
   267,414          0.50     Fore CLO, Ltd., Floating Rate Note, 7/20/19 (144A)          266,964
   553,000          2.11     Four Corners CLO II, Ltd., Floating Rate
                             Note, 1/26/20 (144A)                                        534,231
   718,791          0.50     Gale Force 3 CLO, Ltd., Floating Rate
                             Note, 4/19/21 (144A)                                        711,733
    96,457                   GE Equipment Small Ticket LLC Series
                             2013-1, 0.73%, 1/25/16 (144A)                                96,470
 1,776,047                   GE Equipment Small Ticket LLC Series
                             2014-1, 0.59%, 8/24/16                                    1,775,942
   470,373                   GE Equipment Transportation LLC Series
                             2013-2, 0.61%, 6/24/16                                      470,440
 2,299,005                   GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    2,289,234
 3,775,176                   GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                3,775,244
   261,008          0.85     GreenPoint Mortgage Funding Trust
                             2005-HE1, Floating Rate Note, 9/25/34                       260,427
   306,432          0.83     GSAA Home Equity Trust 2004-11,
                             Floating Rate Note, 12/25/34                                300,467
   266,913          0.42     GSAA Home Equity Trust 2005-11,
                             Floating Rate Note, 10/25/35                                265,564
 1,443,073          0.97     GSAA Trust, Floating Rate Note, 6/25/35                   1,432,710
 2,955,146          0.82     GSAMP Trust 2004-SEA2, Floating Rate
                             Note, 3/25/34                                             2,953,331
   407,900          0.92     GSAMP Trust 2005-HE1, Floating Rate
                             Note, 12/25/34                                              398,970
   127,171          0.53     GSAMP Trust 2005-HE6, Floating Rate
                             Note, 11/25/35                                              125,136
 1,130,506          0.38     GSAMP Trust 2006-HE1, Floating Rate
                             Note, 12/26/45                                            1,109,616

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   343,259          0.63     GSAMP Trust 2006-SD1, Floating Rate
                             Note, 7/25/45                                        $      342,886
 1,692,805          0.47     GSAMP Trust 2006-SEA1, Floating Rate
                             Note, 5/25/36 (144A)                                      1,672,588
 1,013,100          1.52     GSRPM Mortgage Loan Trust 2003-2,
                             Floating Rate Note, 6/25/33                                 975,066
 1,031,740          0.47     GSRPM Mortgage Loan Trust 2006-1,
                             Floating Rate Note, 3/25/35 (144A)                        1,012,359
   725,945          0.47     GSRPM Mortgage Loan Trust 2006-2,
                             Floating Rate Note, 9/25/36 (144A)                          688,882
   500,000          2.00     Harch CLO III, Ltd., Floating Rate Note,
                             4/17/20 (144A)                                              488,692
 1,000,000          2.51     Hewett's Island CDO, Ltd., Floating Rate
                             Note, 6/9/19 (144A)                                       1,000,042
 4,240,000                   HLSS Servicer Advance Receivables Backed Notes
                             Series 2013-T2, 1.1472%, 5/16/44 (144A)                   4,234,064
 5,600,000                   HLSS Servicer Advance Receivables
                             Trust, 1.4953%, 1/16/46 (144A)                            5,569,200
 3,155,379          0.64     Home Equity Asset Trust 2005-6,
                             Floating Rate Note, 12/25/35                              3,147,393
 3,960,336          0.55     Home Equity Asset Trust 2005-7,
                             Floating Rate Note, 1/25/36                               3,938,443
   297,471          0.34     Home Equity Asset Trust 2006-4,
                             Floating Rate Note, 8/25/36                                 291,799
 1,739,353          0.28     Home Equity Asset Trust 2006-8,
                             Floating Rate Note, 3/25/37                               1,713,623
 1,352,100          0.59     HomeBanc Mortgage Trust 2005-2,
                             Floating Rate Note, 5/25/25                               1,346,821
   974,222          0.63     Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 1/25/35                                 970,888
 6,466,823          0.42     HSBC Home Equity Loan Trust USA
                             2006-3, Floating Rate Note, 3/20/36                       6,416,550
   748,479          0.41     HSBC Home Equity Loan Trust USA
                             2006-4, Floating Rate Note, 3/20/36                         741,424
    31,301          1.33     HSBC Home Equity Loan Trust USA
                             2007-3, Floating Rate Note, 11/20/36                         31,338
 2,998,880          1.38     HSBC Home Equity Loan Trust USA
                             2007-3, Floating Rate Note, 11/20/36                      2,985,898
 4,583,216          1.03     Impac Secured Assets CMN Owner Trust,
                             Floating Rate Note, 2/25/35                               4,532,297
 2,100,000          1.77     Invitation Homes 2014-SFR2 Trust,
                             Floating Rate Note, 9/18/31 (144A)                        2,098,212
 2,000,000          1.38     Invitation Homes 2014-SFR3 Trust,
                             Floating Rate Note, 12/17/31 (144A)                       1,992,779
 2,800,000          0.00     Invitation Homes 2015-SFR2 Trust,
                             Floating Rate Note, 6/17/32 (144A) (d)                    2,800,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 27

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   999,049          0.48     Inwood Park CDO, Ltd., Floating Rate
                             Note, 1/20/21 (144A)                                 $      993,251
 3,797,225          0.39     Irwin Home Equity Loan Trust 2005-1,
                             Floating Rate Note, 6/25/25                               3,519,929
 1,744,909          1.67     Irwin Whole Loan Home Equity Trust
                             2003-C, Floating Rate Note, 6/25/28                       1,726,284
 3,163,412          0.64     Irwin Whole Loan Home Equity Trust
                             2005-B, Floating Rate Note, 12/25/29                      3,102,200
   751,645          0.95     IXIS Real Estate Capital Trust 2005-HE1,
                             Floating Rate Note, 6/25/35                                 731,827
   528,517          0.85     IXIS Real Estate Capital Trust
                             2005-HE4, Floating Rate Note, 2/25/36                       519,838
 1,041,804          0.39     JP Morgan Mortgage Acquisition Corp.,
                             2005-FRE1, Floating Rate Note, 10/25/35                   1,025,868
   755,125          0.32     JP Morgan Mortgage Acquisition Trust
                             2006-ACC1, Floating Rate Note, 5/25/36                      749,458
 1,250,000          1.71     KKR Financial CLO 2007-1, Ltd.,
                             Floating Rate Note, 5/15/21 (144A)                        1,235,608
   164,192          0.62     Lehman ABS Manufactured Housing Contract
                             Trust 2002-A, Floating Rate Note, 6/15/33                   159,933
 2,500,000          0.00     Lockwood Grove CLO, Ltd., Floating
                             Rate Note, 1/25/24 (144A) (d)                             2,500,000
   252,584          2.42     Madison Avenue Manufactured Housing Contract
                             Trust 2002-A, Floating Rate Note, 3/25/32                   252,578
 1,502,639          0.81     MASTR Adjustable Rate Mortgages Trust
                             2004-11, Floating Rate Note, 11/25/34                     1,494,137
 1,150,000                   MMCA Auto Owner Trust 2012-A, 3.27%,
                             7/16/18 (144A)                                            1,167,902
 1,377,318          0.63     Morgan Stanley ABS Capital I, Inc., Trust 2004-SD3,
                             Floating Rate Note, 6/25/34 (144A)                        1,377,606
    32,006          0.95     Morgan Stanley ABS Capital I, Inc., Trust
                             2005-HE3, Floating Rate Note, 7/25/35                        31,973
    54,213          0.49     Morgan Stanley ABS Capital I, Inc., Trust 2005-HE6,
                             Floating Rate Note, 11/25/35                                 53,080
    63,326          0.88     Morgan Stanley ABS Capital I, Inc., Trust 2005-WMC3,
                             Floating Rate Note, 3/25/35                                  63,161
 1,734,369          0.80     Morgan Stanley ABS Capital I, Inc., Trust
                             2005-NC2, Floating Rate Note, 3/25/35                     1,718,739
   245,116          0.25     Morgan Stanley Structured Trust, Floating
                             Rate Note, 6/25/37                                          242,249
   392,800          0.67     Motor 2013-1 Plc, Floating Rate Note,
                             2/25/21 (144A)                                              393,087
 2,600,000          0.81     MOTOR 2015-1 Plc, Floating Rate Note,
                             6/27/22 (144A)                                            2,602,621
 1,386,238                   Nations Equipment Finance Funding II
                             LLC, 1.558%, 7/20/18 (144A)                               1,385,966
   547,121          0.32     Nationstar Home Equity Loan Trust
                             2007-A, Floating Rate Note, 3/25/37                         533,587

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   803,247          0.87     New Century Home Equity Loan Trust
                             2005-1, Floating Rate Note, 3/25/35                  $      803,065
    98,545          0.38     Nomura Home Equity Loan Inc Home Equity Loan
                             Trust Series 2006-HE1, Floating Rate Note, 2/25/36           98,345
   415,306          0.95     NovaStar Mortgage Funding Trust Series
                             2003-1, Floating Rate Note, 5/25/33                         405,139
 2,443,000          1.82     NovaStar Mortgage Funding Trust Series
                             2004-4, Floating Rate Note, 3/25/35                       2,401,063
   344,498          1.25     NovaStar Mortgage Funding Trust Series
                             2004-4, Floating Rate Note, 3/25/35                         344,719
 1,170,968                   Oak Hill Advisors Residential Loan Trust
                             2014-NPL1, 2.8828%, 5/25/54 (Step) (144A)                 1,173,206
 3,343,096                   OAK Hill Advisors Residential Loan Trust
                             2014-NPL2, 3.475%, 4/25/54 (Step) (144A)                  3,349,217
 2,857,147          0.97     Option One Mortgage Loan Trust 2005-1,
                             Floating Rate Note, 2/25/35                               2,798,550
 1,475,589          0.43     Option One Mortgage Loan Trust 2005-4
                             Asset-Backed Certificates Series
                             2005-4, Floating Rate Note, 11/25/35                      1,458,049
    41,392                   Option One Mortgage Loan Trust
                             2007-FXD2, 5.9%, 3/25/37 (Step)                              38,203
 1,004,090          1.30     Option One Woodbridge Loan Trust 2002-1,
                             Floating Rate Note, 3/25/32 (144A)                          993,032
   959,775          5.46     Origen Manufactured Housing Contract Trust 2004-B,
                             Floating Rate Note, 11/15/35                                979,856
   606,384          0.46     Ownit Mortgage Loan Trust Series
                             2005-5, Floating Rate Note, 10/25/36                        596,777
 1,214,928          1.19     Park Place Securities, Inc., Asset-Backed
                             Pass-Through Certificates Series
                             2004-WCW, Floating Rate Note, 9/25/34                     1,205,332
 1,590,676          1.12     Park Place Securities, Inc., Asset-Backed
                             Pass-Through Certificates Series 2004-WHQ2,
                             Floating Rate Note, 1/25/35                               1,585,533
   288,081          0.43     Park Place Securities, Inc., Asset-Backed
                             Pass-Through Certificates Series 2005-WHQ4,
                             Floating Rate Note, 9/25/35                                 274,631
   398,502          1.11     Park Place Securities, Inc., Asset-Backed
                             Pass-Through Certificates Series 2004-MCW,
                             Floating Rate Note, 10/25/34                                396,905
 2,206,627          0.54     Park Place Securities, Inc., Asset-Backed
                             Pass-Through Certificates Series 2005-WHQ4,
                             Floating Rate Note, 9/25/35                               2,190,576
 2,000,000          0.52     Pepper Residential Securities Trust,
                             Floating Rate Note, 4/10/15 (144A)                        1,999,980
 2,000,000          0.47     Pepper Residential Securities Trust,
                             Floating Rate Note, 7/24/15 (144A)                        2,000,124

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 29

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,400,000          0.77     PFS Financing Corp., Floating Rate
                             Note, 10/15/19 (144A)                                $    1,399,352
 1,700,000          1.02     PFS Financing Corp., Floating Rate
                             Note, 10/15/19 (144A)                                     1,698,851
 3,240,000          0.72     PFS Financing Corp., Floating Rate
                             Note, 2/15/18 (144A)                                      3,239,971
 3,490,000          0.77     PFS Financing Corp., Floating Rate
                             Note, 2/15/19 (144A)                                      3,480,357
   350,000                   Prestige Auto Receivables Trust 2013-1,
                             1.33%, 5/15/19 (144A)                                       350,830
 2,800,000                   Progreso Receivables Funding I LLC,
                             4.0%, 7/9/18 (144A)                                       2,817,500
 4,750,000                   Progreso Receivables Funding II LLC,
                             3.5%, 7/8/19 (144A)                                       4,752,969
 3,050,000                   Progreso Receivables Funding III LLC,
                             3.625%, 1/30/25 (144A)                                    3,050,000
 3,000,000          2.57     Progress Residential 2015-SFR1 Trust,
                             Floating Rate Note, 2/20/32 (144A)                        3,030,128
 3,522,690          0.83     Quest Trust REMICS, Floating Rate
                             Note, 3/25/34 (144A)                                      3,434,062
 1,053,991          1.12     RAAC Series 2005-RP1 Trust, Floating
                             Rate Note, 7/25/37 (144A)                                 1,040,899
   436,545          0.82     RAAC Series 2005-RP2 Trust, Floating
                             Rate Note, 6/25/35 (144A)                                   436,883
 1,323,950          0.97     RAAC Series 2005-RP3 Trust, Floating
                             Rate Note, 5/25/39 (144A)                                 1,292,945
   333,944          0.47     RAAC Series 2006-RP1 Trust, Floating
                             Rate Note, 10/25/45 (144A)                                  332,446
 2,313,776          0.42     RAAC Series 2006-RP2 Trust, Floating
                             Rate Note, 2/25/37 (144A)                                 2,286,448
   981,815          1.10     RAMP Series 2004-RS11 Trust, Floating
                             Rate Note, 11/25/34                                         967,303
 1,605,208          0.65     RAMP Series 2004-RZ1 Trust, Floating
                             Rate Note, 3/25/34                                        1,592,373
   281,651          0.58     RAMP Series 2005-EFC4 Trust, Floating
                             Rate Note, 9/25/35                                          281,183
   626,289          0.67     RAMP Series 2005-RS6 Trust, Floating
                             Rate Note, 6/25/35                                          620,126
 3,810,873          0.57     RAMP Series 2005-RZ4 Trust, Floating
                             Rate Note, 11/25/35                                       3,791,853
   292,055          0.36     RAMP Series 2006-NC1 Trust, Floating
                             Rate Note, 12/25/35                                         290,468
 2,155,218          0.33     RAMP Series 2006-RZ3 Trust, Floating
                             Rate Note, 10/25/35                                       2,129,310
 2,266,086          0.95     RASC Series 2004-KS10 Trust, Floating
                             Rate Note, 11/25/34                                       2,264,414

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                        Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     6,743          0.65     RASC Series 2005-EMX2 Trust, Floating
                             Rate Note, 7/25/35                                   $        6,739
   174,806          0.82     RASC Series 2005-KS3 Trust, Floating
                             Rate Note, 4/25/35                                          174,890
   602,876          0.89     RASC Series 2005-KS5 Trust, Floating
                             Rate Note, 6/25/35                                          602,922
   382,167          1.67     RFSC Series 2003-RP2 Trust, Floating
                             Rate Note, 7/25/41 (144A)                                   380,888
    64,779          0.65     Salomon Brothers Mortgage Securities
                             VII, Inc., Floating Rate Note, 3/25/28                       64,112
   118,266          1.07     Salomon Mortgage Loan Trust Series 2001-CB4,
                             Floating Rate Note, 11/25/33                                117,039
 1,059,940          0.72     SASCO Mortgage Loan Trust 2005-GEL1,
                             Floating Rate Note, 12/25/34                              1,033,160
   373,181          0.73     SASCO Mortgage Loan Trust 2005-GEL2,
                             Floating Rate Note, 4/25/35                                 369,572
   236,441          2.65     SASCO Mortgage Pass-Through Certificates
                             Series 2004-S4, Floating Rate Note, 12/25/34                236,412
 1,766,843          0.63     Saxon Asset Securities Trust 2005-3,
                             Floating Rate Note, 11/25/35                              1,733,096
 1,313,455          0.40     Saxon Asset Securities Trust 2005-4,
                             Floating Rate Note, 11/25/37                              1,305,034
 3,778,000          2.22     Silver Bay Realty 2014-1 Trust, Floating
                             Rate Note, 9/18/31 (144A)                                 3,786,123
   858,243                   Small Business Administration Participation
                             Certificates, 0.58%, 10/17/16 (144A)                        858,219
 2,250,000          0.60     SMART ABS Series 2015-1US Trust,
                             Floating Rate Note, 8/14/17                               2,250,011
   509,884                   SMART Trust/Australia, 1.59%, 10/14/16 (144A)               511,573
 1,782,338          0.60     SMART Trust/Australia, Floating Rate
                             Note, 1/17/17                                             1,781,809
 1,357,709          0.47     SMART Trust/Australia, Floating Rate
                             Note, 8/15/16                                             1,357,741
   880,610          0.62     SMART Trust/Australia, Floating Rate
                             Note, 9/14/16                                               880,490
    38,409                   SNAAC Auto Receivables Trust 2013-1,
                             1.14%, 7/16/18 (144A)                                        38,416
   368,194                   SNAAC Auto Receivables Trust 2014-1,
                             1.03%, 9/17/18 (144A)                                       368,042
   648,714                   SNAAC Auto Receivables Trust, 4.38%,
                             6/15/17 (144A)                                              649,585
 1,824,888          0.89     Soundview Home Loan Trust 2005-DO1,
                             Floating Rate Note, 5/25/35                               1,811,077
   740,170          0.43     Soundview Home Loan Trust 2005-OPT4,
                             Floating Rate Note, 12/25/35                                726,803

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 31

------------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   469,199          0.56     Specialty Underwriting & Residential Finance Trust
                             Series 2005-AB2, Floating Rate Note, 6/25/36         $      466,471
   773,284          0.50     Specialty Underwriting & Residential Finance Trust
                             Series 2005-AB2, Floating Rate Note, 6/25/36                768,588
   328,400          0.37     Specialty Underwriting & Residential Finance Trust
                             Series 2006-BC1, Floating Rate Note, 12/25/36               325,937
 3,640,376          0.47     Specialty Underwriting & Residential Finance Trust
                             Series 2006-BC1, Floating Rate Note, 12/25/36             3,525,781
 1,809,715                   Springleaf Funding Trust 2013-A, 2.58%,
                             9/15/21 (144A)                                            1,817,761
   411,392                   Stanwich Mortgage Loan Trust, 2.9814%,
                             2/16/43 (144A)                                              409,335
 2,133,566          0.89     Structured Asset Investment Loan Trust
                             2005-6, Floating Rate Note, 7/25/35                       2,131,484
 1,017,927          0.37     Structured Asset Investment Loan Trust
                             2006-1, Floating Rate Note, 1/25/36                         988,893
 1,494,406          0.77     Structured Asset Securities Corp., Mortgage Loan
                             Trust 2005-S7, Floating Rate Note,
                             12/25/35 (144A)                                           1,454,654
 2,676,028          0.32     Structured Asset Securities Corp., Mortgage Loan
                             Trust 2006-EQ1, Floating Rate Note, 7/25/36               2,606,106
 1,769,004          0.39     Structured Asset Securities Corp., Mortgage Loan
                             Trust 2006-GEL4, Floating Rate Note,
                             10/25/36 (144A)                                           1,751,521
    39,483          0.23     Structured Asset Securities Corp., Mortgage Loan
                             Trust 2007-BC3, Floating Rate Note, 6/25/37                  39,432
 1,021,655          0.47     Structured Asset Securities Corp., Mortgage Loan
                             Trust 2007-TC1, Floating Rate Note,
                             4/25/31 (144A)                                              976,049
 2,686,924                   Sunset Mortgage Loan Co., 2014-NPL2
                             LLC, 3.721%, 11/16/44 (Step) (144A)                       2,696,156
 2,874,768          1.47     SWAY Residential 2014-1 Trust, Floating
                             Rate Note, 1/20/32 (144A)                                 2,870,815
   739,447          1.11     Terwin Mortgage Trust Series TMTS 2003-8HE,
                             Floating Rate Note, 12/25/34                                719,040
 3,315,870          0.62     Terwin Mortgage Trust Series TMTS 2005-10HE,
                             Floating Rate Note, 6/25/36                               3,304,566
    78,358                   Toyota Auto Receivables 2013-B Owner
                             Trust, 0.48%, 2/15/16                                        78,358
 1,770,000                   Toyota Auto Receivables 2014-C Owner
                             Trust, 0.51%, 2/15/17                                     1,769,694
 3,079,000          1.42     Trade MAPS 1, Ltd., Floating Rate
                             Note, 12/10/18 (144A)                                     3,079,914
 1,556,000          2.57     Trafigura Securitisation Finance Plc,
                             Floating Rate Note, 10/15/15 (144A)                       1,556,564

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,400,000          1.12     Trafigura Securitisation Finance Plc, 2014-1,
                             Floating Rate Note, 4/16/18 (144A)                   $    1,400,605
   825,319          1.87     Truman Capital Mortgage Loan Trust,
                             Floating Rate Note, 1/25/34                                 804,468
 2,502,411                   United Auto Credit Securitization Trust
                             2014-1, 0.74%, 6/15/16 (144A)                             2,502,368
 2,500,000                   United Auto Credit Securitization Trust
                             2015-1, 1.68%, 9/15/17 (144A)                             2,499,859
 1,240,442                   VOLT XIX LLC, 3.875%, 4/26/55 (Step)                      1,245,113
 2,959,641                   VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)              2,959,641
 2,500,000                   VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)              2,500,101
    44,006          0.58     Wells Fargo Home Equity Asset-Backed Securities
                             2005-2 Trust, Floating Rate Note, 11/25/35                   43,959
   743,345          0.55     Wells Fargo Home Equity Asset-Backed Securities
                             2005-3 Trust, Floating Rate Note, 12/25/35                  734,961
   113,484                   Westlake Automobile Receivables Trust
                             2013-1, 1.12%, 1/15/18 (144A)                               113,538
   978,153                   Wheels SPV 2 LLC, 0.84%, 3/20/23 (144A)                     977,943
    30,272          0.45     Wilshire Mortgage Loan Trust, Floating
                             Rate Note, 5/25/28                                           29,388
   350,000                   World Financial Network Credit Card
                             Master Trust, 3.96%, 4/15/19                                352,401
10,375,000          0.55     World Financial Network Credit Card Master Trust,
                             Floating Rate Note, 12/16/19                             10,375,384
                                                                                  --------------
                                                                                  $  363,740,893
                                                                                  --------------
                             Total Banks                                          $  363,830,489
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 11.8%
                             Other Diversified Financial Services -- 4.3%
 2,711,961          0.37     321 Henderson Receivables I LLC,
                             Floating Rate Note, 6/15/41 (144A)                   $    2,647,566
    19,689                   Ascentium Equipment Receivables
                             2012-1 LLC, 1.83%, 9/15/19 (144A)                            19,695
   761,046                   Ascentium Equipment Receivables
                             2014-1 LLC, 1.04%, 1/10/17 (144A)                           760,622
 1,700,000                   Ascentium Equipment Receivables
                             2014-1 LLC, 1.58%, 10/10/18 (144A)                        1,701,763
   413,888                   AXIS Equipment Finance Receivables II LLC,
                             1.75%, 6/20/16                                              413,876
 1,108,938                   BCC Funding VIII LLC, 1.794%, 6/22/20 (144A)              1,108,245
 3,000,000          0.57     BMW Floorplan Master Owner Trust,
                             Floating Rate Note, 9/15/17 (144A)                        3,006,354
   249,944                   BMW Vehicle Lease Trust 2013-1, 0.54%, 9/21/15              249,932
 3,200,000                   Capital Auto Receivables Asset Trust
                             2013-1, 1.74%, 10/22/18                                   3,211,830
   200,000                   Chase Issuance Trust, 0.47%, 5/15/17                        200,012

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 33

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- (continued)
 1,001,000                   Chase Issuance Trust, 0.54%, 10/16/17                $    1,001,010
   950,000                   Chase Issuance Trust, 0.59%, 8/15/17                        950,468
 8,755,000                   Chase Issuance Trust, 0.79%, 6/15/17                      8,761,155
 2,700,000          0.32     Chase Issuance Trust, Floating Rate Note, 10/16/17        2,698,950
 2,500,000          0.42     Chase Issuance Trust, Floating Rate Note, 11/15/18        2,500,294
 1,350,000          0.22     Chase Issuance Trust, Floating Rate Note, 4/15/19         1,343,457
   150,000          0.42     Chase Issuance Trust, Floating Rate Note, 4/15/19           149,173
 3,000,000          0.38     Chase Issuance Trust, Floating Rate Note, 4/16/18         2,998,461
 5,102,000          0.27     Chase Issuance Trust, Floating Rate Note, 5/15/17         5,102,000
 9,130,000          0.30     Chase Issuance Trust, Floating Rate Note, 8/15/17         9,129,297
 2,310,000                   CNH Equipment Trust 2012-A, 2.09%, 8/15/18                2,333,509
 1,079,753                   CNH Equipment Trust 2013-A, 0.69%, 6/15/18                1,080,098
   301,812                   CNH Equipment Trust 2013-C, 0.63%, 1/17/17                  301,844
 1,550,000          0.77     CNH Wholesale Master Note Trust,
                             Floating Rate Note, 8/15/19 (144A)                        1,552,866
 2,100,000          2.07     Colony American Homes 2014-2,
                             Floating Rate Note, 7/19/31 (144A)                        2,097,516
 3,125,000                   Discover Card Execution Note Trust, 0.69%, 8/15/18        3,125,728
 1,700,000                   Discover Card Execution Note Trust,
                             0.86%, 11/15/17                                           1,700,891
 1,345,000          0.37     Discover Card Execution Note Trust,
                             Floating Rate Note, 1/16/18                               1,345,277
 3,915,000          0.35     Discover Card Execution Note Trust,
                             Floating Rate Note, 10/15/18                              3,913,677
 6,550,000          0.75     Discover Card Execution Note Trust,
                             Floating Rate Note, 3/15/18                               6,559,766
   752,384                   Enterprise Fleet Financing LLC, 0.72%,
                             4/20/18 (144A)                                              752,422
 1,757,011                   Enterprise Fleet Financing LLC, 0.87%, 9/20/19            1,757,031
 1,800,000                   Enterprise Fleet Financing LLC, 0.93%,
                             4/20/18 (144A)                                            1,801,256
 1,700,000          0.40     Fifth Third Auto Trust 2014-3, Floating
                             Rate Note, 5/15/17                                        1,700,071
 2,140,025                   FNA 2014-1 Trust, 1.296%, 12/10/22 (144A)                 2,139,357
   893,714          0.54     GE Business Loan Trust 2003-2 REMICS,
                             Floating Rate Note, 11/15/31 (144A)                         860,660
   627,005          0.46     GE Business Loan Trust 2004-1,
                             Floating Rate Note, 5/15/32 (144A)                          606,349
 3,210,028          0.35     GE Business Loan Trust 2006-2,
                             Floating Rate Note, 11/15/34 (144A)                       3,064,443
 1,300,000          1.02     Gracechurch Card Funding Plc,
                             Floating Rate Note, 5/15/19 (144A)                        1,310,232
 2,200,000          0.87     Gracechurch Card Funding Plc,
                             Floating Rate Note, 6/15/17 (144A)                        2,201,839

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- (continued)
   665,559                   Kubota Credit Owner Trust 2014-1, 0.58%, 2/15/17     $      665,132
 1,996,681          0.40     Mastr Asset Backed Securities Trust 2006-AB1
                             REMICS, Floating Rate Note, 2/25/36                       1,981,153
 2,345,140          0.36     Mastr Asset Backed Securities Trust
                             2006-NC1, Floating Rate Note, 1/25/36                     2,314,375
 3,980,358          0.47     Mastr Specialized Loan Trust, Floating
                             Rate Note, 1/25/36 (144A)                                 3,867,491
   397,473          0.33     Nelnet Student Loan Trust 2005-1,
                             Floating Rate Note, 10/26/20                                396,782
   947,077                   PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29                   949,202
 1,510,277                   Prestige Auto Receivables Trust 2014-1,
                             0.97%, 3/15/18 (144A)                                     1,511,288
   135,417          0.37     TAL Advantage I LLC, Floating Rate Note,
                             4/20/21 (144A)                                              134,587
 1,102,218                   TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                 1,094,951
    10,176                   World Omni Auto Receivables Trust
                             2013-B, 0.48%, 11/15/16                                      10,176
 2,650,000          0.40     World Omni Auto Receivables Trust
                             2014-B, Floating Rate Note, 1/16/18                       2,649,810
 2,500,000          0.38     World Omni Automobile Lease Securitization
                             Trust 2014-A, Floating Rate Note, 3/15/17                 2,496,908
                                                                                  --------------
                                                                                  $  106,230,847
------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.9%
   300,000          0.54     Ally Master Owner Trust, Floating Rate
                             Note, 1/16/18                                        $      299,976
 2,600,000          0.57     Ally Master Owner Trust, Floating Rate
                             Note, 6/17/19                                             2,596,935
 3,000,000          1.24     Ally Master Owner Trust, Floating Rate
                             Note, 8/15/17                                             3,008,562
 1,124,297                   Alterna Funding I LLC, 1.639%,
                             2/15/21 (144A)                                            1,125,703
   888,000          0.61     GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 10/20/17                                888,175
 2,700,000          0.62     GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 10/20/19                              2,702,279
 1,190,000          0.57     GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 4/20/18                               1,190,382
 2,000,000          0.66     GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 6/20/17                               2,000,678
   500,000          1.07     GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 6/20/17                                 500,194
 2,670,000          0.56     GE Dealer Floorplan Master Note Trust,
                             Floating Rate Note, 7/22/19                               2,667,520
    12,637                   Hercules Capital Funding Trust 2012-1,
                             3.32%, 12/16/17 (144A)                                       12,637

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 35

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Specialized Finance -- (continued)
   894,771                   NYCTL 2014-A Trust, 1.03%,
                             11/10/27 (144A)                                      $      893,697
   849,000                   Synchrony Credit Card Master Note
                             Trust, 1.51%, 6/15/18                                       850,024
 3,600,000          0.47     Synchrony Credit Card Master Note
                             Trust, Floating Rate Note, 6/15/18                        3,599,939
                                                                                  --------------
                                                                                  $   22,336,701
------------------------------------------------------------------------------------------------
                             Consumer Finance -- 6.1%
    33,300                   Ally Auto Receivables Trust 2011-3, 1.61%, 5/16/16   $       33,313
   240,962          0.40     Ally Auto Receivables Trust 2013-2,
                             Floating Rate Note, 7/15/16                                 240,934
 1,084,232          0.38     Ally Auto Receivables Trust 2014-SN1,
                             Floating Rate Note, 10/20/16                              1,083,601
 1,900,000          0.56     Ally Auto Receivables Trust 2015-SN1,
                             Floating Rate Note, 10/20/16                              1,900,000
 3,000,000                   Ally Master Owner Trust, 4.59%, 4/15/17 (144A)            3,004,212
 1,050,125                   American Credit Acceptance Receivables
                             Trust 2012-2, 4.05%, 2/15/18 (144A)                       1,050,532
   339,735                   American Credit Acceptance Receivables
                             Trust 2013-1, 1.45%, 4/16/18 (144A)                         339,862
    75,867                   American Credit Acceptance Receivables
                             Trust 2013-2, 1.32%, 2/15/17 (144A)                          75,893
 1,333,779                   American Credit Acceptance Receivables
                             Trust 2014-1, 1.14%, 3/12/18 (144A)                       1,334,228
 1,262,117                   American Credit Acceptance Receivables
                             Trust 2014-2, 0.99%, 10/10/17 (144A)                      1,261,832
   840,800                   American Credit Acceptance Receivables
                             Trust 2014-3, 0.99%, 8/10/18 (144A)                         840,296
   957,028                   American Credit Acceptance Receivables
                             Trust 2014-4, 1.23%, 7/10/18 (144A)                         957,271
    30,916                   American Credit Acceptance Receivables
                             Trust, 1.64%, 11/15/16 (144A)                                30,919
   400,000                   American Express Credit Account Master
                             Trust, 1.29%, 3/15/18 (144A)                                400,371
   350,000          0.44     American Express Credit Account Master
                             Trust, Floating Rate Note, 1/15/20                          350,187
 1,945,000          1.37     American Express Credit Account Master
                             Trust, Floating Rate Note, 2/15/18                        1,950,607
 8,890,000          0.32     American Express Credit Account Master
                             Trust, Floating Rate Note, 3/15/18                        8,890,000
 3,300,000          0.46     American Express Credit Account Master
                             Trust, Floating Rate Note, 5/15/20                        3,299,916
    74,417                   AmeriCredit Automobile Receivables Trust
                             2011-5, 2.45%, 12/8/16                                       74,444
   800,000                   AmeriCredit Automobile Receivables Trust
                             2012-1, 2.67%, 1/8/18                                       807,134

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
   431,076                   AmeriCredit Automobile Receivables
                             Trust 2013-2, 0.65%, 12/8/17                         $      430,825
   129,593                   AmeriCredit Automobile Receivables
                             Trust 2013-4, 0.74%, 11/8/16                                129,589
   991,244          0.46     AmeriCredit Automobile Receivables Trust 2014-2,
                             Floating Rate Note, 10/10/17                                990,709
 2,000,000          0.46     BA Credit Card Trust, Floating Rate Note, 1/15/20         1,999,971
 6,400,000          0.44     BA Credit Card Trust, Floating Rate Note, 9/16/19         6,401,325
 2,150,000          0.70     Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 2/18/20 (144A)                        2,156,291
 1,100,000          0.52     Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 3/16/20                               1,100,060
 3,630,000          0.77     Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 6/17/19 (144A)                        3,638,672
 2,475,000          0.87     Cabela's Credit Card Master Note Trust,
                             Floating Rate Note, 9/17/18 (144A)                        2,480,190
   194,250                   California Republic Auto Receivables
                             Trust 2012-1, 1.18%, 8/15/17 (144A)                         194,567
   234,916                   California Republic Auto Receivables
                             Trust 2013-1, 1.41%, 9/17/18 (144A)                         235,896
 3,400,000          0.25     Capital One Multi-Asset Execution Trust,
                             Floating Rate Note, 12/16/19                              3,387,315
 1,950,000          0.35     Capital One Multi-Asset Execution Trust,
                             Floating Rate Note, 2/15/19                               1,950,363
 5,470,000          0.26     Capital One Multi-Asset Execution Trust,
                             Floating Rate Note, 6/17/19                               5,457,600
 6,945,000          0.26     Capital One Multi-Asset Execution Trust,
                             Floating Rate Note, 8/15/18                               6,942,708
    19,221          0.91     Chase Funding Trust Series 2002-4,
                             Floating Rate Note, 10/25/32                                 17,803
   639,000                   Citibank Credit Card Issuance Trust, 4.55%, 6/20/17         644,710
 1,650,000                   Citibank Credit Card Issuance Trust, 5.1%, 11/20/17       1,696,667
 3,490,000          0.46     Citibank Credit Card Issuance Trust, Floating Rate
                             Note, 11/7/18                                             3,487,585
 9,931,000          0.41     Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 2/7/18                                9,930,136
17,520,000          0.27     Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 4/24/17                              17,517,547
 6,500,000          1.38     Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 5/22/17                               6,509,022
 3,500,000          0.37     Citibank Credit Card Issuance Trust,
                             Floating Rate Note, 5/9/18                                3,499,608
   338,197                   CPS Auto Receivables Trust 2013-B,
                             1.82%, 9/15/20 (144A)                                       336,714
   430,345                   CPS Auto Receivables Trust 2014-A,
                             1.21%, 8/15/18                                              428,740

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 37

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
 1,825,596                   CPS Auto Receivables Trust 2014-C,
                             1.31%, 2/15/19 (144A)                                $    1,822,943
   355,883                   CPS Auto Trust, 1.48%, 3/16/20 (144A)                       355,957
   358,246                   CPS Auto Trust, 1.82%, 12/16/19 (144A)                      359,288
   800,000                   Dell Equipment Finance Trust 2014-1,
                             0.64%, 7/22/16 (144A)                                       800,218
    15,840                   First Investors Auto Owner Trust 2012-2,
                             1.47%, 5/15/18 (144A)                                        15,864
 1,761,625                   First Investors Auto Owner Trust 2013-2,
                             1.23%, 3/15/19 (144A)                                     1,764,378
    53,125                   First Investors Auto Owner Trust 2013-3,
                             0.89%, 9/15/17 (144A)                                        53,127
 1,915,630                   First Investors Auto Owner Trust 2014-2,
                             0.86%, 8/15/18 (144A)                                     1,913,708
 2,000,000                   First Investors Auto Owner Trust 2014-3,
                             1.06%, 11/15/18 (144A)                                    1,998,087
    30,632          0.44     Ford Credit Auto Lease Trust 2013-B,
                             Floating Rate Note, 1/15/16                                  30,634
 2,097,986          0.33     Ford Credit Auto Lease Trust 2014-B,
                             Floating Rate Note, 3/15/17                               2,097,130
    44,064                   Ford Credit Auto Owner Trust 2011-B,
                             1.35%, 12/15/16                                              44,139
   508,019                   Ford Credit Auto Owner Trust 2014-A,
                             0.48%, 11/15/16                                             507,976
 2,500,000          0.42     Ford Credit Auto Owner Trust 2015-A,
                             Floating Rate Note, 1/15/18                               2,500,486
   350,000          0.55     Ford Credit Floorplan Master Owner
                             Trust A, Floating Rate Note, 1/15/18                        350,112
   900,000          0.57     Ford Credit Floorplan Master Owner
                             Trust A, Floating Rate Note, 2/15/19                        900,358
 4,300,000          0.42     Golden Credit Card Trust, Floating Rate
                             Note, 2/15/18 (144A)                                      4,296,164
   715,000          0.60     Golden Credit Card Trust, Floating Rate
                             Note, 9/15/18 (144A)                                        715,732
   190,000                   Harley-Davidson Motorcycle Trust
                             2011-1, 2.12%, 8/15/17                                      190,989
   490,801                   Harley-Davidson Motorcycle Trust
                             2012-1, 0.68%, 4/17/17                                      490,877
    88,060                   Honda Auto Receivables 2012-2
                             Owner Trust, 0.7%, 2/16/16                                   88,069
 1,789,744                   Honda Auto Receivables 2012-4
                             Owner Trust, 0.52%, 8/18/16                               1,789,565

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
   196,430                   Honda Auto Receivables 2013-1
                             Owner Trust, 0.48%, 11/21/16                         $      196,431
   744,612                   Honda Auto Receivables 2013-2
                             Owner Trust, 0.53%, 2/16/17                                 744,488
 1,709,829                   Honda Auto Receivables 2014-1
                             Owner Trust, 0.41%, 9/21/16                               1,708,957
 2,102,739                   Hyundai Auto Receivables Trust
                             2012-A, 0.95%, 12/15/16                                   2,104,953
    68,325                   Hyundai Auto Receivables Trust
                             2014-B, 0.44%, 2/15/17                                       68,322
 1,825,000          0.60     Master Credit Card Trust II, Floating
                             Rate Note, 1/22/18 (144A)                                 1,826,788
 1,236,892          0.35     Mercedes Benz Auto Lease Trust 2014-A,
                             Floating Rate Note, 6/15/16                               1,236,679
   242,194          0.44     Nissan Auto Lease Trust 2013-B, Floating
                             Rate Note, 1/15/16                                          242,200
     5,784                   Nissan Auto Receivables 2012-A
                             Owner Trust, 0.73%, 5/16/16                                   5,786
 1,803,832                   Nissan Auto Receivables 2013-A
                             Owner Trust, 0.5%, 5/15/17                                1,803,969
 3,395,000          0.64     Nissan Master Owner Trust Receivables,
                             Floating Rate Note, 5/15/17                               3,395,934
     2,209                   Volkswagen Auto Lease Trust 2013-A,
                             0.63%, 12/21/15                                               2,209
     2,888          0.43     Volkswagen Auto Lease Trust 2013-A,
                             Floating Rate Note, 12/21/15                                  2,888
 3,396,357                   Volkswagen Auto Lease Trust 2014-A,
                             0.52%, 10/20/16                                           3,395,318
   879,885          0.39     Volkswagen Auto Lease Trust 2014-A,
                             Floating Rate Note, 10/20/16                                879,442
   295,000                   Volvo Financial Equipment LLC Series
                             2012-1, 2.38%, 9/16/19 (144A)                               296,468
 1,127,819                   Volvo Financial Equipment LLC Series
                             2013-1, 0.74%, 3/15/17 (144A)                             1,127,832
 1,245,524                   Volvo Financial Equipment LLC Series
                             2014-1, 0.54%, 11/15/16 (144A)                            1,244,956
                                                                                  --------------
                                                                                  $  152,859,586
------------------------------------------------------------------------------------------------
                             Asset Management
                             & Custody Banks -- 0.1%
   967,077                   Horizon Funding Trust 2013-1, 3.0%,
                             5/15/18 (144A)                                       $      972,517
   655,456                   Navitas Equipment Receivables LLC
                             2013-1, 1.95%, 11/15/16                                     655,433
                                                                                  --------------
                                                                                  $    1,627,950
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 39

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.4%
   928,047          0.92     Chesapeake Funding LLC, Floating Rate
                             Note, 11/7/23 (144A)                                 $      928,664
   250,000          2.17     Chesapeake Funding LLC, Floating Rate
                             Note, 11/7/23 (144A)                                        250,580
 2,500,000          0.67     Chesapeake Funding LLC, Floating Rate
                             Note, 2/7/27 (144A)                                       2,500,105
 1,000,000          1.92     Chesapeake Funding LLC, Floating Rate
                             Note, 2/7/27 (144A)                                       1,000,000
 2,250,000          0.60     Chesapeake Funding LLC, Floating Rate
                             Note, 3/7/26                                              2,248,382
   947,427          1.42     Chesapeake Funding LLC, Floating Rate
                             Note, 4/7/24 (144A)                                         950,980
 1,146,527          0.62     Chesapeake Funding LLC, Floating Rate
                             Note, 5/7/24 (144A)                                       1,146,812
   200,000          1.32     Chesapeake Funding LLC, Floating Rate
                             Note, 5/7/24 (144A)                                         200,738
   932,177          0.36     CLI Funding LLC, Floating Rate Note,
                             8/18/21 (144A)                                              925,583
                                                                                  --------------
                                                                                  $   10,151,844
                                                                                  --------------
                             Total Diversified Financials                         $  293,206,928
------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.0%+
                             Real Estate Services -- 0.0%+
   501,835          0.36     HSI Asset Securitization Corp., Trust 2006-OPT1,
                             Floating Rate Note, 12/25/35                         $      491,512
                                                                                  --------------
                             Total Real Estate                                    $      491,512
------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.2%
 3,238,621          2.17     Fannie Mae Connecticut Avenue Securities,
                             Floating Rate Note, 10/25/23                         $    3,280,937
   705,340                   Federal Home Loan Banks, 2.9%, 4/20/17                      727,380
 1,674,510          1.62     Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 11/25/23                       1,676,650
   577,380          0.82     Fremont Home Loan Trust 2005-B,
                             Floating Rate Note, 4/25/35                                 576,281
                                                                                  --------------
                                                                                  $    6,261,248
                                                                                  --------------
                             Total Government                                     $    6,261,248
------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $676,370,169)                                  $  677,404,555
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 31.2%
                             TRANSPORTATION -- 0.1%
                             Trucking -- 0.1%
   854,408          0.72     Hertz Fleet Lease Funding LP, Floating
                             Rate Note, 12/10/27 (144A)                           $      854,670
   500,000          1.23     Hertz Fleet Lease Funding LP, Floating
                             Rate Note, 12/10/27 (144A)                                  501,314
                                                                                  --------------
                                                                                  $    1,355,984
                                                                                  --------------
                             Total Transportation                                 $    1,355,984
------------------------------------------------------------------------------------------------
                             BANKS -- 23.8%
                             Thrifts & Mortgage Finance -- 23.8%
   401,091                   A10 Securitization 2013-1 LLC, 2.4%,
                             11/17/25 (144A)                                      $      402,420
 2,500,000          1.62     ACRE Commercial Mortgage Trust 2014-FL2,
                             Floating Rate Note, 8/15/31 (144A)                        2,495,069
 4,114,212          1.17     ACRE Commercial Mortgage Trust 2014-FL2,
                             Floating Rate Note, 8/15/31 (144A)                        4,108,028
 1,228,077          0.45     Adjustable Rate Mortgage Trust
                             2005-5, Floating Rate Note, 9/25/35                       1,147,685
   551,450          0.80     Alternative Loan Trust 2003-3T1,
                             Floating Rate Note, 5/25/33                                 542,750
   376,324                   Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34             380,839
 2,255,082          0.75     Alternative Loan Trust 2004-6CB,
                             Floating Rate Note, 4/25/34                               2,184,449
 1,000,000          1.07     Alternative Loan Trust 2004-J13,
                             Floating Rate Note, 2/25/35                                 966,997
 1,500,000          1.60     American Homes 4 Rent 2014-SFR1,
                             Floating Rate Note, 6/17/31 (144A)                        1,486,260
 3,000,000          0.00     Apidos CDO, Floating Rate Note, 7/15/23 (144A) (d)        3,000,000
 3,800,000          1.90     Arbor Realty Collateralized Loan Obligation 2015-FL1,
                             Ltd., Floating Rate Note, 3/15/25 (144A)                  3,800,000
 2,011,237          1.66     Arran Residential Mortgages Funding 2010-1 Plc,
                             Floating Rate Note, 5/16/47 (144A)                        2,021,686
 2,211,382          0.43     ASG Resecuritization Trust 2010-3,
                             Floating Rate Note, 12/29/45 (144A)                       2,127,856
 3,613,000          2.37     BAMLL Commercial Mortgage Securities Trust
                             2014-FL1, Floating Rate Note, 12/17/31 (144A)             3,624,346
 1,920,000          1.27     BAMLL Commercial Mortgage Securities Trust
                             2014-ICTS, Floating Rate Note, 6/15/28 (144A) (e)         1,912,752
 5,040,000          5.37     Banc of America Commercial Mortgage Trust 2006-1,
                             Floating Rate Note, 9/10/45                               5,113,529
 3,590,000          5.46     Banc of America Commercial Mortgage Trust 2006-1,
                             Floating Rate Note, 9/10/45                               3,679,782
 1,476,395          0.54     Banc of America Funding 2004-B Trust,
                             Floating Rate Note, 12/20/34                              1,440,748

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 41

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 4,050,577                   Banc of America Merrill Lynch Commercial
                             Mortgage, Inc., 4.933%, 7/10/45                      $    4,067,520
 6,072,854          5.12     Banc of America Merrill Lynch Commercial
                             Mortgage, Inc., Floating Rate Note, 10/10/45              6,103,224
 5,057,395          5.18     Banc of America Merrill Lynch Commercial
                             Mortgage, Inc., Floating Rate Note, 9/10/47               5,115,115
   102,464          3.13     Banc of America Mortgage 2003-A
                             Trust, Floating Rate Note, 2/25/33                          101,470
   368,493          2.62     Banc of America Mortgage 2003-F
                             Trust, Floating Rate Note, 7/25/33                          369,976
 1,732,303          2.67     Banc of America Mortgage 2004-D
                             Trust, Floating Rate Note, 5/25/34                        1,734,852
   413,601          2.50     Banc of America Mortgage 2004-I
                             Trust, Floating Rate Note, 10/25/34                         402,395
 3,184,089          1.17     Bayview Commercial Asset Trust 2008-1,
                             Floating Rate Note, 1/25/38 (144A)                        3,171,489
 3,150,000          0.00     BBCMS Trust 2015-SLP, Floating Rate
                             Note, 2/15/28 (144A) (d)                                  3,149,587
 1,940,735          2.78     BCAP LLC 2009-RR13-I Trust, Floating
                             Rate Note, 9/26/35 (144A)                                 1,987,352
   759,725          0.00     BCAP LLC 2013-RR3 Trust, Floating
                             Rate Note, 5/28/36 (144A) (d)                               765,474
 1,064,418          2.97     BCAP LLC 2013-RR7 Trust, Floating
                             Rate Note, 12/27/34                                       1,101,766
    56,164          2.68     Bear Stearns ALT-A Trust 2003-3,
                             Floating Rate Note, 10/25/33                                 56,122
 1,110,779          1.01     Bear Stearns ALT-A Trust 2004-11,
                             Floating Rate Note, 11/25/34                              1,087,336
 2,023,899          0.87     Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                               1,978,617
 1,282,544          1.01     Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                               1,163,652
 3,155,286          1.01     Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                               3,051,058
 3,135,483          0.87     Bear Stearns ALT-A Trust 2004-12,
                             Floating Rate Note, 1/25/35                               3,045,978
   483,659          0.91     Bear Stearns ALT-A Trust 2004-13,
                             Floating Rate Note, 11/25/34                                480,177
 2,647,407          0.77     Bear Stearns ALT-A Trust 2004-4,
                             Floating Rate Note, 6/25/34                               2,534,882
   951,746          0.87     Bear Stearns ALT-A Trust 2004-8,
                             Floating Rate Note, 9/25/34                                 923,436
 1,231,956          2.55     Bear Stearns ARM Trust 2003-3,
                             Floating Rate Note, 5/25/33                               1,235,702
   374,444          2.75     Bear Stearns ARM Trust 2004-3,
                             Floating Rate Note, 7/25/34                                 369,388

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   551,328          2.16     Bear Stearns ARM Trust 2005-5,
                             Floating Rate Note, 8/25/35                          $      556,258
   281,560          1.27     Bear Stearns Asset Backed Securities Trust 2003-AC5,
                             Floating Rate Note, 10/25/33                                260,383
 3,274,895          5.40     Bear Stearns Commercial Mortgage Securities
                             Trust 2005-PWR10, Floating Rate Note, 12/11/40            3,327,126
 1,330,000                   Bear Stearns Commercial Mortgage Securities
                             Trust 2005-PWR8, 4.75%, 6/11/41                           1,336,480
 5,452,076                   Bear Stearns Commercial Mortgage Securities
                             Trust 2005-PWR9, 4.871%, 9/11/42                          5,478,126
 3,751,000          4.99     Bear Stearns Commercial Mortgage Securities
                             Trust 2005-PWR9, Floating Rate Note, 9/11/42              3,806,151
 8,183,297          5.14     Bear Stearns Commercial Mortgage Securities
                             Trust 2005-TOP20, Floating Rate Note, 10/12/42            8,253,976
   712,136                   Bear Stearns Commercial Mortgage Securities
                             Trust 2006-PWR14, 5.171%, 12/11/38                          723,756
   423,492          3.10     Bear Stearns Mortgage Securities, Inc.,
                             Floating Rate Note, 6/25/30                                 432,485
 1,375,000          1.92     Boca Hotel Portfolio Trust 2013-BOCA,
                             Floating Rate Note, 8/17/26 (144A)                        1,375,000
   171,441                   CAM Mortgage Trust 2014-2, 2.6%,
                             12/15/53 (Step) (144A)                                      171,427
 3,300,000          2.02     Carefree Portfolio Trust 2014-CARE,
                             Floating Rate Note, 11/15/29 (144A)                       3,304,731
 1,028,911          0.52     Castle Garden Funding, Floating Rate
                             Note, 10/27/20 (144A)                                     1,028,041
 2,959,373          5.23     CD 2005-CD1 Commercial Mortgage
                             Trust, Floating Rate Note, 7/15/44                        2,973,507
 4,860,000          2.67     CDGJ Commercial Mortgage Trust 2014-BXCH,
                             Floating Rate Note, 12/15/27 (144A)                       4,866,799
 1,050,000          1.37     CGBAM Commercial Mortgage Trust 2014-HD,
                             Floating Rate Note, 2/18/31 (144A)                        1,047,549
 5,670,000          1.12     CG-CCRE Commercial Mortgage Trust 2014-FL1,
                             Floating Rate Note, 6/16/31 (144A)                        5,664,188
 6,770,000          2.07     CGWF Commercial Mortgage Trust 2013-RKWH
                             REMICS, Floating Rate Note, 11/15/30 (144A)               6,776,432
   266,781                   Chase Mortgage Finance Trust Series
                             2005-S1, 5.5%, 5/25/35                                      270,555
   117,072          0.50     Chevy Chase Funding LLC Mortgage-Backed
                             Certificates Series 2004-1, Floating Rate Note,
                             1/25/35 (144A)                                              106,026
    55,283          0.47     Chevy Chase Funding LLC Mortgage-Backed
                             Certificates Series 2004-3, Floating Rate Note,
                             8/25/35 (144A)                                               50,803
   270,909          0.72     CHL Mortgage Pass-Through Trust
                             2003-11, Floating Rate Note, 5/25/33                        266,302

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 43

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   557,890          0.67     CHL Mortgage Pass-Through Trust 2003-15 REMICS,
                             Floating Rate Note, 6/25/18                          $      552,951
    44,161          0.57     CHL Mortgage Pass-Through Trust
                             2003-J7, Floating Rate Note, 8/25/18                         43,062
   267,985          0.52     CIFC Funding 2007-I, Ltd., Floating
                             Rate Note, 5/10/21 (144A)                                   264,914
    14,322                   Citicorp Mortgage Securities REMICS Pass-Through
                             Certificates Trust Series 2005-4, 5.0%, 7/25/20              14,894
 1,140,692                   Citicorp Mortgage Securities REMICS Pass-Through
                             Certificates Trust Series 2005-7, 5.0%, 10/25/35          1,165,669
   197,690          0.34     Citigroup Commercial Mortgage Trust 2007-FL3,
                             Floating Rate Note, 4/15/22 (144A)                          197,638
 1,982,362          0.38     Citigroup Commercial Mortgage Trust 2007-FL3,
                             Floating Rate Note, 4/15/22 (144A)                        1,980,060
   497,205          0.42     Citigroup Commercial Mortgage Trust 2007-FL3,
                             Floating Rate Note, 4/15/22 (144A)                          496,584
 1,105,112          0.47     Citigroup Commercial Mortgage Trust 2007-FL3,
                             Floating Rate Note, 4/15/22 (144A)                        1,103,411
 2,300,383                   Citigroup Mortgage Loan Trust 2010-4
                             REMICS, 5.0%, 10/25/35 (144A)                             2,402,145
   768,292          1.17     Citigroup Mortgage Loan Trust 2010-7 REMICS,
                             Floating Rate Note, 9/25/37 (144A)                          768,069
     7,310                   Citigroup Mortgage Loan Trust, Inc., 6.5%, 6/25/16            7,335
   950,000          4.65     City Center Trust 2011-CCHP, Floating
                             Rate Note, 7/17/28 (144A)                                   954,226
 1,352,655          0.78     CNL Commercial Mortgage Loan Trust 2002-1,
                             Floating Rate Note, 10/25/28 (144A)                       1,298,549
   342,895          0.62     CNL Commercial Mortgage Loan Trust 2003-2,
                             Floating Rate Note, 10/25/30 (144A)                         297,034
 2,300,000          2.10     Colony American Homes 2014-1,
                             Floating Rate Note, 5/19/31 (144A)                        2,293,042
 1,175,647          5.12     COMM 2005-C6 Mortgage Trust,
                             Floating Rate Note, 6/10/44                               1,181,215
 6,607,413          5.17     COMM 2005-C6 Mortgage Trust,
                             Floating Rate Note, 6/10/44                               6,659,222
 1,270,707          1.69     COMM 2013-FL3 Mortgage Trust,
                             Floating Rate Note, 10/13/28 (144A)                       1,273,581
 4,970,000          2.32     COMM 2014-FL5 Mortgage Trust,
                             Floating Rate Note, 10/15/31 (144A)                       4,953,783
 5,740,000          1.83     COMM 2014-KYO Mortgage Trust,
                             Floating Rate Note, 6/11/27 (144A)                        5,727,848
 2,722,000          1.77     COMM 2014-PAT Mortgage Trust,
                             Floating Rate Note, 8/13/27 (144A)                        2,710,482
 5,454,000          1.92     COMM 2014-SAVA Mortgage Trust,
                             Floating Rate Note, 6/15/34 (144A)                        5,441,270

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 6,150,000          1.77     COMM 2014-TWC Mortgage Trust,
                             Floating Rate Note, 2/13/32 (144A)                   $    6,150,400
   838,163          2.11     Commercial Mortgage Pass Through Certificates,
                             Floating Rate Note, 11/19/26 (144A)                         837,940
 3,500,000          1.60     Commercial Mortgage Pass Through Certificates,
                             Floating Rate Note, 11/19/26 (144A)                       3,499,072
   461,260          4.89     Commercial Mortgage Trust 2005-GG3,
                             Floating Rate Note, 8/10/42                                 461,175
 6,995,000          5.28     Commercial Mortgage Trust 2005-GG5,
                             Floating Rate Note, 4/10/37                               7,100,457
 5,671,584          5.47     Credit Suisse Commercial Mortgage Trust
                             Series 2006-C1, Floating Rate Note, 2/15/39               5,784,279
 2,387,569          5.65     Credit Suisse Commercial Mortgage Trust
                             Series 2006-C2, Floating Rate Note, 3/15/39               2,461,853
 6,197,132          5.23     Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 12/17/40                              6,248,642
   352,836          0.91     Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 6/25/34                                 343,097
 4,682,633          5.10     Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 8/15/38                               4,695,299
 1,742,713          0.44     Credit Suisse First Boston Mortgage Securities, 05-6,
                             Floating Rate Note, 7/25/35                               1,689,517
 1,282,137          2.69     Credit Suisse Mortgage Capital Certificates REMICS,
                             Floating Rate Note, 7/27/36 (144A)                        1,304,842
 2,300,000           N/A     Credit Suisse Mortgage Capital Certificates, Floating
                             Rate Note, 3/15/17 (144A)                                 2,299,857
 6,470,000          1.37     CSMC Series 2014-ICE, Floating Rate
                             Note, 4/15/27 (144A)                                      6,442,593
 2,400,000          1.97     CSMC Trust 2014-SURF REMICS, Floating
                             Rate Note, 2/15/29 (144A)                                 2,392,807
 2,400,000          0.00     CSMC Trust 2014-SURF, Floating Rate
                             Note, 2/15/29 (144A) (d)                                  2,392,807
 1,460,000          1.47     Del Coronado Trust 2013-DEL, Floating
                             Rate Note, 3/16/26 (144A)                                 1,457,944
 2,500,000          0.91     Eaton Vance CDO IX, Ltd., Floating Rate
                             Note, 4/20/19 (144A)                                      2,467,945
 1,850,000          1.77     EQTY 2014-INNS Mortgage Trust REMICS,
                             Floating Rate Note, 5/8/31 (144A)                         1,832,399
 3,530,000          1.37     EQTY 2014-INNS Mortgage Trust,
                             Floating Rate Note, 5/8/31 (144A)                         3,490,044
   900,000          0.87     Extended Stay America Trust 2013-ESH,
                             Floating Rate Note, 12/5/31 (144A)                          896,298
   800,000          1.27     Extended Stay America Trust 2013-ESH,
                             Floating Rate Note, 12/5/31 (144A)                          797,997
   875,553          2.59     First Horizon Mortgage Pass-Through Trust
                             2003-AR3, Floating Rate Note, 9/25/33                       873,991

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 45

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,750,000          0.71     Fore CLO, Ltd., Floating Rate Note, 7/20/19 (144A)   $    1,729,644
 1,700,000          4.97     GE Capital Commercial Mortgage Corp.,
                             Floating Rate Note, 7/10/45                               1,702,176
   775,807                   Global Mortgage Securitization, Ltd.,
                             5.25%, 4/25/32 (144A)                                       749,383
   461,803          0.49     Global Mortgage Securitization, Ltd.,
                             Floating Rate Note, 11/25/32 (144A)                         447,751
 2,579,888          0.44     Global Mortgage Securitization, Ltd.,
                             Floating Rate Note, 4/25/32 (144A)                        2,476,352
 5,020,885          5.23     GMAC Commercial Mortgage Securities, Inc.,
                             Series 2006-C1 Trust, Floating Rate Note, 11/10/45        5,107,746
    37,762          5.30     GMAC Commercial Mortgage Securities, Inc.,
                             Series 2004-C2 Trust, Floating Rate Note, 8/10/38            37,797
 3,350,000          1.47     GP Portfolio Trust 2014-GGP, Floating
                             Rate Note, 2/16/27 (144A)                                 3,348,992
 3,550,000          5.55     GS Mortgage Securities Trust 2006-GG6
                             REMICS, Floating Rate Note, 4/10/38                       3,607,535
 1,690,000          1.92     GS Mortgage Securities Trust 2014-GSFL,
                             Floating Rate Note, 7/15/31 (144A)                        1,693,363
 1,319,874          0.95     GSAA Home Equity Trust 2004-6,
                             Floating Rate Note, 6/25/34                               1,303,806
   252,067          0.91     GSAA Home Equity Trust 2004-8,
                             Floating Rate Note, 9/25/34                                 251,579
    91,037          2.37     GSR Mortgage Loan Trust 2003-9,
                             Floating Rate Note, 8/25/33                                  92,393
   693,769          2.70     HarborView Mortgage Loan Trust
                             2004-1, Floating Rate Note, 4/19/34                         689,085
   253,779          1.30     HarborView Mortgage Loan Trust
                             2004-4, Floating Rate Note, 6/19/34                         245,582
   839,787          1.90     Holmes Master Issuer Plc, Floating
                             Rate Note, 10/15/54 (144A)                                  840,186
 4,396,712          0.81     Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 3/25/34                               4,216,139
   971,953          0.52     Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 6/25/34                                 956,665
 1,860,222          0.62     Homestar Mortgage Acceptance Corp.,
                             Floating Rate Note, 7/25/34                               1,844,683
 1,800,000          1.88     Hyatt Hotel Portfolio Trust 2015-HYT,
                             Floating Rate Note, 11/15/29 (144A)                       1,802,855
   487,489          1.07     Impac CMB Trust Series 2003-8,
                             Floating Rate Note, 10/25/33                                470,186
 2,092,527          0.81     Impac CMB Trust Series 2004-4,
                             Floating Rate Note, 9/25/34                               1,997,414
 1,823,815          0.79     Impac CMB Trust Series 2004-4,
                             Floating Rate Note, 9/25/34                               1,741,457

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   576,261          1.01     Impac CMB Trust Series 2004-5,
                             Floating Rate Note, 8/25/34                          $      565,044
   477,639          0.97     Impac CMB Trust Series 2004-6,
                             Floating Rate Note, 10/25/34                                454,361
 2,289,503          0.91     Impac CMB Trust Series 2004-7,
                             Floating Rate Note, 11/25/34                              2,171,914
 1,750,936          0.99     Impac CMB Trust Series 2004-8,
                             Floating Rate Note, 8/25/34                               1,688,310
   255,360          2.80     Impac CMB Trust Series 2004-8,
                             Floating Rate Note, 8/25/34                                 239,312
   727,504          0.97     Impac Secured Assets CMN Owner
                             Trust, Floating Rate Note, 11/25/34                         721,585
 2,132,610          0.52     Impac Secured Assets Trust 2006-1,
                             Floating Rate Note, 5/25/36                               2,063,657
   975,819          0.52     Impac Secured Assets Trust 2006-2,
                             Floating Rate Note, 8/25/36                                 959,399
   801,240          0.37     Impac Secured Assets Trust 2006-5,
                             Floating Rate Note, 12/25/36                                751,509
 1,800,000          2.10     Invitation Homes 2013-SFR1 Trust,
                             Floating Rate Note, 12/19/30 (144A)                       1,796,965
   131,081          6.45     JP Morgan Chase Commercial Mortgage Securities
                             Corp., Pass-Through Certificates Series 2002 CIBC4,
                             Floating Rate Note, 5/12/34                                 135,704
   223,543          4.84     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2004-LN2, Floating Rate Note, 7/15/41                 223,159
   958,695                   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP2 REMICS, 4.738%, 7/15/42                     957,280
 3,770,000                   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP2, 4.78%, 7/15/42                           3,775,621
 6,608,305          4.94     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP3 REMICS, Floating Rate
                             Note, 8/15/42                                             6,628,381
 2,670,000          5.01     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP3, Floating Rate Note, 8/15/42              2,698,598
 3,950,000          5.04     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP4, Floating Rate Note, 10/15/42             3,979,242
 5,864,492          5.23     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP5, Floating Rate Note, 12/15/44             5,928,597
 1,677,103          0.45     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-FL2, Floating Rate Note,
                             11/15/18 (144A)                                           1,660,044
   167,333          0.53     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-FL2, Floating Rate Note,
                             11/15/18 (144A)                                             161,468

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 47

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 2,712,000          5.56     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2006-LDP6,
                             Floating Rate Note, 4/15/43                          $    2,789,916
    74,132          0.33     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2006-LDP9,
                             Floating Rate Note, 5/15/47                                  74,107
     4,908          5.69     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2007-CIBC19,
                             Floating Rate Note, 2/12/49                                   4,908
 4,975,000          0.95     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2013-JWRZ,
                             Floating Rate Note, 4/15/30 (144A)                        4,973,940
 5,600,000          1.42     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-BXH,
                             Floating Rate Note, 4/15/27 (144A)                        5,595,010
 4,280,000          1.57     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-CBM,
                             Floating Rate Note, 10/15/29 (144A)                       4,261,096
 3,510,000          1.67     JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FBLU REMICS, Floating Rate Note,
                             12/15/28 (144A)                                           3,512,155
 2,910,000          2.17     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-FBLU,
                             Floating Rate Note, 12/15/28 (144A)                       2,912,820
 1,500,000          1.92     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-FL4,
                             Floating Rate Note, 12/16/30 (144A)                       1,501,197
 4,240,000          1.57     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-FL6,
                             Floating Rate Note, 11/17/31 (144A)                       4,236,474
 3,750,000          1.09     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-INN,
                             Floating Rate Note, 6/15/29 (144A)                        3,738,761
 3,500,000          1.87     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-INN,
                             Floating Rate Note, 6/15/29 (144A)                        3,482,885
 3,770,000          1.78     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2014-PHH,
                             Floating Rate Note, 8/16/27 (144A)                        3,768,722
 4,000,000          2.43     JP Morgan Chase Commercial
                             Mortgage Securities Trust 2015-COSMO,
                             Floating Rate Note, 1/15/32 (144A)                        4,001,263
 1,432,133          2.05     JP Morgan Mortgage Trust 2003-A1,
                             Floating Rate Note, 10/25/33                              1,428,031

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 4,126,918          1.66     Lanark Master Issuer Plc, Floating
                             Rate Note, 12/22/54 (144A)                           $    4,168,339
 1,132,197          0.76     Lanark Master Issuer Plc, Floating
                             Rate Note, 12/22/54 (144A)                                1,133,216
   107,390                   LB-UBS Commercial Mortgage Trust
                             2004-C1, 4.568%, 1/15/31                                    109,249
   255,175                   LB-UBS Commercial Mortgage Trust
                             2005-C3, 4.739%, 7/15/30                                    255,445
 2,392,355                   LB-UBS Commercial Mortgage Trust
                             2005-C5, 4.954%, 9/15/30                                  2,393,721
 4,433,896          5.20     LB-UBS Commercial Mortgage Trust 2005-C7
                             REMICS, Floating Rate Note, 11/15/30                      4,454,912
 5,267,861                   LB-UBS Commercial Mortgage Trust
                             2006-C1 REMICS, 5.156%, 2/15/31                           5,344,382
   161,281                   LEAF Receivables Funding 9 LLC, 0.88%,
                             11/15/15 (144A)                                             161,281
 1,005,038          1.12     Lehman Brothers Small Balance Commercial
                             Mortgage Trust 2007-3 Class 1A4, Floating Rate
                             Note, 10/25/37 (144A)                                       999,148
 1,515,921          1.22     Lehman Brothers Small Balance Commercial
                             Mortgage Trust 2007-3, Floating Rate Note,
                             10/25/37 (144A)                                           1,475,451
 1,743,320          0.42     Lehman Brothers Small Balance Commercial,
                             Floating Rate Note, 2/25/30 (144A)                        1,647,316
 1,109,305          0.39     Lehman Brothers Small Balance Commercial,
                             Floating Rate Note, 4/25/31 (144A)                        1,032,510
 2,340,020          0.40     Lehman Brothers Small Balance Commercial,
                             Floating Rate Note, 4/25/31 (144A)                        2,189,297
 1,765,373          0.42     Lehman Brothers Small Balance Commercial,
                             Floating Rate Note, 9/25/30 (144A)                        1,659,431
 2,818,091          0.87     Lehman XS Trust Series 2005-2,
                             Floating Rate Note, 8/25/35                               2,660,221
   750,087          2.04     MASTR Adjustable Rate Mortgages Trust
                             2003-3, Floating Rate Note, 9/25/33                         753,153
 1,637,798          0.52     MASTR Alternative Loan Trust 2005-1,
                             Floating Rate Note, 2/25/35                               1,602,785
   191,679          0.57     MASTR Asset Securitization Trust
                             2003-6, Floating Rate Note, 7/25/18                         185,492
 1,983,009          0.65     Mellon Residential Funding Corp., Mortgage
                             Pass-Through Trust Series 2000 TBC2,
                             Floating Rate Note, 6/15/30                               1,881,753
 1,197,177          0.61     Mellon Residential Funding Corp., Mortgage
                             Pass-Through Trust Series 2000-TBC3, Floating Rate
                             Note, 12/15/30                                            1,141,184
   610,822          2.35     Merrill Lynch Mortgage Investors Trust Series 2005-2,
                             Floating Rate Note, 10/25/35                                616,316

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 49

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,612,364          1.20     Merrill Lynch Mortgage Investors Trust Series
                             MLCC 2003-A, Floating Rate Note, 3/25/28             $    1,502,244
 1,484,730          0.85     Merrill Lynch Mortgage Investors Trust Series
                             MLCC 2003-B, Floating Rate Note, 4/25/28                  1,436,735
 1,975,561          0.83     Merrill Lynch Mortgage Investors Trust Series
                             MLCC 2003-C REMICS, Floating Rate Note, 6/25/28           1,878,017
 1,593,615          1.06     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-C, Floating Rate Note, 6/25/28                       1,571,091
 1,785,254          0.79     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-E, Floating Rate Note, 10/25/28                      1,704,263
   234,403          1.89     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-G, Floating Rate Note, 1/25/29                         233,777
 1,369,765          0.81     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-H, Floating Rate Note, 1/25/29                       1,347,279
 1,887,338          0.63     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-A REMICS, Floating Rate Note, 4/25/29                1,810,422
   438,370          0.87     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-B, Floating Rate Note, 5/25/29                         425,306
 2,081,548          0.73     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-C, Floating Rate Note, 7/25/29                       1,933,259
   125,783          1.36     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-C, Floating Rate Note, 7/25/29                         120,019
   735,905          2.10     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-D, Floating Rate Note, 9/25/29                         734,753
 2,079,675          1.11     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-E, Floating Rate Note, 11/25/29                      2,006,674
 2,730,520          0.73     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-G, Floating Rate Note, 1/25/30                       2,562,085
   931,687          0.96     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-G, Floating Rate Note, 1/25/30                         904,980
 2,409,529          0.63     Merrill Lynch Mortgage Investors Trust Series MLCC
                             2005-A, Floating Rate Note, 3/25/30                       2,337,603
 1,587,903          5.05     Merrill Lynch Mortgage Trust 2005-CIP1,
                             Floating Rate Note, 7/12/38                               1,592,883
 5,752,151          5.28     Merrill Lynch Mortgage Trust 2005-CKI1,
                             Floating Rate Note, 11/12/37                              5,800,049
 5,400,238          5.29     Merrill Lynch Mortgage Trust 2005-LC1,
                             Floating Rate Note, 1/12/44                               5,486,729
 1,555,734          4.75     Merrill Lynch Mortgage Trust 2005-MCP1,
                             Floating Rate Note, 6/12/43                               1,556,500
  166,718           5.30     Morgan Stanley Capital I Trust 2004-IQ8,
                             Floating Rate Note, 6/15/40                                 166,626
 2,900,000          5.07     Morgan Stanley Capital I Trust 2005-HQ6
                             REMICS, Floating Rate Note, 8/13/42                       2,910,617
 1,991,112          5.23     Morgan Stanley Capital I Trust 2005-IQ10,
                             Floating Rate Note, 9/15/42                               1,997,019

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 3,389,526                   Morgan Stanley Capital I Trust
                             2005-TOP19, 4.89%, 6/12/47                           $    3,392,939
 3,200,000          5.79     Morgan Stanley Capital I Trust 2006-HQ9,
                             Floating Rate Note, 7/12/44                               3,355,328
 1,960,000          5.16     Morgan Stanley Capital I Trust 2006-TOP21,
                             Floating Rate Note, 10/12/52                              1,986,842
 2,204,781          5.88     Morgan Stanley Capital I Trust 2006-TOP23,
                             Floating Rate Note, 8/12/41                               2,306,404
 2,996,836          0.44     Morgan Stanley Mortgage Loan Trust
                             2005-5AR, Floating Rate Note, 9/25/35                     2,972,816
 2,048,329          0.45     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                             Floating Rate Note, 11/25/35                              1,973,673
   624,699          0.44     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                             Floating Rate Note, 11/25/35                                620,715
    40,356          0.52     Morgan Stanley Re-REMIC Trust 2010-R4,
                             Floating Rate Note, 7/26/36 (144A)                           40,339
 2,015,636          0.95     MortgageIT Trust 2004-1, Floating
                             Rate Note, 11/25/34                                       1,951,760
 6,258,339          0.91     MortgageIT Trust 2004-2, Floating
                             Rate Note, 12/25/34                                       6,110,048
 1,634,621          0.43     MortgageIT Trust 2005-2, Floating
                             Rate Note, 5/25/35                                        1,556,383
   800,447          0.50     NewStar Commercial Loan Trust 2007-1,
                             Floating Rate Note, 9/30/22 (144A)                          787,813
 2,029,439          2.02     NorthStar 2013-1, Floating Rate Note,
                             8/27/29 (144A)                                            2,031,343
 4,781,671          0.48     Opteum Mortgage Acceptance Corp Trust
                             2005-4, Floating Rate Note, 11/25/35                      4,482,544
 1,244,174                   ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                   1,244,174
   527,545                   ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)               527,381
 5,200,000          2.32     RAIT 2014-FL2 Trust, Floating Rate Note,
                             5/15/31 (144A)                                            5,140,746
 3,466,193          1.42     RAIT 2014-FL3 Trust, Floating Rate Note,
                             12/15/31 (144A)                                           3,491,324
    79,795          0.72     RALI Series 2002-QS16 Trust, Floating
                             Rate Note, 10/25/17                                          77,021
   716,779          0.57     RALI Series 2003-QS10 Trust, Floating
                             Rate Note, 5/25/33                                          708,296
 2,042,879          0.67     RALI Series 2003-QS11 Trust, Floating
                             Rate Note, 6/25/33                                        1,905,602
   908,421          0.62     RALI Series 2003-QS22 Trust, Floating
                             Rate Note, 12/26/33                                         838,855
   851,587          0.62     RALI Series 2003-QS5 Trust, Floating
                             Rate Note, 3/25/18                                          830,700
 1,173,274          0.62     RALI Series 2003-QS9 Trust, Floating
                             Rate Note, 5/25/18                                        1,144,490

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 51

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
   633,775                   RALI Series 2004-QR1 Trust, 5.25%, 10/25/34          $      634,841
     2,474          0.72     RALI Series 2004-QS1 Trust, Floating
                             Rate Note, 1/25/34                                            2,473
   549,555                   RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                  561,827
   446,866          0.77     RALI Series 2004-QS5 Trust, Floating
                             Rate Note, 4/25/34                                          441,766
 3,353,562          0.47     RALI Series 2005-QA1 Trust, Floating
                             Rate Note, 1/25/35                                        3,198,078
 2,491,034          0.67     RBSSP Resecuritization Trust 2009-5,
                             Floating Rate Note, 8/25/37 (144A)                        2,386,437
   671,746          0.52     Regatta Funding, Ltd., Floating Rate
                             Note, 6/15/20 (144A)                                        668,313
 2,008,962          1.62     RESI Finance LP 2003-CB1, Floating
                             Rate Note, 7/9/35                                         1,916,569
 2,537,711          0.97     RESI MAC, 2014-1A, Floating Rate Note,
                             6/12/19 (144A)                                            2,539,767
   612,374          0.62     Residential Asset Securitization Trust
                             2003-A15, Floating Rate Note, 2/25/34                       564,037
   379,175          0.57     Residential Asset Securitization Trust
                             2003-A2, Floating Rate Note, 5/25/33                        347,830
 4,920,000          1.23     Resource Capital Corp., 2014-CRE2, Ltd.,
                             Floating Rate Note, 4/15/32 (144A)                        4,891,233
 3,000,000          2.32     Resource Capital Corp., CRE Notes 2013, Ltd.,
                             Floating Rate Note, 6/15/16 (144A)                        3,002,766
 3,302,310                   Selene Non-Performing Loans LLC,
                             2.9814%, 5/25/54 (Step) (144A)                            3,269,429
   116,557          0.94     Sequoia Mortgage Trust 10, Floating
                             Rate Note, 10/20/27                                         109,453
   472,386          1.00     Sequoia Mortgage Trust 2003-2, Floating
                             Rate Note, 6/20/33                                          458,894
 2,336,434          0.80     Sequoia Mortgage Trust 2003-5, Floating
                             Rate Note, 9/20/33                                        2,204,849
   273,658          0.82     Sequoia Mortgage Trust 2003-8, Floating
                             Rate Note, 1/20/34                                          260,819
   537,900          0.82     Sequoia Mortgage Trust 2004-10,
                             Floating Rate Note, 11/20/34                                506,538
   148,307          0.63     Sequoia Mortgage Trust 2004-12 REMICS,
                             Floating Rate Note, 1/20/35                                 136,189
   357,928          1.78     Sequoia Mortgage Trust 2004-7, Floating
                             Rate Note, 8/20/34                                          360,670
 3,098,809          0.41     Sequoia Mortgage Trust 2005-1, Floating
                             Rate Note, 2/20/35                                        2,908,260
   998,859          0.61     Sequoia Mortgage Trust 2005-1, Floating
                             Rate Note, 2/20/35                                          944,413
   536,295          0.40     Sequoia Mortgage Trust 2005-2, Floating
                             Rate Note, 3/20/35                                          477,370

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 1,170,579          0.89     Sequoia Mortgage Trust 4, Floating Rate
                             Note, 11/22/24                                       $    1,167,743
   417,444          1.57     Springleaf Mortgage Loan Trust 2012-3,
                             Floating Rate Note, 12/26/59 (144A)                         418,483
 2,333,576          1.48     Starwood Property Mortgage Trust 2013-FV1,
                             Floating Rate Note, 8/11/28 (144A)                        2,334,838
   430,840          2.86     Structured Adjustable Rate Mortgage Loan Trust
                             Class 1A1, Floating Rate Note, 3/25/34                      429,524
   530,509          2.45     Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 11/25/34                                522,454
 3,278,150          1.03     Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 11/25/34                              2,994,429
   548,124          2.40     Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 3/25/34                                 552,720
 2,336,177          0.54     Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 6/25/34                               2,249,046
    37,325          0.57     Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 6/25/35                                  37,357
   820,365          0.88     Structured Asset Mortgage Investments II Trust
                             2004-AR1, Floating Rate Note, 3/19/34                       781,828
 4,249,359          0.86     Structured Asset Mortgage Investments II Trust
                             2004-AR8, Floating Rate Note, 5/19/35                     4,128,830
 1,795,458          1.08     Structured Asset Mortgage Investments Trust
                             2002-AR5, Floating Rate Note, 5/19/33                     1,752,904
   208,576          2.52     Structured Asset Securities Corp., Mortgage
                             Certificates Series 2003-31A, Floating Rate
                             Note, 10/25/33                                              206,813
   368,786          1.11     Structured Asset Securities Corp., Mortgage
                             Pass-Through Certificates Series 1998-8, Floating Rate
                             Note, 8/25/28                                               364,517
   953,338          2.44     Structured Asset Securities Corp., Mortgage
                             Pass-Through Certificates Series 2003-24A,
                             Floating Rate Note, 7/25/33                                 944,268
   139,007          0.67     Structured Asset Securities Corp., Mortgage
                             Pass-Through Certificates Series 2003-35, Floating Rate
                             Note, 12/25/33                                              137,665
   408,176          0.47     Structured Asset Securities Corp., Trust
                             2005-14, Floating Rate Note, 7/25/35                        359,466
   621,334          1.85     Thornburg Mortgage Securities Trust
                             2004-4, Floating Rate Note, 12/25/44                        613,205
 1,537,000          4.17     Trafigura Securitisation Finance Plc,
                             Floating Rate Note, 10/15/15 (144A)                       1,537,442
 2,856,369          2.17     Velocity Commercial Capital Loan Trust 2014-1,
                             Floating Rate Note, 9/25/44 (144A)                        2,857,798
 1,000,000          1.56     Venture XII CLO, Ltd., Floating Rate Note,
                             2/28/24 (144A)                                              996,495

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 53

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
 4,386,116                   Vericrest Opportunity Loan Transferee 2014-NPL4
                             LLC, 3.125%, 4/27/54 (Step) (144A)                   $    4,371,304
 2,011,637                   VFC 2014-2 LLC, 2.75%, 7/20/30 (144A)                     2,011,498
 2,000,000                   VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                    1,996,789
 3,805,594                   VOLT NPL X LLC, 3.375%, 10/26/54 (Step) (144A)            3,805,616
   779,033                   VOLT XXIV LLC, 3.25%, 11/25/53 (Step)                       779,156
 2,231,887                   VOLT XXX LLC, 3.625%, 10/25/57 (Step)                     2,234,676
 3,000,000          0.00     Voya CLO, Ltd., Floating Rate Note,
                             10/15/22 (144A) (d)                                       3,000,000
 4,166,779          5.12     Wachovia Bank Commercial Mortgage Trust Series
                             2005-C20 REMICS, Floating Rate Note, 7/15/42              4,175,487
 1,991,705          5.24     Wachovia Bank Commercial Mortgage Trust Series
                             2005-C21, Floating Rate Note, 10/17/44                    2,006,089
 5,061,300          5.27     Wachovia Bank Commercial Mortgage Trust Series
                             2005-C22 REMICS, Floating Rate Note, 12/15/44             5,123,504
 4,297,758          5.42     Wachovia Bank Commercial Mortgage Trust Series
                             2006-C23 REMICS, Floating Rate Note, 1/15/45              4,369,578
 3,438,152          5.72     Wachovia Bank Commercial Mortgage Trust Series
                             2006-C25, Floating Rate Note, 5/15/43                     3,532,158
   600,525          2.36     WaMu Mortgage Pass-Through Certificates Series
                             2005-AR7 Trust, Floating Rate Note, 8/25/35                 599,901
   322,640          2.51     WaMu Mortgage Pass-Through Certificates,
                             Floating Rate Note, 1/25/33                                 325,537
   649,256          2.39     WaMu Mortgage Pass-Through Certificates,
                             Floating Rate Note, 2/25/33                                 639,927
 2,220,000          1.20     Wells Fargo Commercial Mortgage Trust 2014-TISH,
                             Floating Rate Note, 2/16/27 (144A)                        2,213,245
 1,443,233          0.48     Westwood CDO II, Ltd., Floating Rate
                             Note, 4/25/22 (144A)                                      1,435,699
                                                                                  --------------
                                                                                  $  593,572,186
                                                                                  --------------
                             Total Banks                                          $  593,572,186
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.7%
                             Other Diversified Financial Services -- 0.6%
 2,534,641          0.29     Crusade Global Trust No 1 of 2007,
                             Floating Rate Note, 4/19/38                          $    2,494,019
 2,438,274          0.32     Crusade Global Trust, Floating Rate
                             Note, 11/15/37                                            2,406,921
   135,481          0.32     Crusade Global Trust, Floating Rate
                             Note, 7/20/38 (144A)                                        135,064
   862,436          0.60     GE Business Loan Trust 2003-1,
                             Floating Rate Note, 4/15/31 (144A)                          830,731
 1,322,747          0.39     GE Business Loan Trust 2004-2,
                             Floating Rate Note, 12/15/32 (144A)                       1,289,954
 3,187,398          0.42     GE Business Loan Trust 2005-1,
                             Floating Rate Note, 6/15/33 (144A)                        3,089,536

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- (continued)
 2,199,687          0.34     GE Business Loan Trust 2007-1,
                             Floating Rate Note, 4/16/35 (144A)                   $    2,082,565
 2,439,026          1.67     Hilton USA Trust 2013-HLF, Floating
                             Rate Note, 11/5/30 (144A)                                 2,439,087
   514,477                   Rialto Capital Management LLC,
                             2.85%, 5/15/24 (144A)                                       514,639
                                                                                  --------------
                                                                                  $   15,282,516
------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
   638,218          1.66     Fosse Master Issuer Plc, Floating
                             Rate Note, 10/19/54 (144A)                           $      641,764
   115,620          2.29     Nomura Asset Acceptance Corp., Alternative Loan
                             Trust Series 2004-AR4, Floating Rate Note, 12/25/34         116,225
    39,643                   Nomura Asset Acceptance Corp., Alternative Loan
                             Trust Series 2005-WF1, 4.786%, 3/25/35                       40,232
   887,000          1.85     Permanent Master Issuer Plc, Floating
                             Rate Note, 7/15/42 (144A)                                   888,685
                                                                                  --------------
                                                                                  $    1,686,906
------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.0%+
   435,205                   Nissan Auto Receivables 2013-C
                             Owner Trust, 0.4%, 6/15/16                           $      435,187
                                                                                  --------------
                             Total Diversified Financials                         $   17,404,609
------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 6.6%
 3,056,936          1.12     Fannie Mae Connecticut Avenue
                             Securities, Floating Rate Note, 5/25/24              $    3,048,926
 4,574,479          1.37     Fannie Mae Connecticut Avenue
                             Securities, Floating Rate Note, 7/25/24                   4,577,594
 1,123,386          0.52     Fannie Mae Trust 2003-W6, Floating
                             Rate Note, 9/25/42                                        1,143,001
   213,694          2.24     Fannie Mae Trust 2005-W4, Floating
                             Rate Note, 6/25/45                                          221,641
 2,010,246          0.43     Fannie Mae Whole Loan, Floating
                             Rate Note, 11/25/46                                       2,014,228
   483,311                   Federal Home Loan Mortgage Corp.,
                             REMICS, 3.5%, 6/15/28                                       490,758
    28,727                   Federal Home Loan Mortgage Corp.,
                             REMICS, 4.0%, 1/15/24                                        28,854
    44,139                   Federal Home Loan Mortgage Corp.,
                             REMICS, 4.0%, 11/15/23                                       44,562
 1,101,603          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 1/15/33                       1,111,261
   338,138          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 1/15/36                         339,213
 3,724,036          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 1/15/37                       3,740,013

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 55

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
   117,982          0.32     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 10/15/20                 $      118,188
   100,588          1.12     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 10/15/31                        103,680
 1,191,956          0.75     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 10/15/37                      1,204,977
   611,245          0.79     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 10/15/37                        619,187
     7,385          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/18                          7,386
   119,490          0.77     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/31                        121,545
   313,570          1.17     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/33                        322,073
   178,148          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/35                        178,713
   922,594          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/36                        927,255
   450,349          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/36                        452,149
   551,220          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 11/15/40                        553,878
   145,733          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/20                        146,666
   459,361          0.62     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/28                        464,821
   230,884          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/32                        233,048
     1,345          0.62     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/32                          1,345
    30,869          0.67     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/32                         31,169
   665,665          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/32                        668,824
   800,595          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/32                        804,358
   898,116          0.87     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/39                        916,142
   626,896          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 12/15/41                        629,163
   279,090          0.40     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/19                         279,247
   412,710          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/25                         413,823
   254,991          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/29                         256,936

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
   888,083          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/30                  $      888,068
   646,496          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/33                         652,727
   402,241          0.72     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/33                         407,661
   865,668          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/36                         866,954
   371,368          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/36                         372,787
 1,337,805          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/37                       1,341,799
   609,976          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 2/15/39                         611,685
 1,382,134          1.22     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/24                       1,418,701
   693,348          1.17     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/32                         712,471
   197,356          0.87     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/32                         201,745
 1,004,653          1.17     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/32                       1,037,398
 1,043,393          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/36                       1,048,438
   247,707          0.62     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/39                         248,874
 2,697,186          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 3/15/41                       2,709,154
   359,131          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 4/15/35                         359,919
   644,135          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 4/15/36                         645,647
   122,650          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/29                         123,468
   217,674          1.67     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/33                         225,886
   846,101          0.51     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/35                         850,022
   606,291          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/35                         606,575
   515,106          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/36                         518,533
   320,271          0.51     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/37                         321,431
   232,505          1.42     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/37                         238,030

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 57

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
   102,262          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 5/15/41                  $      102,622
    97,902          0.62     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 6/15/23                          98,369
   526,130          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 6/15/33                         530,316
   540,726          0.59     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 6/15/36                         543,825
 2,179,249          0.48     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 6/15/36                       2,184,266
   757,684          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 6/15/38                         760,450
   223,879          0.42     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/21                         224,435
   589,039          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/23                         591,509
   599,358          0.41     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/34                         599,238
 1,110,951          0.67     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/36                       1,122,177
    48,064          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/36                          48,416
   868,236          0.37     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/36                         868,839
   524,402          0.52     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 7/15/40                         526,386
   450,272          0.37     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 8/15/26                         452,332
   832,653          0.42     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 8/15/35                         834,499
   415,472          0.42     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 8/15/35                         416,974
   839,001          0.42     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 8/15/36                         839,087
   799,592          0.47     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 9/15/26                         801,120
   211,204          0.77     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 9/15/32                         215,041
   362,340          0.59     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 9/15/36                         365,793
   306,632          0.57     Federal Home Loan Mortgage Corp.,
                             REMICS, Floating Rate Note, 9/15/36                         309,428
   735,790          0.42     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 1/15/35                                 739,692
   585,799          1.17     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 3/15/32                                 601,956

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
 4,711,463          0.87     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 8/15/35                          $    4,762,597
    31,557                   Federal National Mortgage Association
                             REMICS, 4.5%, 1/25/39                                        32,020
   236,987          0.82     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/18/32                         241,554
   379,831          0.87     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/32                         387,757
   152,518          0.82     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/33                         155,548
   427,524          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/33                         432,541
   379,426          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 1/25/40                         384,736
   611,116          0.47     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/35                        613,050
    25,319          0.47     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/35                         25,386
 2,594,810          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/36                      2,618,880
   123,381          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/37                        124,990
   629,737          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/37                        638,745
   613,215          1.39     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/25/38                        635,354
 2,368,654          0.37     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 10/27/37                      2,338,449
 1,844,198          1.17     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/18/32                      1,896,846
   430,065          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/31                        437,797
   378,457          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/31                        385,261
   734,276          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/33                        740,680
   647,224          0.47     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/34                        650,955
   329,968          0.49     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 11/25/36                        331,574
   102,824          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/23                        104,352
   328,551          1.17     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/23                        336,742
    90,326          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/30                         91,854

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 59

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
   959,044          1.07     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/31                 $      982,869
   386,968          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/32                        390,776
   259,694          0.41     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/36                        260,499
   634,258          0.79     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/37                        644,030
   235,753          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/38                        236,377
   252,983          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 12/25/49                        254,920
     6,688          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/17                           6,706
   348,977          0.92     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/33                         356,745
   782,889          0.52     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/33                         789,152
   768,873          0.48     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/35                         771,360
   805,995          0.42     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/37                         806,808
   476,484          0.37     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/37                         475,665
   254,385          0.87     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/38                         257,019
   513,184          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 2/25/38                         515,498
   137,230          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/23                         138,228
   526,282          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/24                         532,534
   290,589          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/28                         292,126
 1,245,546          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/34                       1,256,420
 1,860,085          0.39     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/35                       1,861,821
   108,970          0.47     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/36                         109,575
   226,072          1.17     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/37                         232,007
   996,076          0.42     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/37                       1,000,635
   461,606          0.42     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 3/25/37                         461,835

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
    84,588          0.47     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/25                  $       84,732
 1,921,731          1.07     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/32                       1,973,869
   996,804          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/33                       1,007,621
   446,988          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 4/25/42                         450,702
   395,370          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/33                         400,191
   682,140          0.52     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/36                         685,319
 1,271,263          0.48     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/36                       1,272,159
 1,052,982          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/37                       1,057,512
   257,802          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/40                         261,027
 1,119,246          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/40                       1,128,934
 1,068,872          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 5/25/40                       1,077,199
   220,438          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/23                         221,176
   805,253          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/36                         811,465
   895,011          0.41     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                         894,798
    75,104          0.40     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                          75,243
   307,847          0.42     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                         307,867
    99,612          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 6/25/37                         100,441
    37,247          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/18/27                          37,732
   416,224          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/31                         423,708
   292,185          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/31                         297,321
   189,548          1.17     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/32                         193,459
   477,697          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/34                         482,721
   151,721          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/34                         153,626

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 61

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
 1,905,356          0.47     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/35                  $    1,907,965
 2,506,412          0.42     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/35                       2,521,954
   270,082          0.46     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/36                         271,341
   272,648          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 7/25/37                         275,111
   205,984          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/31                         208,909
    84,519          0.77     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/32                          86,056
   286,932          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/32                         290,662
    15,927          0.57     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/33                          15,999
   259,027          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 8/25/36                         262,222
    26,088          0.97     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/20                          26,279
    72,385          1.07     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/21                          73,770
   356,489          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/32                         361,486
    75,761          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/32                          75,814
 1,988,408          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/33                       2,005,202
   784,591          0.74     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/36                         791,640
   702,124          0.67     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                         708,731
   385,993          0.62     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                         390,397
   383,555          0.74     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                         387,509
   218,755          0.72     Federal National Mortgage Association
                             REMICS, Floating Rate Note, 9/25/37                         221,100
 7,146,606          0.47     Federal National Mortgage Association,
                             Floating Rate Note, 12/25/33                              7,170,340
14,311,794          0.62     Federal National Mortgage Association,
                             Floating Rate Note, 2/25/38                              14,451,391
   777,526          0.47     Federal National Mortgage Association,
                             Floating Rate Note, 3/25/18                                 777,727
   124,955          2.68     Federal National Mortgage Association,
                             Floating Rate Note, 4/25/35                                 133,398

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
   618,546          0.52     Freddie Mac STRIPS, Floating Rate Note, 12/15/36     $      620,478
   464,053          0.42     Freddie Mac STRIPS, Floating Rate Note, 8/15/36             465,029
 2,006,117          0.47     Freddie Mac STRIPS, Floating Rate Note, 8/15/36           2,013,140
 2,394,273          1.57     Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 10/25/24                       2,399,022
 1,411,475          1.17     Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 2/25/24                        1,412,405
 3,905,286          1.52     Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 8/25/24                        3,912,055
 3,500,000          3.44     FREMF Mortgage Trust Class C, Floating
                             Rate Note, 11/25/46 (144A)                                3,579,331
   918,776                   Government National Mortgage
                             Association, 4.0%, 7/20/34                                  933,885
   901,100          0.37     Government National Mortgage Association,
                             Floating Rate Note, 1/16/33                                 903,524
 1,163,190          0.42     Government National Mortgage Association,
                             Floating Rate Note, 1/16/35                               1,163,152
   348,452          0.85     Government National Mortgage Association,
                             Floating Rate Note, 10/16/39                                354,438
   918,078          0.57     Government National Mortgage Association,
                             Floating Rate Note, 10/20/38                                920,546
 1,126,346          0.42     Government National Mortgage Association,
                             Floating Rate Note, 2/20/35                               1,127,137
   532,390          0.47     Government National Mortgage Association,
                             Floating Rate Note, 4/16/29                                 533,486
   233,618          0.72     Government National Mortgage Association,
                             Floating Rate Note, 4/16/32                                 235,493
   562,133          0.57     Government National Mortgage Association,
                             Floating Rate Note, 5/16/38                                 562,763
   229,291          0.67     Government National Mortgage Association,
                             Floating Rate Note, 6/16/31                                 230,477
   474,072          1.17     Government National Mortgage Association,
                             Floating Rate Note, 8/16/39                                 486,818
   241,968          0.57     Government National Mortgage Association,
                             Floating Rate Note, 8/20/35                                 242,124
   420,928          0.67     Government National Mortgage Association,
                             Floating Rate Note, 8/20/38                                 423,458
   651,353          0.42     Government National Mortgage Association,
                             Floating Rate Note, 9/16/31                                 653,487
   883,235          0.73     NCUA Guaranteed Notes Trust REMICS,
                             Floating Rate Note, 12/8/20                                 891,423
 1,168,769          0.00     NCUA Guaranteed Notes Trust REMICS,
                             Floating Rate Note, 3/2/21                                1,170,404
   934,194          0.62     NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 10/7/20                                          939,663

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 63

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Government -- (continued)
 2,377,289          0.54     NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 11/6/17                                   $    2,383,499
   274,439          0.73     NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 12/8/20                                          277,001
   979,919          0.57     NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 3/11/20                                          983,643
 1,146,799          0.55     NCUA Guaranteed Notes Trust, Floating
                             Rate Note, 4/6/20                                         1,148,824
                                                                                  --------------
                                                                                  $  165,181,170
                                                                                  --------------
                             Total Government                                     $  165,181,170
------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED
                             MORTGAGE OBLIGATIONS
                             (Cost $781,546,492)                                  $  777,513,949
------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 30.1%
                             ENERGY -- 1.7%
                             Integrated Oil & Gas -- 0.6%
 2,640,000          0.33     Chevron Corp., Floating Rate Note, 11/9/16           $    2,641,539
 2,550,000          0.43     Chevron Corp., Floating Rate Note, 3/2/18                 2,549,944
 1,980,000          0.28     Exxon Mobil Corp., Floating Rate Note, 3/15/17            1,979,822
 1,500,000          0.47     Shell International Finance BV,
                             Floating Rate Note, 11/15/16                              1,502,830
 2,140,000          0.46     Statoil ASA, Floating Rate Note, 11/9/17                  2,132,763
 3,355,000          0.63     Total Capital Canada, Ltd., Floating Rate
                             Note, 1/15/16                                             3,363,592
                                                                                  --------------
                                                                                  $   14,170,490
------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.6%
 4,114,000          0.63     Canadian Natural Resources, Ltd.,
                             Floating Rate Note, 3/30/16                          $    4,108,162
 4,800,000          0.69     Devon Energy Corp., Floating Rate
                             Note, 12/15/15                                            4,792,728
 6,604,000                   Marathon Oil Corp., 0.9%, 11/1/15                         6,605,374
                                                                                  --------------
                                                                                  $   15,506,264
------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 0.5%
 1,650,000          0.91     Enbridge, Inc., Floating Rate Note, 10/1/16          $    1,643,205
 3,355,000                   Enterprise Products Operating LLC, 3.2%, 2/1/16           3,414,447
 3,830,000                   Enterprise Products Operating LLC, 3.7%, 6/1/15           3,846,948
 3,544,000          0.94     TransCanada PipeLines, Ltd.,
                             Floating Rate Note, 6/30/16                               3,554,869
                                                                                  --------------
                                                                                  $   12,459,469
                                                                                  --------------
                             Total Energy                                         $   42,136,223
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Diversified Metals & Mining -- 0.1%
 1,795,000          0.51     BHP Billiton Finance USA, Ltd.,
                             Floating Rate Note, 9/30/16                          $    1,795,165
 1,130,000          1.08     Rio Tinto Finance USA Plc,
                             Floating Rate Note, 6/17/16                               1,132,544
                                                                                  --------------
                                                                                  $    2,927,709
------------------------------------------------------------------------------------------------
                             Steel -- 0.1%
 1,800,000          1.40     Glencore Funding LLC,
                             Floating Rate Note, 5/27/16 (144A)                   $    1,806,082
                                                                                  --------------
                             Total Materials                                      $    4,733,791
------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.5%
                             Aerospace & Defense -- 0.1%
 1,965,000          0.73     United Technologies Corp.,
                             Floating Rate Note, 6/1/15                           $    1,966,727
------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
 2,400,000          0.45     Tyco Electronics Group SA,
                             Floating Rate Note, 1/29/16                          $    2,399,794
------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery
                             & Heavy Trucks -- 0.3%
 2,500,000          0.41     Caterpillar Financial Services Corp.,
                             Floating Rate Note, 3/3/17                           $    2,498,518
 1,500,000          0.52     John Deere Capital Corp., Floating Rate
                             Note, 10/11/16                                            1,504,068
 1,800,000          0.36     John Deere Capital Corp., Floating Rate
                             Note, 12/10/15                                            1,801,348
 2,883,000          0.33     John Deere Capital Corp., Floating Rate
                             Note, 2/25/16                                             2,884,836
                                                                                  --------------
                                                                                  $    8,688,770
                                                                                  --------------
                             Total Capital Goods                                  $   13,055,291
------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.1%
                             Railroads -- 0.1%
 1,670,000          0.40     Canadian National Railway Co.,
                             Floating Rate Note, 11/14/17                         $    1,667,620
                                                                                  --------------
                             Total Transportation                                 $    1,667,620
------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 1.6%
                             Automobile Manufacturers -- 1.6%
 5,100,000                   Daimler Finance North America LLC,
                             1.3%, 7/31/15 (144A)                                 $    5,113,566
 2,131,000                   Daimler Finance North America LLC,
                             1.65%, 4/10/15 (144A)                                     2,131,239
 1,500,000          0.59     Daimler Finance North America LLC,
                             Floating Rate Note, 3/10/17 (144A)                        1,501,320

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 65

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- (continued)
 1,275,000          0.68     Daimler Finance North America LLC,
                             Floating Rate Note, 3/2/18 (144A)                    $    1,276,438
 1,500,000          0.93     Daimler Finance North America LLC,
                             Floating Rate Note, 8/1/16 (144A)                         1,508,866
 2,061,000          0.59     Daimler Finance North America LLC,
                             Floating Rate Note, 8/1/17 (144A)                         2,057,146
 2,600,000          1.19     Ford Motor Credit Co., LLC, Floating
                             Rate Note, 1/9/18                                         2,607,049
 1,715,000          0.68     Ford Motor Credit Co., LLC,
                             Floating Rate Note, 11/8/16                               1,707,900
 2,500,000          0.90     Ford Motor Credit Co., LLC,
                             Floating Rate Note, 3/27/17                               2,499,000
   500,000          0.78     Ford Motor Credit Co., LLC,
                             Floating Rate Note, 9/8/17                                  497,124
 2,000,000          0.78     Nissan Motor Acceptance Corp.,
                             Floating Rate Note, 3/3/17 (144A)                         2,005,654
 1,500,000          0.95     Nissan Motor Acceptance Corp.,
                             Floating Rate Note, 9/26/16 (144A)                        1,508,643
   989,000          0.46     Toyota Motor Credit Corp.,
                             Floating Rate Note, 5/16/17                                 987,903
 3,800,000          0.55     Toyota Motor Credit Corp.,
                             Floating Rate Note, 5/17/16                               3,809,663
 2,300,000          0.39     Toyota Motor Credit Corp.,
                             Floating Rate Note, 9/18/15                               2,301,230
 1,900,000          0.48     Volkswagen Group of America Finance LLC, Floating
                             Rate Note, 5/23/16 (144A)                                 1,897,726
 4,990,000                   Volkswagen International Finance NV,
                             1.15%, 11/20/15 (144A)                                    5,010,010
 1,750,000          0.70     Volkswagen International Finance NV,
                             Floating Rate Note, 11/18/16 (144A)                       1,753,302
                                                                                  --------------
                                                                                  $   40,173,779
                                                                                  --------------
                             Total Automobiles & Components                       $   40,173,779
------------------------------------------------------------------------------------------------
                             MEDIA -- 0.2%
                             Broadcasting -- 0.2%
 2,694,000          0.77     NBCUniversal Enterprise, Inc.,
                             Floating Rate Note, 4/15/16 (144A)                   $    2,701,953
 1,300,000          0.94     NBCUniversal Enterprise, Inc.,
                             Floating Rate Note, 4/15/18 (144A)                        1,309,551
                                                                                  --------------
                                                                                  $    4,011,504
                                                                                  --------------
                             Total Media                                          $    4,011,504
------------------------------------------------------------------------------------------------
                             RETAILING -- 0.2%
                             Internet Retail -- 0.2%
 5,450,000                   Amazon.com, Inc., 0.65%, 11/27/15                    $    5,455,810
                                                                                  --------------
                             Total Retailing                                      $    5,455,810
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.6%
                             Brewers -- 0.3%
 3,700,000                   Anheuser-Busch InBev Finance, Inc.,
                             0.8%, 1/15/16                                        $    3,713,546
 1,900,000          0.42     Anheuser-Busch InBev Finance, Inc.,
                             Floating Rate Note, 1/27/17                               1,896,206
 1,285,000                   Anheuser-Busch InBev Worldwide, Inc.,
                             3.625%, 4/15/15                                           1,286,083
                                                                                  --------------
                                                                                  $    6,895,835
------------------------------------------------------------------------------------------------
                             Soft Drinks -- 0.2%
   551,000                   Coca-Cola Enterprises, Inc., 2.125%, 9/15/15         $      554,378
 3,460,000          0.47     PepsiCo, Inc., Floating Rate Note, 2/26/16                3,463,913
                                                                                  --------------
                                                                                  $    4,018,291
------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.1%
 1,895,000          0.43     General Mills, Inc., Floating Rate Note, 1/28/16     $    1,893,276
 1,765,000          0.53     General Mills, Inc., Floating Rate Note, 1/29/16          1,764,889
                                                                                  --------------
                                                                                  $    3,658,165
------------------------------------------------------------------------------------------------
                             Tobacco -- 0.0%+
 1,075,000                   Altria Group, Inc., 4.125%, 9/11/15                  $    1,091,197
                                                                                  --------------
                             Total Food, Beverage & Tobacco                       $   15,663,488
------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                             Household Products -- 0.1%
 2,950,000                   The Procter & Gamble Co., 1.8%, 11/15/15             $    2,976,220
                                                                                  --------------
                             Total Household & Personal Products                  $    2,976,220
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                             Health Care Equipment -- 0.6%
 2,700,000          0.72     Becton Dickinson and Co., Floating Rate
                             Note, 6/15/16                                        $    2,703,297
 7,665,000                   Covidien International Finance SA, 1.35%, 5/29/15         7,675,654
 3,280,000                   Medtronic, Inc., 4.75%, 9/15/15                           3,340,982
                                                                                  --------------
                                                                                  $   13,719,933
------------------------------------------------------------------------------------------------
                             Health Care Distributors -- 0.3%
 2,500,000                   McKesson Corp., 3.25%, 3/1/16                        $    2,551,540
 5,290,000          0.66     McKesson Corp., Floating Rate Note, 9/10/15               5,291,714
                                                                                  --------------
                                                                                  $    7,843,254
------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
 5,000,000                   Medco Health Solutions, Inc., 2.75%, 9/15/15         $    5,042,630
                                                                                  --------------
                             Total Health Care Equipment & Services               $   26,605,817
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/ 31/15 67

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY
                             & LIFE SCIENCES -- 0.3%
                             Pharmaceuticals -- 0.3%
 2,500,000          0.62     EMD Finance LLC, Floating Rate Note,
                             3/17/17 (144A)                                       $    2,499,992
 2,500,000          0.38     Merck & Co., Inc., Floating Rate Note, 2/10/17            2,503,472
   500,000          0.42     Merck & Co., Inc., Floating Rate Note, 5/18/16              500,772
 2,100,000          0.38     Pfizer, Inc., Floating Rate Note, 5/15/17                 2,099,876
                                                                                  --------------
                                                                                  $    7,604,112
                                                                                  --------------

                             Total Pharmaceuticals, Biotechnology
                             & Life Sciences                                      $    7,604,112
------------------------------------------------------------------------------------------------
                             BANKS -- 8.8%
                             Diversified Banks -- 5.2%
 1,725,000          1.06     ABN AMRO Bank NV, Floating Rate
                             Note, 10/28/16 (144A)                                $    1,736,506
 2,515,000                   Bank of America Corp., 4.5%, 4/1/15                       2,515,000
 6,000,000          1.07     Bank of America Corp., Floating Rate
                             Note, 3/22/16                                             6,021,318
 1,423,000          0.87     Bank of America Corp., Floating Rate
                             Note, 8/25/17                                             1,423,248
 2,600,000                   Bank of Montreal, 0.8%, 11/6/15                           2,606,659
 2,300,000          0.50     Bank of Montreal, Floating Rate Note, 7/14/17             2,298,420
 2,600,000          0.71     Bank of Montreal, Floating Rate Note, 9/11/15             2,605,736
 2,600,000          0.51     Bank of Montreal, Floating Rate Note, 9/24/15             2,602,522
 1,640,000          0.51     Bank of Nova Scotia Houston,
                             Floating Rate Note, 10/23/15                              1,641,674
   821,000          0.84     Barclays Bank Plc, Floating Rate Note, 2/17/17              822,484
 2,590,000          0.92     Caisse Centrale Desjardins,
                             Floating Rate Note, 1/29/18 (144A)                        2,589,609
 1,900,000          0.94     Citigroup, Inc., Floating Rate Note, 11/15/16             1,903,454
 2,630,000          0.96     Citigroup, Inc., Floating Rate Note, 11/24/17             2,633,942
 1,325,000          1.05     Citigroup, Inc., Floating Rate Note, 4/1/16               1,328,528
 2,500,000          0.51     Citigroup, Inc., Floating Rate Note, 6/9/16               2,484,870
 3,700,000          1.22     Citigroup, Inc., Floating Rate Note, 7/25/16              3,719,606
 1,800,000          0.44     Commonwealth Bank of Australia,
                             Floating Rate Note, 12/4/15 (144A)                        1,801,823
 2,000,000          0.60     Commonwealth Bank of Australia,
                             Floating Rate Note, 3/13/17 (144A)                        2,000,990
 1,575,000          1.04     Commonwealth Bank of Australia,
                             Floating Rate Note, 9/18/15 (144A)                        1,580,706
 2,500,000          0.39     Cooperatieve Centrale Raiffeisen-Boerenleenbank
                             BA New York, Floating Rate Note, 10/23/15                 2,501,040
 1,575,000          0.75     Cooperatieve Centrale Raiffeisen-Boerenleenbank
                             BA New York, Floating Rate Note, 3/18/16                  1,580,602

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
 1,000,000                   HSBC Bank Middle East, Ltd., 3.0%, 10/21/15          $    1,008,800
 2,500,000                   HSBC Bank Plc, 3.5%, 6/28/15 (144A)                       2,518,150
 1,528,000                   JPMorgan Chase & Co., 1.1%, 10/15/15                      1,531,858
 1,325,000                   JPMorgan Chase & Co., 3.4%, 6/24/15                       1,333,575
 2,000,000          0.89     JPMorgan Chase & Co., Floating Rate
                             Note, 10/15/15                                            2,004,852
 2,000,000          0.75     JPMorgan Chase & Co., Floating Rate
                             Note, 2/15/17                                             2,002,502
 1,800,000          0.85     JPMorgan Chase & Co., Floating Rate
                             Note, 2/26/16                                             1,804,664
 2,500,000          0.77     JPMorgan Chase & Co., Floating Rate
                             Note, 3/1/18                                              2,500,545
 1,670,000          0.91     Mizuho Bank, Ltd., Floating Rate Note,
                             3/26/18 (144A)                                            1,669,993
 1,000,000          0.68     Mizuho Bank, Ltd., Floating Rate Note,
                             4/16/17 (144A)                                              997,176
 2,425,000          0.83     MUFG Americas Holdings Corp., Floating
                             Rate Note, 2/9/18                                         2,428,346
 1,950,000          0.61     National Australia Bank, Ltd., Floating
                             Rate Note, 3/17/17 (144A)                                 1,953,984
 2,650,000                   Nordea Bank AB, 0.875%, 5/13/16 (144A)                    2,655,247
 2,175,000          0.62     Nordea Bank AB, Floating Rate Note,
                             4/4/17 (144A)                                             2,177,155
 2,700,000          0.72     Nordea Bank AB, Floating Rate Note,
                             5/13/16 (144A)                                            2,708,330
 1,300,000                   Royal Bank of Canada, 0.8%, 10/30/15                      1,302,939
 1,875,000          0.59     Royal Bank of Canada, Floating Rate
                             Note, 1/23/17                                             1,878,658
 2,500,000          0.51     Royal Bank of Canada, Floating Rate
                             Note, 10/13/17                                            2,499,348
 1,800,000          0.46     Royal Bank of Canada, Floating Rate
                             Note, 12/16/15                                            1,802,252
 2,200,000          0.48     Royal Bank of Canada, Floating Rate
                             Note, 6/16/17                                             2,196,456
 2,000,000          0.70     Royal Bank of Canada, Floating Rate
                             Note, 9/9/16                                              2,007,046
 1,500,000          0.90     Sumitomo Mitsui Banking Corp.,
                             Floating Rate Note, 7/19/16                               1,505,564
 1,500,000          1.02     Sumitomo Mitsui Trust Bank, Ltd.,
                             Floating Rate Note, 9/16/16 (144A)                        1,507,467
 3,625,000          0.70     Svenska Handelsbanken AB, Floating
                             Rate Note, 3/21/16                                        3,638,565
 3,650,000          0.72     Svenska Handelsbanken AB, Floating
                             Rate Note, 9/23/16                                        3,665,746
 1,800,000          0.69     The Bank of Nova Scotia, Floating Rate
                             Note, 12/13/16                                            1,806,230

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 69

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
 2,000,000          0.64     The Bank of Nova Scotia, Floating Rate
                             Note, 3/15/16                                        $    2,006,226
 1,500,000          0.77     The Bank of Nova Scotia, Floating Rate
                             Note, 7/15/16                                             1,506,861
 1,000,000          0.65     The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                             Floating Rate Note, 3/10/17 (144A)                          999,174
 2,525,000          0.55     The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
                             Floating Rate Note, 9/8/17 (144A)                         2,516,329
 2,000,000          0.68     The Huntington National Bank, Floating
                             Rate Note, 4/24/17                                        1,997,318
 4,025,000          0.46     The Toronto-Dominion Bank, Floating
                             Rate Note, 11/6/15                                        4,028,864
 5,695,000          0.41     The Toronto-Dominion Bank, Floating
                             Rate Note, 5/1/15                                         5,695,934
 2,000,000          0.49     The Toronto-Dominion Bank, Floating
                             Rate Note, 5/2/17                                         1,999,524
 1,320,000          0.44     The Toronto-Dominion Bank, Floating
                             Rate Note, 7/8/16                                         1,321,313
 1,000,000          0.70     The Toronto-Dominion Bank, Floating
                             Rate Note, 9/9/16                                         1,003,808
 2,620,000                   US Bancorp, 2.45%, 7/27/15                                2,636,909
 2,000,000          0.56     Westpac Banking Corp., Floating Rate
                             Note, 5/19/17                                             2,000,310
   500,000          1.03     Westpac Banking Corp., Floating Rate
                             Note, 7/17/15 (144A)                                        501,046
 1,000,000          0.56     Westpac Banking Corp., Floating Rate
                             Note, 7/28/15                                             1,000,030
                                                                                  --------------
                                                                                  $  130,717,831
------------------------------------------------------------------------------------------------
                             Regional Banks -- 3.6%
 6,390,000          0.71     American Express Centurion Bank,
                             Floating Rate Note, 11/13/15                         $    6,401,387
   500,000          0.56     Branch Banking & Trust Co., Floating
                             Rate Note, 5/23/17                                          496,600
 3,064,000          0.59     Branch Banking & Trust Co., Floating
                             Rate Note, 9/13/16                                        3,052,841
 1,900,000          0.70     Capital One NA, Floating Rate Note, 3/22/16               1,901,661
 3,790,000                   Fifth Third Bancorp, 3.625%, 1/25/16                      3,871,512
 1,727,000          0.67     Fifth Third Bancorp, Floating Rate Note, 12/20/16         1,716,635
 1,800,000          0.77     Fifth Third Bank Cincinnati Ohio,
                             Floating Rate Note, 11/18/16                              1,806,190
 3,330,000          0.67     Fifth Third Bank Cincinnati Ohio,
                             Floating Rate Note, 2/26/16                               3,334,406
 4,500,000          0.75     KeyBank NA Cleveland Ohio,
                             Floating Rate Note, 11/25/16                              4,512,231
 5,350,000                   KeyCorp, 3.75%, 8/13/15                                   5,408,379


The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Regional Banks -- (continued)
 1,900,000          0.63     Manufacturers & Traders Trust Co.,
                             Floating Rate Note, 1/30/17                          $    1,898,077
 2,400,000          0.56     Manufacturers & Traders Trust Co.,
                             Floating Rate Note, 7/25/17                               2,391,730
 6,200,000          1.00     MUFG Union Bank NA, Floating Rate
                             Note, 9/26/16                                             6,232,339
 2,850,000          0.59     National City Bank Cleveland Ohio,
                             Floating Rate Note, 12/15/16                              2,839,595
 2,225,000          0.45     Nordea Bank Finland Plc New York,
                             Floating Rate Note, 6/13/16                               2,225,345
 2,250,000          0.57     PNC Bank NA, Floating Rate Note, 1/28/16                  2,252,585
 3,268,000          0.57     PNC Bank NA, Floating Rate Note, 4/29/16                  3,267,667
 3,645,000          0.70     SunTrust Bank, Floating Rate Note, 2/15/17                3,640,907
 5,390,000          0.56     SunTrust Bank, Floating Rate Note, 4/1/15                 5,390,000
 1,500,000          4.48     The PNC Financial Services Group,
                             Inc., Floating Rate Note (Perpetual)                      1,503,000
 2,600,000          0.56     US Bank NA Cincinnati Ohio, Floating
                             Rate Note, 1/26/18                                        2,605,031
 2,025,000          0.48     US Bank NA Cincinnati Ohio, Floating
                             Rate Note, 1/30/17                                        2,025,640
 2,000,000          0.38     US Bank NA Cincinnati Ohio, Floating
                             Rate Note, 4/22/16                                        1,999,948
 1,983,000          0.57     Wachovia Corp., Floating Rate Note, 10/28/15              1,983,446
 1,999,000          0.51     Wachovia Corp., Floating Rate Note, 6/15/17               1,994,242
 2,600,000                   Wells Fargo & Co., 1.5%, 7/1/15                           2,606,838
 2,503,000          0.43     Wells Fargo & Co., Floating Rate Note, 10/28/15           2,504,730
 5,230,000          1.17     Wells Fargo & Co., Floating Rate Note, 6/26/15            5,242,029
 3,105,000          0.76     Wells Fargo & Co., Floating Rate Note, 7/20/16            3,116,551
   975,000          0.47     Wells Fargo Bank NA, Floating Rate
                             Note, 5/16/16                                               972,825
                                                                                  --------------
                                                                                  $   89,194,367
                                                                                  --------------
                             Total Banks                                          $  219,912,198
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 5.2%
                             Other Diversified Financial Services -- 0.7%
 2,000,000          0.73     Bank of America NA, Floating Rate Note, 2/14/17      $    1,998,824
 1,000,000                   General Electric Capital Corp., 1.625%, 7/2/15            1,003,034
 1,865,000          0.46     General Electric Capital Corp.,
                             Floating Rate Note, 1/14/16                               1,867,574
 3,300,000          0.83     General Electric Capital Corp.,
                             Floating Rate Note, 1/8/16                                3,314,447
 1,000,000          0.43     General Electric Capital Corp.,
                             Floating Rate Note, 5/11/16                               1,001,105

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 71

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- (continued)
 2,000,000          0.54     General Electric Capital Corp.,
                             Floating Rate Note, 5/15/17                          $    2,001,978
   690,000          0.61     General Electric Capital Corp.,
                             Floating Rate Note, 7/10/15                                 690,593
 1,001,000          0.88     General Electric Capital Corp.,
                             Floating Rate Note, 7/12/16                               1,007,700
 2,793,000          1.29     General Electric Capital Corp.,
                             Floating Rate Note, 7/2/15                                2,799,533
   500,000          1.38     General Electric Capital Corp.,
                             Floating Rate Note, 8/1/17                                 498,872
 1,950,000          1.07     Hyundai Capital Services, Inc.,
                             Floating Rate Note, 3/18/17 (144A)                        1,952,461
                                                                                  --------------
                                                                                  $   18,136,121
------------------------------------------------------------------------------------------------
                             Multi-Sector Holdings -- 0.2%
 1,855,000          0.38     Berkshire Hathaway Finance Corp.,
                             Floating Rate Note, 1/10/17                          $    1,855,319
 2,500,000          0.36     Berkshire Hathaway Finance Corp.,
                             Floating Rate Note, 8/14/17                               2,498,460
                                                                                  --------------
                                                                                  $    4,353,779
------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.5%
 4,100,000                   Harley-Davidson Financial Services,
                             Inc., 1.15%, 9/15/15 (144A)                          $    4,108,622
 2,060,000                   MassMutual Global Funding II,
                             3.125%, 4/14/16 (144A)                                    2,112,619
 3,290,000          0.39     MassMutual Global Funding II,
                             Floating Rate Note, 12/11/15 (144A)                       3,291,786
 1,800,000          0.53     National Rural Utilities Cooperative Finance Corp.,
                             Floating Rate Note, 11/23/16                              1,801,642
 2,720,000          0.28     National Rural Utilities Cooperative Finance Corp.,
                             Floating Rate Note, 5/1/15                                2,720,019
                                                                                  --------------
                                                                                  $   14,034,688
------------------------------------------------------------------------------------------------
                             Consumer Finance -- 1.4%
 3,000,000                   American Express Credit Corp.,
                             1.75%, 6/12/15                                       $    3,006,081
 3,441,000          1.37     American Express Credit Corp.,
                             Floating Rate Note, 6/12/15                               3,448,770
 2,850,000          0.74     American Express Credit Corp.,
                             Floating Rate Note, 7/29/16                               2,859,670
 1,000,000                   American Honda Finance Corp.,
                             1.0%, 8/11/15 (144A)                                      1,002,286
 2,650,000          0.55     American Honda Finance Corp.,
                             Floating Rate Note, 1/11/16                               2,649,783
 2,285,000          0.75     American Honda Finance Corp.,
                             Floating Rate Note, 10/7/16                               2,295,251

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Consumer Finance -- (continued)
 2,570,000          0.58     American Honda Finance Corp.,
                             Floating Rate Note, 12/11/17                         $    2,573,899
 3,050,000          0.61     American Honda Finance Corp.,
                             Floating Rate Note, 5/26/16 (144A)                        3,061,245
 2,600,000                   Capital One Financial Corp., 1.0%, 11/6/15                2,603,133
 2,620,000          0.90     Capital One Financial Corp., Floating
                             Rate Note, 11/6/15                                        2,625,261
 1,500,000          0.50     Caterpillar Financial Services Corp.,
                             Floating Rate Note, 2/26/16                               1,502,697
 2,000,000          0.38     PACCAR Financial Corp., Floating Rate
                             Note, 5/5/15                                              2,000,192
 1,290,000          0.43     PACCAR Financial Corp., Floating Rate
                             Note, 6/6/17                                              1,289,906
 2,250,000                   Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)           2,250,441
 1,200,000                   Toyota Motor Credit Corp., 0.875%, 7/17/15                1,201,939
                                                                                  --------------
                                                                                  $   34,370,554
------------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 1.0%
 1,310,000                   BlackRock, Inc., 1.375%, 6/1/15                      $    1,311,948
 2,150,000                   Franklin Resources, Inc., 3.125%, 5/20/15                 2,156,964
 4,940,000          0.44     State Street Bank & Trust Co.,
                             Floating Rate Note, 12/8/15                               4,936,586
 3,750,000                   State Street Corp., 2.875%, 3/7/16                        3,830,689
 2,000,000                   The Bank of New York Mellon Corp., 0.7%, 3/4/16           2,003,164
   835,000                   The Bank of New York Mellon Corp., 2.5%, 1/15/16            847,821
 2,400,000                   The Bank of New York Mellon Corp., 2.95%, 6/18/15         2,413,195
 3,533,000          0.49     The Bank of New York Mellon Corp.,
                             Floating Rate Note, 10/23/15                              3,536,544
 3,275,000          0.49     The Bank of New York Mellon Corp.,
                             Floating Rate Note, 3/4/16                                3,280,001
                                                                                  --------------
                                                                                  $   24,316,912
------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 1.4%
 1,300,000                   Morgan Stanley, 1.75%, 2/25/16                       $    1,308,476
 2,700,000          0.97     Morgan Stanley, Floating Rate Note, 1/5/18                2,706,391
   318,000          0.73     Morgan Stanley, Floating Rate Note, 10/15/15                318,450
 4,350,000          1.51     Morgan Stanley, Floating Rate Note, 2/25/16               4,381,959
   685,000          3.00     Morgan Stanley, Floating Rate Note, 8/30/15                 690,588
 7,409,000                   Raymond James Financial, Inc., 4.25%, 4/15/16             7,693,083
 2,465,000          0.62     The Bear Stearns Companies LLC,
                             Floating Rate Note, 11/21/16                              2,462,106
 4,055,000                   The Charles Schwab Corp., 0.85%, 12/4/15                  4,064,229
 3,422,000                   The Goldman Sachs Group, Inc., 1.6%, 11/23/15             3,441,902
 2,400,000                   The Goldman Sachs Group, Inc., 3.7%, 8/1/15               2,423,544


The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 73

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- (continued)
 4,300,000          0.70     The Goldman Sachs Group, Inc.,
                             Floating Rate Note, 3/22/16                          $    4,298,856
 1,300,000          0.66     The Goldman Sachs Group, Inc.,
                             Floating Rate Note, 7/22/15                               1,300,306
                                                                                  --------------
                                                                                  $   35,089,890
                                                                                  --------------
                             Total Diversified Financials                         $  130,301,944
------------------------------------------------------------------------------------------------
                             INSURANCE -- 6.8%
                             Life & Health Insurance -- 0.9%
 2,600,000          0.50     Jackson National Life Global Funding,
                             Floating Rate Note, 7/29/16 (144A)                   $    2,600,980
 3,300,000          0.61     Jackson National Life Global Funding,
                             Floating Rate Note, 9/30/15 (144A)                        3,304,198
 5,015,000                   MetLife Institutional Funding II,
                             1.625%, 4/2/15 (144A)                                     5,015,000
 1,500,000          0.38     Pricoa Global Funding I, Floating Rate
                             Note, 5/16/16 (144A)                                      1,499,760
 3,255,000          0.47     Pricoa Global Funding I, Floating Rate
                             Note, 6/24/16 (144A)                                      3,255,472
 1,270,000                   Principal Life Global Funding II, 1.0%,
                             12/11/15 (144A)                                           1,274,314
 2,530,000          0.61     Principal Life Global Funding II,
                             Floating Rate Note, 5/27/16 (144A)                        2,535,455
 2,500,000                   Prudential Financial, Inc., 3.0%, 5/12/16                 2,556,532
                                                                                  --------------
                                                                                  $   22,041,711
------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.7%
 2,500,000                   American International Group, Inc., 5.05%, 10/1/15   $    2,553,140
   690,000                   Metropolitan Life Global Funding I,
                             3.125%, 1/11/16 (144A)                                      703,864
 1,500,000          0.78     Metropolitan Life Global Funding I,
                             Floating Rate Note, 7/15/16 (144A)                        1,507,434
 3,550,000                   New York Life Global Funding, 0.75%,
                             7/24/15 (144A)                                            3,554,203
 6,650,000          0.55     New York Life Global Funding, Floating
                             Rate Note, 12/15/17 (144A)                                6,646,269
 3,150,000          0.61     New York Life Global Funding, Floating

                             Rate Note, 5/23/16 (144A)                                 3,158,858
                                                                                  --------------
                                                                                  $   18,123,768
------------------------------------------------------------------------------------------------
                             Reinsurance -- 5.2%
 1,000,000          6.36     Alamo Re, Ltd., Floating Rate Note,
                             6/7/17 (Cat Bond) (144A)                             $    1,021,200
   600,000                   Altair Re, Variable Rate Notes,
                             6/30/17 (e)                                                 608,880
   100,000                   Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/1/15 (e)                             111,590

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
 1,000,000          4.02     Armor Re, Ltd., Floating Rate Note,
                             12/15/16 (Cat Bond) (144A)                           $      993,300
 1,500,000          3.45     Atlas IX Capital, Ltd., Floating Rate Note,
                             1/17/19 (Cat Bond) (144A)                                 1,535,250
   250,000          0.00     Atlas IX Capital, Ltd., Floating Rate Note,
                             1/7/19 (Cat Bond) (144A) (d)                                250,000
 1,000,000          8.13     Atlas Reinsurance VII, Ltd., Floating
                             Rate Note, 1/7/16 (Cat Bond) (144A)                       1,015,200
 2,575,000          4.28     Blue Danube II, Ltd., Floating Rate
                             Note, 5/23/18 (Cat Bond) (144A)                           2,575,772
   600,000          6.00     Blue Danube, Ltd., Floating Rate Note,
                             4/10/15 (Cat Bond) (144A)                                   599,700
 1,945,000         10.75     Blue Danube, Ltd., Floating Rate Note,
                             4/10/15 (Cat Bond) (144A)                                 1,945,194
   750,000          2.51     Bosphorus Re, Ltd., Floating Rate Note,
                             5/3/16 (Cat Bond) (144A)                                    748,275
 2,250,000          5.27     Caelus Re, Ltd., Floating Rate Note,
                             3/7/16 (Cat Bond) (144A)                                  2,270,025
 2,300,000          6.87     Caelus Re, Ltd., Floating Rate Note,
                             4/7/17 (Cat Bond) (144A)                                  2,373,600
   250,000          4.28     Citrus Re, Ltd., Floating Rate Note,
                             4/18/17 (Cat Bond) (144A)                                   245,875
 1,350,000          3.78     Citrus Re, Ltd., Floating Rate Note,
                             4/24/17 (Cat Bond) (144A)                                 1,323,675
 1,528,080                   Clarendon Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 7/14/15 (e)                          1,503,936
   250,000          9.01     East Lane Re V, Ltd., Floating Rate Note,
                             3/16/16 (Cat Bond) (144A)                                   260,650
 1,450,000          0.00     East Lane Re VI, Ltd., Floating Rate
                             Note, 3/13/20 (Cat Bond) (144A) (d)                       1,446,810
 2,000,000          2.76     East Lane Re VI, Ltd., Floating Rate
                             Note, 3/14/18 (Cat Bond) (144A)                           1,991,400
 1,300,000                   Eden Re II, Ltd., 4/19/18 (Cat Bond) (144A) (c)           1,314,300
 1,025,000          5.01     Embarcadero Reinsurance, Ltd., Floating Rate
                             Note, 2/7/17 (Cat Bond) (144A)                            1,028,588
 2,375,100                   Exeter Segregated Account (KANE
                             SAC Ltd.), Variable Rate Notes, 1/7/16 (e)                2,384,363
   750,000                   Fairfield Segregated Account (KANE
                             SAC Ltd.), Variable Rate Notes, 2/2/16 (e)                  701,250
 1,250,000          7.40     Galileo Re, Ltd., Floating Rate Note,
                             1/9/19 (Cat Bond) (144A)                                  1,280,875
 2,000,000          6.70     Gator Re, Ltd., Floating Rate Note,
                             1/9/17 (Cat Bond) (144A)                                  1,847,400
 2,000,000                   Gloucester Segregated Account (Kane
                             SAC Ltd.), Variable Rate Notes, 6/12/15 (e)               1,958,000

The accompanying  notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 75

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
 2,650,000          2.22     Golden State Re II, Ltd., Floating Rate
                             Note, 1/8/19 (Cat Bond) (144A)                       $    2,639,135
 2,600,000                   Gullane Segregated Account (KANE
                             SAC Ltd.), Variable Rate Notes, 1/22/17 (e)               2,695,680
   420,500                   Hereford Segregated Account (KANE
                             SAC Ltd.), Variable Rate Notes, 1/7/16 (e)                  422,308
 2,500,000          4.01     Ibis Re II, Ltd., Floating Rate Note,
                             6/28/16 (Cat Bond) (144A)                                 2,512,750
 2,350,000          3.78     Kilimanjaro Re, Ltd., Floating Rate
                             Note, 11/25/19 (Cat Bond) (144A)                          2,333,080
 1,000,000          4.15     Kilimanjaro Re, Ltd., Floating Rate
                             Note, 4/30/18 (Cat Bond) (144A)                           1,004,200
 2,300,000          4.77     Kilimanjaro Re, Ltd., Floating Rate
                             Note, 4/30/18 (Cat Bond) (144A)                           2,328,060
 1,800,000          2.27     Kizuna Re II, Ltd., Floating Rate Note,
                             4/6/18 (Cat Bond) (144A)                                  1,805,220
 2,610,000          3.98     Longpoint Re, Ltd., III, Floating Rate
                             Note, 5/18/16 (Cat Bond) (144A)                           2,623,572
 3,550,000          6.02     Longpoint Re, Ltd., Floating Rate Note,
                             6/12/15 (Cat Bond) (144A)                                 3,577,335
   750,000                   Lorenz Re, Ltd., 3/31/18 (c) (e)                            750,000
 2,000,000          2.02     Merna Re V, Ltd., Floating Rate Note,
                             4/7/17 (Cat Bond) (144A)                                  1,992,400
 1,000,000          0.00     Merna Reinsurance, Ltd., Floating
                             Rate Note, 4/9/18 (Cat Bond) (144A) (d)                     999,200
 1,250,000          4.53     MetroCat Re, Ltd., Floating Rate Note,
                             8/5/16 (Cat Bond) (144A)                                  1,266,500
 1,111,667                   Muirfield Segregated Account (KANE
                             SAC Ltd.), Variable Rate Notes, 1/12/16 (e)               1,114,890
 1,750,000          7.51     Multicat Mexico Re, Ltd., Floating Rate
                             Note, 12/4/15 (Cat Bond)(144A)                            1,751,750
 6,250,000          8.04     Mythen Re, Ltd., Floating Rate Note,
                             5/7/15 (Cat Bond) (144A)                                  6,268,750
 4,250,000          8.51     Mythen Re, Ltd., Floating Rate Note,
                             5/7/15 (Cat Bond) (144A)                                  4,264,450
 2,250,000          8.60     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                             Rate Note, 1/5/17 (Cat Bond) (144A)                       2,360,475
   500,000         11.83     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                             Rate Note, 11/10/16 (Cat Bond) (144A)                       520,950
 2,500,000          8.01     Mythen Re, Ltd., Series 2013-1 Class B, Floating
                             Rate Note, 7/9/15 (Cat Bond) (144A)                       2,534,750
 2,250,000          7.27     Northshore Re, Ltd., Floating Rate Note,
                             7/5/16 (Cat Bond) (144A)                                  2,311,650
 2,500,000                   Pangaea Re, Series 2015-1, Principal
                             at Risk Notes, 2/1/19 (e)                                 2,606,000
 2,250,000         14.01     Pelican Re, Ltd., Floating Rate Note,
                             4/13/15 (Cat Bond) (144A)                                 2,254,500

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
 2,008,000                   PI-1, Series E -- 2014 (Kane SAC Ltd.),
                             Variable Rate Notes, 6/12/15 (e)                     $    2,102,778
 1,750,000          3.51     Queen City Re, Floating Rate Note,
                             1/6/19 (Cat Bond) (144A)                                  1,733,900
 2,250,000          7.50     Queen Street IV Capital, Ltd., Floating
                             Rate Note, 4/9/15 (Cat Bond) (144A)                       2,244,375
 1,750,000          8.50     Queen Street V Re, Ltd., Floating Rate
                             Note, 4/9/15 (Cat Bond) (144A)                            1,745,800
   250,000        10.36      Queen Street VI Re, Ltd., Floating Rate
                             Note, 4/9/15 (Cat Bond) (144A)                              249,425
 1,750,000          8.61     Queen Street VII Re, Ltd., Floating Rate
                             Note, 4/8/16 (Cat Bond) (144A)                            1,796,375
 1,000,000          0.00     Queen Street X RE, Ltd., Floating Rate
                             Note, 6/8/18 (Cat Bond) (144A) (d)                        1,002,100
 1,450,000          8.76     Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                           1,466,240
 1,750,000          9.01     Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 6/6/15 (Cat Bond) (144A)                            1,769,950
 1,500,000          8.91     Residential Reinsurance 2011, Ltd., Floating Rate
                             Note, 6/6/17 (Cat Bond) (144A)                            1,517,700
 1,000,000        12.76      Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                           1,068,100
 2,900,000          4.51     Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                           2,960,900
 1,500,000          5.76     Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 12/6/16 (Cat Bond) (144A)                           1,539,900
   750,000          8.01     Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 6/6/16 (Cat Bond) (144A)                              791,025
   900,000        10.01      Residential Reinsurance 2012, Ltd., Floating Rate
                             Note, 6/6/16 (Cat Bond) (144A)                              958,230
   850,000          9.27     Residential Reinsurance 2013, Ltd., Floating Rate
                             Note, 6/6/17 (Cat Bond) (144A)                              894,030
   750,000          3.51     Residential Reinsurance 2014, Ltd., Floating Rate
                             Note, 6/6/18 (Cat Bond) (144A)                              755,325
 1,000,000          4.02     Riverfront Re, Ltd., Floating Rate Note,
                             1/6/17 (Cat Bond) (144A)                                    994,500
 1,000,000          3.02     Sanders Re, Ltd., Floating Rate Note,
                             5/25/18 (Cat Bond) (144A)                                   983,000
 2,500,000          3.54     Sanders Re, Ltd., Floating Rate Note,
                             5/5/17 (Cat Bond) (144A)                                  2,481,000
 1,250,000          4.03     Sanders Re, Ltd., Floating Rate Note,
                             5/5/17 (Cat Bond) (144A)                                  1,238,875
 2,000,000          3.92     Sanders Re, Ltd., Floating Rate Note,
                             6/7/17 (Cat Bond) (144A)                                  2,000,600
   500,000                   Sector Re V, Ltd., 12/1/19 (144A) (c) (e)                   512,150


The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 77

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
 1,500,000          8.51     Tar Heel Re, Ltd., Floating Rate Note,
                             5/9/16 (Cat Bond) (144A)                             $    1,541,400
   750,000          5.03     Tradewynd Re, Ltd., Floating Rate Note,
                             1/8/18 (Cat Bond) (144A)                                    751,125
   250,000          0.00     Tramline Re II, Ltd., Floating Rate Note,
                             1/4/19 (Cat Bond) (144A) (d)                                254,700
 1,147,083                   Troon Segregated Account (KANE SAC
                             Ltd.), Variable Rate Notes, 1/12/16 (e)                   1,149,492
 1,100,000          3.52     Ursa Re, Ltd., Floating Rate Note,
                             12/7/17 (Cat Bond) (144A)                                 1,100,440
 2,500,000                   Versutus Ltd., Series 2015-A, Variable
                             Rate Notes, 12/31/2017 (e)                                2,565,000
 1,500,000          2.76     Vita Capital V, Ltd., Floating Rate Note,
                             1/15/17 (Cat Bond) (144A)                                 1,524,900
   500,000          3.46     Vita Capital V, Ltd., Floating Rate
                             Note, 1/15/17 (Cat Bond) (144A)                             509,450
 1,000,000          2.77     Vitality Re IV, Ltd., Floating Rate
                             Note, 1/9/17 (Cat Bond) (144A)                            1,019,900
 1,800,000          1.77     Vitality Re V, Ltd., Floating Rate Note,
                             1/7/19 (Cat Bond) (144A)                                  1,805,040
                                                                                  --------------
                                                                                  $  131,300,438
                                                                                  --------------
                             Total Insurance                                      $  171,465,917
------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.1%
                             Application Software -- 0.0%+
 1,250,000                   Igloo Holdings Corp., 8.25%, 12/15/17
                             (8.25% Cash, 9.00% PIK) (144A) (PIK)                 $    1,262,500
------------------------------------------------------------------------------------------------
                             Systems Software -- 0.1%
 1,937,000          0.43     Oracle Corp., Floating Rate Note, 7/7/17             $    1,939,166
                                                                                  --------------
                             Total Software & Services                            $    3,201,666
------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                             Communications Equipment -- 0.2%
 2,580,000          0.51     Cisco Systems, Inc., Floating Rate Note, 3/3/17      $    2,588,155
 3,600,000          0.28     Cisco Systems, Inc., Floating Rate Note, 9/3/15           3,600,482
                                                                                  --------------
                                                                                  $    6,188,637
------------------------------------------------------------------------------------------------
                             Computer Storage & Peripherals -- 0.1%
 1,500,000          0.28     Apple, Inc., Floating Rate Note,
                             5/3/16                                               $    1,500,639
                                                                                  --------------
                             Total Technology Hardware & Equipment                $    7,689,276
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 1.0%
                             Integrated Telecommunication Services -- 0.8%
 3,119,000                   AT&T, Inc., 2.5%, 8/15/15                             $   3,140,006
 7,229,000                   British Telecommunications Plc, 2.0%, 6/22/15             7,251,822
 3,300,000                   Verizon Communications, Inc., 0.7%, 11/2/15               3,300,132
 6,355,000          1.77     Verizon Communications, Inc., Floating
                             Rate Note, 9/15/16                                        6,457,417
                                                                                  --------------
                                                                                   $  20,149,377
------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.2%
 1,250,000                   Altice Financing SA, 7.875%, 12/15/19 (144A)          $   1,325,000
 1,500,000          1.24     America Movil SAB de CV, Floating
                             Rate Note, 9/12/16                                        1,505,859
 1,150,000          0.62     Vodafone Group Plc, Floating Rate Note, 2/19/16           1,150,875
                                                                                  --------------
                                                                                   $   3,981,734
                                                                                  --------------
                             Total Telecommunication Services                      $  24,131,111
------------------------------------------------------------------------------------------------
                             UTILITIES -- 1.3%
                             Electric Utilities -- 1.1%
 5,000,000                   Appalachian Power Co., 3.4%, 5/24/15                 $    5,018,640
 2,600,000                   Duke Energy Corp., 3.35%, 4/1/15                          2,600,000
 1,740,000          0.61     Duke Energy Corp., Floating Rate Note, 4/3/17             1,743,788
 2,285,000          0.60     Duke Energy Indiana, Inc., Floating Rate Note, 7/11/16    2,287,299
 5,100,000          0.46     Duke Energy Progress, Inc., Floating Rate
                             Note, 11/20/17                                            5,095,742
 1,275,000          0.44     Duke Energy Progress, Inc., Floating Rate Note, 3/6/17    1,274,442
 1,865,000          0.72     Electricite de France SA, Floating Rate
                             Note, 1/20/17 (144A)                                      1,867,126
 1,090,000          0.59     Georgia Power Co., Floating Rate Note, 3/15/16            1,089,398
 1,000,000          0.66     Georgia Power Co., Floating Rate Note, 8/15/16              999,546
 2,500,000                   LG&E and KU Energy LLC, 2.125%, 11/15/15                  2,516,315
 1,013,000          0.50     NSTAR Electric Co., Floating Rate Note, 5/17/16           1,011,984
 1,200,000                   The Connecticut Light & Power Co., 5.0%, 4/1/15           1,200,000
                                                                                  --------------
                                                                                  $   26,704,280
------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.0%+
 1,000,000                   DCP Midstream Operating LP, 3.25%, 10/1/15           $    1,004,500
------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.1%
 2,500,000          0.47     San Diego Gas & Electric Co.,
                             Floating Rate Note, 3/9/17                           $    2,497,560
------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy Traders -- 0.1%
 1,250,000                   NRG Energy, Inc., 8.25%, 9/1/20                      $    1,323,438
                                                                                  --------------
                             Total Utilities                                      $   31,529,778
------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                            (Cost $751,179,540)                                   $  752,315,545
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 79

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 3.0%
     5,735                   Fannie Mae, 7.0%, 10/1/17                            $        5,986
    22,040          2.21     Fannie Mae, Floating Rate Note, 1/1/48                       23,458
    26,438          2.64     Fannie Mae, Floating Rate Note, 10/1/32                      27,228
     8,819          2.24     Fannie Mae, Floating Rate Note, 11/1/23                       9,102
    23,524          2.30     Fannie Mae, Floating Rate Note, 2/1/34                       23,739
    19,994          2.24     Fannie Mae, Floating Rate Note, 9/1/32                       21,287
 2,133,000                   Federal Farm Credit Banks, 0.39%, 4/25/16                 2,132,093
 2,560,000          0.15     Federal Farm Credit Banks, Floating
                             Rate Note, 10/26/15                                       2,560,609
 2,610,000          0.16     Federal Farm Credit Banks, Floating
                             Rate Note, 2/18/16                                        2,610,960
10,000,000          0.27     Federal Farm Credit Banks, Floating
                             Rate Note, 6/20/16                                       10,012,290
 2,540,000          0.18     Federal Farm Credit Banks, Floating
                             Rate Note, 9/18/15                                        2,540,810
10,000,000          0.21     Federal Home Loan Banks, Floating
                             Rate Note, 10/1/15                                       10,005,330
 2,640,000          0.22     Federal Home Loan Banks, Floating
                             Rate Note, 10/7/15                                        2,641,566
     8,015          2.36     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 10/1/23                                   8,294
    14,338          2.61     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 11/1/33                                  14,946
     7,305          2.59     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 6/1/35                                    7,387
 2,000,000          0.16     Federal Home Loan Mortgage Corp.,
                             Floating Rate Note, 6/26/15                               2,000,294
 6,085,000          0.19     Federal National Mortgage Association,
                             Floating Rate Note, 8/26/16                               6,088,785
    11,460          1.62     Government National Mortgage Association II,
                             Floating Rate Note, 1/20/22                                  11,865
20,100,000          0.09     U.S. Treasury Notes, Floating Rate Note, 10/31/16        20,092,419
13,470,000          0.11     U.S. Treasury Notes, Floating Rate Note, 7/31/16         13,468,640
                                                                                  --------------
                                                                                  $   74,307,088
------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $74,304,742)                                   $   74,307,088
------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BOND -- 0.1%
 1,800,000          0.41     Province of Ontario Canada,
                             Floating Rate Note, 4/1/15                           $    1,800,000
------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BOND
                             (Cost $1,800,000)                                    $    1,800,000
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             MUNICIPAL BOND -- 0.0%+
                             Municipal Student Loan -- 0.0%+
   948,267          1.16     Louisiana Public Facilities Authority,
                             Floating Rate Note, 4/26/27                          $      951,358
------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BOND
                             (Cost $952,909)                                      $      951,358
------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE
                             LOAN INTERESTS -- 7.8%**
                             ENERGY -- 0.4%
                             Oil & Gas Drilling -- 0.0%+
   709,423          6.00     Drillships Financing Holding, Inc.,
                             Tranche B-1 Term Loan, 3/31/21                       $      543,418
   158,380          5.75     Offshore Group Investment, Ltd.,
                             Term Loan, 3/28/19                                           90,672
   870,625          3.75     Paragon Offshore Finance, Term Loan, 7/16/21                592,129
                                                                                  --------------
                                                                                  $    1,226,219
------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.2%
 1,442,750          3.75     77 Energy, Tranche B Loan (First Lien), 6/17/21      $    1,268,177
 2,661,864          3.88     Fieldwood Energy LLC, Closing Date Loan, 9/25/18          2,495,498
   496,250          5.25     McDermott International, Inc., Tranche
                             B Loan (First Lien), 4/11/19                                451,588
                                                                                  --------------
                                                                                  $    4,215,263
------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.1%
    19,879          4.50     Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16        $       19,830
 2,715,625          4.00     Seadrill Operating LP, Initial Term Loan, 2/14/21         2,164,983
                                                                                  --------------
                                                                                  $    2,184,813
------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.1%
    74,541          4.25     Pilot Travel Centers LLC, Initial
                             Tranche B, 9/30/21                                   $       75,287
   795,000          2.43     Tesoro Corp., Initial Term Loan, 1/11/16                    797,464
   446,608          4.25     Western Refining, Inc., Term Loan
                             2013, 11/12/20                                              444,236
                                                                                  --------------
                                                                                  $    1,316,987
------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.0%+
   221,862          5.50     Foresight Energy LLC, Term Loan, 8/21/20             $      219,366
                                                                                  --------------
                             Total Energy                                         $    9,162,648
------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.5%
                             Commodity Chemicals -- 0.2%
 1,855,848          4.52     AZ Chem US, Inc., Tranche B Term Loan
                             (First Lien), 6/9/21                                 $    1,861,937
 1,181,000          5.25     Citadel Plastics Holdings Inc., Initial
                             Loan (First Lien), 11/4/20                                1,183,952

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 81

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Commodity Chemicals -- (continued)
 1,396,500          4.75     Eco Services Operations, Initial Term Loan, 10/8/21  $    1,405,228
   383,408          4.00     Tronox Pigments BV, New Term Loan, 3/19/20                  383,959
                                                                                  --------------
                                                                                  $    4,835,076
------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
 1,021,485          3.75     Axalta Coating Systems US Holdings,
                             Inc., Refinanced Term B Loan, 2/1/20                 $    1,016,843
   146,429          3.50     Chemtura Corp., New Term Loan, 8/29/16                      146,825
   997,500          3.75     Huntsman International LLC, 2014-1
                             Incremental Term Loan, 9/30/21                            1,004,358
   928,625          4.00     PQ Corp., 2014 Term Loan, 8/7/17                            926,409
   289,283          2.75     WR Grace & Co-Conn, Delayed Draw
                             Term Loan, 1/23/21                                          289,722
   803,903          2.75     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                 805,123
                                                                                  --------------
                                                                                  $    4,189,280
------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.1%
   677,160          4.00     Ardagh Holdings USA, Inc., Tranche
                             B-3 Term Loan (First Lien), 12/17/19                 $      680,263
 1,246,875          4.00     Crown Americas LLC, Term Loan B, 10/22/21                 1,260,415
                                                                                  --------------
                                                                                  $    1,940,678
------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.0%+
   684,096          4.75     Kleopatra Acquisition Corp., Term B-1
                             Loan, 12/21/16                                       $      688,514
   173,250          4.25     Multi Packaging Solutions, Inc., Initial
                             Dollar Tranche B Term, 9/30/20                              172,673
                                                                                  --------------
                                                                                  $      861,187
------------------------------------------------------------------------------------------------
                             Aluminum -- 0.0%+
   116,400          5.75     Noranda Aluminum Acquisition Corp.,
                             Term B Loan, 2/28/19                                 $      108,834
------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.0%+
 1,110,204          3.75     Fortescue Metals Group, Ltd.,
                             Bank Loan, 6/30/19                                   $    1,006,718
------------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
   356,618          4.75     JMC Steel Group, Inc., Term Loan, 4/1/17             $      355,875
   148,125          4.50     TMS International Corp., Term B Loan, 10/2/20               145,811
                                                                                  --------------
                                                                                  $      501,686
                                                                                  --------------
                             Total Materials                                      $   13,443,459
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.6%
                             Aerospace & Defense -- 0.3%
 1,496,250          4.00     B/E Aerospace, Inc., Term Loan, 11/19/21             $    1,510,271
   872,814          3.75     DigitalGlobe, Inc., Term Loan, 1/25/20                      875,210
   143,055          6.25     DynCorp International, Inc., Term Loan, 7/7/16              142,340
   394,504          3.50     Orbital ATK, Inc., Term B Loan, 10/22/20                    395,408
   319,284          3.75     TransDigm, Inc., Tranche C Term Loan, 2/28/20               319,259
 2,528,500          3.25     Wesco Aircraft Hardare Corp., Tranche B Term
                             Loan (First Lien), 2/24/21                                2,502,821
                                                                                  --------------
                                                                                  $    5,745,309
------------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
 1,078,246          3.50     Armstrong World Industries, Inc.,
                             Term Loan B, 3/15/20                                 $    1,079,088
   852,173          4.00     Quikrete Holdings, Inc., Initial Loan
                             (First Lien), 9/26/20                                       852,705
   974,189          4.25     Unifrax Corp., New Term B Loan, 12/31/19                    973,214
                                                                                  --------------
                                                                                  $    2,905,007
------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.0%+
   287,193          3.75     Aecom Technology, Term Loan B, 10/15/21              $      289,945
------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
 1,064,622          3.25     Southwire Co., Term Loan, 1/31/21                    $    1,054,641
   869,192          6.00     WireCo WorldGroup, Inc., Term Loan, 2/15/17                 869,192
                                                                                  --------------
                                                                                  $    1,923,833
------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.0%+
   686,070          4.00     Milacron LLC, Term Loan, 3/12/20                     $      680,067
------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery
                             & Heavy Trucks -- 0.0%+
    71,613          3.25     Manitowoc Co., Inc. (The), Term B Loan, 12/18/20     $       71,634
   308,009          3.50     Terex Corp., U.S. Term Loan, 8/13/21                        308,971
                                                                                  --------------
                                                                                  $      380,605
------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
   234,538          4.25     Gardner Denver, Inc., Initial Dollar
                             Term Loan, 7/30/20                                   $      223,060
 1,216,518          6.00     NN, Inc., Term Loan, 8/27/21                              1,221,840
 1,683,943          4.25     Schaeffler AG, Facility B-USD, 5/15/20                    1,697,888
    78,601          5.75     Xerium Technologies, Inc., New Term
                             Loan, 5/17/19                                                79,583
                                                                                  --------------
                                                                                  $    3,222,371
------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.0%+
   318,295          3.75     WESCO Distribution, Inc., Tranche B-1
                             Loan, 12/12/19                                       $      319,223
                                                                                  --------------
                             Total Capital Goods                                  $   15,466,360
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 83

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                             Environmental & Facilities Services -- 0.2%
   131,667          3.25     Covanta Energy Corp., Term Loan, 3/28/19             $      131,646
 1,167,106          3.00     Progressive Waste Solutions, Ltd.,
                             Term B Loan, 10/31/19                                     1,172,941
   150,000          4.25     Waste Industries U.S.A., Inc., 1st Lien
                             Term Loan, 2/20/20                                          150,656
 2,866,379          5.00     Wheelabrator, Term B Loan, 10/15/21                       2,902,209
   126,437          5.00     Wheelabrator, Term C Loan, 10/15/21                         128,017
                                                                                  --------------
                                                                                  $    4,485,469
------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.0%+
   839,887          6.26     Language Line LLC, Tranche B Term
                             Loan, 6/20/16                                        $      837,132
------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.1%
   512,124          4.25     Allied Security Holdings LLC, Closing
                             Date Term Loan (First Lien), 2/12/21                 $      513,005
   318,544          4.00     Garda World Security Corp., Term B
                             Delayed Draw Loan, 11/8/20                                  317,615
 1,245,217          4.00     Garda World Security Corp., Term B
                             Loan, 11/1/20                                             1,241,585
   980,267          4.25     Monitronics International, Inc., Term B
                             Loan, 3/23/18                                               982,565
                                                                                  --------------
                                                                                  $    3,054,770
------------------------------------------------------------------------------------------------
                             Human Resource & Employment Services -- 0.1%
 1,037,113          3.50     On Assignment, Inc., Initial Term B Loan, 5/15/20    $    1,037,545
------------------------------------------------------------------------------------------------
                             Research & Consulting Services -- 0.0%+
   196,360          5.00     Wyle, Tranche B Loan (First Lien), 5/22/21           $      196,544
                                                                                  --------------
                             Total Commercial Services & Supplies                 $    9,611,460
------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.3%
                             Air Freight & Logistics -- 0.0%+
   197,500          5.25     Syncreon Group BV, Term Loan, 9/26/20                $      190,094
------------------------------------------------------------------------------------------------
                             Airlines -- 0.2%
 2,505,375          3.75     American Airlines, Inc., Class B Term
                             Loan, 6/27/19                                        $    2,508,955
   500,000          4.25     American Airlines, Inc., Class B Term, 10/10/21             504,166
   733,125          3.25     Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18         733,910
   293,893          3.25     Delta Air Lines, Inc., Term Loan, 4/20/17                   294,214
   995,000          3.75     United Airlines, Inc., Class B-1 Term Loan, 9/15/21         995,622
   245,000          3.50     United Airlines, Inc., Class B Term Loan, 4/1/19            244,388
                                                                                  --------------
                                                                                  $    5,281,255
------------------------------------------------------------------------------------------------
                             Marine -- 0.1%
 1,405,726          5.25     Navios Maritime Partners LP, Term Loan, 6/27/18      $    1,418,026
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Trucking -- 0.0%+
   339,006          3.75     Swift Transportation Co., LLC, Tranche B Term
                             Loan (First Lien), 6/9/21                            $      340,489
                                                                                  --------------
                             Total Transportation                                 $    7,229,864
------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.3%
                             Auto Parts & Equipment -- 0.1%
   771,279          3.50     Allison Transmission, Inc., Term B-3
                             Loan, 8/23/19                                        $      772,565
 1,000,000          6.00     BBB Industries US, Initial Term Loan, 10/15/21            1,003,750
 1,549,174          4.25     MPG Holdco I, Inc., Initial Term Loan, 10/20/21           1,558,989
   633,502          4.25     TI Group Automotive Systems LLC, Term
                             Loan Facility, 7/1/21                                       634,030
   188,956          4.00     Tower Automotive Holdings USA LLC,
                             Refinancing Term Loan, 4/23/20                              189,133
                                                                                  --------------
                                                                                  $    4,158,467
------------------------------------------------------------------------------------------------
                             Tires & Rubber -- 0.0%+
   666,667          4.75     The Goodyear Tire & Rubber Co.,
                             Term Loan (Second Lien), 3/27/19                     $      673,437
------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.2%
   373,062          3.50     Chrysler Group LLC, Term Loan B, 5/24/17             $      373,294
 2,871,000          3.25     Chrysler Group LLC, Tranche B Term
                             Loan, 12/29/18                                            2,870,403
   497,500          6.00     Crown Group LLC, Term Loan (First Lien), 9/30/20            494,702
                                                                                  --------------
                                                                                  $    3,738,399
------------------------------------------------------------------------------------------------
                             Personal Products -- 0.0%+
   496,250          3.50     Visteon Corp., Tranche B Loan (First Lien), 4/8/21   $      496,173
                                                                                  --------------
                             Total Automobiles & Components                       $    9,066,476
------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.2%
                             Home Furnishings -- 0.0%+
   330,711          4.25     Serta Simmons Holdings LLC, Term Loan, 10/1/19       $      331,795
   416,859          3.50     Tempur Sealy International, Inc.,
                             New Term B Loan, 3/18/20                                    417,814
                                                                                  --------------
                                                                                  $      749,609
------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.1%
   985,000          2.93     Jarden Corp., Tranche B1 Term Loan, 9/30/20          $      992,511
   765,417          4.50     Reynolds Group Holdings, Inc.,
                             Incremental U.S. Term Loan, 12/31/18                        769,723
                                                                                  --------------
                                                                                  $    1,762,234
------------------------------------------------------------------------------------------------
                             Leisure Products -- 0.0%+
   188,571          4.00     Bombardier Recreational Products,
                             Inc., Term B Loan, 1/30/19                           $      188,611
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 85

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Apparel, Accessories & Luxury Goods -- 0.1%
 1,112,487          3.25     PVH Corp., Tranche B Term Loan, 12/19/19             $    1,119,517
                                                                                  --------------
                             Total Consumer Durables & Apparel                    $    3,819,971
------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.5%
                             Casinos & Gaming -- 0.2%
 1,221,875          3.50     MGM Resorts International, Term B
                             Loan, 12/20/19                                       $    1,219,711
   181,125          3.75     Pinnacle Entertainment, Inc., Tranche
                             B-2 Term Loan, 8/13/20                                      181,370
 1,995,000          6.00     Scientific Games, Initial Term B-2, 10/1/21               2,002,204
                                                                                  --------------
                                                                                  $    3,403,285
------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.1%
   489,865          3.50     Four Seasons Holdings, Inc., Term Loan, 6/27/20      $      490,171
   957,237          3.50     Hilton Worldwide Finance LLC, Initial
                             Term Loan, 9/23/20                                          959,545
   997,500          4.00     NCL Corp., Ltd., Term B Loan, 11/5/21                     1,007,774
                                                                                  --------------
                                                                                  $    2,457,490
------------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.0%+
    96,885          3.25     Cedar Fair LP, U.S. Term Facility, 3/6/20            $       97,414
   727,904          3.50     Six Flags Theme Parks, Inc., Tranche B
                             Term Loan, 12/20/18                                         732,149
                                                                                  --------------
                                                                                  $      829,563
------------------------------------------------------------------------------------------------
                             Restaurants -- 0.1%
   614,526          4.50     Burger King Worldwide, Inc., Term
                             Loan B, 9/24/21                                      $      621,382
   379,853          4.00     Landry's, Inc., B Term Loan, 4/24/18                        381,040
   155,200          4.00     NPC International, Inc., Term Loan, 12/28/18                153,066
   834,931          4.25     PF Chang's China Bistro, Inc., Term
                             Borrowing, 7/2/19                                           816,667
   719,267          3.25     Wendy's International, Inc., Term B Loan, 5/15/19           720,166
                                                                                  --------------
                                                                                  $    2,692,321
------------------------------------------------------------------------------------------------
                             Education Services -- 0.1%
   595,305          4.00     Bright Horizons Family Solutions, Inc.,
                             Term B Loan, 1/14/20                                 $      597,414
   598,500          4.50     Bright Horizons Family Solutions, Inc.,
                             Term B-1 Loan, 1/30/20                                      602,241
                                                                                  --------------
                                                                                  $    1,199,655
------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.0%+
   871,867          4.00     Weight Watchers International, Inc.,
                             Initial Tranche B-2 Term Loan, 4/2/20                $      469,446
                                                                                  --------------
                             Total Consumer Services                              $   11,051,760
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             MEDIA -- 1.1%
                             Advertising -- 0.0%+
   113,284          4.75     Getty Images, Inc., Initial Term Loan, 10/18/19      $       95,810
                                                                                  --------------
                                                                                  $       95,810
------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.4%
 1,629,423          3.00     CBS Outdoor Americas Capital llc, Tranche B Term
                             Loan (First Lien), 1/15/21                           $    1,622,905
   343,664          4.00     Entercom Radio LLC, Term B-2 Loan, 11/23/18                 344,523
 1,002,368          3.75     Gray Television, Inc., Term Loan
                             (First Lien), 6/10/21                                     1,002,870
   612,574          4.25     NEP, Amendment No. 3 Incremental
                             Term Loan (First Lien), 1/22/20                             598,025
   496,222          3.25     Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20         490,794
 1,331,562          3.00     Sinclair Television Group, Inc., New
                             Tranche B Term Loan, 4/19/20                              1,324,688
 1,000,000          3.50     Sinclair Television Group, Incremental Loan, 7/30/21      1,001,375
 2,116,251          4.00     Tribune Co., Tranche B Term Loan
                             (First Lien), 11/20/20                                    2,120,748
   661,438          4.00     Univision Communications, Inc., Replacement First-
                             Lien Term Loan, 3/1/20                                      661,128
                                                                                  --------------
                                                                                  $    9,167,056
------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.5%
 1,112,078          3.50     Cequel Communications LLC, Term
                             Loan, 2/14/19                                        $    1,115,032
 1,301,813          3.00     Charter Communications Operating LLC,
                             Term F Loan, 1/1/21                                       1,298,456
 1,250,000          4.25     Charter Communications Operating
                             LLC, Term G Loan, 9/10/21                                 1,261,621
   521,732          3.75     Intelsat Jackson Holdings SA, Tranche
                             B-2 Term Loan, 6/30/19                                      520,363
   731,250          4.00     MCC Georgia LLC, Tranche G Term Loan, 2/8/20                732,164
 1,386,000          2.65     Mediacom Illinois LLC, Tranche F Term
                             Loan, 3/31/18                                             1,369,830
   658,744          3.50     Telesat Canada, U.S. Term B Loan, 3/28/19                   658,327
 1,884,855          3.50     Virgin Media Investment Holdings, Ltd.,
                             New Term B Loan, 2/6/20                                   1,884,985
   238,082          4.75     WideOpenWest Finance LLC, Term B Loan, 4/1/19               238,762
 1,136,553          3.50     Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22            1,130,516
 1,072,383          3.50     Ziggo BV, Tranche B-1 Term Loan
                             (First Lien), 1/15/22                                     1,066,686
   691,064          3.39     Ziggo BV, Tranche B-2 Term Loan
                             (First Lien), 1/15/22                                       687,393
                                                                                  --------------
                                                                                  $   11,964,135
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 87

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
 1,453,927          3.50     AMC Entertainment, Inc., Initial Term
                             Loan, 4/30/20                                        $    1,455,199
   766,330          3.50     Live Nation Entertainment, Inc., Term
                             B-1 Loan, 8/17/20                                           764,574
 1,018,334          3.75     Rovi Solutions Corp., Term B Loan, 7/2/21                 1,015,788
   589,500           3.50    Seminole Hard Rock Entertainment,
                             Inc., New Term Loan B, 5/14/20                              587,658
 1,083,500          3.75     WMG Acquisition Corp., Tranche B
                             Refinancing Term Loan, 7/1/20                             1,059,663
                                                                                  --------------
                                                                                  $    4,882,882
------------------------------------------------------------------------------------------------
                             Publishing -- 0.0%+
   523,674          0.27     EW Scripps, Inc., Term Loan, 11/26/20                $      525,638
   212,433          4.75     Interactive Data Corp., Tranche B Term
                             Loan (First Lien), 4/24/21                                  213,727
                                                                                  --------------
                                                                                  $      739,365
                                                                                  --------------
                             Total Media                                          $   26,849,248
------------------------------------------------------------------------------------------------
                             RETAILING -- 0.3%
                             Computer & Electronics Retail -- 0.1%
 1,732,500          3.75     Rent-A-Center, Inc., Term Loan
                             (2014), 2/6/21                                       $    1,697,850
------------------------------------------------------------------------------------------------
                             Home Improvement Retail -- 0.1%
 1,225,000          4.50     Apex Tool Group LLC, Term Loan, 2/1/20               $    1,204,712
------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.0%+
   982,500          3.75     Michaels Stores, Inc., Term B Loan, 1/28/20          $      983,377
------------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.1%
 1,276,336          3.00     Avis Budget Car Rental LLC, Tranche B
                             Term Loan, 3/15/19                                   $    1,282,707
   392,357          5.75     CWGS Group LLC, Term Loan, 2/20/20                          396,158
   733,125          4.00     The Hertz Corp., Tranche B1 Term Loan, 3/11/18              733,813
                                                                                  --------------
                                                                                  $    2,412,678
                                                                                  --------------
                             Total Retailing                                      $    6,298,617
------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.1%
                             Food Distributors -- 0.0%+
   184,983          5.75     AdvancePierre Foods, Inc., Term Loan
                            (First Lien), 7/10/17                                 $      185,532
------------------------------------------------------------------------------------------------
                             Food Retail -- 0.1%
 1,503,474          5.38     Albertsons LLC, Term B-2 Loan, 3/21/19               $    1,514,516
   497,500          4.75     New Albertson's, Inc., Term Loan
                            (First Lien), 6/24/21                                        499,366
                                                                                  --------------
                                                                                  $    2,013,882
                                                                                  --------------
                             Total Food & Staples Retailing                       $    2,199,414
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                             Agricultural Products -- 0.0%+
 1,574,100          3.25     Darling International, Inc., Term B USD
                             Loan, 12/19/20                                       $    1,572,447
------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.2%
 1,048,202          3.25     HJ Heinz Co., Term B2 Loan, 3/27/20                  $    1,050,230
   874,626          3.75     JBS USA LLC, Initial Term Loan, 5/25/18                     876,266
 1,158,833          3.00     Pinnacle Foods Finance LLC, New Term
                             Loan G, 4/29/20                                           1,155,833
   992,500          3.75     Post Holdings, Inc., Tranche B Loan
                             (First Lien), 5/23/21                                       996,428
                                                                                  --------------
                                                                                  $    4,078,757
                                                                                  --------------
                             Total Food, Beverage & Tobacco                       $    5,651,204
------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL
                             PRODUCTS -- 0.1%
                             Household Products -- 0.0%+
   295,500          3.50     Spectrum Brands, Inc., Tranche C
                             Term Loan, 8/13/19                                   $      295,980
------------------------------------------------------------------------------------------------
                             Personal Products -- 0.1%
   400,000          3.50     NBTY, Inc., Term B-2 Loan, 10/1/17                   $      395,375
   416,283          4.12     Prestige Brands, Inc., Term B-1 Loan, 1/31/19               417,974
   550,000          4.50     Prestige Brands, Inc., Term B-2 Loan, 8/18/21               552,888
   363,653          4.00     Revlon Consumer Products Corp.,
                             Acquisition Term Loan, 8/19/19                              364,051
   958,583          3.25     Revlon Consumer Products Corp.,
                             Replacement Term Loan, 11/19/17                             957,534
                                                                                  --------------
                                                                                  $    2,687,822
                                                                                  --------------
                             Total Household & Personal Products                  $    2,983,802
------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                             Health Care Equipment -- 0.1%
   668,423          3.25     Hologic, Inc., Refinancing Tranche B Term
                             Loan, 8/1/19                                         $      669,937
   585,306          4.50     Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18            588,233
                                                                                  --------------
                                                                                  $    1,258,170
------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.0%+
   997,500          4.00     Halyard Health, Inc., Term Loan, 11/1/21             $    1,008,881
   217,197          5.00     Immucor, Inc., Term B-2 Loan, 8/19/18                       218,350
                                                                                  --------------
                                                                                  $    1,227,231
------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
   328,915          6.50     BioScrip, Inc., Delayed Draw Term Loan, 7/31/20      $      326,859
   548,191          6.50     BioScrip, Inc., Initial Term B Loan, 7/31/20                544,765


The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 89

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Health Care Services -- (continued)
   593,611          4.00     BSN Medical GmbH & Co. KG, Facility
                             B1A, 8/28/19                                         $      592,375
   472,669          3.50     DaVita HealthCare Partners, Inc.,
                             Tranche B Loan (First Lien), 6/19/21                        474,400
 1,245,860          4.00     Envision Healthcare Corp., Initial Term
                             Loan, 5/25/18                                             1,251,505
 1,477,500          2.27     Fresenius US Finance I, Inc., Tranche B
                             Term Loan, 8/7/19                                         1,476,269
    66,145          7.75     inVentiv Health, Inc., Term B-3 Loan, 5/15/18                66,201
   340,427          4.50     Truven Health Analytics, Inc., New
                             Tranche B Term Loan, 6/6/19                                 340,530
                                                                                  --------------
                                                                                  $    5,072,904
------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
    71,466          4.25     CHS, 2021 Term D Loan, 1/27/21                       $       71,897
   486,275          4.50     IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                 487,916
   712,380          4.25     Kindred Healthcare, Inc., Tranche B
                             Loan (First Lien), 4/10/21                                  716,685
   490,059          6.00     RegionalCare Hospital Partners, Inc.,
                             Term Loan (First Lien), 4/21/19                             492,510
   227,883          3.75     Select Medical Corp., Series E Tranche B
                             Term Loan, 6/1/18                                           228,168
   982,500          6.75     Steward Health Care System LLC,
                             Term Loan, 4/10/20                                          980,953
                                                                                  --------------
                                                                                  $    2,978,129
------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
   796,876          4.00     ConvaTec, Inc., Dollar Term Loan, 12/22/16           $      800,353
 1,599,857          3.75     Emdeon, Inc., Term B-2 Loan, 11/2/18                      1,604,856
                                                                                  --------------
                                                                                  $    2,405,209
                                                                                  --------------
                             Total Health Care Equipment & Services               $   12,941,643
------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY
                             & LIFE SCIENCES -- 0.4%
                             Biotechnology -- 0.1%
 1,122,724          3.50     Alkermes, Inc., 2019 Term Loan, 9/25/19              $    1,125,530
------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.3%
   495,000          3.25     Endo Luxembourg Finance I Co., S.a.r.l.,
                             Tranche B Term Loan (First Lien), 11/5/20            $      496,052
   519,750          3.18     Grifols Worldwide Operations USA, Inc.,
                             U.S. Tranche B Term Loam, 4/1/21                            519,848
   302,713          4.25     JLL, Initial Dollar Term Loan, 1/23/21                      301,767
   965,250          3.25     Mallinckrodt International Finance SA,
                             Initial Term B Loan, 3/6/21                                 964,129
 1,466,124          4.00     Par Pharmaceutical Companies, Inc.,
                             Term B-2 Loan, 9/28/19                                    1,466,124

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- (continued)
   498,750          4.25     Par Pharmaceutical, Term B-3 Loan,
                             3.25%, 9/30/19                                       $      500,932
   255,300          4.25     PharMEDium Healthcare Corp., Initial
                             Term Loan (First Lien), 1/23/21                             254,130
 1,009,543          3.25     RPI Finance Trust, Term B-2 Term Loan, 5/9/18             1,013,329
   620,776          3.25     RPI Finance Trust, Term B-3 Term Loan, 11/9/18              622,871
   421,875          5.50     Salix Pharmaceuticals, Inc., Term Loan, 12/17/19            422,323
   511,676          3.03     Valeant Pharmaceuticals International, Inc.,
                             Series C-2 Tranche B Term Loan, 12/11/19                    512,031
   213,198          3.50     Valeant Pharmaceuticals International,
                             Inc., Series D2 Term Loan B, 2/13/19                        213,346
 1,313,724          3.50     Valeant Pharmaceuticals International, Inc.,
                             Series E1 Tranche B Term Loan, 8/5/20                     1,314,957
                                                                                  --------------
                                                                                  $    8,601,839
                                                                                  --------------
                             Total Pharmaceuticals, Biotechnology
                             & Life Sciences                                      $    9,727,369
------------------------------------------------------------------------------------------------
                             BANKS -- 0.1%
                             Thrifts & Mortgage Finance -- 0.1%
 1,377,342          5.00     Ocwen Financial Corp., Initial Term
                             Loan, 1/15/18                                        $    1,344,344
                                                                                  --------------
                             Total Banks                                          $    1,344,344
------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Other Diversified Financial Services -- 0.1%
   386,589          3.50     AWAS Finance Luxembourg 2012 SA,
                             Term Loan, 7/16/18                                   $      387,551
 1,295,000          3.50     Delos Finance S.a.r.l., Tranche B
                             Term Loan, 2/27/21                                        1,298,561
 1,546,307          4.50     Fly Funding II S.a.r.l., Term Loan, 8/9/18                1,554,038
   491,250          5.00     Livingston International, Inc., Initial Term B-1
                             Loan (First Lien), 4/18/19                                  486,798
    78,745          5.25     WorldPay, Facility B2A Term Loan, 8/6/17                     79,254
                                                                                  --------------
                                                                                  $    3,806,202
------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
 1,003,913          4.25     Mirror BidCo Corp., New Incremental
                             Term Loan, 12/18/19                                  $    1,002,866
   595,500          3.25     SBA Senior Finance II LLC, Incremental
                             Tranche B-1 Term Loan, 3/31/21                              593,214
                                                                                  --------------
                                                                                  $    1,596,080
                                                                                  --------------
                             Total Diversified Financials                         $    5,402,282
------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Insurance Brokers -- 0.0%+
 1,085,150          4.25     USI Insurance Services LLC, Term B
                             Loan, 12/30/19                                       $    1,079,724
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 91

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Life & Health Insurance -- 0.0%+
   458,599          3.75     CNO Financial Group, Inc., Tranche B2
                             Term Loan, 9/4/18                                    $      460,021
------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.0%+
   241,827          5.00     Alliant Holdings I, Inc., Initial Term Loan,
                             12/20/19                                             $      242,079
------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.1%
   492,389          5.75     Confie seguros Holding II Co., Term B
                             Loan (First Lien), 11/9/18                           $      491,363
   962,813          5.75     Hyperion Insurance Group, Ltd., Term
                             Loan, 10/4/19                                               959,804
                                                                                  --------------
                                                                                  $    1,451,167
                                                                                  --------------
                             Total Insurance                                      $    3,232,991
------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.2%
                             Mortgage REIT -- 0.1%
 1,582,007          3.50     Starwood Property Trust, Inc., Term
                             Loan (First Lien), 4/17/20                           $    1,569,154
------------------------------------------------------------------------------------------------
                             Retail REIT -- 0.1%
 1,710,500          5.50     DTZ U.S. Borrower, LLC, Initial Term
                             Loan, 10/28/21                                       $    1,724,042
------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.0%+
   984,969          3.25     The GEO Group, Inc., Term Loan, 4/3/20               $      983,737
------------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.0%+
   985,084          4.50     Altisource Solutions S.a.r.l., Term B
                             Loan, 12/9/20                                        $      724,037
                                                                                  --------------
                             Total Real Estate                                    $    5,000,970
------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.4%
                             Internet Software & Services -- 0.1%
   954,022          3.25     Dealertrack Technologies, Inc.,
                             Term Loan, 2/27/21                                   $      951,332
   955,848          3.75     Vantiv LLC, Term B Loan, 6/12/21                            961,217
                                                                                  --------------
                                                                                  $    1,912,549
------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.1%
 1,358,138          3.75     Booz Allen Hamilton, Inc., Refinance
                             Tranche B, 7/31/19                                   $    1,366,344
   294,724          4.50     Deltek, Inc., Term Loan (First Lien), 10/10/18              296,059
   398,000          5.75     Evergreen Skills Lux S.a.r.l., Initial
                             Term Loan (First Lien), 4/23/21                             393,920
   227,700          4.50     PSAV Presentation Services, Tranche
                             B Term Loan (First Lien), 1/24/21                           227,700
                                                                                  --------------
                                                                                  $    2,284,023
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.1%
   977,588          3.50     Genpact International, Inc., Term Loan, 8/30/19      $      980,765
------------------------------------------------------------------------------------------------
                             Application Software -- 0.0%+
   467,006          4.50     Epiq Systems, Inc., Term Loan, 8/27/20               $      468,173
    10,555          8.50     Expert Global Solutions, Inc., Term B
                             Advance (First Lien), 4/3/18                                 10,565
   325,732          3.50     Verint Systems, Inc., Tranche B-2
                             Term Loan (First Lien), 9/6/19                              325,936
                                                                                  --------------
                                                                                  $      804,674
------------------------------------------------------------------------------------------------
                             Home Entertainment Software -- 0.1%
 1,411,209          3.25     Activision Blizzard, Inc., Term Loan, 7/26/20        $    1,419,147
 1,455,882          5.25     Micro Focus International, Term Loan B, 10/7/21           1,459,825
                                                                                  --------------
                                                                                  $    2,878,972
                                                                                  --------------
                             Total Software & Services                            $    8,860,983
------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                             Communications Equipment -- 0.0%+
   157,636          2.83     Commscope, Inc., Tranche 3 Term Loan, 1/21/17        $      157,439
   236,453          3.25     Commscope, Inc., Tranche 4 Term Loan, 1/14/18               236,501
                                                                                  --------------
                                                                                  $      393,940
------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.0%+
   977,273          4.75     Zebra Technologies, Term Loan B, 9/30/21             $      989,896
------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.1%
   640,250          3.25     Belden Finance 2013 LP, Initial Term Loan, 9/9/20    $      641,450
 1,330,000          6.25     FCI -- Fidji Luxembourg Bc4 S.a.r.l.,
                             Term Loan, 12/19/20                                       1,334,156
                                                                                  --------------
                                                                                  $    1,975,606
                                                                                  --------------
                             Total Technology Hardware & Equipment                $    3,359,442
------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS &
                             SEMICONDUCTOR EQUIPMENT -- 0.1%
                             Semiconductor Equipment -- 0.1%
 1,492,500          3.50     Sensata Technologies BV, Third
                             Amendment, 10/8/21                                   $    1,503,134
   443,063          3.25     Sensata Technologies BV, Term Loan, 5/12/18                 445,001
                                                                                  --------------
                                                                                  $    1,948,135
------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.0%+
 1,122,572          3.75     Avago Technologies Ltd., Tranche B
                             Term Loan (First Lien), 4/16/21                      $    1,126,291
   131,461          3.25     Microsemi Corp., Term Loan (First Lien), 3/14/21            131,527
                                                                                  --------------
                                                                                  $    1,257,818
                                                                                  --------------
                             Total Semiconductors &
                             Semiconductor Equipment                              $    3,205,953
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 93

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.3%
                             Integrated Telecommunication Services -- 0.2%
 1,231,250          4.00     Cincinnati Bell, Inc., Tranche B
                             Term Loan, 9/10/20                                   $    1,231,763
 1,000,000          4.50     Level 3 Financing, Inc., Tranche B
                             2022, 1/31/22                                             1,006,518
 1,004,821          3.25     West Corp., B-10 Term Loan (First Lien), 6/30/18          1,004,193
 1,027,849          3.50     Windstream Corp., Tranche B-4 Term Loan, 1/8/20           1,028,491
   706,988          3.50     Windstream Corp., Tranche B-5 Term Loan, 8/8/19             706,189
                                                                                  --------------
                                                                                  $    4,977,154
------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.1%
 1,177,227          3.00     Crown Castle International Corp., Tranche B-2 Term
                             Loan (First Lien), 1/31/21                           $    1,176,049
   660,000          4.75     GCI Holdings, Inc., Tranche B Term
                             Loan (First Lien), 12/22/21                                 663,300
   267,407          4.50     Numericable U.S. LLC, Tranche B-1
                             Term Loan, 4/23/20                                          268,543
   231,343          4.50     Numericable-SFR, Tranche B-2 Loan
                            (First Lien), 4/23/20                                        232,326
   727,141          4.00     Syniverse Holdings, Inc., Tranche B
                             Term Loan, 4/23/19                                          689,572
                                                                                  --------------
                                                                                  $    3,029,790
                                                                                  --------------
                             Total Telecommunication Services                     $    8,006,944
------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.3%
 2,730,906          4.75     Atlantic Power LP, Term Loan, 2/20/21                $    2,747,974
 1,179,000          3.00     Calpine Construction Finance Co., LP,
                             Term B-1 Loan, 5/3/20                                     1,165,183
 1,350,000          5.25     Terra-Gen Finance Co., Term Loan, 11/26/21                1,358,438
 1,595,935          3.75     Texas Competitive Electric Holdings Co., LLC, DIP
                             Delayed Draw Term Loan (2014), 5/5/16                     1,606,109
                                                                                  --------------
                                                                                  $    6,877,704
------------------------------------------------------------------------------------------------
                             Independent Power Producers
                             & Energy Traders -- 0.1%
   756,297          4.00     Calpine Corp., Term Loan, 9/27/19                    $      759,343
   453,462          4.00     Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                454,797
 1,167,488          2.75     NRG Energy, Inc., Term Loan (2013), 7/1/18                1,163,678
 1,545,425          3.75     NSG Holdings LLC, New Term Loan, 12/11/19                 1,543,494
                                                                                  --------------
                                                                                  $    3,921,312
                                                                                  --------------
                             Total Utilities                                      $   10,799,016
------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE
                             LOAN INTERESTS
                             (Cost $196,077,767)                                  $  194,716,220
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 0.9%
                             Repurchase Agreements -- 0.4%
 3,115,000                   $3,115,000 Bank of Nova Scotia, 0.12%, dated
                             3/31/15 plus accrued interest on 4/1/15
                             collateralized by $3,177,313 Federal National
                             Mortgage Association, 2.5%, 11/1/27                  $    3,115,000
 3,115,000                   $3,115,000 RBC Capital Markets, Inc., 0.12%,
                             dated 3/31/15 plus accrued interest on 4/1/15
                             collateralized by the following:
                             $750,171 Federal National Mortgage
                             Association (ARM), 2.031-2.896%, 5/1/43-2/1/45
                             $2,427,130 Federal Home Loan
                             Mortgage Corp., 2.683%, 5/1/42                            3,115,000
 3,115,000                   $3,115,000 TD Securities USA, Inc., 0.10%, dated
                             3/31/15 plus accrued interest on 4/1/15
                             collateralized by $3,177,300 Federal National
                             Mortgage Association, 4.0-5.0%, 7/1/37-12/1/44            3,115,000
                                                                                  --------------
                                                                                  $    9,345,000
------------------------------------------------------------------------------------------------
                             Commercial Paper -- 0.5%
 2,500,000                   Dominion Resources, Inc.,
                             Commercial Paper, 4/20/15 (144A) (c)                 $    2,499,670
 2,500,000          0.60     Skandinaviska Enskilda Banken AB New York NY,
                             Floating Rate Note, 9/21/15                               2,502,000
 1,000,000          0.64     Sumitomo Mitsui Banking Corp.,
                             New York, Floating Rate Note, 4/1/15                      1,000,000
 1,715,000          0.00     Sumitomo Mitsui Banking Corp.,
                             New York, Floating Rate Note, 5/2/17 (d)                  1,714,240
 2,500,000          0.44     Svenska Handelsbanken New York NY,
                             Floating Rate Note, 8/17/16                               2,500,950
                                                                                  --------------
                                                                                  $   10,216,860
------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $19,559,843)                                   $   19,561,860
------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 100.3%
                             (Cost $2,504,097,073) (a)                            $2,501,078,035
------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- (0.3)%                 $   (6,292,810)
------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                           $2,494,785,225
================================================================================================

+           Rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2015, the value of these securities amounted to $773,995,614 or 31.0% of total net assets.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(PIK)       Represents a pay-in kind security.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 95

ARM         Adjustable Rate Mortgage.

STRIPS      Separate Trading of Registered Interest and Principal Securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $2,508,807,367 was as follows:

            Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value over tax cost     $  7,773,793
            Aggregate gross unrealized depreciation for all investments
               in which there is an excess of tax cost over value                 (15,503,125)
                                                                                 ------------
            Net unrealized depreciation                                          $ (7,729,332)
                                                                                 ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Rate to be determined.

(e) Security is valued based on a formula approved by the Valuation Committee of the Board of Trustees. At March 31, 2015, the aggregate value of these securities amounted to $23,693,777, or 0.9% of total net assets.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2015 aggregated $1,764,743,723 and $1,039,541,356, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other sit unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

The following is a summary of the inputs used as of March 31, 2015, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------
                                       Level 1  Level 2              Level 3          Total
-----------------------------------------------------------------------------------------------------
Preferred Stocks                       $ --     $           --       $ 2,507,460      $    2,507,460
Asset Backed Securities                  --        677,404,555                --         677,404,555
Collateralized Mortgage
 Obligations                             --        777,513,949                --         777,513,949
Corporate Bonds
 Insurance
   Reinsurance                           --        110,114,121        21,186,317         131,300,438
 All Other Corporate Bonds               --        621,015,107                --         621,015,107
U.S. Government and
 Agency Obligations                      --         74,307,088                --          74,307,088
Foreign Government Bonds                 --          1,800,000                --           1,800,000
Municipal Bonds                          --            951,358                --             951,358
Senior Floating Rate
 Loan Interests                          --        194,716,220                --         194,716,220
Repurchase Agreements                    --          9,345,000                --           9,345,000
Commercial Paper                         --         10,216,860                --          10,216,860
-----------------------------------------------------------------------------------------------------
Total                                  $ --     $2,477,384,258       $23,693,777      $2,501,078,035
=====================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                             Preferred          Corporate
                                             Stocks             Bonds                 Total
-----------------------------------------------------------------------------------------------------
Balance as of 3/31/14                        $       --         $        --           $        --
Realized gain (loss)(1)                             --                   --                    --
Change in unrealized appreciation
  (depreciation)(2)                             207,460           1,881,798             2,089,258
Purchases                                     2,300,000          22,610,519           24,910,519
Sales                                                --          (3,306,000)           (3,306,000)
Transfers in to Level 3*                             --                  --                    --
Transfers out of Level 3*                            --                  --                    --
-----------------------------------------------------------------------------------------------------
Balance as of 3/31/15                        $2,507,460         $21,186,317           $23,693,777
=====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended March 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     investments still held as of 3/31/15                             $2,089,258
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 97

Statement of Assets and Liabilities | 3/31/15

ASSETS:
  Investment in securities (cost $2,504,097,073)                                    $2,501,078,035
  Cash                                                                                   2,884,457
  Receivables --
     Investment securities sold                                                          1,677,297
     Fund shares sold                                                                   14,992,491
     Interest                                                                            4,520,252
  Other assets                                                                             192,203
--------------------------------------------------------------------------------------------------
         Total assets                                                               $2,525,344,735
==================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                               $   17,535,986
      Fund shares repurchased                                                           11,879,716
      Dividends                                                                            292,255
   Due to affiliates                                                                       607,866
   Accrued expenses                                                                        243,687
--------------------------------------------------------------------------------------------------
          Total liabilities                                                         $   30,559,510
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $2,510,349,737
  Distributions in excess of net investment income                                      (4,409,447)
  Accumulated net realized loss on investments                                          (8,136,027)
  Net unrealized depreciation on investments                                            (3,019,038)
--------------------------------------------------------------------------------------------------
         Total net assets                                                           $2,494,785,225
==================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $694,220,930/69,399,036 shares)                                $        10.00
   Class C (based on $594,282,838/59,484,572 shares)                                $         9.99
   Class C2 (based on $11,257,521/1,127,018 shares)                                 $         9.99
   Class K (based on $5,090,608/508,532 shares)                                     $        10.01
   Class Y (based on $1,188,107,358/118,743,083 shares)                             $        10.01
   Class Z (based on $1,825,970/183,433 shares)                                     $         9.95
MAXIMUM OFFERING PRICE:
   Class A ($10.00/97.5%)                                                           $        10.26
==================================================================================================

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Statement of Operations

For the Year Ended 3/31/15

INVESTMENT INCOME:
   Interest                                                          $39,120,420
-------------------------------------------------------------------------------------------------
         Total investment income                                                      $39,120,420
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 7,880,789
  Transfer agent fees and expenses
     Class A                                                              28,252
     Class C                                                              30,710
     Class C2                                                                228
     Class Y                                                               7,215
     Class Z                                                                 304
  Distribution fees
     Class A                                                           1,411,612
     Class C                                                           2,877,575
     Class C2                                                             39,188
  Administrative reimbursement                                           703,208
  Shareholder communication expense                                    1,648,427
  Custodian fees                                                         189,182
  Registration fees                                                      346,804
  Professional fees                                                      141,398
  Printing expense                                                        71,650
  Fees and expenses of nonaffiliated Trustees                             92,226
  Pricing fees                                                            65,171
  Miscellaneous                                                          349,129
-------------------------------------------------------------------------------------------------
     Total expenses                                                                   $15,883,068
-------------------------------------------------------------------------------------------------
         Net investment income                                                        $23,237,352
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                                    $  (141,464)
  Change in net unrealized depreciation on investments                                 (9,437,084)
-------------------------------------------------------------------------------------------------
  Net loss on investments                                                             $(9,578,548)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $13,658,804
=================================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 99

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended         Year Ended
                                                               3/31/15            3/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $    23,237,352    $    15,145,546
Net realized gain (loss) on investments                               (141,464)           149,211
Change in net unrealized appreciation (depreciation)
  on investments                                                    (9,437,084)          (606,840)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $    13,658,804    $    14,687,917
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.10 per share, respectively)        $    (8,726,818)   $    (4,647,335)
      Class C ($0.09 and $0.07 per share, respectively)             (5,456,629)        (3,091,044)
      Class C2 ($0.09 and $0.05 per share, respectively)               (78,135)            (8,210)
      Class K ($0.14 and $0.13 per share, respectively)                (29,911)              (125)
      Class Y ($0.14 and $0.12 per share, respectively)            (16,320,776)        (9,018,695)
      Class Z ($0.13 and $0.13 per share, respectively)                (68,790)           (18,529)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $   (30,681,059)   $   (16,783,938)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $ 2,848,851,687    $ 2,307,738,408
Reinvestment of distributions                                       26,801,350         13,876,376
Cost of shares repurchased                                      (2,430,043,835)    (1,574,244,421)
--------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from Fund
          share transactions                                   $   445,609,202    $   747,370,363
--------------------------------------------------------------------------------------------------
       Net increase in net assets                              $   428,586,947    $   745,274,342
NET ASSETS:
Beginning of year                                                2,066,198,278      1,320,923,936
--------------------------------------------------------------------------------------------------
End of year                                                    $ 2,494,785,225    $ 2,066,198,278
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $    (4,409,447)   $    (3,720,388)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

-----------------------------------------------------------------------------------------------
                                 `15 Shares    `15 Amount         `14 Shares    `14 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                       83,933,411   $   843,718,437     62,652,176   $  630,767,493
Reinvestment of distributions        802,331         8,051,015        427,543        4,303,233
Less shares repurchased          (72,000,258)     (723,312,357)   (44,233,206)    (445,365,813)
-----------------------------------------------------------------------------------------------
      Net increase                12,735,484   $   128,457,095     18,846,513   $  189,704,913
===============================================================================================
Class C
Shares sold                       46,730,296   $   468,963,898     56,870,669   $  571,857,990
Reinvestment of distributions        537,145         5,379,841        303,017        3,046,361
Less shares repurchased          (45,018,482)     (451,628,403)   (32,788,054)    (329,711,220)
-----------------------------------------------------------------------------------------------
      Net increase                 2,248,959   $    22,715,336     24,385,632   $  245,193,131
===============================================================================================
Class C2*
Shares sold                          977,969   $     9,812,274        375,767   $    3,776,660
Reinvestment of distributions          4,313            43,166            649            6,519
Less shares repurchased             (223,142)       (2,236,434)        (8,538)         (85,763)
-----------------------------------------------------------------------------------------------
      Net increase                   759,140   $     7,619,006        367,878   $    3,697,416
===============================================================================================
Class K
Shares sold                          508,487   $     5,104,776             --   $           --
Reinvestment of distributions          2,980            29,827             --               --
Less shares repurchased               (3,926)          (39,320)            --               --
-----------------------------------------------------------------------------------------------
      Net increase                   507,541   $     5,095,283             --   $           --
===============================================================================================
Class Y
Shares sold                      150,302,046   $ 1,510,576,398    108,933,560   $1,097,365,036
Reinvestment of distributions      1,318,376        13,231,801        645,480        6,501,765
Less shares repurchased         (123,502,586)   (1,240,201,155)   (79,299,296)    (798,846,719)
-----------------------------------------------------------------------------------------------
      Net increase                28,117,836   $   283,607,044     30,279,744   $  305,020,082
===============================================================================================
Class Z**
Shares sold                        1,062,915   $    10,675,904        395,076   $    3,971,229
Reinvestment of distributions          6,556            65,700          1,840           18,498
Less shares repurchased           (1,259,589)      (12,626,166)       (23,365)        (234,906)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)       (190,118)  $    (1,884,562)       373,551   $    3,754,821
===============================================================================================

*    Class C2 shares commenced operations on August 1, 2013.

**   Class Z shares commenced operations on April 1, 2013.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 101

Financial Highlights

---------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year
                                                             Ended      Ended      Ended      5/1/11
                                                             3/31/15    3/31/14    3/31/13    to 3/31/12
---------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.07   $  10.08   $  10.02   $ 10.00
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10   $   0.10   $   0.13   $  0.12
   Net realized and unrealized gain (loss) on investments       (0.05)     (0.01)      0.08      0.03
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.05   $   0.09   $   0.21   $  0.15
---------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.12)  $  (0.10)  $  (0.15)  $ (0.13)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.07)  $  (0.01)  $   0.06   $  0.02
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.00   $  10.07   $  10.08   $ 10.02
==========================================================================================================
Total return*                                                    0.54%      0.92%      2.14%     1.48%(a)
Ratio of net expenses to average net assets                      0.63%      0.66%      0.72%     0.90%**
Ratio of net investment income (loss) to average net assets      0.95%      0.93%      0.94%     1.45%**
Portfolio turnover rate                                            45%        47%       101%       51%
Net assets, end of period (in thousands)                     $694,221   $570,468   $381,267   $48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.63%      0.66%      0.72%     1.03%**
   Net investment income (loss) to average net assets            0.95%      0.93%      0.94%     1.32%**
==========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

----------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year
                                                             Ended      Ended      Ended      5/1/11
                                                             3/31/15    3/31/14    3/31/13    to 3/31/12
----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.05   $  10.07   $  10.02   $ 10.00
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.07   $   0.08   $   0.09   $  0.05
   Net realized and unrealized gain (loss) on investments       (0.04)     (0.03)      0.07      0.03
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.03   $   0.05   $   0.16   $  0.08
----------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.09)  $  (0.07)  $  (0.11)  $ (0.06)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.06)  $  (0.02)  $   0.05   $  0.02
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.99   $  10.05   $  10.07   $ 10.02
==========================================================================================================
Total return*                                                    0.34%      0.54%      1.61%     0.82%(a)
Ratio of net expenses to average net assets                      0.94%      0.97%      1.03%     1.75%**
Ratio of net investment income (loss) to average net assets      0.66%      0.62%      0.63%     0.52%**
Portfolio turnover rate                                            45%        47%       101%       51%
Net assets, end of period (in thousands)                     $594,283   $575,457   $330,828   $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.94%      0.97%      1.03%     1.87%**
   Net investment income (loss) to average net assets            0.66%      0.62%      0.63%     0.40%**
==========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 103

-----------------------------------------------------------------------------------
                                                             Year
                                                             Ended       8/1/13
                                                             3/31/15     to 3/31/14
-----------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                         $ 10.05    $10.04
-----------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06    $ 0.07
   Net realized and unrealized gain (loss) on investments      (0.03)    (0.01)
-----------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.03    $ 0.06
-----------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.09)   $(0.05)
-----------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.06)   $ 0.01
-----------------------------------------------------------------------------------
Net asset value, end of period                               $  9.99    $10.05
===================================================================================
Total return*                                                   0.33%     0.56%(a)
Ratio of net expenses to average net assets                     0.95%     0.99%**
Ratio of net investment income (loss) to average
   net assets                                                   0.66%     0.68%**
Portfolio turnover rate                                           45%       47%
Net assets, end of period (in thousands)                     $11,258    $3,699
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          0.95%     0.99%**
  Net investment income (loss) to average net assets            0.66%     0.68%**
===================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

---------------------------------------------------------------------------------
                                               Year      Year
                                               Ended     Ended        12/20/12
                                               3/31/15   3/31/14      to 3/31/13
---------------------------------------------------------------------------------
Class K
Net asset value, beginning of period           $10.07    $10.08       $10.09
---------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
    Net investment income (loss)               $ 0.14    $ 0.12       $ 0.03
    Net realized and unrealized gain (loss)
     on investments                             (0.06)    (0.00)(a)     0.01
----------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                        $ 0.08    $ 0.12       $ 0.04
---------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                       $(0.14)   $(0.13)      $(0.05)
---------------------------------------------------------------------------------
Net increase (decrease) in net asset value     $(0.06)   $(0.01)      $(0.01)
---------------------------------------------------------------------------------
Net asset value, end of period                 $10.01    $10.07       $10.08
=================================================================================
Total return*                                    0.83%     1.16%        0.43%(b)
Ratio of net expenses to average net assets      0.41%     0.41%        0.53%**
Ratio of net investment income (loss) to
   average net assets                            1.28%     1.19%        1.25%**
Portfolio turnover rate                            45%       47%         101%
Net assets, end of period (in thousands)       $5,091    $   10       $   10
Ratios with no waiver of fees and assumption
   of expenses by the Adviser and no reduction
   for fees paid indirectly:
   Total expenses to average net assets          0.41%     0.41%        0.53%**
   Net investment income (loss) to
     average net assets                          1.28%     1.19%        1.25%**
=================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 105

-----------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year
                                                             Ended        Ended      Ended      5/1/11
                                                             3/31/15      3/31/14    3/31/13    to 3/31/12
-----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.07   $  10.09   $  10.03   $ 10.00
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.11   $   0.12   $   0.14   $  0.14
   Net realized and unrealized gain (loss) on investments         (0.03)     (0.02)      0.09      0.04
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.08   $   0.10   $   0.23   $  0.18
-----------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.14)  $  (0.12)  $  (0.17)  $ (0.15)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.06)  $  (0.02)  $   0.06   $  0.03
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.01   $  10.07   $  10.09   $ 10.03
===========================================================================================================
Total return*                                                      0.79%      0.99%      2.35%     1.79%(a)
Ratio of net expenses to average net assets                        0.51%      0.54%      0.55%     0.67%**
Ratio of net investment income (loss) to average net assets        1.08%      1.05%      1.11%     1.72%**
Portfolio turnover rate                                              45%        47%       101%       51%
Net assets, end of period (in thousands)                     $1,188,107   $912,810   $608,818   $99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.51%      0.54%      0.55%     0.80%**
   Net investment income (loss) to average net assets              1.08%      1.05%      1.11%     1.59%**
===========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

---------------------------------------------------------------------------------------
                                                               Year
                                                               Ended       4/1/13
                                                               3/31/15     to 3/31/14
---------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                          $10.05      $10.08
---------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                               $ 0.00(a)   $ 0.14
    Net realized and unrealized gain (loss) on investments       0.03       (0.04)
---------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations            $ 0.03      $ 0.10
---------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                                      $(0.13)     $(0.13)
---------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                    $(0.10)     $(0.03)
---------------------------------------------------------------------------------------
 Net asset value, end of period                                $ 9.95      $10.05
=======================================================================================
 Total return*                                                   0.30%       1.00%(b)
 Ratio of net expenses to average net assets                     0.74%       0.60%**
 Ratio of net investment income (loss) to average
    net assets                                                   0.81%       0.99%**
 Portfolio turnover rate                                           45%         47%
 Net assets, end of period (in thousands)                      $1,826      $3,754
Ratios with no waiver of fees and assumption of expenses
    by the Adviser and no reduction for fees paid indirectly:
    Total expenses to average net assets                         0.74%       0.60%**
    Net investment income (loss) to average net assets           0.81%       0.99%**
=======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 107

Notes to Financial Statements | 3/31/15

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (formerly known as Pioneer Multi-Asset Floating Rate Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal. Prior to December 1, 2013, the investment objective of the Fund was to seek a high level of current income. Capital appreciation was a secondary objective.

The Fund offers six classes of shares designated as Class A, Class C, Class C2, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were commenced operations on April 29, 2011. Class K shares commenced operations on December 20, 2012. Class Z shares commenced operations on April 1, 2013. Class C2 shares commenced operations on August 1, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y, or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIMs fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 109

     At March 31, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker dealers).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gain and loss at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2015, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2015, the Fund reclassified $6,754,648 to decrease distributions in excess of net investment income and $6,754,648 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2015, the Fund was permitted to carry forward indefinitely $8,135,597 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 were as follows:

     ----------------------------------------------------------------------------
                                                      2015                   2014
     ----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                           $30,681,059            $16,783,938
     ----------------------------------------------------------------------------
         Total                                 $30,681,059            $16,783,938
     ============================================================================

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 111

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2015:

     ----------------------------------------------------------------------------
                                                                             2015
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $    592,672
     Capital loss carryforward                                         (8,135,597)
     Dividends payable                                                   (292,255)
     Unrealized depreciation                                           (7,729,332)
     ----------------------------------------------------------------------------
          Total                                                      $(15,564,512)
     ============================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $12,342 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2015.

G.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

H.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended March 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15% of the average daily net assets attributable to Class C2 shares. Fees waived and expenses reimbursed during the year ended March 31, 2015 are reflected on the Statement of Operations. The expense limitation is in effect through August 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93,246 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2015.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 113

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2015, such out-of-pocket expenses by class of shares were as follows:

---------------------------------------------------------------------------------
Shareholder Communications:
---------------------------------------------------------------------------------
Class A                                                                $  201,057
Class C                                                                   172,500
Class C2                                                                    3,560
Class K                                                                         9
Class Y                                                                 1,252,000
Class Z                                                                    19,301
---------------------------------------------------------------------------------
    Total                                                              $1,648,427
=================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $466,221 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at March 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,399 in distribution fees payable to PFD at March 31, 2015.

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

In addition, redemptions of each class of shares (except Class K, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 and Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class K, Class Y and Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2015, CDSCs of $404,209 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect As of February 11, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2015, the Fund had no borrowings under the credit facility.

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 115 resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Subsequent Event

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Multi-Asset Ultrashort Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust X), as of March 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2014, and the financial highlights for the years ended March 31, 2014, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund as of March 31, 2015, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 22, 2015

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 117

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 71.34%.

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 119

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service          Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2011.        Private investor (2004 - 2008 and       Director, Broadridge Financial
Chairman of the Board and     Serves until a successor   2013 - present); Chairman (2008 -       Solutions, Inc. (investor
Trustee                       trustee is elected or      2013) and Chief Executive Officer       communications and securities
                              earlier retirement or      (2008 - 2012), Quadriserv, Inc.         processing provider for financial
                              removal.                   (technology products for securities     services industry) (2009 -
                                                         lending industry); and Senior           present); Director, Quadriserv,
                                                         Executive Vice President, The Bank of   Inc. (2005 - 2013); and
                                                         New York (financial and securities      Commissioner, New Jersey State
                                                         services) (1986 - 2004)                 Civil Service Commission (2011 -
                                                                                                 present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2011.        Managing Partner, Federal City          Director of New York Mortgage
Trustee                       Serves until a successor   Capital Advisors (corporate advisory    Trust (publicly-traded mortgage
                              trustee is elected or      services company) (1997 - 2004 and      REIT) 2004 - 2009, 2012 - present);
                              earlier retirement or      2008 - present); Interim Chief          Director (of The Swiss Helvetia
                              removal.                   Executive Officer, Oxford Analytica,    Fund, Inc. (closed-end fund)
                                                         Inc. (privately-held research and       (2010 - present); Director of
                                                         consulting company) (2010); Executive   Oxford Analytica, Inc.
                                                         Vice President and Chief Financial      (2008 - present); and Director of
                                                         Officer, I-trax, Inc. (publicly traded  Enterprise Community Investment,
                                                         health care services company) (2004 -   Inc. (privately-held affordable
                                                         2007); and Executive Vice President     housing finance company)
                                                         and Chief Financial Officer, Pedestal   (1985 - 2010)
                                                         Inc. (internet-based mortgage trading
                                                         company) (2000 - 2002); Private
                                                         consultant (1995 - 1997), Managing
                                                         Director, Lehman Brothers (investment
                                                         banking firm) (1992 - 1995); and
                                                         Executive, The World Bank (1979 -
                                                         1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)     Trustee since 2011.        William Joseph Maier Professor of       Trustee, Mellon Institutional
Trustee                       Serves until a successor   Political Economy, Harvard University   Funds Investment Trust and
                              trustee is elected or      (1972 - present)                        Mellon Institutional
                              earlier retirement or                                              Funds Master Portfolio (oversaw
                              removal.                                                           17 portfolios in fund complex)
                                                                                                 (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service          Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)     Trustee since 2011.        Founding Director, Vice President and   None
Trustee                       Serves until a successor   Corporate Secretary, The Winthrop
                              trustee is elected or      Group, Inc. (consulting firm) (1982 -
                              earlier retirement or      present); Desautels Faculty of
                              removal.                   Management, McGill University (1999 -
                                                         present); and Manager of Research
                                                         Operations and Organizational
                                                         Learning, Xerox PARC, Xerox's advance
                                                         research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)      Trustee since 2011.        President and Chief Executive Officer,  Director of New America High
Trustee                       Serves until a successor   Newbury, Piret & Company, Inc.          Income Fund, Inc. (closed-end
                              trustee is elected or      (investment banking firm) (1981 -       investment company) (2004 -
                              earlier retirement or      present)                                present); and Member,
                              removal.                                                           Board of Governors, Investment
                                                                                                 Company Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.        Consultant (investment company          None
Trustee                       Serves until a successor   services) (2012 - present); Executive
                              trustee is elected or      Vice President, BNY Mellon (financial
                              earlier retirement or      and investment company services)
                              removal.                   (1969 - 2012); Director, BNY
                                                         International Financing Corp.
                                                         (financial services) (2002 - 2012);
                                                         and Director, Mellon Overseas
                                                         Investment Corp. (financial services)
                                                         (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 121

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service          Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*       Trustee since 2014.        Director and Executive Vice President   None
Trustee                       Serves until a             (since 2008) and Chief Investment
                              successor trustee is       Officer, U.S. (since 2010) of PIM-USA;
                              elected or earlier         Executive Vice President of Pioneer
                              retirement or removal.     (since 2008); Executive Vice
                                                         President of Pioneer Institutional
                                                         Asset Management, Inc. (since 2009);
                                                         and Portfolio Manager of Pioneer
                                                         (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service          Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (58)**       Advisory Trustee           Chief Investment Officer, 1199 SEIU     None
Advisory Trustee              since 2014.                Funds (healthcare workers union
                                                         pension funds) (2001 - present); Vice
                                                         President - International Investments
                                                         Group, American International Group,
                                                         Inc. (insurance company) (1993 -
                                                         2001); Vice President Corporate
                                                         Finance and Treasury Group, Citibank,
                                                         N.A.(1980 - 1986 and 1990 - 1993);
                                                         Vice President - Asset/Liability
                                                         Management Group, Federal Farm
                                                         Funding Corporation
                                                         (government-sponsored issuer of debt
                                                         securities) (1988 - 1990); Mortgage
                                                         Strategies Group, Shearson Lehman
                                                         Hutton, Inc. (investment bank) (1987
                                                         - 1988); and Mortgage Strategies
                                                         Group, Drexel Burnham Lambert, Ltd.
                                                         (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 123

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service          Principal Occupation                    Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves         Chair, Director, CEO and President      None
President and Chief           at the discretion of       of Pioneer Investment Management-USA
Executive Officer             the Board.                 (since September 2014); Chair,
                                                         Director, CEO and President of
                                                         Pioneer Investment Management, Inc.
                                                         (since September 2014); Chair,
                                                         Director, CEO and President of
                                                         Pioneer Funds Distributor, Inc.
                                                         (since September 2014); Chair,
                                                         Director, CEO and President of
                                                         Pioneer Institutional Asset
                                                         Management, Inc. (since September
                                                         2014); and Chair, Director, and CEO
                                                         of Pioneer Investment Management
                                                         Shareholder Services, Inc. (since
                                                         September 2014); Managing Director,
                                                         Morgan Stanley Investment Management
                                                         (2010 - 2013); and Director of
                                                         Institutional Business, CEO of
                                                         International, Eaton Vance
                                                         Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2011. Serves         Vice President and Associate General    None
Secretary and Chief           at the discretion of       Counsel of Pioneer since January
Legal Officer                 the Board.                 2008; Secretary and Chief Legal
                                                         Officer of all of the Pioneer Funds
                                                         since June 2010; Assistant Secretary
                                                         of all of the Pioneer Funds from
                                                         September 2003 to May 2010; and Vice
                                                         President and Senior Counsel of
                                                         Pioneer from July 2002 to December
                                                         2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2011. Serves at      Fund Governance Director of Pioneer     None
Assistant Secretary           the discretion of the      since December 2006 and Assistant
                              Board.                     Secretary of all the Pioneer Funds
                                                         since June 2010; Manager - Fund
                                                         Governance of Pioneer from December
                                                         2003 to November 2006; and Senior
                                                         Paralegal of Pioneer from January
                                                         2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2011. Serves at      Senior Counsel of Pioneer since May     None
Assistant Secretary           the discretion of the      2013 and Assistant Secretary of all
                              Board.                     the Pioneer Funds since June 2010;
                                                         and Counsel of Pioneer from June
                                                         2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2011. Serves at      Vice President - Fund Treasury of       None
Treasurer and Chief           the discretion of the      Pioneer; Treasurer of all of the
Financial and                 Board.                     Pioneer Funds since March 2008;
Accounting Officer                                       Deputy Treasurer of Pioneer from
                                                         March 2004 to February 2008; and
                                                         Assistant Treasurer of all of the
                                                         Pioneer Funds from March 2004 to
                                                         February 2008
------------------------------------------------------------------------------------------------------------------------------------

124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                 Other Directorships
Position Held with the Fund   Length of Service          Principal Occupation                    Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2011. Serves at      Director - Fund Treasury of Pioneer;    None
Assistant Treasurer           the discretion of the      and Assistant Treasurer of all of
                              Board.                     the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2011. Serves at      Fund Accounting Manager - Fund          None
Assistant Treasurer           the discretion of the      Treasury of Pioneer; and Assistant
                              Board.                     Treasurer of all of the Pioneer
                                                         Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2011. Serves at      Fund Administration Manager - Fund      None
Assistant Treasurer           the discretion of the      Treasury of Pioneer since November
                              Board.                     2008; Assistant Treasurer of all of
                                                         the Pioneer Funds since January
                                                         2009; and Client Service Manager -
                                                         Institutional Investor Services at
                                                         State Street Bank from March 2003 to
                                                         March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2011. Serves at      Chief Compliance Officer of Pioneer     None
Chief Compliance Officer      the discretion of the      and of all the Pioneer Funds since
                              Board.                     March 2010; Chief Compliance Officer
                                                         of Pioneer Institutional Asset
                                                         Management, Inc. since January 2012;
                                                         Chief Compliance Officer of
                                                         Vanderbilt Capital Advisors, LLC
                                                         since July 2012: Director of Adviser
                                                         and Portfolio Compliance at Pioneer
                                                         since October 2005; and Senior
                                                         Compliance Officer for Columbia
                                                         Management Advisers, Inc. from
                                                         October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2011. Serves at      Director - Transfer Agency              None
Anti-Money Laundering         the discretion of the      Compliance of Pioneer and Anti-Money
Officer                       Board.                     Laundering Officer of all the
                                                         Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 125
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                           This page for your notes.

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        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 127

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        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/15 131

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

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 25671-03-0515

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Trust were totaled approximately $109,694 payable to Deloitte & Touche
LLP for the year ended March 31, 2015 and $91,847 were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended March 31, 2015 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $22,950 payable to Deloitte & Touche LLP for the year ended March 31,
2015 and $24,393 were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended March 31, 2015 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $22,950 payable to Deloitte & Touche LLP for the year ended
March 31, 2015 and $24,393 were paid to the former auditor, Ernst & Young LLP for the year ended March 31,
2014.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 29, 2015

* Print the name and title of each signing officer under his or her signature.